  As filed with the Securities and Exchange Commission on November 12, 1998
                                               Registration No. 333-59731

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------

                              AMENDMENT NO. 2 to
                                   Form S-3
                            REGISTRATION STATEMENT
                                     Under
                          THE SECURITIES ACT OF 1933

                             --------------------

                            GREENPOINT CREDIT CORP.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware                                                                                                     13-4002891
(State or other jurisdiction of incorporation or organization)                      (I.R.S. Employer Identification Number)

                          GREENPOINT FINANCIAL CORP.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware                                                                                                     06-1379001
(State or other jurisdiction of incorporation or organization)                      (I.R.S. Employer Identification Number)

                                90 Park Avenue
                           New York, New York 10016
                                (212) 834-1000
              (Address, including zip code, and telephone number,
    including area code, of each registrant's principal executive offices)

                            Howard C. Bluver, Esq.
                            GreenPoint Credit Corp.
                                90 Park Avenue
                           New York, New York 10016
                                (212) 834-1000
                      (Name, address, including zip code,
       and telephone number, including area code, of agent for service)

                                  Copies to:

                              Mark R. Levie, Esq.
                             Martin B. Howard, Esq.
                      Orrick, Herrington & Sutcliffe LLP
                     777 South Figueroa Street, Suite 3200
                         Los Angeles, California 90017
                                (213) 629-2020

          APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement

          If any of the securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, check the following box: [_]

          If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [X]

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the registration statement number of the earlier effective registration statement for the same offering. [_]

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the registration statement number of the earlier effective registration statement for the same offering. [_]

          If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                        CALCULATION OF REGISTRATION FEE

                                                         Proposed
                                                         maximum           Proposed maximum          Amount of
Title of securities to be         Amount to be        offering price      aggregate offering       registration
        registered                 registered            per unit*               price                fee(1)
-------------------------         ------------        ---------------     -------------------      -------------
GreenPoint                                                 100%            $3,000,000,000.00         $831,220.00
 Manufactured Housing              $3,000,000,000.00
 Contract Trust Pass-
 Through Certificates

 Limited Guarantee of                                      100%            $3,000,000,000.00              N/A
 GreenPoint Financial              $3,000,000,000.00
 Corp.

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(a).

(1) $2,950.00 was filed on July 23, 1998 with the initial filing of the Registration Statement.

                         -----------------------------

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

Information contained herein is subject to completion or amendment. A registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This prospectus supplement and the accompanying prospectus shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there by any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                 Subject to Completion, Dated [______], 199[_]
                        [FORM OF PROSPECTUS SUPPLEMENT]

PROSPECTUS SUPPLEMENT DATED [               ]
(To Prospectus dated [         ], 199[  ])

                          $[          ] (APPROXIMATE)

          GreenPoint Credit Corp. Manufactured Housing Contract Trust Senior/Subordinate Pass-Through Certificates, Series 199[ ]-[ ]

                                                                                         Final Scheduled Distribution
                             Initial Class Certificate     Balance Pass-Through Rate                 Date(2)
                             -------------------------     -------------------------     -----------------------------
Class A-1................     $[               ]
[Class A-2...............     $[               ]                                            ]
[Class A-IO(3)...........     $[               ]                                            ]
Class M..................      [               ](1)
Class B-1................      [               ](1)


(1) [The Pass-Through Rate is subject to a maximum rate equal to the weighted average of the Net Contract Rates (as defined herein) in the Contract Pool.]
(2) Determined as described under "Prepayment and Yield Considerations - Final Distribution Date"; the Final Distribution Date could occur significantly earlier.

(3) For risks associated with such securities, including loss of entire investment, see "Risk Factors--Interest-only Certificates" herein.

(Distributions payable on the 10th day of each month beginning in [ ], 199[ ])


                GREENPOINT CREDIT CORP., SELLER AND SERVICER

 [Manufactured Housing Contract Trust, Grantor Trust and Owner Trust], Issuer


          For the Index of Defined Terms, see page __ herein.

          FOR A DISCUSSION OF SIGNIFICANT MATTERS AFFECTING INVESTMENTS IN THE OFFERED CERTIFICATES (DEFINED HEREIN), SEE "RISK FACTORS" HEREIN AT PAGE __ AND IN THE PROSPECTUS AT PAGE __.

THE OFFERED CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF GREENPOINT. NEITHER THE OFFERED CERTIFICATES NOR THE UNDERLYING CONTRACTS OR ANY COLLECTIONS THEREON WILL BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY, THE UNDERWRITERS OR ANY OF THEIR AFFILIATES, GREENPOINT OR ANY ITS AFFILIATES [EXCEPT WITH RESPECT TO THE LIMITED GUARANTEE OR ALTERNATIVE CREDIT ENHANCEMENT APPLICABLE TO THE CLASS [ ] CERTIFICATES AS DESCRIBED HEREIN)]. THE [LIMITED GUARANTEE OR ALTERNATIVE CREDIT ENHANCEMENT WITH RESPECT TO THE CLASS [ ] CERTIFICATES AND] COLLECTIONS ON THE CONTRACTS WILL CONSTITUTE THE ONLY SOURCE OF FUNDS FOR PAYMENT ON THE OFFERED CERTIFICATES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                                      Price to Public(1)       Underwriting Discount    Proceeds to Seller(s)(1)(2)
Class A-1 Certificates.........................                  %                          %                              %
[Class A-IO Certificates.......................               $___                          %                          $___]
Class M Certificates...........................                  %                          %                              %
Class B-1 Certificates.........................                  %                          %                              %
 Total.........................................               $___                       $___                          $___


(1) Plus accrued interest, if any, at the applicable rate from [ ], 199[ ]. Accrued Interest will be calculated on the Class A-IO Certificates on the basis of a Notional Principal Amount [equal to the Pool Scheduled Principal Balance.]

(2) Before deducting expenses payable by the Seller, estimated to be $_________.

The Offered Certificates are offered subject to prior sale, when, as and if issued by the Trust Fund and accepted by the Underwriters and subject to their right to reject orders in whole or in part. It is expected that delivery of the Offered Certificates will be made in book-entry form only through the Same Day
Funds Settlement system of The Depository Trust Company on or about [         ],
199[ ].

                                [UNDERWRITERS]

             The date of this Prospectus Supplement is [ ], 199[ ]

(continued from previous page)

          The Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 199[ ]-[ ] (the "Certificates") will represent interests in a pool (the "Contract Pool") of [actuarial] manufactured housing installment sales contracts and installment loan agreements (the "Contracts") and certain related property (the Contracts and such related property being referred to as the "Trust Fund"). See "Description of the Certificates--General" herein. The Contracts will be conveyed to the Trust Fund by GreenPoint Credit Corp. ("GreenPoint" or the "Seller"). Each Contract was [either (i)] originated or purchased by GreenPoint [or (ii) purchased by GreenPoint in bulk from other lenders or finance companies (including from affiliates of the Seller), from governmental agencies or instrumentalities or from other entities.] GreenPoint will serve as servicer of the Contracts (together with any successor servicer, the "Servicer"). The term "approximate," with respect to the aggregate principal amount of any Certificates or Contracts, means that the amount is subject to a variance of plus or minus 5%. Terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Prospectus dated [ ], 199[ ] attached hereto (the "Prospectus").

          The Certificates will consist of [three] classes of senior certificates designated as the [Class A-1 Certificates, the Class A-2 Certificates and the Class A-IO Certificates] (collectively, the "Class A Certificates" or the "Senior Certificates"), [four] classes of subordinate certificates designated as the Class M Certificates, the Class B-1 Certificates, the Class B-2 Certificates and the Class R Certificates(collectively, the "Subordinate Certificates"). The Class R Certificates represent the residual interest in the Trust Fund. Only the Class A Certificates, the Class M Certificates and the Class B-1 Certificates (collectively, the "Offered Certificates") are being offered hereby. The [Class B-2 Certificates and the] Class R Certificates have not been registered under the Securities Act and are not being offered hereby. The Class A Certificates, the Class M Certificates, Class B-1 Certificates and the Class B-2 Certificates will evidence in the aggregate approximate initial [ ]%, [ ]%, [ ]% and [ ]% undivided interests in the Contract Pool, respectively. The rights of the holders (the "Certificateholders") of the Class B Certificates to receive distributions of principal and/or interest are subordinated as described herein to the rights of the Class A and Class M Certificateholders and the rights of the Class M Certificateholders to receive distributions of principal and/or interest are subordinated as described here into such rights of the Class A Certificateholders, and the rights of the Class R Certificateholders to receive distributions of principal and/or interest are subordinated as described herein to such rights of the Class A, the Class M and the Class B Certificateholders. See "Description of the Certificates -- Subordination" herein and "Credit and Liquidity Enhancement" in the Prospectus.

     [The Class A-2 Floating Certificates, represent undivided ownership interests in the assets held by Manufactured Housing Grantor Trust 199[ ]-[ ] (the "Grantor Trust"). The assets of the Grantor Trust will consist of (1) the Class A-2 Fixed Certificates issued by the Trust, (2) a swap agreement between
the Grantor Trust and [        ] (the "Swap Agreement") pursuant to which the [
] (the "Swap Counterparty") will be entitled to receive the fixed rate of interest paid to the Grantor Trust in respect of the Class A-2 Fixed Certificates and will be obligated to pay to the Grantor Trust a floating rate based on one-month LIBOR which is sufficient to pay interest due on the Class A-2 Floating Certificates and (3) the rights of the Grantor Trustee under the related Certificate Insurance Policy. The Grantor Trust will be created pursuant to a Trust

Agreement (the "Grantor Trust Agreement") to be dated as of [ ], among GreenPoint Credit Corp., as the Depositor and servicer, and [Grantor Trustee], as the trustee (the "Grantor Trustee"). See "Description of the Certificates-- Grantor Trust" herein.]

          Distributions of principal and/or interest on the Certificates will be made to the holders of the Certificates on the 10th day of each month (or if the 10th day is not a business day, the next business day) (each, a "Distribution Date"), beginning in [ ], 199[ ]. [The Class A-IO Certificates will not have a principal balance and will not be entitled to distributions of principal but will be entitled to distributions of interest as described herein.] The Offered Certificates will have the respective [fixed] Pass-Through Rates specified above. See "Description of the Certificates" herein.

          [The [Class B-2 Certificates] will initially have the benefit of a limited guarantee (the "Limited Guarantee") of GreenPoint Financial Corp. ("GFC") to protect against losses that would otherwise be absorbed by the [Class B-2 Certificateholders]. Pursuant to the Limited Guarantee, to the extent that funds in the Certificate Account are insufficient to distribute to the holders of the [Class B-2 Certificates] the [Class B-2 Formula Distribution Amount] (as described herein), GFC will be obligated to pay an Enhancement Payment (as described herein). See "Description of the Certificates--Limited Guarantee of GFC" herein. [The Limited Guarantee may be replaced by an Alternative Credit Enhancement (as described herein).]]

          The yields to maturity of the Offered Certificates may vary from the anticipated yields to the extent such Certificates are purchased at a discount or premium and to the extent the rate and timing of payments thereon are sensitive to the rate and timing of principal payments (including prepayments)of the Contracts. [The yield to maturity of the Class A-IO Certificates will be extremely sensitive to the rate and timing of principal payments (including prepayments) of the Contracts.] Certificateholders should consider, in the case of any offered Certificates purchased at a discount, the risk that a lower than anticipated rate of principal payment could result in an actual yield that is lower than the anticipated yield and, in the case of any Offered Certificates purchased at a premium, the risk that a faster than anticipated rate of principal payments could result in an actual yield that is lower than the anticipated yield. [Holders of the Class A-IO Certificates should carefully consider the risk that a rapid rate of principal payments on the contracts will have a negative effect on the yield thereon and could result in the failure of such holders to recover their initial investments.] See "Risk Factors--Interest-only Certificates" herein.

          An election will be made to treat the Trust Fund as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. The Offered Certificates will represent "regular interests" in the REMIC. See "Federal Income Tax Consequences" herein and in the Prospectus.

          The underwriters named herein (the "Underwriters") intend to make a secondary market in the Offered Certificates, but have no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop, or if it does develop, that it will continue or provide sufficient liquidity. See "Risk Factors" herein and in the Prospectus.

          This Prospectus Supplement does not contain complete information about the offering of the Offered Certificates. Additional information is contained in the Prospectus and purchasers are urged to read both this Prospectus Supplement and the Prospectus in full. Sales of the Offered Certificates may not be consummated unless the purchaser has received both this Prospectus Supplement and the Prospectus. Terms used and not otherwise defined herein have the respective meanings ascribed to such terms in the Prospectus.

          Until ninety days after the date of this Prospectus Supplement, all dealers effecting transactions in the Offered Certificates, whether or not participating in this distribution, may be required to deliver a Prospectus Supplement and Prospectus. This is in addition to the obligation of dealers to deliver a Prospectus Supplement and Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

          No dealer, salesman or person has been authorized to give any information or to make any representations other than those contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by any Seller or Underwriter. This Prospectus Supplement and the accompanying Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby and thereby in any state or jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such state or jurisdiction. Neither the delivery of this Prospectus Supplement, the accompanying Prospectus nor any sale made hereunder and thereunder shall, under any circumstances, create any implication that information herein or therein is correct as of anytime subsequent to the date hereof or thereof or that there has been no change in the affairs of the Seller since such dates.

                          --------------------------

          CERTAIN PERSONS PARTICIPATING IN THIS OFFERING MAY ENGAGE IN TRANSACTIONS THAT STABILIZE, MAINTAIN, OR OTHERWISE AFFECT THE PRICE OF CERTIFICATES, INCLUDING ENTERING STABILIZING BIDS OR EFFECTING SYNDICATE COVERING TRANSACTIONS. FOR A DESCRIPTION OF THESE ACTIVITIES, SEE "METHOD OF DISTRIBUTION."

                               TABLE OF CONTENTS

                                                                                                                        Page
TERMS OF THE OFFERED CERTIFICATES......................................................................................    1
RISK FACTORS...........................................................................................................   19
THE CONTRACT POOL......................................................................................................   21
THE SELLER.............................................................................................................   28
GreenPoint Credit Corp.'s Management's Discussion and Analysis of Delinquency, Repossession and Loan Loss Experience...   29
Impact of the Year 2000................................................................................................   29
[Ratio of Earnings to Fixed Charges for GFC............................................................................   30
PREPAYMENT AND YIELD CONSIDERATIONS....................................................................................   31
Weighted Average Life of the Offered Certificates......................................................................   35
[Sensitivity Of The Class A-IO Certificates]...........................................................................   39
[Pre-Tax Yields on the Class A-IO Certificates]........................................................................   39
DESCRIPTION OF THE CERTIFICATES........................................................................................   41
General................................................................................................................   41
Pass-Through Rates.....................................................................................................   42
Conveyance of Contracts................................................................................................   43
[Conveyance of [Subsequent Contracts and] [Pre-Funding Account]........................................................   46
Payments on the Contracts; Certificate Account.........................................................................   47
Distributions..........................................................................................................   49
[Reserve Account]......................................................................................................   52
Subordination..........................................................................................................   53
Losses on Liquidated Contracts.........................................................................................   53
Example of Distributions...............................................................................................   54
Advances...............................................................................................................   54
[Limited Guarantee of GFC..............................................................................................   55
[Alternative Credit Enhancement........................................................................................   56
Reports to Certificateholders..........................................................................................   57
Optional Termination and Termination Auction...........................................................................   58
Termination of the Agreement...........................................................................................   59
Collection and Other Servicing Procedures..............................................................................   59
Servicing Compensation; Certain Other Matters Regarding the Servicer...................................................   60
The Trustee............................................................................................................   60

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                                         Page
[Registration of the Offered Certificates..............................................................................   61
[FORMATION OF THE GRANTOR TRUST AND GRANTOR TRUST PROPERTY.............................................................   66
Assignment of Class [A-2 Fixed] Certificates...........................................................................   66
Servicing..............................................................................................................   67
[Removal and Designation of Servicer...................................................................................   67
The Grantor Trustee....................................................................................................   68
Reporting Requirements.................................................................................................   68
Termination of the Trust...............................................................................................   69
Calculation of LIBOR...................................................................................................   69
FEDERAL INCOME TAX CONSEQUENCES........................................................................................   70
[Grantor Trust]........................................................................................................   72
ERISA CONSIDERATIONS...................................................................................................   74
General................................................................................................................   74
Senior Certificates....................................................................................................   74
[The Class [A-2 Floating] Certificates]................................................................................   78
Class M and Class B-1 Certificates.....................................................................................   79
RATINGS................................................................................................................   79
LEGAL INVESTMENT.......................................................................................................   80
METHOD OF DISTRIBUTION.................................................................................................   80
USE OF PROCEEDS........................................................................................................   82
LEGAL MATTERS..........................................................................................................   82
INDEX OF SIGNIFICANT DEFINITIONS.......................................................................................   83
ANNEX I................................................................................................................    1
GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES..........................................................    1
Initial Settlement.....................................................................................................    1
Secondary Market Trading...............................................................................................    2
Certain U.S. Federal Income Tax Documentation Requirements.............................................................    4

                       TERMS OF THE OFFERED CERTIFICATES

          This summary is qualified in its entirety by reference to the detailed information appearing elsewhere in this Prospectus Supplement and in the accompanying Prospectus. Capitalized terms used and not otherwise defined herein have the respective meanings assigned them in the Prospectus or elsewhere in this Prospectus Supplement. Reference is made to the "Index of Significant Definitions" herein for the location of the definitions of certain capitalized terms.

Securities Offered.............   Manufactured Housing Contract
                                  Senior/Subordinate Pass-Through Certificates,
                                  Series 199[ ]-[ ] (the "Certificates"), Class
                                  A-1, Class A-2 and Class A-IO Certificates
                                  (collectively, the "Class A Certificates" or
                                  "Senior Certificates"), Class M Certificates
                                  (the "Class M Certificates"), Class B-1
                                  Certificates (the "Class B-1 Certificates") and Class B-2 Certificates (the "Class B-2
                                  Certificates" and, together with the Class B-1
                                  Certificates, the "Class B Certificates" and the Class B Certificates and the Class M
                                  Certificates, the "Subordinate
                                  Certificates").The residual interest is
                                  evidenced by the Class R Certificates (the
                                  "Class R Certificates"). The [Class B-2 and] the Class R Certificates are not being offered hereby. The Class A Certificates are senior to the Class M Certificates to the extent described herein, the Class M Certificates are senior to the Class B Certificates to the extent described herein, the Class B-1
                                  Certificates are senior to the Class B-2
                                  Certificates to the extent described herein and the Class B-2 Certificates are senior to the Class R Certificates to the extent described herein. The Class A Certificates, the Class M Certificates and the Class B
                                  Certificates are sometimes referred to herein collectively as the "Series 199[ ]-[ ] Regular
                                  Certificates ." The Class R Certificates are sometimes referred to herein as the "Series
                                  199[ ]-[ ] Residual Certificates ."

Issuer.........................   [The Trust, a Grantor Trust or an Owner
                                  Trust.]

The Seller.....................   GreenPoint Credit Corp. ("GreenPoint" or the
                                  "Seller"), a Delaware corporation.

Servicer.......................   GreenPoint (together with any successor
                                  servicer under the Agreement (defined below), the "Servicer").

Trustee........................   [              ] (the "Trustee").

Cut-off Date...................   [              ], 199[ ].

Cut-off Date Pool Principal
Balance........................   $[ ] (Approximate, subject to a variance of
                                  plus or minus 5%).

[Initial Class A-1 Certificate
Balance........................   $(Approximate, subject to a variance of plus
                                  or minus 5%).]

Initial Class A-IO Notional
Principal Amount...............   $[ ] (Approximate, subject to a variance of
                                  plus or minus 5%).

Initial Class M Certificate
Balance........................   $[ ] (Approximate, subject to a variance of
                                  plus or minus 5%).

Initial Class B-1 Certificate
Balance........................   $[ ] (Approximate, subject to a variance of
                                  plus or minus 5%).

Initial Class B-2 Certificate
Balance........................   $[ ] (Approximate, subject to a variance of
                                  plus or minus 5%).

Class A-1 Pass-Through Rate....   [ ]%, calculated on the basis of a 360-day
                                  year comprised of twelve 30-day months.

Class A-IO Pass-Through Rate...   [ ]%, calculated on the basis of a 360-day
                                  year comprised of twelve 30-day months.

Class M Pass-Through Rate......   [ ]%, [subject to a maximum rate equal to the
                                  weighted average of the Net Contract Rate on the Contracts in the Contract Pool] calculated on the basis of a 360-day year comprised of twelve 30-day months.

Class B-1 Pass-Through Rate....   [ ]%, [subject to a maximum rate equal to the
                                  weighted average of the Net Contract Rate on the Contracts in the Contract Pool] calculated on the basis of a 360-day year comprised of twelve 30-day months.

Class B-2 Pass-Through Rate....   [ ]%, [subject to a maximum rate equal to the
                                  weighted average of the Net Contract Rate on the Contracts in the Contract Pool] calculated on the basis of a 360-day year comprised of twelve 30-day months.

Distribution Date..............   The 10th day of each month (or if such 10th
                                  day is not a business day, the next succeeding business day), commencing in [ ], 199[ ]. The first Distribution Date is [ ], 199[ ] (the
                                  "First Distribution Date").

Collection Period..............   With respect to any Distribution Date, the
                                  calendar month prior to the month in which such Distribution Date occurs (each, a "Collection Period").

Agreement......................   The Pooling and Servicing Agreement, dated as
                                  of [ ], 199[ ] (the "Agreement"), between
                                  GreenPoint, as Seller and Servicer, and the Trustee.

[Swap Agreement................   Pursuant to the Swap Agreement, on each
                                  Payment Date, the Swap Counterparty will be entitled to receive from the Grantor Trust the distributions of interest on the outstanding Certificate
                                  Principal Balance of the Class A-2 Fixed
                                  Certificates immediately prior to such Payment
                                  Date, which are calculated at a fixed rate of [ ]% per annum, and will be obligated to pay to the Grantor Trust an amount equal to one months' interest at the Class A-2 Floating
                                  Pass-Through Rate on the outstanding
                                  Certificate Principal Balance of the Class A-2
                                  Floating Certificates immediately prior to such Payment Date. At all times the outstanding Certificate Principal Balance of the Class A-2 Floating Certificates will equal the outstanding Certificate Principal Balance of the Class A-2 Fixed Certificates.

Swap Counterparty..............   [  ]].

The Contract Pool..............   The Contract Pool is comprised of [fixed] rate
                                  [actuarial] manufactured housing installment sales contracts and installment loan agreements (collectively, the "Contracts"), in each case secured by a new or used manufactured home (each manufactured home securing a Contract being referred to herein as a "Manufactured Home"). Some of the Contracts are secured by a lien on real estate. Each Contract was [either (i)] originated or purchased by GreenPoint on an individual basis in the ordinary course of its business [or (ii) purchased by GreenPoint as part of bulk purchases of manufactured housing contracts from other private lenders or finance companies, or from governmental agencies or instrumentalities or from other entities]. Neither the Contracts nor any collections thereon will be insured or guaranteed by any governmental agency or instrumentality.

                                  As of the Cut-off Date, the Contract Pool consists of approximately [ ] Contracts having an aggregate unpaid principal balance of approximately $[ ]. The Contracts, as of their origination, were secured by Manufactured Homes located in [ ] states and the District of Columbia and have been selected by GreenPoint from the manufactured housing installment sale contracts and installment loan portfolios of GreenPoint on the basis of the criteria specified in the Agreement (as defined herein). Monthly payments of principal and interest on the Contracts will be due on various days (each, a "Due Date") throughout each month. As of the Cut-off Date, the Contract Rates on the Contracts ranged from

                                  [ ]% to [ ]%, with a weighted average of approximately [ ]%. As of the Cut-off Date, the Contracts had a weighted average original term to maturity of approximately [ ] months and a weighted average remaining term to maturity of approximately [ ] months. The final scheduled payment date on the Contract with the latest maturity is in [ ] 20[ ]. The Contracts were originated from 19[ ] through 19[ ], inclusive. See "The Contract Pool" and "Prepayment and Yield Considerations" herein for a detailed description of the Contracts. [In no event shall any Contract have a loan-to-value ratio in excess of 100% as of the Cut-off Date.]


                                  The charge-off policy with respect to any particular manufactured housing installment sales contract or installment loan agreement will be determined by GreenPoint on a case by case basis.

                                  [The Agreement provides that additional
                                  contracts will be purchased by the Trust on the Closing Date (the "Additional Contracts") and that Contracts representing no more than [ ]% of the aggregate Contract Pool will be purchased by the Trust no later than [ ] (the "Subsequent Contracts". No such Subsequent or Additional Contracts shall have a loan-to-value ratio in excess of 100% as of its date of inclusion in the Trust.]

                                  In addition to the security interest on the Manufactured Home, certain of the Contracts (the "Land Home Contracts" and "Land-in-Lieu Contracts") will be secured by a mortgage, deed of trust or other instrument securing the real estate on which the Manufactured Home is located. Land Home and Land-in-Lieu Contracts in the aggregate comprise approximately [ ] in dollars of the Contract Pool as of the Cut-off Date. See "The Contract Pools" in the Prospectus.

Description of Certificates....   The Certificates evidence undivided interests
                                  in the Contract Pool and certain other
                                  property held in trust for the benefit of the Certificateholders (the Contracts and such other property being collectively referred to as the "Trust Fund"). The Class A Certificates are Senior Certificates and the Class M
                                  Certificates and the Class B Certificates are
                                  Subordinate Certificates, all as described herein. The Class M Certificates are a

                                  "mezzanine" Class of Certificates as described in the Prospectus. The residual interest is evidenced by the Class R Certificates. The Offered Certificates will be offered in denominations of [$1,000] and integral multiples of [one dollar] in excess thereof. The undivided percentage interest (the "Percentage Interest") evidenced by a Certificate of any Class (other than a [Class A-IO or a] Class R Certificate) in the distributions to the related Class will be equal to the percentage obtained by dividing the original denomination of such Certificate by the initial Certificate Balance of such Class of Certificates.

Non-Recourse Obligations.......   The Offered Certificates will not represent
                                  interests in or obligations of GreenPoint.
                                  None of the Offered Certificates nor the underlying Contracts or any collections thereon will be insured or guaranteed by any governmental agency or instrumentality, the
                                  Underwriters or any of their affiliates, GreenPoint or any its affiliates [(except to the extent of the Limited Guarantee of GFC)].
                                  [Except with respect to the Limited
                                  Guarantee], collections on the Contracts will constitute the only source of funds for payment on the Offered Certificates.

Record Date....................   The last business day preceding the
                                  Distribution Date.

Distributions..................   Distributions to the holders of the Series
                                  199[ ]-[ ] Regular Certificates of interest and/or principal, will be made first to the holders of the Senior Certificates and second to the holders of the Subordinate
                                  Certificates. Within each Class of
                                  Certificates, such distributions will be applied first to the payment of interest and then to the payment of principal. The funds available in the Certificate Account (as hereinafter defined) for distribution on a Distribution Date (the "Available Distribution
                                  Amount," as further defined herein under "Description of the Certificates Payments on the Contracts; Certificate Account") will be applied in the amounts and the order of priority set forth below.

                                  Distributions of interest and principal to holders of each Class of Certificates[, other than the Class A-IO Certificates,] will be made on each Distribution Date in an amount equal to their respective Percentage Interests multiplied by the aggregate amount distributed to such Class of Certificates on such Distribution Date. [Interest will be calculated on the

                                  Class A-IO Certificates on the basis of a "Notional Principal Amount"[equal to the Pool Scheduled Principal Balance, as defined below]. Reference to the Notional Principal Amount of the Class A-IO Certificates is only for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal.] Distributions will be made on each Distribution Date to holders of record on the preceding Record Date, except that the final distribution in respect of the Certificates will only be made upon presentation and surrender of the Certificates at the office or agency appointed by the Trustee for that purpose in [Chicago] [or] [New York City].


                                  Priorities. On each Distribution Date, the
                                  Available Distribution Amount will be
                                  distributed in the following amounts and in the following order of priority:

                                  (i) to the Class A Certificateholders, the Class A Interest Distribution Amount[, payment to be distributed among the Class A-1, Class A-2 and Class A-IO Certificates pro rata based on entitlement];

                                  (ii)   to the Class A-1 Certificateholders,
                                         the Formula Principal Distribution
                                         Amount until the Class A-1 Certificate
                                         Balance is reduced to zero;

                                  (iii)  to the Class A-2 Certificateholders,
                                         the Formula Principal Distribution
                                         Amount until the Class A-2 Certificate
                                         Balance is reduced to zero;

                                  (iv) to the Class M Certificateholders, the Class M Interest Distribution Amount


                                  (v) to the Class M Certificateholders, any remaining Formula Principal
                                         Distribution Amount after distribution
                                         under clause (ii) above until the Class
                                         M Certificate Balance is reduced to
                                         zero

                                  (vi)   to the Class B-1 Certificateholders,
                                         the Class B-1 Interest Distribution
                                         Amount;

                                  (vii)  to the Class B-1 Certificateholders,
                                         any remaining Formula Principal
                                         Distribution Amount until the Class B-1
                                         Certificate Balance is reduced to zero;


                                  (viii) to the Class B-2 Certificateholders,
                                         the Class B-2

                                         Interest Distribution Amount;

                                  (ix)   to the Class B-2 Certificateholders,
                                          any remaining Formula Principal
                                          Distribution Amount until the Class B-
                                          2 Certificate Balance is reduced to
                                          zero; and

                                  (x) to the Class R Certificateholders, any remaining Available Distribution Amount



                                  Definitions. As to any Distribution Date, the "Class A Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class A Pass-Through Rate on the Class A Certificate Balance or Notional Principal Amount, as the case may be, and (ii) any previously undistributed shortfalls in interest due to the Class A Certificateholders in respect of prior Distribution Dates; the "Class M Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class M Pass-Through Rate on the Class M Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class M Certificateholders in respect of prior Distribution Dates; the "Class B Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class B Pass-Through Rate on the Class B Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class B Certificateholders in respect of prior Distribution Dates. Any shortfall in interest due to Certificateholders will, to the extent legally permissible, bear interest at the related Class A, Class M or Class B Pass-Through Rate.

                                  The "Formula Principal Distribution Amount" in respect of a Distribution Date equals the sum of (a) the Total Regular Principal Amount (as defined below) for such Distribution Date and
                                  (b) any previously undistributed shortfalls in the distribution of the Total Regular Principal Amount in respect of prior Distribution Dates

                                  The "Total Regular Principal Amount" on each
                                  Distribution Date is the sum of (i) the
                                  Scheduled Principal Reduction Amount (defined below) for such Distribution Date, (ii) the Scheduled Principal Balance (defined below) of each Contract which, during the related Collection Period, was purchased by GreenPoint on account of certain breaches of representations and warranties made by it in the Agreement, (iii) all partial prepayments received during such related Collection Period,(iv) the Scheduled Principal Balance of each Contract that was prepaid in full during such related Collection Period and (v) the Scheduled Principal Balance of each Contract that became a Liquidated Contract (defined below) during such related Collection Period


                                  The "Scheduled Principal Balance" of a
                                  Contract for any Distribution Date is its principal balance as of the Due Date in the Collection Period immediately preceding such Distribution Date, after giving effect to all previous partial prepayments, all previous scheduled principal payments (whether or not paid) and the scheduled principal payment due on such Due Date, but without giving effect to any adjustment due to bankruptcy or similar proceedings. The "Scheduled Principal Reduction Amount" for any Distribution Date is an approximate calculation (performed on an aggregate basis rather than on a Contract-by-Contract basis) of the scheduled payments of principal due during the related Collection Period. Both of these terms are more fully described herein under "Description of the Certificates -- Distributions" herein

                                  The "Pool Scheduled Principal Balance" for any Distribution Date is equal to the Cut-off Date Pool Principal Balance less the aggregate of the Total Regular Principal Amounts for all prior Distribution Dates

                                  In general, a "Liquidated Contract" is a defaulted Contract as to which all amounts that the Servicer expects to recover relating to such Contract ("Liquidation Proceeds") have been received. A Liquidated Contract includes any defaulted Contract in respect of which the related Manufactured Home has been realized upon and disposed of and the proceeds of such disposition have been received.

                                  The "Certificate Balance" for any Class as of any Distribution Date is the Initial Certificate Balance of that Class less all amounts previously distributed to Certificateholders of that Class on account of principal; The "Senior Certificate Balance" as of any Distribution Date is the sum of the Certificate Balances of the Senior Certificates immediately prior to such Distribution Date. The "Subordinate

                                  Certificate Balance" as of any Distribution
                                  Date is the sum of the Class M Certificate
                                  Balance and the Class B Certificate Balance immediately prior to such Distribution Date. In no event shall the aggregate distributions of principal to the holders of the Senior Certificates and Subordinate Certificates exceed the Initial Senior Certificate Balance and the Initial Subordinate Certificate Balance, respectively.

[Reserve Account...............   [On the Closing Date, the Trustee shall
                                  establish an account (the "Reserve Account") for the benefit of the Certificateholders. The
                                  Reserve Account will be funded as described under "Reserve Account" herein. On each Distribution Date, the Trustee will withdraw from the Reserve Account an amount (the
                                  "Reserve Account Draw Amount") equal to the lesser of (a) the amount then on deposit in the Reserve Account and (b) the amount by which the aggregate of amounts due to Certificateholders in clauses (i) to (vi) under "Distributions" above exceeds the
                                  Available Distribution Amount on such
                                  Distribution Date and distribute such amount, together with the Available Distribution
                                  Amount. The Reserve Account is intended to enhance the likelihood of regular receipt by the holders of the Series 199[ ]-[ ] Regular
                                  Certificates of the full amount of the
                                  distributions due them and to afford such holders protection against losses on
                                  Liquidated Contracts, but no assurance can be given that the Reserve Account will be sufficient for such purpose.]

[Pre-Funding
 Account.......................   On the Closing Date, GreenPoint will deposit
                                  an amount (as reduced from time to time, the "Pre-Funded Amount") in the Pre-Funding
                                  Account to provide the Trust with sufficient funds to purchase the Subsequent Contracts.
                                  The Pre-Funded Amount will initially equal the difference between [ ] and the aggregate principal balance as of the Cut-off Date of the Initial and Additional Contracts. In no event, will the Pre-Funding Account extend beyond 90 days past the Closing Date. Amounts deposited into the Pre-Funding Account may not be greater than 25% of the balance of the Contracts on the Closing Date. Amounts on deposit in the Pre-Funding Account may be invested in Eligible Investments as defined under "Description of the Certificates--
                                  Payments on the Contracts; Certificate
                                  Account." Any such Eligible Investments must mature not later than the Business Day preceding each Subsequent transfer Date. Any income earned on amounts on deposit in the Pre-Funding Account will be taxable to the GreenPoint. See "Prepayment and Yield
                                  Considerations" and "Description of the
                                  Certificates- Conveyance of Subsequent
                                  Contracts and Pre-Funding Account" herein. In no event, will the Pre-Funding Account extend beyond 90 days past the Closing Date.]

Subordination..................   The rights of the holders of the Subordinate

                                  Certificates to receive distributions of available amounts in the Trust Fund will be subordinate, to the extent described herein, to such rights of the holders of the Senior Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Senior Certificates of the full amount of interest and principal distributable thereon and to afford such holders protection against losses on Liquidated Contracts. Similarly, the rights of the holders of the Class B Certificates to receive distributions due them from available amounts in the Trust Fund will be subordinated, to the extent described herein, to such rights of the holders of the Class M Certificates. Subject to the subordination of the Subordinate Certificates to the Senior Certificates, this subordination of the Class B Certificates to the Class M Certificates is intended to enhance the likelihood of regular receipt by the holders of the Class M Certificates of the full amount of the distributions due them and to afford such holders protection against losses on Liquidated Contracts.

                                  The protection afforded to the holders of Senior Certificates by means of the subordination of the Subordinate Certificates, to the holders of the Class M Certificates by the subordination of the Class B Certificates and to the holders of the Class B-1 Certificates by the subordination of the Class B-2 Certificates will be accomplished by the application of the Available Distribution Amount in the order specified under "Distributions" above. Accordingly, in the event that the Available Distribution Amount on any Distribution Date is not sufficient to permit the distribution of the amount of interest and the specified portion of the Formula Principal Distribution Amount due to the holders of the Senior Certificates, the subordination of the Subordinate Certificates will protect the Senior Certificateholders by the right of such Certificateholders to receive distributions of the Available Distribution Amount in respect of interest and the Formula Principal Distribution Amount that would otherwise have been distributable to the Certificateholders of any Class subordinate in priority of distribution to such Class, until any shortfall in distributions to the holders of the related senior Class or Classes of Certificates in respect thereof has been satisfied, to the extent described herein. See

                                  "Description of the Certificates --
                                  Distributions" and "Description of the
                                  Certificates -- Subordination" herein.

Losses on Liquidated Contracts.   As described above, the Total Regular
                                  Principal Amount distributable to the holders of the Series 199[ ]-[ ] Regular Certificates on each Distribution Date includes the Scheduled Principal Balance of each Contract that became a Liquidated Contract during the immediately preceding Collection Period. The
                                  Liquidation Proceeds, net of (i) certain expenses incurred to liquidate such Liquidated
                                  Contract, (ii) all accrued and unpaid interest thereon and (iii) all Monthly Advances (as defined below) required to be made in respect of such Liquidated Contract (the "Net
                                  Liquidation Proceeds"), may be less than the Scheduled Principal Balance of such Liquidated
                                  Contract. Under such circumstances, the loss on the Liquidated Contract, in the amount of the deficiency between the Net Liquidation
                                  Proceeds and the Scheduled Principal Balance of such Liquidated Contract, maybe covered to the extent of the amount (the "Excess
                                  Interest"), if any, by which the interest collected on nondefaulted Contracts during the same Collection Period exceeds interest distributions due to the holders of the Series
                                  199[ ]-[ ] Regular Certificates and [if
                                  GreenPoint is not acting as Servicer,] the Monthly Servicing Fee.

                                  The effect of any losses on Liquidated
                                  Contracts during a Collection Period in excess of the aggregate of Excess Interest generally will be to reduce the Pool Scheduled Principal Balance below the aggregate Certificate Balance (excluding the Class R Certificates) on the related Distribution Date. In the event the Pool Scheduled Principal Balance falls below the aggregate Certificate Balance on any Distribution Date, shortfalls and/or losses will arise with respect to the Certificates, which shortfalls and/or losses will be borne by the Class B-2 Certificateholders, the Class B-1 Certificateholders, the Class M Certificateholders and the Senior Certificateholders, in that order.

[Limited Guarantee of GFC......   In order to mitigate the effect of [the
                                  subordination of the Class [B-2] Certificates and] liquidation losses and delinquencies on the Contracts borne by the [Class B-2
                                  Certificates], GFC will initially provide a guarantee

                                  (the "Limited Guarantee.") against losses that would otherwise be absorbed by the [Class B-2 Certificates] to the extent set forth under "Description of the Certificates--Limited Guarantee" herein. [Such Limited Guarantee may be replaced by an Alternative Credit Enhancement. See "Alternative Credit Enhancement" herein.]

                                  The Limited Guarantee will be an unsecured general obligation of GFC and will not be supported by any letter of credit or other enhancement arrangement.

                                  The Limited Guarantee is for the benefit of the Class [B-2] Certificates only and will not result in any payments on the other Certificates.

                                  GFC will be entitled to reimbursement for payments made under the Limited Guarantee as described under "Description of the Certificates--Limited Guarantee" herein.]

[Alternative Credit Enhancement   In the event that, at GFC's option,
                                  Alternative Credit Enhancement (as described below) is provided in the amount, and upon the terms and conditions, set forth under "Description of the Certificates--Alternative
                                  Credit Enhancement," the Limited Guarantee shall be released and shall terminate. The
                                  Alternative Credit Enhancement may consist of cash or Eligible Investments that mature not later than the Business Day preceding each Distribution Date deposited by GFC or any other person in a segregated escrow, trust or collateral account or a letter of credit, certificate insurance policy or surety bond provided by a third party (an "Alternative
                                  Credit Enhancement."). See "Description of the
                                  Certificates--Alternative Credit Enhancement" herein. GFC shall have no obligation to replace such enhancement once it has been exhausted. See "Risk Factors--Alternative
                                  Credit Enhancement" herein.]

Monthly Advances...............   For each Distribution Date, the Servicer will
                                  be obligated to make an advance (a "Monthly
                                  Advance") equal to the lesser of (i)
                                  delinquent scheduled payments of principal and interest on the Contracts that were due in the preceding Collection Period and (ii) the amount, if any, by which scheduled distributions of principal and interest due on the Series 199[ ]-[ ] Regular Certificates exceeds certain amounts on deposit in the Certificate Account (as hereinafter defined) as of the last day of the immediately preceding Collection Period, except to the extent, in the Servicer's judgment, such advance would not be recoverable from related late payments, Liquidation Proceeds or otherwise. Advances are reimbursable to the Servicer as described herein under
                                  "Description of the Certificates Advances."

Security Interests in the
 Manufactured Homes; Transfer of  In connection with the issuance of the
 Contracts and Security           Certificates, the Seller will convey to the
 Interests; Repurchase or         Trustee all of its interests in the
 Substitution Obligations......   Contracts.  The certificates of title for the
                                  Manufactured Homes will show GreenPoint, or, as described in the Prospectus under "Risk
                                  Factors" and "Certain Legal Aspects of the
                                  Contracts" Bank of America, FSB, as the lien holder, and the UCC financing statements, where applicable, will show GreenPoint or, as described in the Prospectus under "Risk
                                  Factors" and "Certain Legal Aspects of the
                                  Contracts" Bank of America, FSB, as secured party. Because of the expense and administrative inconvenience involved, neither the certificates of title for the Manufactured
                                  Homes nor the UCC financing statements
                                  evidencing the security interest in such Manufactured Homes will be notated or amended, as the case may be, to change the lienholder specified therein to the Trustee. Similarly, GreenPoint will not record an assignment to the Trustee of the mortgage, deed of trust or other instrument securing each Land Home and Land-in-Lieu Contract. In some states, in the absence of such a notation or amendment or recordation of assignment, the assignment to the Trustee of the security interest in the Manufactured Homes or the mortgage, deed of trust or other instrument securing a Land Home or Land-in-Lieu Contract may not be effective against creditors of GreenPoint or Bank of America, FSB, as applicable. However, the Seller will not be obligated to repurchase or substitute a Contract solely on the basis of the failure by it to cause any such notation or amendment to be made with respect to a document of title or UCC financing statement relating to a Manufactured Home, except under certain limited specified circumstances described herein under "Description of the Certificates Conveyance of Contracts." Under the Agreement, the Seller will agree to repurchase, or at its option substitute another contract for, a Contract sold by it if it has failed to perfect a first-priority security interest in such

                                  Manufactured Home or in the event of certain violations of federal and state consumer protection laws applicable to creditors or assignees of the Contracts, unless such failure does not materially and adversely affect the Trustee's interest in the Contract or such failure has been cured. Under certain federal and state laws governing the perfection of security interests in manufactured homes and enforcement of rights to realize upon the value of manufactured homes, the Trustee's security interest in a Manufactured Home could be rendered subordinate to the interest of other parties if the Manufactured Home (that does not secure a Land Home or Land-in-Lieu Contract) has been affixed to real estate or is relocated to another state without reperfection of the security interest. See "Risk Factors -- Security Interest in the Manufactured Homes; Transfer of Contracts and Security Interest" and "Certain Legal Aspects of the Contracts -- Security Interests in the Manufactured Homes" in the Prospectus. The Servicer, will maintain possession of the Contract documents, and the Seller will stamp or cause to be stamped each Contract with a legend indicating that the Contract has been assigned to the Trustee.

Optional Termination and          The Servicer has the option to purchase from
 Termination Auction...........   the Trust Fund all Contracts then outstanding
                                  and all other property in the Trust Fund on any Distribution Date after the First
                                  Distribution Date if, among other conditions, the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal
                                  Balance. See "Description of the Certificates
                                  -- Optional Termination and Termination
                                  Auction" herein. During that period, the Servicer also may direct the Trustee to conduct a Termination Auction for the sale of all Contracts then outstanding in the Trust
                                  Fund, and, in any event, if the Servicer has not exercised the option call within 90 days of the first Distribution Date when the Pool
                                  Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer shall direct the Trustee to conduct a Termination Auction. See
                                  "Description of the Certificates -- Optional
                                  Termination and Termination Auction" herein.
                                  Any early termination of the Trust Fund and early retirement of the Certificates that results from the Servicer's exercise of the option call or a "successful Termination
                                  Auction"

                                  (a Termination Auction where a bidder has been accepted and the funds have been deposited in the Certificate Account) may have an effect on an investor's yield on such Certificates. See "Prepayment and Yield Considerations" herein and in the Prospectus.

Registration of Offered
 Certificates..................   The Offered Certificates initially will be
                                  represented by certificates registered in the name of Cede & Co. ("Cede") as the nominee of The Depository Trust Company ("DTC"), and will only be available in the form of book-entries on the records of DTC and participating members thereof. Certificates representing the
                                  Offered Certificates will be issued in
                                  definitive form only under the limited
                                  circumstances described herein. All references herein to "holders" or "Certificateholders" shall reflect the rights of beneficial owners of the Offered Certificates ("Certificate
                                  Owners") as they may indirectly exercise such rights through DTC and participating members thereof, except as otherwise specified herein.
                                  See "Risk Factors" and "Description of the
                                  Certificates Global Certificates" in the
                                  Prospectus and "Description of the
                                  Certificates -- General" and "Description of the Certificates -- Distributions" herein.


Federal Income Tax Consequences   [For federal income tax purposes, an election
                                  will be made to treat certain assets of the Trust Fund as a real estate mortgage investment conduit ("REMIC"). Orrick,
                                  Herrington & Sutcliffe LLP, special counsel to
                                  GreenPoint, based on certain assumptions set forth herein and in the Prospectus, is of the opinion that the electing portion of the Trust
                                  Fund will qualify as a REMIC for federal income tax purposes and that the Series 1998-2
                                  Regular Certificates will constitute "regular interests" in the REMIC and generally will be treated as debt instruments of the Trust Fund for federal income tax purposes. The Series
                                  1998-2 Residual Certificates will be treated as the "residual interest" in the REMIC for federal income tax purposes. Holders of the Series 1998-2 Regular Certificates that would otherwise report income under a cash method of accounting will be required to include in income interest on the Series 1998-2 Regular
                                  Certificates (including original issue
                                  discount ("OID"), if any) in accordance with the accrual method of accounting with the effect that an investor may be required to report income for federal income tax purposes despite not yet having received a cash distribution in respect of such income. Assuming in each case that a substantial amount of such Class is sold at the price for such Class stated on the cover of this Prospectus Supplement, and subject to the uncertainties concerning the determination of OID for variable rate certificates discussed in "Federal Income Tax Consequences
                                   - REMIC Certificates - Taxation of Regular
                                  Certificates - Variable Rate Certificates" in
                                  the Prospectus, the Class __ Certificates will and the Class __ Certificates will not be issued with OID. See "Certain Federal Income
                                  Tax Consequences" herein and in the
                                  Prospectus.]

                                  [No election will be made to treat the Grantor Trust as a REMIC for federal income tax purposes. For federal income tax purposes, Orrick, Herrington & Sutcliffe LLP, special counsel to GreenPoint, based on certain assumptions set forth herein and in the Prospectus, is of the opinion that the Grantor Trust will be classified as a grantor trust under Subpart E, part I of Subchapter J of the Internal Revenue Code of 1986 (the "Code"), and not as an association taxable as a corporation. The Class A-2 Floating Certificates represent an undivided ownership interest in the Grantor Trust. See "Federal Income Tax Consequences -- REMIC Elections" and "--Non-REMIC Trusts" in the Prospectus.]


ERISA Considerations...........   Senior Certificates. Subject to the conditions
                                  and discussion set forth herein, the Senior
                                  Certificates [(other than the Class A-2 Fixed
                                  Certificates)] may be purchased by employee benefit or other plans that are subject to the Employee Retirement Income Security Act of
                                  1974, as amended ("ERISA"), and/or Section
                                  4975 of the Code. See "ERISA Considerations" herein and in the Prospectus.

                                  Subordinate Certificates. Unless the opinion referred to under "ERISA Considerations--Class M and Class B-1 Certificates" is delivered to the Trustee, an employee benefit or other plan subject to ERISA and/or Section 4975 of the Code will not be permitted to purchase or hold the Class M or the Class B Certificates as such actions may give rise to a non-exempt prohibited transaction under ERISA or Section 4975 of the Code. However, an insurance company investing assets of its general account may purchase and hold the Class M or the Class B Certificates if it delivers the required certification to the Trustee. See "ERISA Considerations" herein and in the Prospectus.

Legal Investment...............   The [Senior and Class M Certificates] offered
                                  hereby
                                  will not constitute "mortgage related
                                  securities" under the Secondary Mortgage
                                  Market Enhancement Act of 1984, as amended
                                  ("SMMEA") until such time as the balance of the Pre-Funding Account is reduced to zero. At such time, the [Senior and Class M
                                  Certificates] will constitute legal
                                  investments for certain types of investors to the extent provided in SMMEA. Such institutions should consult their own legal advisors in determining whether and to what extent the [Senior Certificates and the Class
                                  M Certificates] constitute legal investments for such investors.

                                  Because [the Class B Certificates] will not, at the time of issuance, be rated in one of the two highest rating categories of [ ], [the Class B Certificates] will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in more highly rated securities based on first mortgage loans may not be legally authorized to invest in [the Class B Certificates]. No representation is made as to any regulatory requirements or considerations (including without limitation regulatory capital or permissible investment requirements) applicable to the purchase of [the Class B Certificates] by banks, savings and loan associations or other financial institutions. Such institutions should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors. See "Legal Investment" herein and in the Prospectus.

Rating.........................   It is a condition to the issuance of the
                                  Offered Certificates that the Senior
                                  Certificates be rated "[ ]," that the Class M
                                  Certificates be rated at least "[ ]" and that the Class B Certificates be rated at least "[
                                  ]" by [ ]. The Seller has not requested
                                  ratings on the Offered Certificates by any rating agency other than [ ]. However, there can be no assurance as to whether any other rating agency will rate any or all of the Offered Certificates, or if it does, what rating would be assigned by any such other rating agency. A rating on any or all of the Offered Certificates by certain other rating agencies, if assigned at all, may be lower than the rating assigned to such Certificates by [ ]. See "Ratings" herein and in the Prospectus.

                                  A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

                                 RISK FACTORS

          The discussion under "Risk Factors" in the Prospectus should be read carefully in connection with a decision to invest in any of the Offered Certificates. The following discussion supplements, and does not replace or supersede the discussion under "Risk Factors" in the Prospectus, unless the context expressly so provides.

          1. Limited Liquidity. The Underwriters intend to make a secondary market in the Offered Certificates, but have no obligation to do so. There can be no assurance that a secondary market will develop for the Offered Certificates or, if it does develop, that it will provide the holders of any Class of Offered Certificates with liquidity of investment or that it will remain for the term of such Class of Offered Certificates.

          2. Mortgage Related Securities. The Class B Certificates will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in SMMEA securities will not be able to invest in the Class B Certificates, thus limiting the liquidity of the investment of the holders of any Class B Certificates.

          3. Subordination of Class M and Class B Certificates. The rights of the holders of the Class M Certificates to receive distributions of available amounts in the Trust Fund will be subordinate, to the extent described herein, to the rights of the holders of the Senior Certificates. Consequently, if shortfalls and/or losses arise with respect to the Certificates, they will be borne by the Class M Certificateholders before they are borne by the Senior Certificateholders. The rights of the holders of the Class B Certificates to receive distributions of available amounts in the Trust Fund will be subordinate, to the extent described herein, to the rights of the holders of the Class M certificates. Consequently, if shortfalls and/or losses arise with respect to the Certificates, they will be borne by the Class B Certificateholders before they are borne by the Class M certificateholders.


          4. Distributions of Principal. The yield to maturity on the Class M and the Class B Certificates will be affected by the rate at which Contracts become Liquidated Contracts and the severity of ensuing losses on such Liquidated Contracts and the timing thereof. [For any Distribution Date on which the Senior Certificate Balance has not been reduced to zero, the Senior Certificateholders (other than the Class A-IO Certificateholders) will receive all payments of principal that are made on the Contracts.] It is not possible to predict the timing of the occurrence of the Distribution Date, if any, on which the Senior Certificate Balance will be reduced to zero or which occurrences will be affected by the rate of voluntary prepayments in addition to prepayments due to default and subsequent liquidation. Any such losses caused by Liquidated Contracts will be borne first by the holders of the Class M and Class B Certificateholders.

          5. Economic Conditions. Prepayment on Contracts may be influenced by a variety of economic, geographic, social and other factors, including repossessions, aging, seasonality, market interest rates, changes in housing needs, job transfers and unemployment. To the extent any losses or delays in distributions to Certificateholders are caused by prepayments, the Subordinate Certificates will be the first to bear these delays or losses. See "Prepayment and Yield Considerations" herein and in the Prospectus.

          6. No Recourse. The Offered Certificates will not represent interests in or obligations of the Seller or the Servicer. None of the Offered Certificates nor the underlying Contracts or any collections thereon will be insured or guaranteed by any governmental agency or instrumentality, the Underwriters or any of their affiliates, GreenPoint or any its affiliates [(except to the extent of the Limited Guarantee of GFC or any Alternative Credit Enhancement)]. [Except for the Limited Guarantee or any Alternative Credit
Enhancement with respect to the Class [   ] Certificates], collections on the
Contracts will constitute the only source of funds for payment on the Offered Certificates. Any shortfalls in the collections on Contracts will be borne by the Certificateholders [(except to the extent of the Limited Guarantee of GFC or any Alternative Credit Enhancement)]. The Subordinate Certificates will be the first to bear any such losses.

          7. [Prepayments May Affect Pass-Through Rates. The Pass-Through Rate for some of the Certificates on any Distribution Date may be adjusted so as not to exceed the weighted average of the Net Contract Rates in the Contract Pool. The "Net Contract Rate" of a Contract equals the rate of interest borne by such Contract minus the Annual Servicing Rate. Disproportionate prepayments (including prepayments due to liquidations and repurchases by the Seller[s] as required or permitted by the Agreement) of Contracts with Net Contract Rates in excess of the initial Pass-Through Rates (each an "Initial Pass-Through Rate") for such Certificates will increase the possibility that the Pass-Through Rate for such Classes of Certificates will be adjusted to an amount lower than the related Initial Pass-Through Rate. There is no mechanism to compensate Holders of such Classes of Certificates for any such reduction. Any difference between interest at the actual Pass-Through Rate and interest at the Initial Pass-Through Rate will not constitute a shortfall, and any such difference will be foregone permanently.]

          8. [Interest-only Certificates. Because amounts distributable to the holders of interest-only Certificates consist entirely of interest, the yield to maturity of the interest-only Certificates will be extremely sensitive to the repurchase, prepayment and default experience of the Contracts and prospective investors should fully consider the associated risks, including the risk that such investors may not fully recover their initial investment. In addition, investors in the interest-only Certificates should be aware that the Servicer may exercise a right to repurchase all remaining contracts and other property in the Trust Fund or direct the Trustee to conduct a Termination Auction for the sale of all Contracts then outstanding in the Trust Fund after the first Distribution Date when the Pool Scheduled Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance and certain other conditions exist. See "Prepayment and Yield Considerations" herein.]

          9. Limited Operating History of Servicer. GreenPoint was incorporated on May 8, 1998 for the purpose of acquiring the manufactured housing contract business from Bank of America, FSB as described under "The Seller -- The Acquisition" in the Prospectus. Accordingly, GreenPoint has a limited operating history, and no relevant delinquency and loss experience is available. Neither GreenPoint nor any of its affiliates were previously engaged in the origination or servicing of manufactured housing contracts prior to the Acquisition. As of

September 30, 1998, the Servicer services manufactured housing installment loans with an aggregate principal balance of $11.137 billion, of which $794,958,000 were acquired from Bank of America, FSB in the Acquisition. Because GreenPoint did not originate or service manufactured housing contracts prior to the Acquisition, it has no prior history or experience with respect to the origination and servicing of manufactured housing contracts or statistical information relating to the average percentage of principal recovered upon liquidation of certain manufactured housing contracts. Therefore, no statistical information with respect to loss and delinquencies can be provided. POTENTIAL CERTIFICATEHOLDERS ARE ENCOURAGED TO EVALUATE THE RISKS ASSOCIATED WITH RESPECT TO THE LIMITED OPERATING HISTORY OF GREENPOINT.

          10. Insolvency or Bankruptcy of GreenPoint. GreenPoint intends that each transfer of Certificates to the related Trust Fund constitutes a sale, rather than a pledge of the Contracts to secure indebtedness of GreenPoint. However, if GreenPoint were to become a debtor under the federal bankruptcy code, it is possible that a creditor or trustee in bankruptcy of GreenPoint or GreenPoint as debtor-in-possession may argue that the sale of the Contracts by GreenPoint could be recharacterized as a borrowing secured by a pledge of the Contracts. Such an attempt, even if unsuccessful, could result in delays in or reductions of distributions on the Certificates to the holders of the Certificates. To the extent that the Certificates have been designated as senior or subordinate, the most junior certificates would be the first to bear these delays or losses.

          11. [Limited Guarantee of GFC. The Limited Guarantee will be an unsecured general obligation of GFC and will not be supported by any letter of credit or other enhancement arrangement. See "Incorporation of Certain Documents by Reference" in the Prospectus.]

          12. [Alternative Credit Enhancement. If GFC has replaced the Limited Guarantee with an Alternative Credit Enhancement and such Alternative Credit Enhancement is exhausted, GFC has no obligation to replace such enhancement. Consequently, the Limited Guarantee may bear a greater risk of loss on the Contracts than if the Limited Guarantee was in place and GFC was able to make payment on the Limited Guarantee. Any such greater risk of loss on the Contracts will be borne first by the Subordinate Certificateholders. See "Description of the Certificates--Alternative Credit Enhancement" herein.


                               THE CONTRACT POOL

          Each Contract was purchased or originated by GreenPoint on an individual basis in the ordinary course of its business. A description of the general practices of GreenPoint with respect to the origination or purchase of manufactured housing contracts similar to the Contracts is set forth in the Prospectus under "The Seller - Loan Originations" and "The Seller - Underwriting Policies."

          On the date of initial issuance of the Offered Certificates, the Seller will convey to the Trust Fund the Contracts owned by it immediately prior to such conveyance. The Contract Pool in the Trust Fund will consist of such Contracts. GreenPoint, as Servicer, will obtain and maintain possession of all Contract documents. [Approximately [ ]% of the Contracts (by outstanding principal balance as of the Cut-off Date) will be Contracts acquired by GreenPoint in the Acquisition.]

          [The Agreement provides that the Additional Contracts will be purchased by the Trust on the Closing Date and that the Subsequent Contracts
will be purchased by the Trust no later than [   ].  Although the Additional
Contracts and Subsequent Contracts sold to the Trust will have characteristics that differ somewhat from the Initial Contracts described herein, the Company does not expect that the characteristics of the Additional Contracts and Subsequent Contracts will vary materially from the Initial Contracts since the Additional Contracts and Subsequent Contracts will conform to the representations and warranties set forth in the applicable Agreement as they relate to such Additional Contracts and Subsequent Contracts. See "Description of the Certificates -- Conveyance of Subsequent Contracts and Pre-Funding Account" herein.]

          No manufactured housing installment sales contract or installment loan agreement will be in excess of 100% of the value of the manufactured home. See "The Contract Pool" in the Prospectus.

          The Contracts are all [fixed rate, actuarial Contracts]. [Some of the Contracts in the Contract Pool are secured by a lien on real estate. None of the Contracts was (i) purchased in bulk from an unrelated third party, (ii) is insured in whole or in part or guaranteed in whole or in part, as applicable, by the Veterans Administration, the Federal Housing Administration or by any other governmental entity or instrumentality, (iii) is amortized using the "simple interest" amortization method or (iv) has a variable Contract Rate or a Contract Rate which steps up on particular dates.]

          Management of GreenPoint estimates that in excess of [ ]% of the Manufactured Homes are used as primary residences by the Obligors under the Contracts secured by such Manufactured Homes.

          As of the Cut-off Date, the Contract Rates on the Contracts ranged from[ ]% to [ ]%. The weighted average Contract Rate of the Contracts as of the Cut-off Date was approximately [ ]%. As of the Cut-off Date, the Contracts had remaining scheduled maturities of at least [ ] months but not more than [ ]months, and original scheduled maturities of at least [ ] months but not more than [ ] months. As of the Cut-off Date, the Contracts had a weighted average remaining term to maturity of approximately [ ] months, and a weighted average original term to scheduled maturity of approximately [ ] months. The average outstanding principal balance of the Contracts as of the Cut-off Date was approximately $[ ] and the outstanding principal balances of the Contracts as of the Cut-off Date ranged from approximately $[ ] to $[ ]. The weighted average loan-to-value ratio for the Contracts at origination was approximately [ ]% and the loan-to-value ratio of the Contracts at origination ranged from [ ]% to [ ]%. "Value" is equal to the total buyer's cost of the manufactured home or in the case of some used homes, the NADA Mobile/Manufactured Housing Appraisal Guide (including taxes, insurance and any prepaid finance charges or closing costs that are financed). For Land Home and Land-in-Lieu Contracts, "Value" is equal to (i) the value of the real property as determined by appraisal or tax assessment, plus the total buyer's cost of the manufactured home (as indicated above), plus the cost of the improvements to the land or (ii) in the case of a manufactured home that is already located on the land, the final appraised value of the land and manufactured home together. The underwriting practices of GreenPoint regarding loan-to-value ratios of Contracts it originates or purchases are set forth in the Prospectus under "The Seller -- Loan Originations" and "The Seller -- Underwriting Policies." Manufactured homes, unlike site-built homes, generally depreciate in value, and GreenPoint believes that, upon repossession, the market value of a manufactured home securing a manufactured housing contract is generally lower than the principal balance of the related manufactured housing contract. However, because GreenPoint did not service manufactured homes prior to the Acquisition, it has no statistical information relating to the average percentage of principal recovered upon liquidation of certain manufactured housing contracts. Therefore, no statistical information with respect to loss and delinquencies can be provided. In addition, the percentage recovery of principal on liquidation of manufactured housing contracts historically has been adversely affected by downturns in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic loss upon liquidation.

          The Contracts are secured by Manufactured Homes located in [ ] states and the District of Columbia; approximately [ ]% of the Contracts by outstanding principal balance as of the Cut-off Date were secured by Manufactured Homes located in [ ], [ ]% in [ ], [ ]% in [ ], [ ]% in [ ], [ ]% in [ ], [ ]% in [
]and [ ]% in [ ]. No other state represented more than 5% (by outstanding principal balance as of the Cut-off Date) of the Contracts.

          Approximately [ ]% of the Contracts by outstanding principal balance as of the Cut-off Date are secured by Manufactured Homes which were new at the time the related Contracts were originated, and approximately [ ]% of the Contracts by outstanding principal balance as of the Cut-off Date are secured by Manufactured Homes which were used at the time the related Contracts were originated.

          Approximately [ ]% (by principal balance) of the Contracts are Land Home Contracts or Land-in-Lieu Contracts. The Land Home Contracts or Land-in-Lieu Contracts will be secured by either first mortgages or deeds of trust on the real estate on which the Manufactured Home is located, depending upon the prevailing practice in the state in which the underlying property is located. See "Certain Legal Aspects of the Contracts -- Land Home or Land-in-Lieu Contracts" in the Prospectus.

          The charge-off policy with respect to any particular manufactured housing installment sales contract or installment loan agreement is determined by GreenPoint on a case by case basis.

          Set forth below is a description of certain additional characteristics of the Contracts:

       Geographical Distribution of Manufactured Homes as of Origination

              State                           Number of          Aggregate          % of Contract Pool By
              ------                          Contracts          Principal          Outstanding Principal
                                               As of              Balance               Balance As of
                                            Cut-off Date        Outstanding             Cut-off Date(1)
                                            -------------          As of            -----------------------
                                                                Cut-off Date
                                                                -------------
Alabama..........................
Arizona..........................
Arkansas.........................
California.......................
Colorado.........................
Connecticut......................
Delaware.........................
District of Columbia.............
Florida..........................
Georgia..........................
Idaho............................
Illinois.........................
Indiana..........................
Iowa.............................
Kansas...........................
Kentucky.........................
Louisiana........................
Maine............................
Maryland.........................
Massachusetts....................
Michigan.........................
Minnesota........................
Mississippi......................
Missouri.........................
Montana..........................
Nebraska.........................
Nevada...........................
New Hampshire....................
New Jersey.......................
New Mexico.......................
New York.........................
North Carolina...................
North Dakota.....................
Ohio.............................
Oklahoma.........................
Oregon...........................
Pennsylvania.....................
South Carolina...................
South Dakota.....................
Tennessee........................
Texas............................
Utah.............................
Vermont..........................
Virginia.........................
Washington.......................
West Virginia....................
Wisconsin........................
Wyoming..........................
 Total...........................

_________
(1)  Entries may not add to 100.00% due to rounding.

                       Years of Origination of Contracts

                                                      Aggregate Principal      % of Contract Pool By
                                     Number of              Balance            Outstanding Principal
                                  Contracts As of     Outstanding As of        Balance As of Cut-off
     Year of Origination            Cut-off Date        Cut-off Date                 Date(1)
     -------------------          ---------------     -------------------      ---------------------
1998....................
Total...................

_________
(1)  Entries may not add to 100.00% due to rounding.

          Distribution of Original Principal Balances of Contracts(1)

                                                                                         % of Contract Pool By
                                                             Aggregate Principal         Outstanding Principal
                                  Number of Contracts      Balance Outstanding As        Balance As of Cut-off
   Original Contract Amount       As of Cut-off Date          of Cut-off Date                 Date (2)
   ------------------------       --------------------     -----------------------       ----------------------
$      0 - 5,000...........
$  5,001 - 7,500...........
$ 7,501 - 10,000...........
$10,001 - 12,500...........
$12,501 - 15,000...........
$15,001 - 17,500...........
$17,501 - 20,000...........
$20,001 - 22,500...........
$22,501 - 25,000...........
$25,001 - 27,500...........
$27,501 - 30,000...........
$30,001 - 32,500...........
$32,501 - 35,000...........
$35,001 - 40,000...........
$40,001 - 45,000...........
$45,001 - 50,000...........
$50,001 - 55,000...........
$55,001 - 60,000...........
$60,001 - 65,000...........
$65,001 - 70,000...........
$70,001 - 75,000...........
$75,001 - 80,000...........
  Total....................

________
(1) The greatest original Contract principal balance is $[ ], which represents [ ]% of the outstanding principal balance of the Contracts as of the Cut-off Date
(2)  Entries may not add to 100.00% due to rounding.

                 Distribution of Original Loan-to-Value Ratios

                                                                                    % of Contract Pool By
                                                            Aggregate Principal     Outstanding Principal
                                  Number of Contracts As   Balance Outstanding As   Balance As of Cut-off
    Loan-to-Value Ratio(1)            of Cut-off Date         of Cut-off Date              Date(2)
    ----------------------        ----------------------   -----------------------  ----------------------
Less than or equal to 50%
51-60%.......................
61-70%.......................
71-80%.......................
81-85%.......................
86-90%.......................
91-95%.......................
Total........................

_______
(1) Rounded to the nearest 1%. The definition of "Value" is set forth under "The Contract Pool" above. Manufactured Homes, unlike site-built homes, generally depreciate in value, and it should generally be expected, especially with Contracts with high loan-to-value ratios at origination, that at any time after the origination of a Contract, the market value of the Manufactured Home securing such Contract may be lower than the outstanding principal balance of such Contract
(2)  Entries may not add to 100.00% due to rounding.

                        Distribution of Contract Rates

                                                                                              % of Contract Pool By
                                                                 Aggregate Principal          Outstanding Principal
    Ranges of Contracts by        Number of Contracts As        Balance Outstanding As        Balance As of Cut-off
        Contract Rate                of Cut-off Date               of Cut-off Date                   Date(1)
    ------------------------      -----------------------       -----------------------       ----------------------
10.25-10.49%.................
10.50-10.74%.................
10.75-10.99%.................
11.00-11.24%.................
11.25-11.49%.................
11.50-11.74%.................
11.75-11.99%.................
12.00-12.24%.................
12.25-12.49%.................
  Total......................

_________
(1)  Entries may not add to 100.00% due to rounding.

                          Remaining Months to Maturity

                                                                                                             % of Contract Pool By
                                                                                      Aggregate Principal    Outstanding Principal
                                                           Number of Contracts As   Balance Outstanding As   Balance As of Cut-off
           Months Remaining as of Cut-off Date                 of Cut-off Date          of Cut-off Date             Date(1)
           -----------------------------------             ----------------------   ----------------------   ---------------------
Greater than 15 and less than or equal to 30...........
Greater than 31 and less than or equal to 60...........
Greater than 61 and less than or equal to 90...........
Greater than 91 and less than or equal to 120..........
Greater than 121 and less than or equal to 150.........
Greater than 151 and less than or equal to 180.........
Greater than 181 and less than or equal to 210.........
Greater than 211 and less than or equal to 240.........
Greater than 241 and less than or equal to 300.........
Greater than 301 and less than or equal to 360.........
 Total.................................................

_________
(1)  Entries may not add to 100.00% due to rounding.

                                  THE SELLER

          The following information supplements the information in the Prospectus under the heading "The Seller."


          The Seller commenced operations on September 30, 1998. See "Risk Factors" herein. The volume of manufactured housing contracts originated by GreenPoint, or purchased from dealers on an individual basis by GreenPoint, for the periods indicated below and certain other information at the end of such periods are as follows:

           Contracts Originated or Purchased on an Individual Basis
                            (Dollars in Thousands)

                           [Year Ended December 31,]
                           -------------------------

                                                                [ ] Quarter
                                                                    ended
                                                                 [ ], 1998
                                                                -----------
Principal Balance of Contracts Purchased(1)(2)...........        $  [ .]
Number of Contracts Purchased(1).........................           [ .]
Average Contract Size(2).................................        $  [ .]
Weighted Average Contract Rate(2)........................           [ .]%
Number of Regional Offices(3)............................           [ .]

_________
(1) Does not include any portfolios acquired in bulk from third parties other than from Bank of America, FSB in the Acquisition. Includes only contracts originated by GreenPoint or purchased from dealers.
(2)  As of period end.
(3) Includes regional offices in the United States originating or purchasing manufactured housing contracts as of the end of the time period.

          The following table shows the size of the portfolio of manufactured housing contracts serviced (including contracts already in repossession) by GreenPoint, through the manufactured housing regional office system, as of the dates indicated:

                          Size of Serviced Portfolio
                            (Dollars in Thousands)

                           [Year Ended December 31],
                           -------------------------

                                                                [ ] Quarter
                                                                    ended
                                                                  [ ], 1998
                                                                ------------
Unpaid Principal Balance of Contracts Being Serviced.....        $  ______
Average Contract Unpaid Principal Balance................        $  ______
Number of Contracts Being Serviced                                  ______

          The loss and delinquency information of Bank of America, FSB, in its capacity as servicer of its manufactured housing installment sales contracts and installment loan agreement portfolio, has been disclosed in various filings made by Bank of America, FSB with the Securities and Exchange Commission and such filings are publicly available to potential investors. GreenPoint acquired the servicing personnel and $794,958,000.00 in manufactured housing installment sales contracts and installment loan agreements from Bank of America, FSB in the Acquisition. See "The Acquisition" in the Prospectus. GreenPoint is now the servicer of all of the manufactured housing installment sales contracts and installment loan agreements that had been serviced by Bank of America, FSB. GreenPoint makes no representation or warranty with respect to the completeness or accuracy of such loss and delinquency information contained in any filings made by Bank of America, FSB with the Securities and Exchange Commission or any filings made by Bank of America, FSB with any other public entity and disclaims any liability with respect thereto. Further, the loss and delinquency experience of Bank of America, FSB as servicer of manufactured housing installment sales contracts and installment loan agreements may not be reflective of the loss and delinquency experience that GreenPoint will encounter as servicer of manufactured housing installment sales contracts and installment loan agreements.

          [Under certain limited circumstances, as set forth in the Agreement, the Servicer may make a one-time modification to the Contract Rate with respect to any Contract by an amount equal to the lesser of (i) 5% of such Contract Rate and (ii) 0.50%.]

GreenPoint Credit Corp.'s Management's Discussion and Analysis of Delinquency, Repossession and Loan Loss Experience

          [Management has not observed any material economic development in the general business environment of the county or in local areas where GreenPoint Credit Corp. originates its manufactured housing contracts which has unfavorably affected portfolio performance in relation to delinquencies, repossessions and loan losses during this period. However, the delinquency, loan loss and repossession experience of manufactured housing contracts historically has been adversely affected by a downturn in regional or local economic conditions.
These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic loss upon repossession. Information regarding the geographic location, at origination, of the Manufactured Homes securing the Contracts in the Contract Pool is set forth under "The Contract Pool" herein.]

IMPACT OF THE YEAR 2000

          [The Year 2000 issue is the result of many computer programs that were written using two digits rather than four to define an applicable year. Any of the computer programs used by the Registrants, their suppliers or outside service providers that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations, causing disruption of operations, including, among other things, a temporary inability to process transactions or engage in normal business activities.]

          [The Registrants have determined that they will be required to modify or replace portions of their software so that their computer systems will properly utilize dates beyond December 31, 1999. The Registrants presently believe that, if modifications to existing software and conversions are not made, or are not completed on a timely basis, the Year 200 issue could have a material impact on the operations of the Registrants.]

          [The Registrants have also initiated formal communications with all of their suppliers and service providers (including hardware, software, processing, voice and data communication, facility components and services) to determine the extent to which the Registrants are vulnerable to those third parties' failure to remediate their respective Year 2000 issue. The Registrants are working with each of these third parties to facilitate remediation of the Year 2000 issue and will actively participate in testing of each system to ensure Year 2000 compliance. However, there can be no guarantee that the systems of third parties, upon which the Registrants rely, will be timely remediated, or that a failure to remediate by a third party would not have a materially adverse effect on the Registrants. The Registrants will utilize both internal and external resources for the Year 2000 project.]

          [The Registrants' total Year 2000 project cost include estimated costs and time associated with the impact of a third party's Year 2000 issue, together with the costs of outside consultants and the purchase of replacement programs. The total cost of the Year 2000 project is estimated to be immaterial to the Registrants' financial statements. Such costs will be funded through operating cash flows and expensed as incurred. The current status and costs of the project are based on management's best estimates, which were derived utilizing numerous assumptions of future events, including the continued availability of certain resources, third party modification plans and other factors. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those plans. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer codes, the failure of outside third parties to remediate their Year 2000 issue on a timely basis, and similar uncertainties.]


[RATIO OF EARNINGS TO FIXED CHARGES FOR GFC

          Set forth below are GFC's ratios of earnings to fixed charges for the past five years. For the purposes of compiling these ratios, earnings consist of earnings before income taxes plus fixed charges. Fixed charges consist of interest expense and the interest portion of rent expense.

                                  1992   1993    1994   1995   1996   1997
                                  ----   ----    ----   ----   ----   ----
Ratio of Earnings to Fixed
 Charges..........]

                      PREPAYMENT AND YIELD CONSIDERATIONS

          The general prepayment and yield considerations discussed in the Prospectus under "Prepayment and Yield Considerations" should be read carefully in connection with a decision to invest in any of the Offered Certificates. The following discussion supplements, and does not replace or supersede the discussion under "Prepayment and Yield Considerations" in the Prospectus, unless the context expressly so provides.

          The Contracts had maturities at origination ranging from [ ] months to [ ] months, but may be prepaid in full or in part at any time. The prepayment experience of the Contracts (including prepayments due to liquidations of defaulted Contracts) will affect the average life and the maturity of the Offered Certificates. GreenPoint does not maintain statistics with respect to the rate of prepayment of manufactured housing contracts in its servicing portfolio [, except for contracts in certain pools of securitized manufactured housing contracts that its is servicing for others for which at least [ ] months of prepayment information is available, as described in this Prospectus Supplement]. Any pool of contracts, including the Contract Pool, might include contracts with contract rates that are generally higher or lower, in absolute terms or in comparison to prevailing rates, than the contract rates of the contracts from which are derived certain historical statistical data set herein. As a result, the prepayment experience of the contracts contained in any contract pool, including the Contract Pool, might be faster or slower than the prepayment experience of the contracts reflected in the historical data. In addition, although management of GreenPoint is aware of limited publicly available information relating to historical rates of prepayment on manufactured housing contracts, management of GreenPoint believes that such information is not necessarily indicative of the rate of prepayment that may be expected to be exhibited by the Contracts. Nevertheless, management of GreenPoint anticipates that a number of Contracts will be prepaid in full in each year during which the Offered Certificates are outstanding. See "Prepayment and Yield Considerations -- Prepayment Considerations," "Description of the Certificates -- Optional and Mandatory Repurchase; Optional Termination" and "Certain Legal Aspects of the Contracts -- Transfers of Manufactured Homes; Enforceability of Restrictions on Transfer" in the Prospectus [and "Description of the Certificates -- Optional Termination and Termination Auction" herein] for a discussion of certain factors that may influence prepayments, including homeowner mobility, general and regional economic conditions, prevailing interest rates, provisions in the Contracts prohibiting the owner from selling the Manufactured Home without the prior consent of the holder of the related Contract, the early termination of the Trust Fund pursuant to a successful Termination Auction and the option of the Servicer (whether or not GreenPoint remains the Servicer) to purchase the Contracts and any other property constituting the Trust Fund or to direct the Trustee to solicit bids for an auction at which to sell the Contracts and any other property constituting the Trust Fund. In addition, repurchases of Contracts on account of certain breaches of representations and warranties as described below under "Description of the Certificates -- Conveyance of Contracts" will have the effect of prepaying such Contracts and therefore will affect the average life of the Certificates.

          [The Class A-1 Certificates will be prepaid in part on the first
Payment date after the Pre-Funding Period (in no event later than [   ]) in the
event that any Pre-Funded Amount remains in the Pre-Funding Account on such Payment Date. Any amounts remaining which have not been used to purchase Subsequent Contracts will be paid to the Class A-1 Certificateholders. GreenPoint believes that substantially all of the Pre-Funded Amount will be used to acquire the Subsequent Contracts. It is unlikely, however, that the aggregate principal amount of Subsequent Contracts purchased by the Trust will be identical to the Pre-Funded Amount, and that consequently, Class A-1 Certificateholders will receive some prepayment of principal.]

          The allocation of distributions to the Certificateholders in accordance with the Agreement will have the effect of accelerating the amortization of certain of the Classes of the Series 199[ ]-[ ] Regular Certificates and delaying the amortization of certain other Classes of the Series 199[ ]-[ ] Regular Certificates from the amortization that otherwise would be applicable if distributions in respect of the Total Regular Principal Amount were made pro rata according to the outstanding principal balances of the Series 199[ ]-[ ] Regular Certificates. If a purchaser of Offered Certificates in a Class of Offered Certificates purchases them at a discount and calculates its anticipated yield to maturity based on an assumed rate of distributions of principal on such Class of Offered Certificates that is faster than the rate actually realized, such purchaser's actual yield to maturity will be lower than the yield so calculated by such purchaser. See "Description of the Certificates -- Distributions" herein and "Prepayment and Yield Considerations" in the Prospectus.

          The Class A-IO Certificates, which pay interest only, are extremely sensitive to the repurchase, prepayment and default experience of the Contracts. If principal distributions on the Contracts occur at a rate faster than anticipated at the time of purchase, the purchaser's actual yield to maturity could be significantly lower than that assumed at the time of purchase. A Class A-IO Certificateholder could, under some prepayment scenarios, fail to recoup the original investment. See " - Sensitivity of the Class A-IO Certificates."

          There can be no assurance that as to what the delinquency or repossession experience of GreenPoint on a going forward basis will be. See "Prepayment and Yield Considerations" in the Prospectus for a discussion of the effect delinquencies and repossessions on the Contracts would have on the average life of the Certificates.

          The expected final scheduled payment date on the Contract with the latest maturity is in [ ].

          The last scheduled Distribution Dates for the Series 199[ ]-[ ] Regular Certificates are set forth on the cover of this Prospectus Supplement. However, the actual last Distribution Date for each such Class of Offered Certificates could occur significantly earlier than such scheduled Distribution Dates. In particular, when the Pool Scheduled Principal Balance falls below 10% of the Cut-off Date Pool Principal Balance and certain other conditions are met, the Trust Fund could be terminated pursuant to the Servicer's exercise of an option call or pursuant to a successful Termination Auction. See "Description of the Certificates -- Optional Termination and Termination Auction" herein. Either of these events, if they occur, would result in the early retirement of the then outstanding Certificates.

          As described herein under "Description of the Certificates -- Subordination" and "Description of the Certificates -- Losses on Liquidated Contracts," to the extent that, on any

Distribution Date, the Available Distribution Amount is not sufficient to permit a full distribution of the Total Regular Principal Amount to the holders of any Class of Offered Certificates (other than the Class A-IO Certificates), the effect will be to cause the Offered Certificates (other than the Class A-IO Certificates) to be amortized more slowly than they otherwise would have been amortized, and losses on Liquidated Contracts and delinquencies on the Contracts (if not covered by Monthly Advances) will be borne by the holders of such Class of Offered Certificates in the manner described thereunder and as described below.

          In the event there is a sufficiently large number of delinquencies on the Contracts in any Collection Period that were not covered by Monthly Advances as described herein, the amounts distributed to the holders of the Offered Certificates could be less than the amount of principal and/or interest that otherwise would be payable on such Certificates on the related Distribution Date. In such event, even if delinquent payments on the Contracts were eventually recovered upon liquidation, if the amounts received do not include interest on delinquent interest payments, the effective yield on the Contracts would be reduced, and under certain circumstances it is possible that sufficient Available Distribution Amounts might not be available to provide, in the case of the Offered Certificates other than the Class A-IO Certificates, for aggregate distributions equal to the sum of their initial outstanding Certificate Balances plus accrued interest thereon, and in the case of the Class A-IO Certificates, for aggregate distributions equal to the accrued interest thereon, thereby reducing the effective yield on such Certificates.

          Obligors are not required to pay interest on the Contracts after the date of full prepayment of principal or the date of a partial prepayment of principal (to the extent of such partial prepayment). As a result, partial or full prepayments in advance of the related Due Dates for such Contracts in any Collection Period will reduce the amount of interest received from the related Obligors during such Collection Period to less than one month's interest. However, when a partial prepayment is made on a Contract or a Contract is prepaid in full during any Collection Period, but after the Due Date for such Contract in such Collection Period, the effect will be to increase the amount of interest received from the related Obligor during such Collection Period to more than one month's interest. If a sufficient amount of partial prepayments are made or a sufficient number of Contracts are prepaid in full in a given Collection Period in advance of their respective Due Dates, interest received on all of the Contracts during that Collection Period, after netting out the Monthly Servicing Fee [if GreenPoint is not acting as Servicer] (and other expenses of the Trust Fund), may be less than the interest payable on the Senior and/or Subordinate Certificates on the related Distribution Date. As a result, the Available Distribution Amount for the related Distribution Date may not be sufficient to distribute the interest on the Offered Certificates in the full amount set forth herein under "Description of the Certificates - Distributions" and to make a full distribution of the Total Regular Principal Amount to the Senior (other than the Class A-IO) and/or Subordinate Certificateholders. Although no assurance can be given in this matter, GreenPoint does not anticipate that the net shortfall of interest caused by partial prepayments or prepayments in full in any Collection Period would be great enough, in the absence of delinquencies or liquidation losses, to reduce the Available Distribution Amount for a Distribution Date below the amount that would have been required to be distributed to the holders of the Offered Certificates on that Distribution Date in the absence of such prepayment interest shortfalls.

          Because the Contracts are [actuarial] Contracts, the outstanding principal balances thereof will reduce, for purposes of accrual of interest thereon, by a precomputed amortization amount on each Due Date whether or not the Scheduled Payment for such Due Date is received in advance of or subsequent to such Due Date, except as described above with respect to prepayments. See "The Contract Pools" in the Prospectus. Thus, the effect of delinquent Scheduled Payments, even if they are ultimately paid by the Obligor, will be to reduce the yields on such Contracts below their respective Contract Rates (because interest will not have accrued on the principal portion of any Scheduled Payment while it is delinquent). If the Servicer does not make an advance with respect to such delinquent Contracts as described herein, the result will be to reduce the effective yield to the Trust Fund derived from such Contracts to a yield below their Contract Rates. Under certain circumstances, such yield reductions could cause the aggregate yield to the Trust Fund derived from the Contract Pool to be insufficient to support the distribution of interest on the Offered Certificates, after netting out other expenses of the Trust Fund.

          [Certain statistical information relating to the prepayment behavior of certain but not all pools of manufactured housing contracts sold by entities other than GreenPoint or its affiliates but serviced by GreenPoint is set forth below in tabular form. The table relates to [ ] sold pools for which prepayment information is available covering a period of at least [ ] months and which had an aggregate principal balance as of the first day of the month of sale of at least $[ ]. In evaluating whether the data contained in the table contains useful information with respect to the expected prepayment behavior of any particular contract pool, prospective Certificateholders should consider that GreenPoint has not performed statistical analysis to determine whether the contracts to which the table relates constitutes a statistically significant sample of manufactured housing contracts for purposes of determining expected prepayment behavior. Furthermore, no assurance can be given that the Contracts in the Contract Pool will have characteristics similar to the contracts in any sold pool to which the following table relates. For these reasons, and because of the unpredictable nature of the factors described under "Weighted Average Life of the Offered Certificates" herein, which may influence the amount of prepayments of manufactured housing contracts, no assurance can be given that the prepayment experience for the Contract Pool with an average age as of the Cut-off Date similar to the average ages (as of the first day of the month of sale) of the pools to which the table relates will exhibit prepayment behavior similar to the behavior summarized in such table for the periods covered by such table.

          In addition to the foregoing, prospective Certificateholders should consider that the table set forth below is limited in the periods which are covered thereby and thus cannot reflect the effects, if any, of aging on the prepayment behavior of manufactured housing contracts beyond the periods covered thereby.

          The table below sets forth with respect to certain pools of contracts
(a) the initial aggregate principal balance of the contracts in the pool (calculated as of the first day of the month of the sale), (b) the weighted average contract rate ("WAC") of the contracts in the pool as of the first day of the month of the sale of such pool, (c) the weighted average remaining term to maturity ("WAM") of the contracts in the pool as of the first day of the month of the sale of such pool, (d) the estimated average age of the pool as of the first day of the month of the sale of such pool, (e) the aggregate principal
balance of such pool as of [   ], (f) the WAC of the
contracts in the pool as of [ ] and (g) the percentage of the Prepayment Model (as described in "--Weighted Average Life of the Offered Certificates" below) for the life of each pool through [ ]. The prepayment performance of the contract pools described in the following table is not indicative of the prepayment performance of the Contracts in the Trust Fund, and no assurance can be given that the prepayment performance of the Contracts in the Trust Fund will correspond with the prepayment performance of any of the pools described below.

                   Aggregate                                          Estimated                              Percentage
 Month and          Original                                           Average      Aggregate                  of the
  Year of          Principal                     Original WAM        Age at Sale    Principal                Prepayment
    Sale            Balance       Original WAC     (months)            (months)      Balance       WAC(1)      Model(1)
 ----------        ----------     ------------   -------------       ------------   ------------   -------   ------------



(1)  As of [ ], 199[ ].]

WEIGHTED AVERAGE LIFE OF THE OFFERED CERTIFICATES


          The following information is given solely to illustrate the effect of prepayments of the Contracts on the weighted average life of the Offered Certificates under the stated assumptions and is not a prediction of the prepayment rate that might actually be experienced by the Contracts.

          Weighted average life refers to the average amount of time from the date of issuance of a security until each dollar of principal of such security is repaid to the investor. The weighted average life of an Offered Certificate, other than the Class A-IO Certificates, is determined by (i) multiplying the amount of each cash distribution in reduction of the Certificate Balance of such Certificate by the number of years from the date of issuance of such Certificate to the stated Distribution Date, (ii) adding the results, and (iii) dividing the sum by the Initial Certificate Balance of such Certificate. The weighted average life of the Offered Certificates, other than the Class A-IO Certificates, will be affected by the rate at which principal on the Contracts is paid. Principal payments on Contracts may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes repayments (other than from scheduled amortization) and liquidations due to default or other dispositions of Contracts). Prepayments on Contracts may be measured by a prepayment standard or model. The model used in this Prospectus Supplement ("Prepayment Model") is based on an assumed rate of prepayment each month of the then unpaid principal balance of a pool of new contracts. 100% of the Prepayment Model assumes prepayment rates of [ ]% per annum of the then unpaid principal balance of such Contracts in the first month of the life of the Contracts and an additional [ ]% per annum in each month thereafter (for example, [ ]% per annum in the third month) until the [ ]th month. Beginning in the [ ]th month and in each month thereafter during the life of the Contracts, 100% of the Prepayment Model assumes a constant prepayment rate of [ ]% per annum.

          As used in the following table, "0% of the Prepayment Model" assumes no prepayments on the Contracts; "100% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 100% of the Prepayment Model assumed prepayment rates; "150% of the

Prepayment Model" assumes the Contracts will prepay at rates equal to 150% of the Prepayment Model assumed prepayment rates; "170% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 170% of the Prepayment Model assumed prepayment rates; "200% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 200% of the Prepayment Model assumed prepayment rates; "250% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 250% of the Prepayment Model assumed prepayment rates; and "300% of the Prepayment Model" assumes the Contracts will prepay at rates equal to 300% of the Prepayment Model assumed prepayment rates.

          There is no assurance, however, that prepayments of the Contracts will conform to any level of the Prepayment Model, and no representation is made that the Contracts will prepay at the prepayment rates shown or any other prepayment rate. The rate of principal payments on pools of manufactured housing contracts is influenced by a variety of economic, geographic, social and other factors, including the level of interest rates and the rate at which manufactured homeowners sell their manufactured homes or default on their contracts. Other factors affecting prepayment of such contracts include changes in obligors' housing needs, job transfers, unemployment and obligors' net equity in the manufactured homes. In the case of mortgage loans secured by site-built homes, in general, if prevailing interest rates fall significantly below the interest rates on such mortgage loans, the mortgage loans are likely to be subject to higher prepayment rates than if prevailing interest rates remained at or above the rates borne by such mortgage loans. Conversely, if prevailing interest rates rise above the interest rates on such mortgage loans, the rate of prepayment would be expected to decrease. In the case of manufactured housing contracts, however, because the outstanding principal balances are, in general, smaller than mortgage loan balances and the original term to maturity of each such contract is generally shorter, the reduction or increase in the size of the monthly payments on contracts of the same maturity and principal balance arising from a change in the interest rate thereon is generally smaller. Consequently, changes in prevailing interest rates may not have a similar effect, or may have a similar effect, but to a smaller degree, on the prepayment rates on manufactured housing contracts.

          The percentages and weighted average lives in the following tables were determined using the following assumptions (the "Structuring Assumptions")
(i) scheduled interest and principal payments on the Contracts are received in a timely manner and prepayments are made at the indicated percentages of the Prepayment Model set forth in the tables, (ii) the Servicer does not exercise its right of optional termination described above but the Trust Fund is terminated pursuant to a Termination Auction as described in "Description of the Certificates -- Optional Termination and Termination Auction" herein, (iii) the Contracts, as of the Cut-off Date, will be grouped into [four] groups having the additional characteristics set forth in the table entitled "Assumed Contract Characteristics" below, (iv) the Class A-1 Certificates initially represent [ ]% of the entire ownership interest in the Trust Fund and have a Class A Pass-Through Rate of [ ]% per annum, the Class A-IO Certificates have a Pass-Through Rate of [ ]% per annum, the Class M Certificates initially represent [ ]% of the entire ownership interest in the Trust Fund and have a Class M Pass-Through Rate of [ ]% per annum and the Class B Certificates initially represent [ ]% of the entire ownership interest in the Trust Fund and have a Class B Pass-Through Rate of [ ]% per annum, (v) no interest shortfalls will arise in connection with prepayment in full of the Contracts, (vi) there will be no repurchases of any Contracts due to a breach in a representation or warranty with respect thereto, and (vii) a servicing fee of [ ]% per annum will be paid to the Servicer. The tables assume that there are no losses or delinquencies on the Contracts. No representation is made that losses or delinquencies on the Contracts will be experienced at the rate assumed in the preceding sentence or at any other rate.

                       Assumed Contract Characteristics

                                                                                              Remaining
                                        Current                           Original Term        Term to
                                       Principal                           to Maturity         Maturity
              Pool                      Balance       Contract Rate          (Months)          (Months)
              ----                     ----------     -------------       --------------      ----------
1..............................
2..............................
3..............................
4..............................
Total or weighted average......

          Since the tables were prepared on the basis of the Structuring Assumptions in the preceding paragraph, there are discrepancies between the characteristics of the actual Contracts and the characteristics of the Contracts assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the Initial Certificate Balance of each Class of Offered Certificates outstanding and weighted average lives of such Certificates set forth in the tables. In addition, since the actual Contracts and the Trust Fund have characteristics which differ from those assumed in preparing the tables set forth below, the distributions of principal on the Offered Certificates may be made earlier or later than as indicated in the tables.

          It is not likely that Contracts will prepay at any constant percentage of the Prepayment Model to maturity or that all Contracts will prepay at the same rate. In addition, the diverse remaining terms to maturity of the Contracts (which include recently originated Contracts) could produce slower distributions of principal than indicated in the tables at the various percentages of the Prepayment Model specified even if the weighted average remaining term to maturity of the Contracts is [ ] months.

          Investors are urged to make their investment decisions on a basis that includes their determination as to anticipated prepayment rates under a variety of the assumptions discussed herein.

          Based on the Structuring Assumptions, the following tables indicate the resulting weighted average lives of the Offered Certificates and sets forth the percentage of the Initial Class A Certificate Balance, the Initial Class M Certificate Balance and the Initial Class B Certificate Balance that would be outstanding after each of the dates shown at the indicated percentages of the Prepayment Model.

           Percent of the Initial Class A Certificate Balance at the
                Respective Percentages of the Prepayment Model

                                                               Prepayments (% of Prepayment Model)
                                                          ----------------------------------------------
Date                                                      0%     100%   150%   170%   200%   250%   300%
-------------------------------------------------------   ---    ---    ---    ---    ---    ---    ---
Initial Percentage.....................................   100    100    100    100    100    100    100
                                                          ---    ---    ---    ---    ---    ---    ---
[ ], 19[ ] (first distribution date)...................
[ ], 19[ ] (anniversary of first distribution date)....
[ ], 19[ ].............................................
[ ], 19[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
Weighted Average Life (years)..........................

           Percent of the Initial Class M Certificate Balance at the
                Respective Percentages of the Prepayment Model

                                                               Prepayments (% of Prepayment Model)
                                                          ----------------------------------------------
Date                                                      0%     100%   150%   170%   200%   250%   300%
-------------------------------------------------------   ---    ---    ---    ---    ---    ---    ---
Initial Percentage.....................................   100    100    100    100    100    100    100
                                                          ---    ---    ---    ---    ---    ---    ---
[ ], 19[ ] (first distribution date)...................
[ ], 19[ ] (anniversary of first distribution date)....
[ ], 19[ ].............................................
[ ], 19[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
Weighted Average Life (years)..........................

          Percent of the Initial Class B-1 Certificate Balance at the
                Respective Percentages of the Prepayment Model

                                                               Prepayments (% of Prepayment Model)
                                                          ----------------------------------------------
Date                                                      0%     100%   150%   170%   200%   250%   300%
-------------------------------------------------------   ---    ---    ---    ---    ---    ---    ---
Initial Percentage.....................................   100    100    100    100    100    100    100
                                                          ---    ---    ---    ---    ---    ---    ---
[ ], 19[ ] (first distribution date)...................
[ ], 19[ ] (anniversary of first distribution date)....
[ ], 19[ ].............................................
[ ], 19[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
[ ], 20[ ].............................................
Weighted Average Life (years)..........................

[SENSITIVITY OF THE CLASS A-IO CERTIFICATES]


          [The yield to maturity of the Class A-IO Certificates will be highly sensitive to the principal prepayment, repurchase and default experience of the Contracts. Investors should carefully consider the risk that a rapid rate of principal prepayments on the Contracts or repurchases of Contracts will have an adverse effect on the yield to investors in the Class A-IO Certificates and, under certain scenarios, could result in the failure of such investors to recover their initial investments. The yield to holders of the Class A-IO Certificates would also be adversely affected in the event that the Servicer exercises the right under the Pooling and Servicing Agreement to repurchase all remaining Contracts in the Trust Fund and thereby effect the early termination of the Certificates, or if there is a successful Termination Auction, as described in "Description of the Certificates -- Optional Termination and Termination Auction" herein.]

          [The following table (the "Yield Table") demonstrates the sensitivity of the pre-tax yields on the Class A-IO Certificates to various constant rates of prepayment by projecting the aggregate payments of interest on such Certificates and the corresponding pre-tax yields on a corporate bond equivalent ("CBE") basis, assuming distributions on the Contracts are made as set forth in the Pooling and Servicing Agreement. The Yield Table is also based on the assumption set forth above under "Description of the Certificates -- Weighted Average Life of the Offered Certificates."]

[PRE-TAX YIELDS ON THE CLASS A-IO CERTIFICATES]

                                    Percentage of Prepayment Assumption
                                 -----------------------------------------
Assumed Purchase Price              0%     50%    75%   100%   150%   200%
$[ ]                             [ ]%    [ ]%    [ ]%   [ ]%   [ ]%   [ ]%
$[ ]                             [ ]%    [ ]%    [ ]%   [ ]%   [ ]%   [ ]%
$[ ]                             [ ]%    [ ]%    [ ]%   [ ]%   [ ]%   [ ]%
$[ ]                             [ ]%    [ ]%    [ ]%   [ ]%   [ ]%   [ ]%

--------------------

          [The pre-tax yields set forth in the preceding table were calculated by determining the monthly discount rates which, when applied to the assumed streams of cash flows to be paid on the Class A-IO Certificates, would cause the discounted present value of such assumed stream of cash flows to the Closing Date to equal the assumed purchase prices (which include accrued interest), and converting such monthly rates to CBE rates. Such calculation does not take into account the interest rates at which funds received by holders of the Class A-IO Certificates may be reinvested and consequently does not purport to reflect the return on any investment in the Class A-IO Certificates when such reinvestment rates are considered.]

          [It is highly unlikely that the Contracts will prepay at the same rate until maturity or that all of the Contracts will prepay at the same rate or time. As a result of these factors, the pre-tax yield on the Class A-IO Certificates is likely to differ from those shown in such tables, even if all of the Contracts prepay at the indicated percentages of the prepayment assumption. No representation is made as to the actual rate of principal payments on the Contracts (or the Contract Rates thereon) for any period or over the life of the Class A-IO Certificates or as to the yield on the Class A-IO Certificates. Investors must make their own decisions as to the appropriate prepayment assumptions to be used in deciding whether to purchase the Class A-IO Certificates.]

                        DESCRIPTION OF THE CERTIFICATES

          The Certificates will be issued pursuant to the Pooling and Servicing Agreement (the "Agreement"). A form of the Pooling and Servicing Agreement will be made available to prospective investors upon request (made to the Servicer at the address specified in the Prospectus under "Incorporation of Certain Documents by Reference") and will be filed with the Securities and Exchange Commission after the initial issuance of the Certificates as exhibits to a Current Report on Form 8-K. Reference is made to the Prospectus for additional information regarding the terms and conditions of the Agreement. The following discussion supplements, and does not replace or supersede the discussion under "Description of the Certificates" in the Prospectus, unless the context otherwise provides.

          Set forth below are summaries of the specific terms and provisions pursuant to which the Certificates will be issued. The following summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the provisions of the Agreement. When particular provisions or terms used in the Agreement are referred to, the actual provisions (including definitions of terms) are incorporated by reference.

GENERAL

          [All the Offered Certificates initially will be issuable in one or more Global Certificates registered in the name of Cede as the nominee of DTC. Ownership in Offered Certificates represented by such Global Certificates will only be available in the form of book-entries on the records of DTC and participating members thereof. All references to "holders" or "Certificateholders," and to authorized denominations, when used with respect to the Offered Certificates issued as Global Certificates, shall reflect the rights of beneficial owners of the Offered Certificates ("Certificate Owners"), and limitations thereof, as they may be indirectly exercised through DTC and its participating members, except as otherwise specified herein. See "Description of the Certificates - Global Certificates" in the Prospectus. See the Prospectus under "Description of the Certificates - Global Certificates" for a description of the circumstances in which Definitive Certificates in the future may be issued. Any Offered Certificates issued as Definitive Certificates will be transferable and exchangeable at the corporate trust office of the Trustee at its Corporate Trust Department in [ ] or, if it so elects, at the office of an agent in [New York, New York]. No service charge will be made for any registration of exchange or transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge. ]

          The Offered Certificates will be issued in fully registered form only, in denominations equal to [$1,000] or any integral multiple of [one dollar] in excess thereof. The "Percentage Interest" of a Certificate of a Class (other than a [Class A-IO or ]Class R Certificate) is the percentage obtained from dividing the original denomination of such Certificate by the Initial Certificate Balance of the Certificates of that Class.

          The Trust Fund includes (i) the Contract Pool, including certain rights to receive payments on the Contracts on and after the Cut-off Date, (ii) the amounts held from time to time in the "Certificate Account" (as described below under " -- Payment on Contracts; Certificate

Account") maintained by the Trustee pursuant to the Agreement, (iii) any property which initially secured a Contract and which is acquired in the process of realizing thereon, (iv) the obligations of the Seller, under certain conditions, to repurchase Contracts sold by it with respect to which certain representations and warranties have been breached and not cured and (v) the proceeds of all insurance policies described herein.

          The Seller will convey the Contracts to the Trustee. See "The Contract Pool" herein and " -- Conveyance of Contracts" below. The Servicer will service the Contracts pursuant to the Agreement. The Contract documents will be held for the benefit of the Trustee by the Servicer.

          Distributions of principal, interest or both to the holders of the Certificates will be made on the 10th day of each month, or, if such day is not a business day, the next succeeding business day (each, a "Distribution Date") beginning in [ ], 199[ ], to the persons in whose names the Certificates are registered at the close of business on the last business day preceding each Distribution Date (the "Record Date").

PASS-THROUGH RATES

          The Pass-Through Rates for the Class [ ] and Class [ ] Certificates will be [ ] and [ ] respectively.

          [The Pass-Through Rate for each of the Certificates of Class [ ] on any Distribution Date will be adjusted so as not to exceed the weighted average of the Net Contract Rates of the Contracts in the Contract Pool at the beginning of the month preceding the month of such Distribution Date. The "Net Contract Rate" of a Contract equals the rate of interest borne by such Contract minus the Annual Servicing Rate. The "Annual Servicing Rate" is equal to [ ]%. The weighted average Net Contract Rate of the Contract Pool as of the Cut-off Date was approximately [ ]%.]

          [The Class [ ] Pass-Through Rate on each Distribution Date will be [ ]% per annum, subject to a maximum rate equal to the weighted average of the Net Contract Rates on the Contracts in the Contract Pool, computed on the basis of a 360-day year of twelve 30-day months. In all but the most unusual prepayment scenarios, it is anticipated that the Class [ ] Pass-Through Rate will remain at the initial rate of [ ]%. However, disproportionate prepayments of Contracts with higher Net Contract Rates will lower the weighted average Net Contract Rate on the outstanding Contracts remaining in the Contract Pool. If a larger principal amount of Contracts having Contract Rates equal to or higher than [ ]% were to prepay while a proportionate principal amount of the Contracts having Contract Rates lower than [ ]% did not prepay, to such a great extent that the weighted average Net Contract Rate fell below the initial Class [ ] Pass-Through Rate of [ ]%, then the Class [ ] Pass-Through Rate would automatically be reduced to a level equal to the weighted average of the Net Contract Rates on the Contracts remaining in the Contract Pool. Of the initial Contracts, [ ]% by aggregate principal balance as of the Cut-off Date had Contract Rates equal to or higher than [ ]%.]

CONVEYANCE OF CONTRACTS

          On the date of initial issuance of the Certificates, the Seller will convey to the Trustee, without recourse, all its right, title and interest in and to the Contracts, and all rights under the standard hazard insurance policies on the related Manufactured Homes. The conveyance of the Contracts to the Trustee will include a conveyance of all rights to receive Scheduled Payments thereon that were due on or after the Cut-off Date, even if received prior to the Cut-off Date, as well as all rights to any payments received on or after the Cut-off Date (other than late receipts of Scheduled Payments that were due prior to the Cut-off Date). The Contracts will be described on a schedule attached to the Agreement (the "Contract Schedule"). The Contract Schedule will include the principal balance of each Contract as of the Cut-off Date, the amount of each Scheduled Payment due on each Contract as of the Cut-off Date, the Contract Rate on each Contract (determined as of the Cut-off Date) and the maturity date of each Contract. Prior to the conveyance of the Contracts to the Trustee, the operations department of the GreenPoint will be required to complete a review of all of the originals of the Contracts, the certificates of title to, or other evidence of a perfected security interest in, the Manufactured Homes, any related mortgages and any assignments or modifications of the foregoing (collectively, the "Contract Files") confirming the accuracy of the Contract Schedule delivered to the Trustee. Any Contract discovered not to agree with such schedule in a manner that is materially adverse to the interests of the Certificateholders will be repurchased by the Seller, or replaced with another Contract, except that if the discrepancy relates to the principal balance of a Contract (determined as described above), the Seller may, under certain conditions, deposit cash in the Certificate Account in an amount sufficient to offset such discrepancy. The Trustee will not review the Contract Files.

          The Servicer will hold, as custodian and agent on behalf of the Trustee, the original Contracts and copies of documents and instruments relating to each Contract and the security interest in the Manufactured Home, and real property, if any, relating to each Contract. See "Risk Factors -- Security Interests in the Manufactured Homes; Transfer of Contracts and Security Interests" and "Certain Legal Aspects of the Contracts -- Security Interests in Manufactured Homes" and "Land Home and Land-in-Lieu Contracts" in the Prospectus for discussion of the consequences of the Servicer maintaining possession of the original Contracts and the security interest in the related Manufactured Homes and real property securing such Contracts, if any. In order to give notice of the Trustee's right, title and interest in and to the Contracts, a UCC-1 financing statement identifying the Trustee as the secured party and identifying all the Contracts as collateral will be filed in the appropriate office in the appropriate states. The Contracts will be stamped or otherwise marked to reflect their assignment to the Trustee. To the extent that the Contracts do not constitute "chattel paper" within the meaning of the UCC as in effect in the applicable jurisdictions or to the extent that the Contracts do constitute chattel paper and a subsequent purchaser is able to take physical possession of the Contracts without notice of such assignment, the Trustee's interest in the Contracts could be defeated. See "Certain Legal Aspects of the Contracts" in the Prospectus.

          The Seller will make certain representations and warranties to the Trustee with respect to each Contract sold by it, as of the Closing Date (unless expressly stated otherwise), including the following: (a) as of the Cut-off Date, no Contract is more than 59 days delinquent; (b) no provision of such Contract has been waived, altered or modified in any respect, except by instruments or documents identified in the related Contract File; (c) such Contract is a legal, valid and binding obligation of the Obligor and is enforceable in accordance with its terms (except as may be limited by laws affecting creditors' rights generally or by general equity principles); (d) such Contract is not subject to any right of rescission, set-off, counterclaim or defense; (e) such Contract is covered by hazard insurance described under "Description of the Certificates -- Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer -- Hazard Insurance Policies" in the Prospectus; (f) such Contract was either (i) originated by a manufactured housing dealer acting, to the knowledge of the Seller, in the regular course of its business and purchased on an individual basis by the Seller in the ordinary course of its business, [or] (ii) originated by the Seller in the ordinary course of its business [or (iii) purchased by the Seller as part of bulk purchases of manufactured housing contracts in connection with the Acquisition, from other private lenders or finance companies, or from governmental agencies or instrumentalities or from other entities]; (g) such Contract was neither originated in nor is subject to the laws of any jurisdiction whose laws would make the transfer of the Contract or an interest therein to the Trustee pursuant to the Agreement or pursuant to the Certificates unlawful; (h) such Contract complies with all requirements of law; (i) such Contract has not been satisfied or subordinated in whole or in part or rescinded and the Manufactured Home securing such Contract has not been released from the lien of such Contract; (j) such Contract creates a valid and enforceable first-priority security interest in favor of GreenPoint in the Manufactured Home and real property securing such Contract, if any; (k) such security interest has been assigned to the Trustee, and, after such assignment, the Trustee has a valid and perfected first-priority security interest in the Manufactured Home and real property securing such Contract, if any; (l) such Contract has not been sold, assigned or pledged to any other person, and prior to the transfer of the Contracts to the Trustee, the Seller had good and marketable title to such Contract sold by it, free and clear of any encumbrance, equity, loan, pledge, charge, claim or security interest, and it was the sole owner thereof and had full right to transfer such Contract to the Trustee; (m) as of the Cut-off Date, there was no default, breach, violation or event permitting acceleration under such Contract and no event which, with notice and the expiration of any grace or cure period, would constitute such a default, breach, violation or event permitting acceleration (except payment delinquencies permitted by clause (a) above), the Seller has not waived any of the foregoing; (n) as of the Closing Date (as defined below), there were, to the knowledge of the Seller no liens or claims which have been filed for work, labor or materials affecting a Manufactured Home or real property securing such Contract, which are or may be liens prior to or equal with or subordinate to the lien of such Contract; (o) such Contract is a fully-amortizing loan with a [fixed] Contract Rate and provides for level payments over the term of such Contract; (p) such Contract contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security; (q) the information contained in the Contract Schedule with respect to such Contract is true and correct; (r) there is only one original of such Contract; (s) such Contract did not have a loan-to-value ratio at origination greater than 100%; (t) the related Manufactured Home is not considered or classified as part of the real estate on which it is located under the laws of the jurisdiction in which it is located unless it is subject to a Land-in-Lieu or Land Home Contract and as of the Closing Date such Manufactured Home is, to the knowledge of the Seller free of damage and in good repair; (u) such Contract is a "qualified mortgage" under Section 860G(a)(3) of the Code; (v) the related Manufactured Home is a "manufactured home" within the meaning of Section 5402(6) of Title 42 of the United States

Code and, as to each Contract sold by the Seller to the Trust Fund, the Seller is an approved mortgagee as of the time of such Contract's origination as required under Section 3(a)(41)(A)(ii) of the Exchange Act; (w) such Contract is secured by a "single family residence" within the meaning of Section 25(e)(10) of the Code; (x) such Contract has been stamped to indicate its assignment to the Trustee within 60 days of the Closing Date and (y) the Contract with the lowest Contract Rate has a Contract Rate of [ ]% and the Contract with the highest Contract Rate has a Contract Rate of [ ]%. Under the terms of the Agreement, and subject to the relevant Seller's option to effect a substitution with respect to Contracts sold by it as described in the last paragraph under this subheading, the Seller will be obligated to repurchase, at the price described below, any Contract sold by it within 90 days after the Seller becomes aware, or after the Seller's receipt of written notice from the Trustee or the Servicer, of a breach of any representation or warranty of the Seller in the Agreement that materially and adversely affects the Trust Fund's interest in any Contract it sold thereto unless such breach has been cured.

          Notwithstanding the foregoing, the Seller will not be required to repurchase or substitute any Contract relating to a Manufactured Home and real property securing such Contract, if any, located in any jurisdiction on account of a breach of the representation and warranty described in clause (k) above solely on the basis of the failure by the Seller to cause a notation to be made on any document of title relating to any such Manufactured Home or to execute any transfer instrument relating to any such Manufactured Home or real property, if any (other than a notation or transfer instrument necessary to show the Seller as lienholder or legal title holder) unless (i) a court of competent jurisdiction has adjudged that, because of such failure, the Trustee does not have a perfected first-priority security interest in such related Manufactured Home or (ii)(A) the Servicer has received written advice of counsel to the effect that a court of competent jurisdiction has held that, solely because of a substantially similar failure on the part of a pledgor or assignor of manufactured housing contracts (who has perfected the assignment or pledge of such contracts), a perfected first-priority security interest was not created in favor of the pledgee or assignee in a related manufactured home which is located in such jurisdiction and which is subject to the same laws regarding the perfection of security interests therein applicable to the Manufactured Homes located in such jurisdiction and (B) the Servicer shall not have completed all appropriate remedial action with respect to such Manufactured Home within 180 days after receipt of such written advice. Any such advice will be from counsel selected by the Servicer on a non-discriminatory basis from among the counsel used by the Servicer in its general business in the jurisdiction in question. The Servicer will have no ongoing obligation to seek advice with respect to the matters described in clause (ii) above. However, the Servicer is required to seek advice with respect to such matters whenever information comes to the attention of its counsel which causes such counsel to determine that a holding of the type described in clause (ii)(A) might exist. If any counsel selected by the Servicer informs the Servicer that no holding of the type described in clause (ii)(A) exists, such advice will be conclusive and binding on the parties to the Agreement pursuant to which a Trustee has an interest in any Contracts in the applicable jurisdiction as of the applicable date. If any holding described above which would give rise to a repurchase obligation on the part of the Seller were to result from proceedings brought by a receiver or conservator of the Seller, it is likely that such receiver or conservator would also reject the resulting repurchase obligation.

          The repurchase obligation described above generally constitutes the sole remedy available to the Trustee and the Certificateholders for a breach of a representation or warranty under the Agreement with respect to the Contracts. The repurchase price for any Contract will be equal to the remaining principal balance of such Contract as of the beginning of the month of repurchase, plus accrued and unpaid interest from the Due Date with respect to which the Obligor last made a payment to the Due Date occurring in the Collection Period during which such Contract is repurchased.

          In lieu of repurchasing a Contract as specified above, during the two-year period following the date of the initial issuance of the Certificates (the "Closing Date"), the Seller may, at its option, substitute an Eligible Substitute Contract (as defined below) for the Contract that it is otherwise obligated to repurchase (referred to herein as the "Replaced Contract"). An "Eligible Substitute Contract" is a Contract that satisfies, as of the date of its substitution, the representations and warranties specified in the Agreement, has a Scheduled Principal Balance that is not greater than the Scheduled Principal Balance of the Replaced Contract as of the beginning of the month in which such substitution takes place, has a Contract Rate that is at least equal to the Contract Rate of the Replaced Contract, has a remaining term to scheduled maturity that is not greater than the remaining term to scheduled maturity of the Replaced Contract and has not been delinquent for more than 31 days as to any Scheduled Payment due in the twelve months prior to its substitution. The Seller will be required to deposit in the Certificate Account cash in the amount, if any, by which the Scheduled Principal Balance of the Replaced Contract as of the beginning of the month in which substitution takes place exceeds the Scheduled Principal Balance of the Contract it sold being substituted as of the beginning of the month.

[CONVEYANCE OF [SUBSEQUENT CONTRACTS AND] [PRE-FUNDING ACCOUNT]

          [An account (the "Pre-Funding Account") will be established by the Trustee and funded by GreenPoint on the Closing Date to provide the Trust with sufficient funds to purchase Subsequent Contracts. The amount deposited in the Pre-Funding Account (as reduced from time-to-time, the "Pre-Funded Amount") will initially equal the difference between [$ ] and the aggregate principal balance as of the Cut-off Date of the Initial Contracts and Additional Contracts. The Pre-Funding Account will be used to purchase Subsequent Contracts during the period from the Closing Date until the earliest of (i) the date on which the
amount on deposit in the Pre-Funding Account is less than [$   ], (ii) [$  ] or
(iii) the date on which an Event of Termination occurs under the Agreement (the "Pre-Funding Period"). The Pre-Funded Amount will be reduced during the Pre-Funding Period by the amount used to purchase Subsequent Contracts in accordance with the Agreement. [The Pre-Funding Account will be part of the Trust but not part of the REMIC.] Any reimbursement income earned on amount on deposit in the Pre-Funding Account will be taxable to GreenPoint.]

          [Under the Agreement, following the initial issuance of the Certificates, the Trust will be obligated to purchase Subsequent Contracts from GreenPoint during the Pre-Funding Period, subject to the availability thereof. Each Subsequent Contract will have been underwritten in accordance with the Company's standard underwriting criteria. Subsequent Contracts will be transferred to the Trust pursuant to subsequent transfer instruments between GreenPoint and the Trust. In connection with the purchase of Subsequent Contracts on such dates of transfer (the "Subsequent Transfer Dates"), the Trust will be required to pay to GreenPoint from amounts on deposit in the Pre-Funding Account a cash purchase price of 100% of the principal balance thereof. GreenPoint will designate the Subsequent Transfer Date as the Cut-off Date with respect to the related Subsequent Transfer Date will not include accrued interest on the related Subsequent Contracts in the Trust will increase by an amount equal to the aggregate principal balance of the Contracts so purchased and the amount in the Pre-Funding Account will decrease accordingly. Any Pre-Funded Amount remaining after the purchase of Subsequent Contracts will be applied on the first Payment Date on or after the last day of the Pre-Funding Period to prepay principal on the [Class A-1 Certificates].

          Any conveyance of Subsequent Contracts on a Subsequent Transfer Date is subject to certain conditions including, but not limited to: (a) each Subsequent Contract must satisfy the representations and warranties specified in the related subsequent transfer instrument and the Agreement; (b) GreenPoint will not select Subsequent Contracts in a manner that it believes is adverse to the interests of the Certificateholders; [(c) as of its respective Cut-off Date, each Subsequent Contract must satisfy the following criteria: (i) no Subsequent Contract may be more than [ ] days contractually delinquent; (ii) the remaining stated term to maturity of each Subsequent Contract may not exceed [ ] months;
(iii) each Subsequent Contract must be underwritten in accordance with GreenPoint's standard underwriting criteria; and (iv) no Subsequent Contract may have a loan-to-value ratio greater than 100%; (d) the Contract Pool following the addition of the Subsequent Contracts must satisfy the following criteria:
(i) the weighted average Contract Rate must not be less than [ ]%; (ii) the weighted average loan-to-value ratio must not be greater than [ ]%; (iii) not less than [ ]% of the Cut-off Date Pool Principal Balance must be attributable to loans to purchase new Manufactured Homes; and (v) at least [ ]% of the Cut-off Date Pool Principal Balance must consist of Land-and Home Contracts; (e) as a result of the purchase of the Subsequent Contracts, the Class A Certificates will not receive from [Rating Agencies] a lower credit rating than the rating assigned at the initial issuance of such Class A Certificates; and (f) an independent accountant will provide a letter stating whether or not the characteristics of the Subsequent Contracts conform to the Characteristics described herein].]

PAYMENTS ON THE CONTRACTS; CERTIFICATE ACCOUNT

          The Trustee will initially establish and maintain an account (the "Certificate Account") at a depository institution organized under the laws of the United States or any state, the deposits of which are insured to the full extent permitted by law by the Federal Deposit Insurance Corporation (the "FDIC") whose commercial paper, long-term deposits or long-term unsecured senior debt has a rating of [ ] by [ ][and [ ] by [ ] (if rated by [ ])] in the case of commercial paper or in one of the two highest rating categories by [ ] [and] [ ] (if rated by [ ])] in the case of long-term deposits or long-term unsecured senior debt, and which is subject to examination by federal or state authorities or a depository institution otherwise acceptable to [ ] and [ ] (an "Eligible Institution"). The funds in the Certificate Account are required to be invested by the Trustee in common trust funds, collective investment trusts or Eligible Investments that will mature not later than the business day preceding the applicable Distribution Date. "Eligible Investments" include, among other investments, obligations of the United States or of any agency thereof backed by the full faith and credit of the United States; certificates of deposit, time deposits and bankers' acceptances sold by eligible financial institutions; commercial paper rated [ ] by [ ] [and [ ] by [ ] (if rated by [ ])]; money market funds acceptable to [ ] [and [ ]] (as evidenced by a letter from [ ] [and [ ]] to such effect); and other obligations acceptable to [ ] [and [ ]].

          All payments in respect of principal and interest on the Contracts received [during any Collection Period] by the Servicer (exclusive of Scheduled Payments due prior to the Cut-off Date), including Liquidation Proceeds (net of Liquidation Expenses, as defined below), are required to be paid into the Certificate Account not later than the second business day following receipt thereof. [Notwithstanding the foregoing, for as long as GreenPoint remains the Servicer under the Pooling and Servicing Agreement and GreenPoint maintains a short-term rating of at least [ ] from [the rating agency], which is currently the case, the Servicer need not deposit collections into the Certificate Account within two business days of receipt but may use for its own benefit all such collections until the related Distribution Date without an obligation to pay interest or any other investment return thereon, it being understood that any benefit to the Servicer from this arrangement shall be additional servicing compensation. While such rating is maintained, on or prior to each Distribution Date, the Servicer will deposit in the Certificate Account amounts which are to be included in the funds available for the related Distribution Date. [Amounts deposited in the Certificate Account may be invested in Permitted Investments (as described in the Pooling and Servicing Agreement) maturing no later than the related Distribution Date.]]

          [At any time that the short-term rating of the Servicer does not satisfy the rating requirements specified above, the Servicer may continue to hold collections prior to distribution as described above so long as it causes to be maintained an irrevocable letter of credit or surety bond or other credit enhancement instrument in form and substance satisfactory to the rating agency, issued by a depository institution or insurance company having a rating on its short-term obligations of at least [ ] and long-term obligations of at least [ ] by [the rating agency] or other ratings if approved by [the rating agency] and providing that the Trustee may draw thereon in the event that the Servicer, fails to make any deposit or payment required under the Pooling and Servicing Agreement.]

          Amounts received as late payment fees, extension fees, assumption fees or similar fees may be retained by the Servicer as part of its servicing fees. See " Servicing Compensation; Certain Other Matters Regarding the Servicer" below. In addition, the amount paid by the Seller for any Contract repurchased by it as a result of a breach of a representation or warranty under the Agreement, and amounts required to be deposited upon substitution of an Eligible Substitute Contract because of a breach of a representation or warranty (which amounts will be treated as partial principal prepayments), as described under " Conveyance of Contracts" above, are required to be paid into the Certificate Account.

          On the third business day prior to each Distribution Date (the "Determination Date"), the Servicer will determine the Available Distribution Amount and the amounts to be distributed on the Certificates on such Distribution Date. The "Available Distribution Amount" for any Distribution Date is the sum of (a) the Monthly Advance for such Distribution Date (as defined below under " Advances") and (b) the amount in the Certificate Account on the close of business on the last day of the immediately preceding Collection Period, less the sum of (i) any repossession profits (of which there are expected to be a de minimis amount) on defaulted Contracts, (ii) payments on Contracts that have been repurchased as a result of a breach of a representation or warranty that are received during or after the month of repurchase, (iii) Excess Contract Payments (as defined below) and any other payments not required to be distributed to Certificateholders on the related Distribution Date, (iv) reimbursements to the Servicer in the amount of expenses incurred in connection with the liquidation of a Contract ("Liquidation Expenses") and certain taxes and insurance premiums advanced by the Servicer in respect of Manufactured Homes (as described below under " Advances"), (v) reimbursements to the Servicer for Nonrecoverable Advances in respect of Contracts and Monthly Advances to the extent permitted by the Agreement (as described below under " Advances") and (vi) [if GreenPoint is not acting as Servicer,] the Monthly Servicing Fee (as hereinafter defined).

          An "Excess Contract Payment" is a payment received on a Contract that is in excess of the Scheduled Payment (or, generally, an integral multiple thereof) on such Contract, is not a partial principal prepayment or prepayment in full and is not part of any Liquidation Proceeds. Excess Contract Payments will be held by the Trustee in the Certificate Account and may be applied as described under " Advances" below.

          The Trustee or its paying agent will withdraw funds from the Certificate Account on each Distribution Date (but only to the extent of the related Available Distribution Amount) to make payments to Certificateholders as specified under " Distributions" below. From time to time, as provided in the Agreement, the Servicer will also withdraw funds from the Certificate Account to make payments to it the Seller as permitted by the Agreement and described in subclauses (i), (ii), (iv), (v) and (vi) of clause (b) in the second preceding paragraph.

DISTRIBUTIONS

          Distributions to the holders of the Series 199[ ]-[ ] Regular Certificates will be applied first to the holders of the Senior Certificates, second to the holders of the Class M Certificates and then to the holders of the Class B Certificates. The Available Distribution Amount for each Distribution Date will be applied in the amounts and the order of priority set forth below. Distributions of principal and interest to holders of each Class of Certificates[, other than the Class A-IO Certificates,] will be made on each Distribution Date in an amount equal to their respective Percentage Interests multiplied by the aggregate amount distributed to such Class of Certificates on such Distribution Date. [Interest will be calculated on the Class A-IO Certificates on the basis of a "Notional Principal Amount" [equal to the Pool Scheduled Principal Balance]. Reference to the Notional Principal Amount of the Class A-IO Certificates is solely for convenience in certain calculations and does not represent the right to receive any distribution allocable to principal.] Interest on each Class of the Series 199[ ]-[ ] Regular Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

          Each distribution with respect to book-entry certificates will be paid to DTC, which will credit the amount of such distribution to the accounts of its participants in accordance with its normal procedures. Each participant will be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm will be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to book-entry certificates are to be made by DTC and its participants in accordance with DTC's rules. See "Description of the Certificates Global Certificates" below.

          Priorities. On each Distribution Date, the Available Distribution Amount will be distributed in the following amounts and in the following order of priority:

              to the Class A Certificateholders, the Class A Interest Distribution Amount, payment to be distributed among the Class A-1 and Class A-IO Certificates pro rata, based on entitlement;

          to the Class A-1 Certificateholders, the Formula Principal Distribution Amount until the Class A Certificate Balance is reduced to zero [and on the [ ] Payment Date any amounts remaining in the Pre-Funded Account].

              to the Class M Certificateholders, the Class M Interest Distribution Amount;

              to the Class M Certificateholders, any remaining Formula Principal Distribution Amount after distribution under clause (ii) above until the Class M Certificate Balance is reduced to zero;

              to the Class B-1 Certificateholders, the Class B-1 Interest Distribution Amount;

              to the Class B-1 Certificateholders, any remaining Formula Principal Distribution Amount until the Class B-1 Certificate Balance is reduced to zero;

              to the Class B-2 Certificateholders, the Class B-2 Interest Distribution Amount;

              to the Class B-2 Certificateholders, any remaining Formula Principal Distribution Amount until the Class B-2 Certificate Balance is reduced to zero;

              to GFC an for any Enhancement Payments made under the Limited Guarantee and not previously reimbursed; and.

          to the Class R Certificateholders, any remaining Available Distribution Amount.

          [The Class A-IO Certificates are interest-only and are not entitled to receive distributions of principal, but the Notional Principal Amount decreases as the Certificate Balance of all Senior Certificates is reduced.]

          Definitions. As to any Distribution Date, the "Class A Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class A Pass-Through Rate on the Class A Certificate Balance or Notional Principal Amount, as the case any be, and (ii) any previously undistributed shortfalls in interest due to the Class A Certificateholders in respect of prior Distribution Dates; the "Class M Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class M Pass-Through Rate on the Class M Certificate Balance and

(ii) any previously undistributed shortfalls in interest due to the Class M Certificateholders in respect of prior Distribution Dates; the "Class B-1 Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class B-1 Pass-Through Rate on the Class B-1 Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class B Certificateholders in respect of prior Distribution Dates; and the "Class B-2 Interest Distribution Amount" is equal to the sum of (i) one month's interest at the Class B-2 Pass-Through Rate on the Class B-2 Certificate Balance and (ii) any previously undistributed shortfalls in interest due to the Class B Certificateholders in respect of prior Distribution Dates. Any shortfall in interest due to Certificateholders will, to the extent legally permissible, bear interest at the related Class A-1, Class A-IO, Class M, Class B-1 Pass-Through Rate and Class B-2 Pass-Through.

          The "Formula Principal Distribution Amount" in respect of a Distribution Date equals the sum of (a) the Total Regular Principal Amount for such Distribution Date and (b) any previously undistributed shortfalls in the distribution of the Total Regular Principal Amount in respect of prior Distribution Dates.

          The "Total Regular Principal Amount" on each Distribution Date is the sum of (i) the Scheduled Principal Reduction Amount (defined below) for such Distribution Date, (ii) the Scheduled Principal Balance (defined below) of each Contract which, during the related Collection Period, was purchased by the Seller on account of certain breaches of representations and warranties made by it in the Agreement, (iii) all partial prepayments received during such related Collection Period, (iv) the Scheduled Principal Balance of each Contract that was prepaid in full during such related Collection Period and (v) the Scheduled Principal Balance of each Contract that became a Liquidated Contract (defined below) during such related Collection Period.

          The "Scheduled Principal Balance" of a Contract for any Distribution Date is its principal balance as of the Due Date in the Collection Period immediately preceding such Distribution Date, after giving effect to all previous partial prepayments, all previous scheduled principal payments (whether or not paid) and the scheduled principal payment due on such Due Date, but without giving effect to any adjustment due to bankruptcy or similar proceedings. The "Scheduled Principal Reduction Amount" for any Distribution Date is an approximate calculation (performed on an aggregate basis rather than on a Contract-by-Contract basis) of the scheduled payments of principal due during the related Collection Period. Both of these terms are more fully described herein under "Distributions" above.

          The "Pool Scheduled Principal Balance" for any Distribution Date is equal to the Cut-off Date Pool Principal Balance less the aggregate of the Total Regular Principal Amounts for all prior Distribution Dates.

          In general, a "Liquidated Contract" is a defaulted Contract as to which all amounts that the Servicer expects to recover relating to such Contract ("Liquidation Proceeds") have been received. A Liquidated Contract includes any defaulted Contract in respect of which the related Manufactured Home has been realized upon and disposed of and the proceeds of such disposition have been received.

          The "Certificate Balance" for any Class as of any Distribution Date is the Initial Certificate Balance of that Class less all amounts previously distributed to Certificateholders of that Class on account of principal. In no event shall the aggregate distributions of principal to the holders of the Senior and Subordinate Certificates exceed the Initial Senior Certificate Balance and the Initial Subordinate Certificate Balance, respectively.

[RESERVE ACCOUNT]

          [On the Closing Date, the Trustee shall establish an account (the "Reserve Account") for the benefit of the Certificateholders. The Reserve
Account shall have an initial balance of [$   ] [zero] on the Closing Date.
Commencing on the Distribution Date which is the earlier of (a) the Distribution Date in [ ] and (b) the first Distribution Date on which the percentage equivalent of a fraction, the numerator of which is the Pool Scheduled Principal Balance (after giving effect to distribution with respect to principal) for such Distribution Date and the denominator of which is the Cut-off Date Pool Principal Balance, is less than or equal to [ ]%, the Trustee shall make a deposit into the Reserve Account up to the Reserve Account Cap. On each Distribution Date, the Trustee will withdraw from the Reserve Account an amount (the "Reserve Account Draw Amount") equal to the lesser of (a) the amount then on deposit in the Reserve Account and (b) the amount by which the aggregate of amounts due to Certificateholders in clauses (i) through (vi) under "Distributions" above exceeds the Available Distribution Amount on such Distribution Date and distribute such amount, together with the Available Distribution Amount.]

          [Funds in the Reserve Account will be invested in Eligible Investments as directed by the Trustee, and the net investment earnings, if any, will be paid to the Class R Certificateholders. "Eligible Investments" means one or more common trust funds, collective investment trusts or money market funds acceptable to [the rating agency] (as evidenced by a letter from [the rating agency] to such effect or, if no such trusts or funds are acceptable to [the rating agency] any other obligations acceptable to [the rating agency].]

          On any Distribution Date, any funds on deposit in the Reserve Account in excess of the Reserve Account Cap (after giving effect to any Reserve Account Draw Amount paid to the Certificateholders on such date) will be withdrawn from the Reserve Account and paid to the Class R Certificateholders.]

          [Amounts paid to the Class R Certificateholders pursuant to the two immediately preceding paragraphs will not be available to offset shortfalls in distributions to holders of other Classes of Certificates.] [The Reserve Account is intended to enhance the likelihood of regular receipt by the holders of the Series 199[ ]-[ ] Regular Certificates of the full amount of the distributions due them and to afford such holders protection against losses on Liquidated Contracts, but no assurance can be given that the Reserve Account will be sufficient for such purpose.]

          [The "Reserve Account Cap" shall be (i) as to any Distribution Date (after giving effect to distributions due thereon) after the Closing Date and until none of the Offered Certificates remain outstanding, $[ ] (which is [ ]% of the Cut-off Date Pool Principal Balance) and (ii) as to any Distribution Date (after giving effect to distributions due thereon) after none of the Offered Certificates remain outstanding, the lesser of the then outstanding Class B-[ ] Certificate Balance and $[ ] (which is [ ]% of the Cut-off Date Pool Principal Balance).]

SUBORDINATION

          The rights of the holders of the Subordinate Certificates to receive distributions of available amounts in the Trust Fund will be subordinate, to the extent described herein, to such rights of the holders of the Senior Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Senior Certificates of the full amount of interest and principal distributable thereon and to afford such holders protection against losses on Liquidated Contracts.

          Similarly, the rights of the holders of the Class B Certificates to receive distributions due them from available amounts in the Trust Fund will be subordinated, to the extent described herein, to such rights of the holders of the Class M Certificates. Subject to the subordination of the Subordinate Certificates to the Senior Certificates, this subordination of the Class B Certificates to the Class M Certificates is intended to enhance the likelihood of regular receipt by the holders of the Class M Certificates of the full amount of the distributions due them and to afford such holders protection against losses on Liquidated Contracts.

          The protection afforded to the holders of Senior Certificates by means of the subordination of the Subordinate Certificates and to the Class M Certificateholders by the subordination of the Class B Certificates (in each case, to the extent described herein) will be accomplished by the application of the Available Distribution Amount in the order specified under "Distributions" above. Accordingly, in the event that the Available Distribution Amount on any Distribution Date is not sufficient to permit the distribution of the amount of interest and the specified portion of the Formula Principal Distribution Amount due to the holders of any Class of Certificates, the subordination is intended to protect such Certificateholders by the right of such Certificateholders to receive distributions of the Available Distribution Amount in respect of interest and the Formula Principal Distribution Amount that would otherwise have been distributable to the Certificateholders of any Class subordinate in priority of distribution to such Class, until any shortfall in distributions to the holders of the related senior Class or Classes of Certificates in respect thereof has been satisfied, to the extent described herein.

LOSSES ON LIQUIDATED CONTRACTS

          As described above, the Total Regular Principal Amount distributable to the holders of the Series 199[ ]-[ ] Regular Certificates on each Distribution Date includes the Scheduled Principal Balance of each Contract that became a Liquidated Contract during the immediately preceding Collection Period. The Liquidation Proceeds, net of (i) certain expenses incurred to liquidate such Liquidated Contract, (ii) all accrued and unpaid interest thereon and (iii) all Monthly Advances required to be made in respect of such Liquidated Contract (the "Net Liquidation Proceeds"), may be less than the Scheduled Principal Balance of such Liquidated Contract. Under such circumstances, the loss on the Liquidated Contract during a Collection Period, in the amount of the deficiency between the Net Liquidation Proceeds and the Scheduled Principal Balance of such Liquidated Contract, may be covered to the extent of the amount (the

"Excess Interest"), if any, by which the interest collected on nondefaulted Contracts during the same Collection Period exceeds interest distributions due to holders of the Series 199[ ]-[ ] Regular Certificates and the Monthly Servicing Fee.

          The effect of any losses on Liquidated Contracts during a Collection Period in excess of the aggregate of Excess Interest generally will be to cause shortfalls, losses or both with respect to the Certificates, which shortfalls or losses will be borne by the Class B Certificateholders, the Class M Certificateholders and the Class A Certificateholders, in that order.

EXAMPLE OF DISTRIBUTIONS

          The following chart sets forth an example of the flow of funds on the Certificates for the Distribution Date occurring in [August 1998]:

[June 30]                                                      (A)  Cut-off Date.
[July 1-31].................................................   (B)  Servicer receives scheduled payments on the
                                                                    Contracts and any principal prepayments made by
                                                                    Obligors and applicable interest thereon.
[August 8]..................................................   (C)  Record Date.
[August 6]..................................................   (D)  Determination Date.
[August 11].................................................   (E)  (Distribution Date is the 10th day of each
                                                                    month or, if the 10th day is not a business day,
                                                                    the next business day.)
Succeeding months follow the pattern of (B) through (E).....

(A) The Cut-off Date Pool Principal Balance on [June 30, 1997] will be computed as described under "Conveyance of Contracts" above.
(B) Scheduled Payments, principal prepayments and Liquidation Proceeds (net of Liquidation Expenses) and amounts for the repurchase of Contracts may be received at any time during this period and will be distributed to Certificateholders on [August 11, 1997]. When a partial prepayment is made or a Contract is prepaid in full, interest on the amount prepaid is collected from the Obligor only to the date of payment. The Available Distribution Amount for the distribution on [June 10, 1996] are described under "Payments on Contracts; Certificate Account" above.
(C) Distributions on [August 11, 1998] will be made to Certificateholders of record at the close of business on [August 8, 1998].
(D) On [August 6, 1998] (three business days prior to the Distribution Date), the Servicer will determine the amounts of principal and interest which will be passed through on [August 10, 1998] to Certificateholders.
(E) On [August 10, 1998], the amounts determined on [August 6, 1998] will be distributed to Certificateholders.

ADVANCES

          For each Distribution Date, the Servicer will be obligated to make an advance (a "Monthly Advance") equal to the lesser of (i) delinquent scheduled payments of principal and interest on the Contracts that were due in the preceding Collection Period and (ii) the amount, if any, by which scheduled distributions of principal and interest due on the Series 199[ ]-[ ] Regular Certificates exceeds the amount specified in clause (b) of the definition of Available Distribution Amount (as set forth above under "Payments on Contracts; Certificate Account"), except to the extent, in the Servicer's judgment, such advance would not be recoverable from related late payments, Liquidation Proceeds or otherwise (a "Nonrecoverable Advance").

          The aggregate amount of any additional advances made by the Servicer that have not been reimbursed to the Servicer as described below is referred to herein as the "Outstanding Amount Advanced." The Servicer may apply any Excess Contract Payments in the Certificate Account (rather than its own funds) to make all or a portion of a Monthly Advance, but must replace such Excess Contract Payments to the extent required to make scheduled payments on the related Contracts. In addition, upon the determination that a Nonrecoverable Advance has been made in respect of a Contract, the Servicer will reimburse itself (but only to the extent of the Outstanding Amount Advanced) out of funds in the Certificate Account for the delinquent Scheduled Payments on such Contract or out of any other funds in the Certificate Account.

          In making Monthly Advances, the Servicer will be attempting to maintain a regular flow of scheduled interest and principal to the Series 199[ ]-[ ] Regular Certificateholders rather than to guarantee or insure against losses.

          The Servicer will also be obligated to make advances, to the extent recoverable out of Liquidation Proceeds or otherwise, in respect of certain taxes and insurance premiums not paid by an Obligor on a timely basis. Funds so advanced are reimbursable to the Servicer as provided in the Agreement.

[LIMITED GUARANTEE OF GFC

          In order to mitigate the effect of [the subordination of the Class [B-2] Certificates and] liquidation losses and delinquencies on the Contracts borne by the [Class B-2 Certificates], GFC will initially provide a guarantee (the "Limited Guarantee.") against losses that would otherwise be absorbed by the [Class B-2 Certificates]. [Such Limited Guarantee may be replaced by an Alternative Credit Enhancement. See "Alternative Credit Enhancement" herein.] Each payment required to be made under the Limited Guarantee is referred to as an "Enhancement Payment." Prior to the Remittance Date with respect to the [Class B-2 Certificates] (the "Initial [Class B-2] Principal Remittance Date") on which the [Class B-1] Principal Balance is reduced to zero, the Enhancement Payment will equal the amount, if any, by which (a) the sum of (i) the [Class B-2] Formula Distribution Amount (which will be equal to interest accrued during the related Interest Period on the [Class B-2] Principal Balance and an amount of principal described in the Agreement) for such Remittance Date and (ii) the [Class B-2] Principal Balance and an amount of principal described in the Agreement) for such Remittance Date and (ii) the [Class B-2] Principal Liquidation Loss Amount, if any, exceeds (b) the amount (other than the Enhancement Payment) that will otherwise be distributed on the [Class B-2 Certificates] on such Remittance Date (the "[Class B-2] Distribution Amount."). On each Remittance Date on or after the Initial [Class B-2] Principal Remittance Date, the Enhancement Payment will equal the amount, if any, by which the [Class B-2] Formula Distribution Amount (which will include both interest and principal) exceeds the [Class B-2] Distribution Amount for such Remittance
Date.

          [The "[Class B-2] Principal Liquidation Loss Amount . " for any Remittance Date will equal the amount, if any, by which (a) the Formula Principal Distribution Amount (exclusive of the portion thereof specified in clause (vi) of the definition of Formula Principal Distribution Amount) for such Remittance Date exceeds (b) the amount distributed on the Certificates on account of principal on such Remittance Date. The [Class B-2] Principal Liquidation Loss Amount represents future principal payments on the Contracts that, because of the subordination of the [Class B-2] Certificates and liquidation losses on the Contracts, will not be paid to the [Class B-2] Certificate holders from the assets of the Trust Fund but may be paid in the form of an Enhancement Payment.]

          [In the event, that on a particular Remittance Date, the [Class B-2] Distribution Amount in the Certificate Account plus any amounts actually paid under the Limited Guarantee are not sufficient to make a full distribution of interest to [the Class B-2 Certificateholder], the amount of the deficiency will be carried forward as an amount that [the Class B-2 Certificateholders] are entitled to receive on the next Remittance Date.]

          The Limited Guarantee will be an unsecured general obligation of GFC and will not be supported by any letter of credit or other enhancement arrangement.

          The Limited Guarantee is for the benefit of [the Class B-2 Certificates] only and will not result in any payments on the other Certificates.

          As reimbursement to GFC for Enhancement Payments made by GFC pursuant to the Limited Guarantee, GFC will be entitled to receive on each Remittance Date an amount equal to the lesser of (a) the Available Distribution Amount, less the portion of the Available Distribution Amount distributed on the Certificates (other than the Class R Certificate), and (b) the aggregate amount of Enhancement Payments outstanding which remain unreimbursed as of such Remittance Date.

[ALTERNATIVE CREDIT ENHANCEMENT

          In the event that, at GFC's option, Alternative Credit Enhancement (as defined herein) is provided and, upon prior written notice to the Rating Agencies, the Rating Agencies shall have notified GFC, the Servicer and the Trustee in writing, that substitution of such Alternative Credit Enhancement for the Limited Guarantee will not result in the downgrade or withdrawal of the then current rating of any class of the Certificates, and upon the delivery by GFC to the Trustee of an opinion of counsel, acceptable to the Trustee, that such action would not cause the Trust to fail to qualify as a REMIC, the Limited Guarantee shall be released and shall terminate. The Alternative Credit Enhancement may consist of cash or securities deposited by GFC or any other person in a segregated escrow, trust or collateral account or a letter of credit, certificate insurance policy or surety bond provided by a third party (an "Alternative Credit Enhancement."). On each Remittance Date after delivery of the Alternative Credit Enhancement, an amount, equal to the lesser of the amount which would have been payable under the Limited Guarantee and the amount available under such Alternative Credit Enhancement, shall be transferred from such account to the applicable Certificate Account to make payments to the Class [B-2] and Certificateholders, as applicable (the "Enhancement Payment"). GFC shall have no obligation to replace such enhancement once it has been exhausted. See "Risk Factors--Alternative Credit Enhancement" herein.]

REPORTS TO CERTIFICATEHOLDERS

          The Trustee will include with each distribution to a Certificateholder a statement as of the related Distribution Date setting forth, among other things:

              the aggregate amount distributed on each Class of Certificates on such Distribution Date;

              the amount of such distribution on each Class of Certificates which constitutes principal;

              the amount of such distribution on each Class of Certificates which constitutes interest;

              the remaining Certificate Balance;

              the Monthly Servicing Fee payable on such Distribution Date and the amount of any other fees payable out of the Trust Fund;

              the number of and aggregate unpaid principal balance of Contracts with payments delinquent 31 to 59, 60 to 89, and 90 or more days, respectively;

              the number of Contracts that were repurchased or replaced by a Seller in accordance with the Agreement during the prior Collection Period, identifying such Contracts and (i) the Repurchase Price of such Contracts and (ii) the amount, if any, paid by such Seller due to the differences, if any, between the remaining principal balances of the replaced Contracts and the Eligible Substitute Contracts;

              the aggregate principal balances of all Contracts that are not Liquidated Contracts and in respect of which the related Manufactured Homes have been repossessed or foreclosed upon;

              the aggregate liquidation losses (less costs of liquidation) realized by the Trust Fund through the Collection Period immediately preceding such Distribution Date, expressed in dollars;

              the aggregate liquidation losses (less costs of liquidation) realized by the Trust Fund through the Collection Period immediately preceding such Distribution Date, expressed as a percentage of the Cut-off Date Pool Principal Balance;

              the amount of any Monthly Advance for such Distribution Date and the aggregate amount of Monthly Advances that remain outstanding as of such Distribution Date;

              the weighted average Contract Rate for the Contract Pool for the Collection Period immediately preceding the month of such Distribution Date; and
              the number of Manufactured Homes currently held by the Servicer due to repossessions and the aggregate principal balance of the related defaulted Contracts.

          In addition, within a reasonable period of time after the end of each calendar year, the Trustee will furnish a report to each holder of a Series 199[ ]-[ ] Regular Certificate of record at any time during such calendar year as to the aggregate of amounts reported pursuant to clauses (a) and (b) above for such calendar year.

OPTIONAL TERMINATION AND TERMINATION AUCTION

          The Agreement provides that on any Distribution Date after the Distribution Date on which the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer will have the option to repurchase, upon giving notice mailed no later than the 10th day of the month next preceding the month of the exercise of such option, all outstanding Contracts at a price equal to the greater of (a) the sum of (x) 100% of the Scheduled Principal Balance of each Contract (other than any Contract as to which the related Manufactured Home has been acquired and not yet disposed of and whose fair market value is included pursuant to clause (y) below) as of the final Distribution Date, and (y) the fair market value of such acquired property (as determined by the Servicer), and (b) the aggregate fair market value (as determined by the Servicer) of all of the assets of the Trust Fund, plus, in the case of both clause (a) and (b), an amount sufficient to reimburse Certificateholders for any shortfall in interest due thereto in respect of prior Distribution Dates. Notwithstanding the foregoing, the Servicer's option shall not be exercisable if there will not be distributed to the Class A Certificateholders an amount equal to the Class A Certificate Balance together with any shortfall in interest due to the Class A Certificateholders in respect of prior Distribution Dates and one month's interest on the Class A Certificate Balance [or the Notional Principal Amount, as the case may be,] at the Class A Pass-Through Rate, to the Class M Certificateholders an amount equal to the Class M Certificate Balance together with any shortfall in interest due to the Class M Certificateholders in respect of prior Distribution Dates and one month's interest on the Class M Certificate Balance at the Class M Pass-Through Rate, to the Class B-1 Certificateholders an amount equal to the Class B-1 Certificate Balance together with any shortfall in interest due to the Class B-1 Certificateholders in respect of prior Distribution Dates and one month's interest on the Class B-1 Certificate Balance at the Class B-1 Pass-Through Rate and to the to the Class B-2 Certificateholders an amount equal to the Class B-2 Certificate Balance together with any shortfall in interest due to the Class B-2 Certificateholders in respect of prior Distribution Dates and one (the "Minimum Termination Amount").

          On any Distribution Date after the Distribution Date on which the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Servicer may also direct the Trustee to conduct a Termination Auction for the sale of all Contracts then outstanding in the Trust Fund, and in any case the Servicer shall be obligated to direct the Trustee to conduct such a Termination Auction within 90 days of the Distribution Date on which the Pool Scheduled Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, unless the Servicer has exercised the repurchase option described above. The Servicer shall give notice mailed no later than [ ] days preceding the date on which the Termination Auction is to occur. The Trustee will solicit each Certificateholder, the Seller and one or more active participants in the asset-backed securities or manufactured housing contract market that are not affiliated with GFC to make a bid to purchase the Contracts at the Termination Auction. The Trustee will sell all the Contracts to the highest bidder, subject, among other things, to (i) the requirement that the highest bid equal or exceed the Minimum Termination Amount, and (ii) the requirement that at least one bid be tendered by an active participant in the asset-backed securities or manufactured housing contract market that is not affiliated with GFC. If the foregoing requirements are satisfied, the successful bidder or bidders shall deposit the aggregate purchase price for the Contracts in the Certificate Account. If the foregoing requirements are not satisfied, the purchase shall not occur and distributions will continue to be made on the Certificates. Any sale and consequent termination of the Trust Fund as a result of a Termination Auction must constitute a "qualified liquidation" of the Trust Fund under Section 860F of the Code.

TERMINATION OF THE AGREEMENT

          The Agreement will terminate upon the last action required to be taken by the Trustee on the final Distribution Date following the earlier of (i) the purchase by the Servicer of all Contracts and all property acquired in respect of any Contract remaining in the Trust Fund as described above under " Optional Termination and Termination Auction"[,/or] (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Contract remaining in the Trust Fund or the disposition of all property acquired upon repossession of any Manufactured Home [or (iii) the sale in a Termination Auction of all Contracts and all other property acquired in respect of any Contract remaining in the Trust Fund as described above under " Optional Termination and Termination Auction"].

          Upon presentation and surrender of the Series 199[ ]-[ ] Regular Certificates, the Trustee shall cause to be distributed, to the extent of funds available, to such Certificateholders on the final Distribution Date in proportion to their respective Percentage Interests an amount equal to the respective unpaid Certificate Balances of the Series 199[ ]-[ ] Regular Certificates, together with any unpaid interest on such Certificates due on prior Distribution Dates and one month's interest at the applicable pass-through rates on such unpaid Certificate Balances; provided that such funds will be distributed in the applicable order of priority specified under "
Distributions" above. If the Agreement is then being terminated, any amount which remains on deposit in the Certificate Account (other than amounts retained to meet claims) after distribution to the holders of the Series 199[ ]-[ ] Regular Certificates will be distributed to the Class R Certificateholders.

COLLECTION AND OTHER SERVICING PROCEDURES

          The Servicer will administer, service and make collections on the Contracts, exercising the degree of care that the Servicer exercises with respect to similar contracts serviced by the Servicer.

          Subject to the requirements of applicable law, the Servicer will be required to commence repossession and other realization procedures with respect to any defaulted Contract promptly after the Servicer determines that such Contract will not be brought current. The

Servicer may rescind, cancel or make material modifications of the terms of a Contract (including modifying the amounts and Due Dates of Scheduled Payments) in connection with a default or imminent default thereunder.

SERVICING COMPENSATION; CERTAIN OTHER MATTERS REGARDING THE SERVICER

          For its servicing of the Contracts, the Servicer will be entitled to
receive a monthly servicing fee equal to the product of one-twelfth of [   ]%
and the Pool Scheduled Principal Balance for the related Distribution Date (the "Monthly Servicing Fee"), whether or not the related Scheduled Payments on the Contracts are received. The Available Distribution Amount will be net of the Monthly Servicing Fee. See " Payments on the Contracts; Certificate Account" above. [For so long as the Servicer is entitled to delay deposits to the Certificate Account until on or prior to the Distribution Date, any earnings on the amounts retained by the Servicer will constitute additional servicing compensation.]

          As part of its servicing fees, the Servicer will also be entitled to retain, as compensation for the additional services provided in connection therewith, any fees for late payments made by Obligors, extension fees paid by Obligors for the extension of scheduled payments and assumption fees for permitted assumptions of Contracts by purchasers of the related Manufactured Homes and real property securing such Contracts, if any.

THE TRUSTEE

          [ ] (the "Trustee") has its corporate trust offices at [ ]. The Trustee may resign at any time, in which event the Seller[s] will be obligated to appoint a successor Trustee. The Seller[s] may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the Agreement or if the Trustee becomes insolvent. In such circumstances, the Seller[s] will also be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee.

          The Agreement requires the Trustee to maintain, at its own expense, an office or agency in New York City or [ ] where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee and the certificate registrar in respect of the Certificates pursuant to the Agreement may be served.

          The Trustee, or any of its affiliates, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

          The Trustee will also act as paying agent, certificate registrar and authenticating agent under the Agreement.

[REGISTRATION OF THE OFFERED CERTIFICATES

          The Offered Certificates will be book-entry Certificates (the "Book-Entry Certificates"). Persons acquiring beneficial ownership interests in the Offered Certificates ("Certificate Owners") will hold their Offered Certificates through DTC in the United States, or Cedel Bank, societe anonyme ("Cedel") or Euroclear System ("Euroclear") in Europe if they are participants of such systems, or indirectly through organizations which are participants in such systems. The Book-Entry Certificates will be issued in one or more certificates which equal the aggregate principal balance of the Offered Certificates and will initially be registered in the name of Cede & Co., the nominee of DTC. Cedel and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Citibank will act as depositary for Cedel and The Chase Manhattan Bank will act as depositary for Euroclear (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries"). Except as described below, no person acquiring a Book-Entry Certificate (each, a "Beneficial Owner") will be entitled to receive a physical certificate representing such Certificate (a "Definitive Certificate"). Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Offered Certificates will be Cede & Co., as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Agreement. Certificate Owners are only permitted to exercise their rights indirectly through Participants and DTC.

          The beneficial owner's ownership of a Book-Entry Certificate will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the beneficial owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Certificate will be recorded in the records of DTC (or of a participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the beneficial owner's Financial Intermediary is not a DTC participant and on the records of Cedel or Euroclear, as appropriate).

          Certificate Owners will receive all distributions of principal of and interest on the Offered Certificates from the Trustee through DTC and DTC participants. While the Offered Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Offered Certificates and is required to receive and transmit distributions of principal of, and interest on, the Offered Certificates. Participants and indirect participants with whom Certificate Owners have accounts with respect to Offered Certificates are similarly required to make book-entry transfers and receive and transmit such distributions on behalf of their respective Certificate Owners. Accordingly, although Certificate Owners will not possess certificates representing their respective interests in the Offered Certificates, the Rules provide a mechanism by which Certificate Owners will receive distributions and will be able to transfer their interest.

          Certificateholders will not receive or be entitled to receive certificates representing their respective interests in the Offered Certificates, except under the limited circumstances described below. Unless and until Definitive Certificates are issued,

Certificateholders who are not Participants may transfer ownership of Offered Certificates only through Participants and indirect participants by instructing such Participants and indirect participants to transfer Offered Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Offered Certificates, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Offered Certificates will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and indirect participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Certificateholders.

          Because of time zone differences, credits of securities received in Cedel or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or Cedel Participants on such business day. Cash received in Cedel or Euroclear as a result of sales of securities by or through a Cedel Participant (as defined below) or Euroclear Participant (as defined below) to a DTC Participant will be received with value on the DTC settlement date but will be available in the relevant Cedel or Euroclear cash account only as of the business day following settlement in DTC. For information with respect to tax documentation procedures relating to the Certificates, see "Federal Income Tax Consequences--REMIC Certificates--Taxation of Regular Certificates--Taxation of Certain Foreign Investors" and "--Backup Withholding" in the Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures--Certain U.S. Federal Income Tax Documentation Requirements" in Annex I hereto.

          Transfers between Participants will occur in accordance with DTC rules. Transfers between Cedel Participants and Euroclear Participants will occur in accordance with their respective rules and operating procedures.

          Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through Cedel Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by the Relevant Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by a counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to the Relevant Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same day funds settlement applicable to DTC. Cedel Participants and Euroclear Participants may not deliver instructions directly to the European Depositaries.

          DTC, which is a New York-chartered limited purpose trust company, performs services for its participants, some of which (and/or their representatives) own DTC. In accordance with its normal procedures, DTC is expected to record the positions held by each DTC participant in the Book-Entry Certificates, whether held for its own account or as a nominee for another person. In general, beneficial ownership of Book-Entry Certificates will be subject to the Rules, as in effect from time to time.

          Cedel Bank, societe anonyme, 67 Bd Grande-Duchesse Charlotte, L-1331 Luxembourg, was incorporated in 1970 as a limited company under Luxembourg law. Cedel is owned by banks, securities dealers and financial institutions, and currently has about 100 shareholders, including U.S. financial institutions or their subsidiaries. No single entity may own more than five percent of Cedel's stock.

          Cedel is registered as a bank in Luxembourg, and as such is subject to regulation by the Institute Monetaire Luxembourgeois, "IML", the Luxembourg Monetary Authority, which supervises Luxembourg banks.

          Cedel holds securities for its customers ("Cedel Participants") and facilitates the clearance and settlement of securities transactions by electronic book-entry transfers between their accounts. Cedel provides various services, including safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. Cedel also deals with domestic securities markets in several countries through established depository and custodial relationships. Cedel has established an electronic bridge with Morgan Guaranty Trust as the Euroclear Operator in Brussels to facilitate settlement of trades between systems. Cedel currently accepts over 70,000 securities issues on its books.

          Cedel's customers are world-wide financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations. Cedel's United States customers are limited to securities brokers and dealers and banks. Currently, Cedel has approximately 3,000 customers located in over 60 countries, including all major European countries, Canada, and the United States. Indirect access to Cedel is available to other institutions which clear through or maintain a custodial relationship with an account holder of Cedel.

          Euroclear was created in 1968 to hold securities for its participants ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may be settled in any of 29 currencies, including United States dollars. Euroclear includes various other services, including securities lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a

Euroclear Participant, either directly or indirectly.

          The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

          Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a tangible basis with attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

          Distributions on the Book-Entry Certificates will be made on each Distribution Date by the Trustee to DTC. DTC will be responsible for crediting the amount of such payments to the accounts of the applicable DTC participants in accordance with DTC's normal procedures. Each DTC participant will be responsible for disbursing such payments to the beneficial owners of the Book-Entry Certificates that it represents and to each Financial Intermediary for which it acts as agent. Each such Financial Intermediary will be responsible for distributing funds to the beneficial owners of the Book-Entry Certificates that it represents.

          Under a book-entry format, beneficial owners of the Book-Entry Certificates may experience some delay in their receipt of payments, since such payments will be forwarded by the Trustee to Cede. Distributions with respect to Certificates held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Federal Income Tax Consequences--REMIC Certificates--C. Taxation of Regular Certificates--9. Taxation of Certain Foreign Investors" and "--10. Backup Withholding" in the Prospectus. Because DTC can only act on behalf of Financial Intermediaries, the ability of a beneficial owner to pledge Book-Entry Certificates to persons or entities that do not participate in the Depository system, or otherwise take actions in respect of such Book-Entry Certificates, may be limited due to the lack of physical certificates for such Book-Entry Certificates. In addition, issuance of the Book-Entry Certificates in the book-entry form may reduce the liquidity of such Certificates in the secondary market since certain potential investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates.

          Monthly and annual reports on the Trust will be provided to Cede, as nominee of DTC, and may be made available by Cede to beneficial owners upon request, in accordance with the rules, regulations and procedures creating and affecting the Depository, and to the Financial

Intermediaries to whose DTC accounts the Book-Entry Certificates of such beneficial owners are credited.

          DTC has advised the Trustee that, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Certificates under the Agreement only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Certificates are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Certificates. Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depository to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Offered Certificates which conflict with actions taken with respect to other Offered Certificates.

          Definitive Certificates will be issued to beneficial owners of the Book-Entry Certificates, or their nominees, rather than to DTC, only if (a) DTC or GreenPoint advises the Trustee in writing that DTC is no longer willing, qualified or able to discharge properly its responsibilities as nominee and depository with respect to the Book-Entry Certificates and GreenPoint or the Trustee is unable to locate a qualified successor, (b) GreenPoint, at its sole option, with the consent of the Trustee, elects to terminate a book-entry system through DTC or (c) after the occurrence of an event of default under the Agreement, beneficial owners having Percentage Interests aggregating not less than 51% of the Book-Entry Certificates advise the Trustee and DTC through the Financial Intermediaries and the DTC participants in writing that the continuation of a book-entry system through DTC (or a successor thereto) is no longer in the best interests of beneficial owners.

          Upon the occurrence of any of the events described in the immediately preceding paragraph, the Trustee will be required to notify all beneficial owners of the occurrence of such event and the availability through DTC of Definitive Certificates. Upon surrender by DTC of the global certificate or certificates representing the Book-Entry Certificates and instructions for re-registration, the Trustee will issue Definitive Certificates, and thereafter the Trustee will recognize the holders of such Definitive Certificates as Certificateholders under the Agreement.

          Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfer of Offered Certificates among participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

          Neither the Seller or the Servicer nor the Trustee will have any responsibility for any aspect of the records relating to or payments made on account of beneficial ownership interests of the Book-Entry Certificates held by Cede & Co., as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          [FORMATION OF THE GRANTOR TRUST AND GRANTOR TRUST PROPERTY

          Manufactured Housing Grantor Trust 199[ ]-[ ] will be created and established pursuant to the Grantor Trust Agreement. [GreenPoint] will deposit
into the Grantor Trust without recourse $[       ] of Class [A-2 Fixed]
Certificates issued by the Trust, and the Grantor Trust will issue the Class [A-2 Floating] Certificates.

          The property of the Grantor Trust will include (a) the Class [A-2 Fixed] Certificates issued by the Trust and all payments therein and proceeds of the conversion, voluntary or involuntary of such Certificates, (b) such amounts as may be held by the Grantor Trustee in the Grantor Trust Account and any other accounts held by the Grantor Trustee for the benefit of the Owners of the Class [A-2] Floating Certificates [and the Certificate Insurer, (c) the rights of the Grantor Trustee under the related Certificate Insurance Policy], (d) the Swap Agreement and all payments received thereunder and (e) proceeds of all of the foregoing (including, but not by way of limitation, cash proceeds, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payments of any and every kind and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Class [A-2 Floating] Certificates and to make payments to the Swap Counterparty as specified in the Grantor Trust Agreement.

          Prior to its formation the Grantor Trust will have had no assets or obligations. Upon formation, the Grantor Trust will not engage in any business activity other than acquiring, holding and collecting payments on the Class [A-2 Fixed] Certificates, receiving and making payments under the Swap Agreement, issuing the Class [A-2 Floating] Certificates and distributing payments thereon. The Grantor Trust will not acquire any receivables or assets other than the Class [A-2 Fixed] Certificates, the Swap Agreement and the rights appurtenant thereto and will not have any need for additional capital resources. To the extent that payments are made on the Class [A-2 Fixed] Certificates, and payments are received by the Grantor Trustee as required under the Swap Agreement [or corresponding amounts are received from the Certificate Insurer], the Grantor Trust will have sufficient liquidity to make interest distributions on the [Class A-2 Floating] Certificates. Principal distributions on the [Class A-2 Floating] Certificates are not insured by the Certificate Insurance Policy issued with respect to the Class [A-2 Floating] Certificates[, although the principal distributions on the [Class A-2 Fixed] Certificates are insured by the Certificate Insurance Policy related to the Trust]. As the Grantor Trust does not have any operating history and will not engage in a business activity other than as described above, there has not been included any historical or pro forma ratio of earnings to fixed charges with respect to the Grantor Trust.

          In addition to the provisions of the Grantor Trust Agreement summarized elsewhere in this Prospectus Supplement, there is set forth below a summary of certain other provisions of the Grantor Trust Agreement.

ASSIGNMENT OF CLASS [A-2 FIXED] CERTIFICATES

          [Pursuant to the Grantor Trust Agreement, [GreenPoint] on the Closing Date will transfer, assign, set over and otherwise convey without recourse to the Grantor Trustee in trust all of its respective right, title and interest in and to the Class [A-2 Fixed] Certificates and all its respective right, title and interest in and to principal and interest due on each such Class [A-2 Fixed] Certificate (together with the Swap Agreement, the amounts on deposit in the Grantor Trust Account [and the related Certificate Insurance Policy], the "Grantor Trust Estate"). Purely as a protective measure and not to be construed as contrary to the parties' intent that the transfer on the Closing Date is a sale, [GreenPoint] has been deemed to have granted to the Grantor Trustee a security interest in the Grantor Trust Estate in the event that the transfer of the Grantor Trust Estate is deemed to be a loan and not a sale.

          In connection with the transfer and assignment of the Class A-2 Fixed Certificates on the Closing Date, [GreenPoint] will deliver to the Grantor Trustee without recourse the Class A-2 Fixed Certificates.

SERVICING

          Under the terms of the Pooling and Servicing Agreement, the Servicer will be required to pay all "out of pocket" costs and expenses incurred in the performance of its servicing obligations under the Grantor Trust
Agreement.]

          Under the terms of the Pooling and Servicing Agreement ,the Servicer agrees to indemnify and hold the Grantor Trustee[, the Certificate Insurer] and each Owner of a Class [A-2 Floating] Certificate harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Grantor Trustee, the Certificate Insurer and any Owner of a Class [A-2 Floating] Certificate may sustain in any way related to the failure of the Servicer to perform its duties. The Servicer shall immediately notify the Grantor Trustee[, the Certificate Insurer] and each Owner if a claim is made by a third party with respect to the Grantor Trust Agreement, and the Servicer shall assume (with the consent of the Grantor Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Grantor Trustee[, the Certificate Insurer] and/or Owner in respect of such claim.]

[REMOVAL AND DESIGNATION OF SERVICER

          The [Certificate Insurer or the] Owners[, with the consent of the Certificate Insurer,] will have the right pursuant to the Pooling and Servicing Agreement, to remove the Servicer under the Pooling and Servicing Agreement upon the occurrence of: (a) certain acts of bankruptcy or insolvency on the part of the Servicer; (b) certain failures on the part of the Servicer to perform its obligations under the Pooling and Servicing Agreement; or (c) the failure to cure material breaches of the Servicer's representations in the Pooling and Servicing Agreement.]

          [The Pooling and Servicing Agreement also provides that the Certificate Insurer may remove the Servicer if delinquencies and/or losses exceed certain levels set forth in the Pooling and Servicing Agreement (the "Servicer Termination Event").]

          The removal of the Servicer pursuant to the Pooling and Servicing Agreement shall also constitute a removal of the Servicer under the Grantor Trust Agreement.

          The Servicer is not permitted to resign from the obligations and duties imposed on it under the Grantor Trust Agreement except upon determination that its duties thereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such conflict being of a type and nature carried on by the Servicer on the date of the Grantor Trust Agreement. Any such determination permitting the resignation of the Servicer is required to be evidenced by an opinion of counsel to such effect which shall be delivered to the Grantor Trustee [and the Certificate Insurer] by the Servicer at its expense [(provided that if the Certificate Insurer and such Owners of the Class [A-2 Floating] Certificates cannot agree as to the acceptability of such successor Servicer, the decision of the Certificate Insurer shall control).]

          The successor servicer appointed pursuant to the Pooling and Servicing Agreement shall become the successor servicer under the Grantor Trust
Agreement.

          No removal or resignation of the Servicer will become effective until the Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with the Pooling and Servicing Agreement.

THE GRANTOR TRUSTEE

          [      ], having its principal corporate trust office at [     ] will
be named as Grantor Trustee under the Grantor Trust Agreement.

REPORTING REQUIREMENTS

          On each Payment Date the Grantor Trustee is required to report in writing to each Owner of a Class [A-2 Floating] Certificate, each Rating Agency and the Certificate Insurer the same information with respect to the manufactured housing installment contracts required to be reported by the Trustee as described in the Pooling and Servicing Agreement and with respect to the Class [A-2 Floating] Certificates, the following information:

          [(i)   the amount of the distribution with respect to the each Class
A-2 Floating Certificates (based on a Certificate in the original principal amount of $1,000);]

          [(ii) the principal amount and the Planned Principal Balance, if any, of the Class [A-2 Floating] Certificates (based on a Certificate in the original principal amount of $1,000) which will be outstanding after giving effect to any payment of principal on such Payment Date;]

          [(iii) based upon information furnished by the Seller such information as may be required by Section 6049(d)(7)(C) of the Code and the regulations promulgated thereunder to assist the Owners in computing their market discount;]

          [(iv) whether a Delinquency Trigger Event, Cumulative Realized Loss Trigger Event and/or the Servicer Termination Event has occurred under the Pooling and Servicing Agreement;]

          [(v)    the Senior Enhancement Percentage;

          (vi)    the Overcollateralization Amount;]

          [(vii) the amount of any Applied Realized Loss Amount, Realized Loss Amortization Amount and Unpaid Realized Loss Amount for the Subordinate Certificates as of the close of such Payment Date;]

          [(viii) the Pass-Through Rate for the Class A-2 Floating Certificates; and]

          [(ix)   the amount of any Insured Payment included in the distribution to Owners of Class A-2 Floating Trust Certificates.]

          [Certain obligations of the Grantor Trustee to provide information to the Owners are conditioned upon such information being received from the Servicer.]

          [In addition, on each Payment Date the Grantor Trustee will be required to distribute to each Owner [and the Certificate Insurer], together with the information described above, the same information distributed to Owners by the Trustee under the Pooling and Servicing Agreement.]

TERMINATION OF THE TRUST

          The Grantor Trust Agreement provides that the Grantor Trust will terminate upon the payment to the Owners of all Class [A-2 Floating] Certificates from amounts [other than those available under the related Certificate Insurance Policy] of all amounts required to be paid to such Owners upon the final payment of the Class [A-2 Fixed] Certificate.]

CALCULATION OF LIBOR

          On each LIBOR Determination Date (as defined below), the Trustee will determine LIBOR for the next Accrual Period for each Class of the Floating Rate Certificates.

          ["LIBOR" means, as of any LIBOR Determination Date, the rate for deposits in United States dollars for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period) which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period). The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Accrual Period (commencing on the first day of such Accrual Period).]

          ["LIBOR Determination Date" means, with respect to any Accrual Period, the first London business day preceding the commencement of such Accrual Period. For purposes of determining LIBOR, a "London business day" is any day on which dealings in deposits of United States dollars are transacted in the London interbank market.]

          ["Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) and "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.]

                     FEDERAL INCOME TAX CONSEQUENCES

          Orrick, Herrington & Sutcliffe LLP, special counsel to the Seller, is of the opinion that, assuming (i) the making of appropriate elections and (ii) compliance by the Seller, the Servicer and the Trustee with all of the provisions of the related Agreements, (a) the electing portion of the Trust Fund will qualify, for federal income tax purposes, as a real estate mortgage investment conduit" (a "REMIC") within the meaning of Sections 860A through 860G of the Code (the "REMIC Provisions"), and (b) the Offered Certificates, together with the Class B-2 Certificates, evidence the "regular interests" in such REMIC and (c) the Class R Certificates is the sole class of "residual interests" in such REMIC, respectively, each within the meaning of the REMIC Provisions in effect on the date hereof. However, continuing qualification as a REMIC requires ongoing compliance with applicable provisions of the Code, including the REMIC Provisions, and related Treasury regulations, all of which are subject to change.

         The following are the currently applicable material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates. In addition to its opinions set forth above, Orrick, Herrington & Sutcliffe LLP has prepared or reviewed the statements in the Prospectus and this Prospectus Supplement under the headings "Federal Income Tax Consequences," and is of the opinion that such statements in the Prospectus and as supplemented by such statements in this Prospectus Supplement are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of the Trust Fund as a REMIC for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is urged to consult its own tax advisors with regard to the tax consequences to it of investing in the Offered Certificates.

          The Offered Certificates will be Regular Certificates (as defined in the Prospectus under "Federal Income Tax Consequences--REMIC Certificates"). Generally, the Offered Certificates will be treated as debt instruments for federal income tax purposes. Holders of Offered Certificates will be required to report income with respect to such Offered Certificates under the accrual method of accounting, regardless of their normal tax accounting method.

          For federal income tax reporting purposes, the Class __ and Class __ Certificates will be treated as having been issued with original issue discount. All other classes of Offered Certificates will be treated as not having been issued with original issue discount for federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that, subsequent to the date of any determination the Contracts will prepay at a rate equal to __% of the Prepayment Assumption. No representation is made that the Contracts will prepay at that rate or at any other rate. See "Federal Income Tax Consequences-- REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount" and "--Premium" in the Prospectus.

          If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a Certificateholder, the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates.

          In certain circumstances OID Regulations permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of a Certificate may be able to select a method for recognizing original issue discount that differs from that used by the REMIC administrator in preparing reports to the Certificateholders and the IRS.

          Certain classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such classes of Certificates should consult their tax advisors regarding the possibility of making an election to amortize such premium. See "Federal Income Tax Consequences--REMIC Certificates--Taxation of Regular Certificates" and "-- Premium" in the Prospectus.

          The Offered Certificates will be treated as assets described in
Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(4)(A) of the Code generally in the same proportion that the assets of the Trust Fund would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(4)(A) of the Code. Moreover, the Offered Certificates (other than the Residual Certificates) will be "qualified mortgages" within the meaning of
Section 860G(a)(3) of the Code if transferred to another REMIC on its startup day in exchange for a regular or residual interest therein. However, prospective investors in Offered Certificates that will be generally treated as assets described in Section 860G(a)(3) of the Code should note that, notwithstanding such treatment, any repurchase of such a Certificate pursuant to the right of the Master Servicer or the Company to repurchase such Offered Certificates may adversely affect any REMIC that holds such Offered Certificates if such repurchase is made under circumstances giving rise to a Prohibited

Transaction Tax. See "The Pooling and Servicing Agreement--Termination" herein and "Federal Income Tax Consequences--REMIC Certificates" in the
Prospectus.

          For further information regarding federal income tax consequences of investing in the Offered Certificates, see "Federal Income Tax Consequences-- REMICs" in the Prospectus.]

[GRANTOR TRUST]


     Orrick, Herrington & Sutcliffe LLP, special tax counsel, is of the opinion that for federal income tax purposes, assuming compliance with the terms of the Grantor Trust Agreement, the Grantor Trust created pursuant to the Grantor Trust Agreement will constitute a grantor trust under Subpart E, Part I of Subchapter J of the Code, and not an association taxable as a corporation. Accordingly, each holder of a Class A-2 Floating Certificate issued by the grantor trust will be treated as the owner of an undivided interest in the Class A-2 Fixed Certificates (which as described above are "regular interests" in a REMIC), the Swap Agreement, the Certificate Insurance Policy and other assets held by the Grantor Trust. See "Federal Income Tax Consequences REMIC Elections" and "--Non-REMIC Trusts" in the Prospectus.

     Although the Class A-2 Floating Certificates resemble in certain respects variable rate debt instruments, their tax treatment can differ substantially from such an investment. The Certificates may not be a suitable investment for individuals, trusts or estates and certain "pass-thru entities," the beneficial owners of which are individuals, trusts or estates. The Class [A-2 Floating] Certificates may not be a suitable investment for real estate investment trusts or REMICs. Moreover, other special rules may apply to certain investors, including dealers in securities, dealers in notional principal contracts, and persons holding the Class [A-2 Floating] Certificates or any of the assets in the Grantor Trust as part of a straddle.

     The interest in the Swap Agreement will not constitute a "real estate asset" within the meaning of Section 856(c)(4)(A) of the Code if held by a real estate investment trust, a "qualified mortgage" or "permitted investment" within the meaning of Sections 860G(a)(3) and 860G(a)(5) of the Code, respectively, if held by a REMIC, nor an asset described in Section 7701(a)(19)(c)(xi) if held by a domestic building and loan association. Further, the income received under the Swap Agreement will not constitute income described in Section 856(c)(3)(B) for a real estate investment trust.

     A purchaser of Class [A-2 Floating] Certificates will be required to allocate its purchase price among its ownership interest in the various assets of the grantor trust. In general, such allocation would be based on the relative fair market values of such assets on the date of purchase of the [Class A-2 Floating] Certificate. No representation is or will be made as to such relative fair market values and holders of Class [A-2 Floating] Certificates should consult their tax advisors concerning the determination of such fair market values and the taxation of the holder's interest in the Swap Agreement, the tax treatment of which is generally governed by the provisions of the Code and Treasury regulations relating to notional principal contracts and possibly those relating to straddles.

     Each holder of a Class [A-2 Floating] Certificate must report on its federal income tax return ordinary income equal to its share of the interest payable with respect to the Class A-2 Fixed Certificates and a proportionate share of the net amounts payable to the Grantor Trust under the Swap Agreement, and may deduct the portion of the expenses incurred by the Grantor Trust that is allocable to such Certificate (including net payments under the Swap Agreement), at the same time and to the same extent as such items would be reported by such holder if it had purchased and held directly the assets held by the Grantor Trust and incurred directly its share of expenses incurred by the grantor trust. A holder of Class [A-2 Floating] Certificates that is an individual, estate or trust should consult its tax advisers concerning possible limitations on the deductibility of expenses of the grantor trust. See "Federal Income Tax Consequences REMIC Elections" and "--Non-REMIC Trusts" in the Prospectus regarding such limitations.]

                              ERISA CONSIDERATIONS

GENERAL

          The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and Section 4975 of the Code impose certain restrictions on employee benefit or other plans that are subject to ERISA and/or Section 4975 of the Code ("Plans") and on persons who are fiduciaries with respect to such Plans. See "ERISA Considerations" in the Prospectus.

          Prospective Plan investors should consult with their legal advisors concerning the impact of ERISA and the Code, the applicability of the Exemption (defined below) and other administrative exemptions under ERISA and the potential consequences in their specific circumstances, prior to making an investment in the Offered Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment prudence and diversification an investment in the Offered Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

SENIOR CERTIFICATES

          The Department of Labor ("DOL") has granted to [  ] administrative
exemptions [    ] (collectively, the "Exemption")) from certain of the
prohibited transaction rules of ERISA. The Exemption exempts from the prohibitions of Sections 406(a) and 407(a) of ERISA, and the related excise tax provisions of Section 4975 of the Code, the purchase, holding and resale by Plans of pass-through certificates representing interests in trusts that hold assets consisting primarily of certain receivables, loans and other obligations that are secured and meet the general conditions summarized below. The receivables covered by the Exemption include manufactured housing installment sales contracts and installment loan agreements secured by manufactured homes such as the Contracts.

          Among the general conditions which must be satisfied for the Exemption to apply to the acquisition, holding and resale by a Plan of the Senior Certificates are the following:

             (1) The acquisition of the Senior Certificates by a Plan is on terms (including the price for the Senior Certificates) that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party.

             (2) The rights and interests evidenced by the Senior Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other Certificates of the Trust.

             (3) The Senior Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from either Standard & Poor's Ratings Group ("S&P"), Duff & Phelps Credit Rating Co. ("Duff & Phelps"), Moody's or Fitch (the "Exemption Rating Agencies").

          (4) The Trustee is not an affiliate of the Underwriters, GreenPoint, the obligor under any Alternative Credit Enhancement, any Obligor with respect to Contracts included in the Trust Fund constituting more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund, or any affiliate of such parties. (Such parties, and the Trustee and its affiliates, are sometimes referred to herein collectively as the "Restricted Group"). As of the date hereof, no Obligor with respect to Contracts included in the Trust Fund is an Obligor with respect to Contracts constituting more than 5% of the aggregate unamortized principal balance of the assets of the Trust Fund.

          (5) The sum of all payments made to and retained by the Underwriters in connection with the distribution of the Senior Certificates represents not more than reasonable compensation for underwriting the Senior Certificates. The sum of all payments made to and retained by the Seller pursuant to the sale of the Contracts to the Trust Fund represents not more than the fair market value of such Contracts. The sum of all payments made to and retained by GreenPoint, represents not more than reasonable compensation for GreenPoint's services under the Agreement and reimbursement of GreenPoint's reasonable expenses in connection therewith.

          (6) The Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933.

          In addition, the Exemption exempts from the prohibitions of Sections 406(a), 406(b) and 407(a) of ERISA, and the related excise tax provisions of
Section 4975 of the Code, transactions undertaken in connection with the servicing, management and operation of such a trust pursuant to a binding pooling and servicing agreement, subject to the foregoing general conditions and to certain additional requirements. The Seller believes that the Exemption will apply to such transactions undertaken with respect to the Trust Fund and the Contracts and that all conditions of the Exemption other than those within the control of the investors have been or will be met.

          The Exemption also exempts from the prohibition of Sections 406(b)(1) and 406(b)(2) of ERISA, and the related excise tax provisions of Section 4975 of the Code, the direct or indirect sale, exchange or transfer of Senior Certificates between either Seller or the Underwriters and a Plan when the person who has discretionary authority or renders investment advice with respect to the investment of the Plan's assets in the Senior Certificates (the "Fiduciary") is (a) an obligor with respect to 5% or less of the fair market value of Contracts in the Trust Fund or (b) an affiliate of any such person, subject to the general conditions summarized above and to the following additional requirements:

          (1) No member of the Restricted Group is a sponsor of the Plan.

          (2) In connection with the initial issuance of Senior Certificates, at least 50% in Percentage Interests of such Class of Certificates is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the Trust Fund is acquired by persons independent of the Restricted Group.

          (3) The Plan's investment in the Senior Certificates does not exceed 25% in Percentage Interests of any such Class of Certificates outstanding at the time of acquisition.

          (4) Immediately after the acquisition of the Senior Certificates, no more than 25% of the assets of a Plan with respect to which the Fiduciary has discretionary authority or renders investment advice are invested in certificates representing an interest in a trust containing assets sold or serviced by the same entity.

          (5) The Exemption also applies to the direct or indirect acquisition or disposition of Senior Certificates by a Plan in the secondary market if certain conditions are met and the continued holding of Senior Certificates acquired in initial or secondary markets.

          On July 21, 1997, the DOL published in the Federal Register an amendment to the Exemption, which extends exemptive relief to certain mortgage-backed and asset-backed securities transactions using pre-funding accounts for trusts issuing pass-through certificates. With respect to the Certificates, the amendment will generally allow Subsequent Contracts supporting payments to Certificateholders, and having a value equal to no more than 25% of the total principal amount of the Certificates, to be transferred to the Trust during the Pre-Funding Period, instead of requiring that all the Contracts be either identified or transferred on or before the Closing Date. In general, the relief applies to the purchase, sale and holding of Certificates which otherwise qualify for the Exemption, provided that the following general conditions are met:

          (1) the ratio of the amount allocated to the Pre-Funding Account to the total principal amount of the Certificates must not exceed 25%;

          (2) all Subsequent Contracts transferred to the Trust after the Closing Date must meet the same terms and conditions for eligibility as the Initial Contracts used to create the Trust, which terms and conditions have been approved by one of the Exemption Rating Agencies;

          (3) the transfer of the Subsequent Contracts to the Trust during the Pre-Funding Period must not result in the Certificates receiving a lower credit rating from an Exemption Rating Agency upon termination of the Pre-Funding Period than the rating that was obtained at the time of the initial issuance of the Certificates by the Trust;

          (4) solely as a result of the use of pre-funding, the weighted average annual percentage interest rate (the "Average Interest Rate") for all of the Contracts in the Trust at the end of the Pre-Funding Period must not be more than 100 basis points lower than the Average Interest Rate for the Contracts which were transferred to the Trust on the Closing Date;

          (5) either:

               (i) the characteristics of the Subsequent Contracts must be monitored by an insurer or other credit support provider which is independent of the Seller; or

               (ii) an independent accountant retained by the Seller must provide the Seller with a letter (with copies provided to the Exemption Rating Agencies rating the Certificates, the Underwriter and the Trustee) stating whether or not the characteristics of the Subsequent Contracts conform to the characteristics described in the Prospectus Supplement and/or Agreement. In preparing such letter, the independent accountant must use the same type of procedures as were applicable to the Contracts which were transferred to the Trust as of the Closing Date;

          (6) the Pre-Funding Period must end no later than three months or 90 days after the Closing Date or earlier in certain circumstances if the Pre-Funding Account falls below the minimum level specified in the Agreement or an event of default occurs;

          (7) amounts transferred to the Pre-Funding Account and any capitalized interest account used in connection with the pre-funding may be invested only in cash or in investments which are permitted by the Exemption Rating Agencies rating the Certificates, and such investment must be described in the Agreement and must:

               (i) be direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof (provided that such obligations are backed by the full faith and credit of the United States); or

               (ii) have been rated (or the obligor has been rated) in one of the three highest generic rating categories by one of the Exemption Rating Agencies.

          (8) the Prospectus or Prospectus Supplement must describe the duration of the Funding Period;

          (9) the Trustee (or any agent with which the Trustee contracts to provide trust services) must be a substantial financial institution or trust company experienced in trust activities and familiar with its duties, responsibilities and liabilities as a fiduciary under ERISA. The Trustee, as legal owner of the Trust, must enforce all the rights created in favor of Certificateholders of the Trust, including Plans.

          [The Seller believes that the Exemption will apply to the acquisition and holding of Senior Certificates by Plans and that all conditions of the Exemption other than those within the control of the investors have been met.] In addition, as of the date hereof, no Obligor with respect to Contracts included in the Trust constitutes more than 5% of the aggregate unamortized principal balance of the assets of the Trust. Any Plan fiduciary who proposes to cause a Plan to purchase Senior Certificates should consult with its own counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of Senior Certificates. Assets of a Plan should not be invested in Senior Certificates unless it is clear that the Exemption will apply and exempt all potential prohibited transactions. See "ERISA Considerations" in the Prospectus.

          Before purchasing a Senior Certificate, a fiduciary of a Plan should make its own determination as to the availability of the exemptive relief provided in the Exemption or the availability of any other prohibited transaction exemptions, and whether the conditions of any such exemption will be applicable to the Certificate. Any fiduciary of a Plan considering whether to purchase a Senior Certificate should also carefully review with its own legal advisors the applicability of the fiduciary duty and prohibited transaction provisions of ERISA and Section 4975 of the Code to such investment. See "ERISA Considerations" in the Prospectus.

[THE CLASS [A-2 FLOATING] CERTIFICATES]

          The Exemptions will not apply to the purchase, holding or subsequent resale of the Class [A-2 Floating] Certificates. However, Section II of DOL Prohibited Transaction Class Exemption ("PTCE") 75-1, regarding principal transactions by broker-dealers should be applicable to the acquisition of the Class A-2 Floating Certificates, provided that the Underwriter is not a fiduciary with respect to the Plan (and is not a Party in Interest (as defined in the Prospectus) with respect to the Plan by reason of being a participating employer or affiliate thereof). In addition, one or more of the following PTCE's may be applicable to the purchase, holding or subsequent resale of the Class A-2 Floating Certificates by a Plan; (i) PTCE 96-23, regarding investments determined by in-house asset managers, (ii) PTCE 95-60, regarding investments by insurance company pooled accounts; (iii) PTCE 91-38, regarding investments by bank collective investment funds; (iv) PTCE 90-1; regarding investments by insurance company pooled separate accounts; or (v) PTCE 84-14, regarding transactions negotiated by qualified professional asset managers. To the extent that the acquisition of a Class A-2 Floating Certificate by or with "plan assets" of a Plan is deemed for purposes of ERISA to be a purchase of an interest in the Class A-2 Fixed Certificates, the Exemption should be applicable to the purchase, holding or subsequent resale of such interest.

          In addition to the matters described above, purchasers of Class [A-2 Floating] Certificates that are insurance companies should consult with their counsel with respect to the United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, JOHN HANCOCK MUTUAL LIFE INSURANCE CO.
V. HARRIS TRUST AND SAVINGS BANK, 510 U.S.86 (1993). In JOHN HANCOCK, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers using insurance company general account assets should determine whether the decision or federal legislation enacted affecting insurance company general accounts (see Section 1460 of the Small Business Job Protection Act of 1996) affects their ability to make purchases of the Class [A-2 Floating] Certificates.

          [Any Plan fiduciary or other person considering whether to purchase a Class [A-2 Floating] Certificate with "plan assets" of any Plan should consult with its own legal advisors concerning the impact of ERISA and the Code and the potential consequences to its specific circumstances, prior to making an investment in the such Certificates. Moreover, each Plan fiduciary should determine whether under the general fiduciary standards of investment procedure and diversification an investment in the Class [A-2 Floating] Certificate is appropriate for the Plan, taking into account the overall investment of the Plan and the composition of the Plan's investment portfolio.]

CLASS M AND CLASS B-1 CERTIFICATES

          A Plan fiduciary or other person investing "plan assets" of any Plan will not be permitted to purchase or hold the Class M and Class B-1 Certificates, unless such person delivers to the Trustee the certificate or opinion referred to below, as such actions may give rise to a non-exempt prohibited transaction under ERISA or Section 4975 of the Code. See "ERISA Considerations" in the Prospectus. Because the Class M and Class B-1 Certificates do not meet the requirements of the Exemption, it does not provide exemptive relief for the purchase or holding of such Certificates with "plan assets" of any Plan.

          In addition, no transfer of a Class M or Class B-1 Certificate shall be registered unless the prospective transferee provides the Trustee, the Seller and the Servicer with (a) a certification to the effect that such transferee (1) is neither a Plan, a person acting on behalf of any Plan nor a person using "plan assets" of any Plan, or (2) if such transferee is an insurance company, it is purchasing such Certificate with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and represents that the purchase and holding of such Certificate is eligible for the exemptive relief available under Sections I and III of PTCE 95-60; or (b) an opinion of counsel (a "Benefit Plan Opinion") satisfactory to the Trustee, the Seller and the Servicer, and upon which the Trustee, the Seller and the Servicer shall be entitled to rely, to the effect that the purchase or holding of such Class M or Class B-1 Certificate by the prospective transferee will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Trustee, the Seller or the Servicer to any obligation in addition to those undertaken by such entities in the Agreement, which opinion of counsel shall not be an expense of the Trustee, the Seller or the Servicer. Owners of the Class M or Class B-1 Certificates will be deemed to have made one of the certifications in clauses (a)(1) and (a)(2) above.

                                    RATINGS

          It is a condition to the issuance of the Certificates that the Senior Certificates be rated "[ ]" by [ ], that the Class M Certificates be rated at least "[ ]" by [ ] and that the Class B Certificates be rated at least "[ ]" by [ ]. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. The security rating of the offered Certificates should be evaluated independently of similar security ratings assigned to other kinds of securities.

          The ratings assigned by [ ] to pass-through certificates address the likelihood of the receipt by the related certificateholders of their allocable share of principal and/or interest on the underlying assets. [ ] ratings take into consideration the credit quality of the related underlying assets, any credit support arrangements, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such underlying assets is adequate to make payments required by such certificates. [ ] ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the underlying assets or as to whether yield may be adversely affected as a result thereof. An explanation of the significance of such ratings may be obtained from [ ], [ ], New York, New York [ ], telephone [( )-].

          The Seller has not requested a rating on the Offered Certificates by any rating agency other than [ ]. However, there can be no assurance as to whether any other rating agency will rate any or all of the Offered Certificates, or if it did, what rating would be assigned to the Offered Certificates by any such other rating agency. A rating on any or all of the Offered Certificates by certain other rating agencies, if assigned at all, may be lower than the rating assigned to such Certificates by [ ].

                                LEGAL INVESTMENT

          The [Senior and Class M Certificates] offered hereby will not constitute "mortgage related securities" under the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA") until such time as the balance of the Pre-Funding Account is reduced to zero. At such time, the [Senior and Class M Certificates] will constitute legal investments for certain types of investors to the extent provided in SMMEA. Such institutions should consult their own legal advisors in determining whether and to what extent the Senior Certificates constitute legal investments for such investors.

          Because the Class B-1 Certificates will not, at the time of issuance, be rated in one of the two highest rating categories of Moody's and Fitch, the Class B-1 Certificates will not constitute "mortgage related securities" for purposes of SMMEA. Accordingly, many institutions with legal authority to invest in more highly rated securities based on first mortgage loans may not be legally authorized to invest in the Class B-1 Certificates. No representation is made as to any regulatory requirements or considerations (including without limitation regulatory capital or permissible investment requirements) applicable to the purchase of the Class B-1 Certificates by banks, savings and loan associations or other financial institutions. Such institutions should consult their own legal advisors in determining whether and to what extent the Offered Certificates constitute legal investments for such investors. See "Legal Investment" in the Prospectus.

                             METHOD OF DISTRIBUTION

          Subject to the terms and conditions of the Underwriting Agreement dated [ , 19 ] (the "Underwriting Agreement"), the Seller has agreed to sell, and [each of ] (the "Underwriters") has agreed to purchase from the Seller[s], the respective principal amounts of the Offered Certificates set forth below its name in the table below.

                                                                              Underwriters
                                                                           ------------------
Principal Amount of
-------------------
Class A-1  Certificates.................................................   $
[Class A-IO Certificates................................................   $                ]
Class M Certificates....................................................   $
Class B-1 Certificates..................................................   $

          In the Underwriting Agreement, the Underwriters have agreed, subject to the terms and conditions set forth therein, to purchase all of the Offered Certificates offered hereby if any Offered Certificates are purchased. In the event of default by an Underwriter, the Underwriting Agreement provides that, in certain circumstances, the Underwriting Agreement may be terminated.

          The Seller has been advised by the Underwriters that they propose initially to offer the Offered Certificates to the public at the prices set forth herein, and to certain dealers at such prices less the initial concession not in excess of [ %] of the Class A-1 Certificate Balance, [ %] of the Class A-IO offering price, [ %] of the Class M Certificate Balance and [ %] of the Class B-1 Certificate Balance. The Underwriters may allow dealers, and such dealers may allow, a concession not in excess of [ %] of the Class A-1 Certificate Balance, [[ %] of the Class A-IO offering price,] [ %] of the Class M Certificate Balance and [ %] of the Class B-1 Certificate Balance. After the initial public offering of the Offered Certificates, the public offering prices and such concessions may be changed.

          The Underwriting Agreement provides that the Seller will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended, or contribute to payments the Underwriters may be required to make in respect thereof.

          The Underwriters will reimburse certain expenses of the Seller.

          In connection with the sale of the Offered Certificates, the Underwriters and other persons participating in the sale may engage in transactions that stabilize, maintain or otherwise affect the price of the Offered Certificates. Specifically, the Underwriters may over-allot in connection with the sale, creating a short position in the Offered Certificates for their own account. To cover over-allotments or to stabilize the price of the Offered Certificates, the Underwriters may bid for, and purchase, Offered Certificates in the open market. The Underwriters may also impose a penalty bid whereby they may reclaim selling concessions allowed to an underwriter or a dealer for distributing the Offered Certificates, if the Underwriters repurchase previously distributed Offered Certificates in transactions to cover their short position, in stabilization transactions or otherwise. Finally, the Underwriters may bid for, and purchase, Offered Certificates in market making transactions. These activities may stabilize or maintain the market price of the Offered Certificates above market levels that may otherwise prevail. The Underwriters are not required to engage in these activities and may end any of these activities at any time.

                                USE OF PROCEEDS

          [Substantially all of the net proceeds to be received from the sale of the Offered Certificates will be used by the Seller for general corporate purposes, including the purchase of the Contracts and the payment of other expenses connected with pooling the Contracts and issuing the Offered Certificates.]

                                 LEGAL MATTERS

          Certain legal matters relating to the Offered Certificates, including legal matters relating to material federal income tax consequences concerning the Offered Certificates, will be passed upon for the Seller by Orrick, Herrington & Sutcliffe LLP, Los Angeles, California and for the Underwriters by
[   ].

                        INDEX OF SIGNIFICANT DEFINITIONS

Additional Contracts...............................................................................  7
Agreement....................................................................................... 6, 44
Alternative Credit Enhancement................................................................. 16, 59
Annual Servicing Rate.............................................................................. 45
approximate........................................................................................ ii
Available Distribution Amount................................................................... 9, 51
Average Interest Rate.............................................................................. 79
Beneficial Owner................................................................................... 64
Benefit Plan Opinion............................................................................... 82
Book-Entry Certificates............................................................................ 64
CBE................................................................................................ 42
Cede............................................................................................... 18
Cedel.............................................................................................. 64
Cedel Participants................................................................................. 66
Certain legal matters relating..................................................................... 85
Certificate Account............................................................................ 44, 50
Certificate Balance............................................................................ 12, 55
Certificate Owners......................................................................... 18, 44, 64
Certificateholder.................................................................................. 64
Certificateholders............................................................................. ii, 18
Certificates................................................................................... ii, iv
Class A Certificates........................................................................... ii, iv
Class A Interest Distribution Amount........................................................... 10, 53
Class B Certificates............................................................................... iv
Class B Interest Distribution Amount............................................................... 10
Class B-1 Interest Distribution Amount............................................................. 54
Class B-2 Distribution Amount...................................................................... 58
Class B-2 Interest Distribution Amount............................................................. 54
Class B-2 Principal Liquidation Loss Amount........................................................ 58
Class M Certificates............................................................................... iv
Class M Interest Distribution Amount........................................................... 10, 53
Class R Certificates............................................................................... iv
Closing Date....................................................................................... 49
Code............................................................................................... 20
Collection Period..................................................................................  6
Contract Files..................................................................................... 46
Contract Pool...................................................................................... ii
Contract Schedule.................................................................................. 46
Contracts....................................................................................... ii, 7
Cooperative........................................................................................ 66
Definitive Certificate............................................................................. 64
Determination Date................................................................................. 51
Distribution Date............................................................................. iii, 45
DOL................................................................................................ 77

DTC............................................................................................ 18, 1
Due Date........................................................................................... 7
Duff & Phelps..................................................................................... 77
Eligible Institution.............................................................................. 50
Eligible Investments.......................................................................... 50, 55
Eligible Substitute Contract...................................................................... 49
Enhancement Payment........................................................................... 58, 59
ERISA............................................................................................. 77
Euroclear......................................................................................... 64
Euroclear Operator................................................................................ 66
Euroclear Participants............................................................................ 66
European Depositaries............................................................................. 64
Excess Contract Payment........................................................................... 52
Excess Interest............................................................................... 14, 57
Exemption......................................................................................... 77
Exemption Rating Agencies......................................................................... 77
FDIC.............................................................................................. 50
Fiduciary......................................................................................... 78
Financial Intermediary............................................................................ 64
First Distribution Date............................................................................ 6
Formula Principal Distribution Amount......................................................... 11, 54
GFC...............................................................................................iii
Global Securities.................................................................................. 1
Grantor Trust..................................................................................... ii
Grantor Trust Agreement...........................................................................iii
Grantor Trust Estate.............................................................................. 70
Grantor Trustee...................................................................................iii
GreenPoint..................................................................................... ii, 5
IML............................................................................................... 66
Initial Class [B-2] Principal Remittance Date..................................................... 58
Initial Pass-Through Rate......................................................................... 23
Land Home Contracts................................................................................ 8
Land-in-Lieu Contracts............................................................................. 8
Legal Investment.................................................................................. 21
LIBOR............................................................................................. 72
LIBOR Determination Date.......................................................................... 73
Limited Guarantee........................................................................ iii, 15, 58
Liquidated Contract........................................................................... 12, 54
Liquidation Expenses.............................................................................. 52
Liquidation Proceeds.......................................................................... 12, 54
London business day............................................................................... 73
manufactured home................................................................................. 47
Manufactured Home.................................................................................  7
Minimum Termination Amount........................................................................ 61
Monthly Advance............................................................................... 16, 57
Monthly Servicing Fee............................................................................. 63

mortgage related securities............................................................................. 20
Net Contract Rate................................................................................... 23, 45
Net Liquidation Proceeds............................................................................ 14, 56
Nonrecoverable Advance.................................................................................. 58
Notional Principal Amount................................................................................ 9
Offered Certificates.................................................................................... ii
OID..................................................................................................... 19
Outstanding Amount Advanced............................................................................. 58
pass-thru entities...................................................................................... 75
Percentage Interest...................................................................................... 8
Plans................................................................................................... 77
Pool Scheduled Principal Balance.................................................................... 12, 54
Pre-Funded Amount....................................................................................... 49
Pre-Funding Account..................................................................................... 49
Pre-Funding Period...................................................................................... 49
prepayment.............................................................................................. 38
Prepayment Model........................................................................................ 38
Prospectus.............................................................................................. ii
PTCE.................................................................................................... 81
PTCE 95-60.............................................................................................. 82
qualified liquidation................................................................................... 62
qualified mortgage...................................................................................... 47
Record Date............................................................................................. 45
Reference Banks......................................................................................... 73
regular interests.......................................................................... iii, 19, 73, 75
Relevant Depositary..................................................................................... 64
REMIC.............................................................................................. iii, 73
REMIC Provisions........................................................................................ 73
Replaced Contract....................................................................................... 49
Reserve Account..................................................................................... 12, 55
Reserve Account Cap..................................................................................... 55
Reserve Account Draw Amount......................................................................... 12, 55
residual interest....................................................................................... 19
residual interests...................................................................................... 73
Restricted Group........................................................................................ 78
Rules................................................................................................... 64
S&P..................................................................................................... 77
Scheduled Principal Balance......................................................................... 11, 54
Scheduled Principal Reduction Amount.................................................................... 54
Securities Act..........................................................................................  5
Seller.................................................................................................. ii
Senior Certificate Balance.............................................................................. 12
Senior Certificates................................................................................. ii, iv
Series 199[ ]-[ ] Regular Certificates.................................................................. iv
Series 199[ ]-[ ] Residual Certificates................................................................. iv
Servicer................................................................................................  5

Servicer Termination Event.............................................................................. 70
single family residence................................................................................. 48
SMMEA............................................................................................... 20, 83
Structuring Assumptions................................................................................. 39
Subordinate Certificate Balance......................................................................... 12
Subordinate Certificates............................................................................ ii, iv
Subsequent Contracts....................................................................................  7
Subsequent Transfer Dates............................................................................... 49
successful Termination Auction.......................................................................... 18
Swap Agreement.......................................................................................... ii
Swap Counterparty....................................................................................... ii
Telerate Page 3750...................................................................................... 73
Terms and Conditions.................................................................................... 67
Total Regular Principal Amount...................................................................... 11, 54
Trust Fund........................................................................................... ii, 8
Trustee.............................................................................................. 5, 63
U.S. Person.............................................................................................  5
Underwriters....................................................................................... iii, 83
Underwriting Agreement.................................................................................. 83
Value................................................................................................... 25
WAC..................................................................................................... 37
WAM..................................................................................................... 37
Yield Table............................................................................................. 42

                                    ANNEX I

                       GLOBAL CLEARANCE, SETTLEMENT AND
                         TAX DOCUMENTATION PROCEDURES

          Except in certain limited circumstances, the globally offered GreenPoint Manufactured Housing Contract Trust V Senior/Subordinate Pass-Through Certificates, Series 1998-2 (the "Global Securities") will be available only in book-entry form. Investors in the Global Securities may hold such Global Securities through any of The Depository Trust Company ("DTC"), Cedel or Euroclear. The Global Securities will be tradable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

          Secondary market trading between investors holding Global Securities through Cedel and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional eurobond practice (i.e., seven calendar day settlement).

          Secondary market trading between investors holding Global Securities through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations.

          Secondary cross-market trading between Cedel or Euroclear and DTC Participants holding Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Cedel and Euroclear (in such capacity) and as DTC Participants.

          Non-U.S. holders (as described below) of Global Securities will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

INITIAL SETTLEMENT

          All Global Securities will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors' interests in the Global Securities will be represented through financial institutions noting on their behalf as direct and indirect Participants in DTC. As a result, Cedel and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

          Investors electing to hold their Global Securities through DTC will follow the settlement practices applicable conventional eurobonds, except that there will be no temporary global security and no "lock-up" or restricted period. Investors securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

          Investors electing to hold their Global Securities through Cedel or Euroclear accounts will follow the settlement procedures applicable to conventional eurobonds, except that there will be no temporary global security and no "lock-up" restricted period. Global Securities will be credited to the securities custody accounts on the settlement date against payment same-day funds.

SECONDARY MARKET TRADING

          Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser's and seller's accounts are located to ensure that settlement can be made on the desired value date.

          Trading between DTC Participants. Secondary market trading between DTC Participants will be settled using the procedures applicable to prior manufactured housing contract pass-through certificates issues in same-day funds.

          Trading between Cedel and/or Euroclear Participants. Secondary market trading between Cedel Participants or Euroclear Participants will be settled using the procedures applicable to conventional eurobonds in same-day funds.

          Trading between DTC seller and Cedel or Euroclear purchaser. When Global Securities are to be transferred from the account of a DTC Participant to the account of a Cedel Participant or a Euroclear Participant, the purchaser will send instructions to Cedel or Euroclear through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. Cedel or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Securities against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant's account against delivery of the Global Securities. After settlement has been completed, the Global Securities will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Cedel Participant's or Euroclear Participant's account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Securities will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Cedel or Euroclear cash debt will be valued instead as of the actual settlement date.

          Cedel Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Cedel or Euroclear. Under this approach, they may take on credit exposure to Cedel or Euroclear until the Global Securities are credited to their accounts one day later.

          As an alternative, if Cedel or Euroclear has extended a line of credit to them, Cedel Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Cedel Participants or Euroclear Participants purchasing Global Securities would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Securities were credited to their accounts. However, interest on the Global Securities would accrue from the value date. Therefore, in many cases the investment income on the Global Securities earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Cedel Participant's or Euroclear Participant's particular cost of funds.

          Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Securities to the respective European Depositary for the benefit of Cedel Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

          Trading between Cedel or Euroclear Seller and DTC Purchaser. Due to time zone differences in their favor, Cedel Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Securities are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant. The seller will send instructions to Cedel Participants or Euroclear Participants through a Cedel Participant or Euroclear Participant at least one business day prior to settlement. In these cases Cedel or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Securities to the DTC Participant's account against payment. Payment will include interest accrued on the Global Securities from and including the last coupon payment to and excluding the settlement date on the basis of either the actual number of days in such accrual period and a year assumed to consist of 360 days or a 360-day year of twelve 30-day months, as applicable to the related class of Global Securities. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Cedel Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Cedel Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended value date (i.e., the trade fails), receipt of the cash proceeds in the Cedel Participant's or Euroclear Participant's account would instead be valued as of the actual settlement date.

          Finally, day traders that use Cedel or Euroclear and that purchase Global Securities from DTC Participants for delivery to Cedel Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

          (a) borrowing through Cedel or Euroclear for one day (until the purchase side of the day trade is reflected in their Cedel or Euroclear accounts) in accordance with the clearing system's customary procedures;

               borrowing the Global Securities in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Securities sufficient time to be reflected in their Cedel or Euroclear account in order to settle the sale side of the trade; or

               staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Cedel Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

          A beneficial owner of Global Securities holding securities through Cedel or Euroclear (or through DTC if the holder has an address outside the U.S.) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless, under currently applicable laws, (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between such beneficial owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) such beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

          Exemption for non-U.S. Persons (Form W-8). Beneficial owners of Global Securities that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8 (Certificate of Foreign Status). If the information shown on Form W-8 changes, a new Form W-8 must be filed within 30 days of such change.

          Exemption for non-U.S. Persons with effectively connected income (Form
4224). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States, can obtain an exemption from the withholding tax by filing Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States).

          Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form 1001). Non-U.S. Persons that are Certificate Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by filing Form 1001 (Ownership, Exemption or Reduced Rate Certificate). If the treaty provides only for a reduced rate, withholding tax will be imposed at that rate unless the filer alternatively files Form W-8. Form 1001 may be filed by the Certificate Owner or his agent.

          Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

          U.S. Federal Income Tax Reporting Procedure. The Certificate Owner of a Global Security or, in the case of a Form 1001 or a Form 4224 filer, his agent, files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency). Form W-8 and Form 1001 are effective for three calendar years and Form 4224 is effective for one calendar year. The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States or any political subdivision thereof or (iii) an estate or trust the income of which is includible in gross income for United States tax purposes, regardless of its source. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities. Further, the U.S. Treasury Department has recently finalized new regulations that will revise some aspects of the current system for withholding on amounts paid to foreign persons. Under these regulations, interest or OID paid to a nonresident alien would continue to be exempt from U.S. withholding taxes (including backup withholding) provided that the holder complies with the new certification procedures.

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BY ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

PROSPECTUS

                 SUBJECT TO COMPLETION, DATED NOVEMBER 12, 1998

                 GREENPOINT CREDIT CORP., SELLER AND SERVICER

         MANUFACTURED HOUSING CONTRACT TRUST PASS-THROUGH CERTIFICATES
                             (ISSUABLE IN SERIES)


          Manufactured Housing Pass-Through Certificates ("Certificates") of one or more series (each, a "Series") may be sold from time to time under this Prospectus and a Prospectus Supplement for each such Series. The Certificates of each Series may be issued in one or more classes or subclasses (each, a "Class"), as further described herein. If the Certificates of a Series are issued in more than one Class, all or less than all of such Classes may be sold under this Prospectus, and there may be separate Prospectus Supplements for one or more of such Classes so sold. Any reference herein to the Prospectus Supplement relating to a Series comprised of more than one Class should be understood to refer to each of the Prospectus Supplements relating to the Classes sold hereunder.

          The Certificates of each Series will represent interests, as specified in the related Prospectus Supplement, in a trust fund (a "Trust Fund") created by GreenPoint Credit Corp. ("GreenPoint" or the "Seller").

          For the Index of defined terms, see page 95 herein.

          CERTAIN FACTORS SHOULD BE CONSIDERED BY PROSPECTIVE PURCHASERS OF THE CERTIFICATES. SEE "RISK FACTORS" HEREIN AT PAGE 11 AND IN THE RELATED PROSPECTUS SUPPLEMENT AT PAGE S-19.

          THE CERTIFICATES WILL NOT REPRESENT INTERESTS IN OR OBLIGATIONS OF GREENPOINT OR, UNLESS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT, ANY OF ITS AFFILIATES. THE CERTIFICATES WILL NOT BE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY, THE UNDERWRITER OR ANY OF ITS AFFILIATES, GREENPOINT OR (EXCEPT AS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT) ANY OF ITS AFFILIATES. EXCEPT AS OTHERWISE SPECIFIED IN THE RELATED PROSPECTUS SUPPLEMENT, THE COLLECTIONS ON THE CONTRACTS WILL CONSTITUTE THE ONLY SOURCE OF FUNDS FOR PAYMENT ON THE CERTIFICATES.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          This Prospectus may not be used to consummate sales of Certificates unless accompanied by a Prospectus Supplement.

                The date of this Prospectus is ________, 1998.

          The Trust Fund for each Series of Certificates will be separate from the Trust Fund for any other Series of Certificates. Each Trust Fund will include a pool (each, a "Contract Pool") of manufactured housing installment sales contracts and installment loan agreements (the "Contracts") together with certain contract rights and other rights relating to such Contracts. GreenPoint will act as the servicer of the Contracts in each Trust Fund (together with any successor servicer appointed as described herein, the "Servicer").

          The Contracts comprising each Contract Pool will be conveyed to the relevant Trust Fund by the Seller. Each Contract will have been either (i) originated or purchased by the Seller, in each case on an individual basis in the ordinary course of its business or (ii) purchased by the Seller in bulk from other lenders or finance companies (including from Bank of America, FSB in the Acquisition (as defined herein)), from governmental agencies or instrumentalities or from other entities. Interests in each Trust Fund will be evidenced by a separate Series of Certificates.

          If a Series of Certificates is comprised of more than one Class, the related Prospectus Supplement will set forth the interest in the applicable Trust Fund represented by each Class sold hereunder. The timing of distributions of principal or of interest or of both to the holders of Certificates of such Classes may be on a sequential, pro-rata or other basis as specified in the related Prospectus Supplement. In addition, if specified in the related Prospectus Supplement, the rights of the holders of the Certificates of one or more Classes of a multiple-Class Series to receive distributions with respect to some or all of the assets of the related Trust Fund may be subordinate to such rights of the holders of the Certificates of one or more other Classes.

          Neither the Seller nor any of its affiliates will have any obligations with respect to any Series of Certificates except, in the case of the Seller, for obligations arising from certain representations and warranties with respect to the Contracts sold by it in the related Contract Pool and, in the case of the Servicer, for certain contractual servicing obligations, each as further described herein. See "Risk Factors--No Recourse" herein.

          To the extent specified in the related Prospectus Supplement, the holders of the Certificates of any Series, or of one or more Classes within a Series, may be entitled to the benefit of overcollateralization or subordination of one or more Classes of Certificates within such Series, one or more spread accounts or other reserve funds, one or more letters of credit, one or more surety bonds or other credit facilities and/or one or more certificate purchase agreements or other liquidity facilities. See "Credit and Liquidity Enhancement" herein and the related Prospectus Supplement.

          If so specified in the applicable Prospectus Supplement, the Certificates of a Series or of any Class within a Series will be issuable in the form of one or more global certificates represented by book-entries on the records of a depository or participating members thereof. See "Reports to Certificateholders," "Risk Factors," and "Description of the Certificates-- Global Certificates" herein and the related Prospectus Supplement.

          There will have been no public market for any Certificates sold hereunder prior to the offering thereof and there is no assurance that any such market will develop. The

Underwriters named in the Prospectus Supplement relating to a Series may from time to time buy and sell Certificates of such Series, but there can be no assurance that an active secondary market therefor will develop, and there is no assurance that any such market, if established, will continue. See "Risk Factors--Limited Liquidity" herein.

          An election may be made to cause the Trust Fund relating to a Series of Certificates to be treated as a real estate mortgage investment conduit (a "REMIC") for federal income tax purposes. See "Federal Income Tax Consequences" herein.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          With respect to any Class of Certificates that is supported by a guarantee of GreenPoint Financial Corp. ("GFC"), GFC's Annual Report on Form 10-K for the year ended December 31, 1997 and Quarterly Reports on form 10-Q for the periods ended March 31 and June 30, 1998, which have been filed with the Commission, are hereby incorporated by reference in this Prospectus and the related Prospectus Supplement.

          All reports and other documents filed by the Servicer with respect to the Trust Fund for any Series of Certificates, pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates of such Series shall be deemed to be incorporated by reference into this Prospectus and to be made a part hereof.
All reports and other documents filed by the GFC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Prospectus and prior to the termination of the offering of the Certificates of such Series shall be deemed to be incorporated by reference into this Prospectus and the Prospectus Supplement relating to a Class of Certificates that is supported by a guarantee of GFC, and to be a part thereof from the respective dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as modified or superseded, to constitute a part of this Prospectus.

          Upon request by any person to whom this Prospectus and the applicable Prospectus Supplement are delivered in connection with the offering of one or more Classes of Certificates, the Servicer will provide or cause to be provided without charge a copy of any such documents and/or reports incorporated herein by reference, in each case to the extent such documents or reports relate to such Classes of Certificates, other than the exhibits to such documents (unless such exhibits are specifically incorporated by reference in such documents). Requests to the Servicer should be directed orally or in writing to GreenPoint Credit Corp., telephone number (212) 834-1000. The Seller has determined that its financial statements are not material to the offering of any Certificates.

                            ADDITIONAL INFORMATION

          This Prospectus contains, and the Prospectus Supplement for each Series of Certificates will contain, a summary of certain material terms of certain of the documents referred to herein and therein, but neither contains or will contain all of the information set forth in the Registration Statement of which this Prospectus is a part (the "Registration Statement"). For further information, reference is made to such Registration Statement and the exhibits thereto which the Seller has filed with the Securities and Exchange Commission (the "Commission"), Washington, D.C., under the Securities Act. Statements contained in this Prospectus and any Prospectus Supplement describing a provision of any contract or other document referred to are summaries, and if this Prospectus or such Prospectus Supplement indicates that such contract or other document has been filed as an exhibit to the Registration Statement, reference is made to the copy of the contract or other document filed as an exhibit. Copies of the Registration Statement can be inspected and, upon payment of the Commission's prescribed charges, copies can be obtained at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's following regional offices: Northeast Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and Midwest Regional Office, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. The Commission maintains a web site at http://www.sec.gov that contains reports and other documents filed by registrants electronically with the Commission.

                         REPORTS TO CERTIFICATEHOLDERS

          Unless and until Definitive Certificates (as defined herein) with respect to a Trust Fund are issued, monthly and annual reports, which contain unaudited information concerning the Trust Fund and are prepared by the Servicer, will be sent on behalf of the Trust Fund to Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC") and registered holder of the Certificates offered hereby, pursuant to the Agreement (as defined herein). See "Description of the Certificates--Global Certificates." Such reports will not constitute financial statements prepared in accordance with generally accepted accounting principles. The Agreement will not require the sending of, and the Seller does not intend to send, any of its financial reports to registered holders (the "Certificateholders") of the Certificates offered hereby or to owners (the "Certificate Owners") of beneficial interests in the Certificates. The Servicer will file with the Commission such periodic reports with respect to the Trust Fund as are required under the Exchange Act, and the rules and regulations of the Commission thereunder. If the number of Certificateholders of record is below 300, the Certificates may cease to be subject to the periodic reporting requirements of the Exchange Act. In that case, the Servicer may cease to file such reports with the Commission. The Trustee would, however, continue to provide periodic reports to Certificateholders as and to the extent described in the Prospectus Supplement.

                               TABLE OF CONTENTS

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE............................. III
ADDITIONAL INFORMATION......................................................  IV
REPORTS TO CERTIFICATEHOLDERS...............................................  IV
SUMMARY OF TERMS............................................................   1
RISK FACTORS................................................................  11
THE CONTRACT POOLS..........................................................  15
THE SELLER..................................................................  19
THE ACQUISITION.............................................................  19
LOAN ORIGINATIONS...........................................................  20
UNDERWRITING PRACTICES......................................................  20
SERVICING...................................................................  23
PREPAYMENT AND YIELD CONSIDERATIONS.........................................  24
PREPAYMENT CONSIDERATIONS...................................................  24
YIELD CONSIDERATIONS........................................................  25
DESCRIPTION OF THE CERTIFICATES.............................................  26
GENERAL.....................................................................  27
CONVEYANCE OF CONTRACTS.....................................................  28
PAYMENTS ON CONTRACTS.......................................................  29
DISTRIBUTIONS ON CERTIFICATES...............................................  29
GLOBAL CERTIFICATES.........................................................  32
DTC'S YEAR 2000 EFFORTS.....................................................  33
OPTIONAL AND MANDATORY REPURCHASE OF CERTIFICATES; OPTIONAL
 TERMINATION AND TERMINATION AUCTION........................................  34
TERMINATION OF THE AGREEMENT................................................  36
COLLECTION AND OTHER SERVICING PROCEDURES...................................  36
SERVICING COMPENSATION AND PAYMENT OF EXPENSES; CERTAIN
 MATTERS REGARDING THE SERVICER.............................................  36
AMENDMENT...................................................................  39
THE TRUSTEE.................................................................  40
INDEMNIFICATION.............................................................  41
CREDIT AND LIQUIDITY ENHANCEMENT............................................  41
SUBORDINATION...............................................................  41


                                                              Page in Prospectus
                                                                 on Which Term
                                                                   is Defined
                                                              ------------------
RESERVE FUNDS................................................................ 44
CREDIT FACILITIES............................................................ 44
LIQUIDITY FACILITIES......................................................... 45
FEDERAL INCOME TAX CONSEQUENCES.............................................. 45
REMIC ELECTIONS.............................................................. 47
REMIC CERTIFICATES........................................................... 47
TAXATION OF REGULAR CERTIFICATES............................................. 50
TREATMENT OF CERTIFICATES REPRESENTING A REMIC REGULAR
 INTEREST COUPLED WITH A SWAP OR CAP CONTRACT................................ 61
TAXATION OF RESIDUAL CERTIFICATES............................................ 62
NON-REMIC TRUSTS............................................................. 73
OWNER TRUST CERTIFICATES OR NOTES............................................ 77
TREATMENT OF THE OWNER TRUST CERTIFICATES OR NOTES AS DEBT................... 77
TREATMENT OF THE OWNER TRUST................................................. 78
TREATMENT OF THE OWNER TRUST CERTIFICATES OR NOTES........................... 78
OTHER TAX CONSEQUENCES....................................................... 80
RESTRICTIONS ON TRANSFER OF REMIC RESIDUAL CERTIFICATES...................... 80
TAX-EXEMPT INVESTORS......................................................... 80
LEGAL INVESTMENT............................................................. 80
ERISA CONSIDERATIONS......................................................... 82
CERTAIN LEGAL ASPECTS OF THE CONTRACTS....................................... 83
THE CONTRACTS (OTHER THAN LAND HOME AND LAND-IN LIEU
 CONTRACTS).................................................................. 83
LAND HOME AND LAND-IN-LIEU CONTRACTS......................................... 87
CERTAIN MATTERS RELATING TO INSOLVENCY....................................... 90
CONSUMER PROTECTION LAWS..................................................... 90
TRANSFERS OF MANUFACTURED HOMES; ENFORCEABILITY OF
 RESTRICTIONS ON TRANSFER.................................................... 91
APPLICABILITY OF USURY LAWS.................................................. 92
RATINGS...................................................................... 92
METHOD OF DISTRIBUTION....................................................... 93
USE OF PROCEEDS.............................................................. 94
LEGAL MATTERS................................................................ 94


                                                              Page in Prospectus
                                                                 on Which Term
                                                                   is Defined
                                                              ------------------
EXPERTS...................................................................... 94
INDEX OF SIGNIFICANT DEFINITIONS............................................. 95

                               SUMMARY OF TERMS

          This section is provided only as a summary of the detailed information appearing elsewhere in this Prospectus and the information with respect to each Series of Certificates contained in the related Prospectus Supplement. Reference is made to the "Index of Significant Definitions" herein beginning at page 95 for the location in this Prospectus of the definitions of certain terms.


Title of Certificates.........  Manufactured Housing Contract Trust Pass-Through
                                Certificates (Issuable in Series).

Issuer........................  The Trust, a Grantor Trust or an Owner Trust as
                                specified in the related prospectus supplement.

Seller........................  GreenPoint Credit Corp. ("GreenPoint").

Servicer......................  GreenPoint (together with any successor servicer under the Agreement (as defined herein), the
                                "Servicer").

Risk Factors..................  Certain risk factors are particularly relevant to a decision to invest in any Certificates sold
                                hereunder. See "Risk Factors" herein.

The Contracts.................  The Certificates of any Series will represent undivided ownership interest in a pool (a
                                "Contract Pool") of certain manufactured housing
                                installment sales contracts and installment loan
                                agreements (each, a "Contract" and,
                                collectively, the "Contracts"). Contracts
                                comprising a Contract Pool will have been either
                                (i) originated or purchased by the Seller, in
                                each case on an individual basis in the ordinary
                                course of its business or (ii) purchased by the
                                Seller in bulk from other lenders or finance
                                companies (including from Bank of America, FSB
                                in the Acquisition (as defined herein) and
                                including from lenders and finance companies
                                with whom GreenPoint may have or may establish
                                referral arrangements), from governmental
                                agencies or instrumentalities or from other
                                entities. Each Contract will be secured by a new
                                or used manufactured home (each manufactured
                                home securing a Contract being referred to
                                herein as a "Manufactured Home") and, in certain
                                cases, by a mortgage, deed of trust or other
                                instrument securing the real estate on which the
                                Manufactured Home is located ("Land Home" or
                                "Land-in-Lieu Contract"). If so specified in the
                                related Prospectus Supplement, none of the
                                Contracts or collections thereon will be insured
                                or guaranteed by any governmental agency or
                                instrumentality. The applicable Prospectus
                                Supplement will specify if any of the related
                                Contracts are Land Home or Land-in-Lieu
                                Contracts and whether the annual percentage rate
                                ("Contract Rate") for each such Contract is
                                fixed, is variable or increases


                                ("steps up") in specified increments on certain dates. The Prospectus Supplement relating to each Series of Certificates will provide information as of the first day of the month of initial issuance of such Certificates (the "Cut-off Date") with respect to, among other things,
                                (i) the number, the aggregate unpaid principal balance, and the range of outstanding principal balances of the Contracts comprising the related
                                Contract Pool; (ii) the weighted average of the Contract Rates ("Weighted Average Contract
                                Rate") of the Contracts and the distribution of Contract Rates as of the related Cut-off Date;
                                (iii) the weighted average original and
                                remaining terms to maturity of the Contracts and the distribution of remaining terms to maturity;
                                (iv) the average outstanding principal balance of the Contracts; (v) the geographical distribution of the related Manufactured Homes at origination; (vi) the years of origination of the Contracts; (vii) the distribution of original principal balances of the Contracts;
                                (viii) the percentage amount of Contracts secured by new or used Manufactured Homes; (ix) the range of and weighted average loan-to-value ratios at origination; and (x) the month and year in which the final scheduled payment date for the Contract with the latest maturity is scheduled to occur. No more than a maximum of 5% of the Contracts (measured by aggregate principal balance of the assets in the Contract
                                Pool), as described herein and the related prospectus supplement, as of the Cut-off Date, may deviate from the characteristics of the assets in the Contract Pool as of the Cut-off
                                Date. If a Contract Pool contains Step-Up Rate
                                Contracts (as defined herein), the related
                                Prospectus Supplement will specify the
                                percentage of the Contract Pool comprised of such Contracts, the period during which the Contract Rates for such Contracts will be stepped up, the range of increases in such Contract Rates and the range of increases in the Scheduled Payments (as defined herein) for such Contracts. If a Contract Pool contains variable rate Contracts, the related Prospectus
                                Supplement will contain a description of the basis on which such rates are determined, including any maximum or minimum rates and the frequency with which any such rate adjusts. The
                                Prospectus Supplement relating to a Series of Certificates also will contain certain information about Contracts in the related Trust
                                Fund that are Land Home Contracts (as defined herein), Land-in-Lieu Contracts (as defined herein) or Contracts that are partially guaranteed by the Veterans Administration or partially insured by the Federal Housing
                                Administration.


                                To the extent that the Seller believes such information to be material, any Prospectus
                                Supplement may also include additional
                                information concerning the related Contract Pool that is stored in the electronic data processing system of the Seller.

Pre-Funding Account...........  In addition, if so specified in the related
                                Prospectus Supplement, additional Contracts may
                                be purchased from GreenPoint during the Pre-
                                Funding Period as defined in the related
                                Prospectus Supplement, from funds on deposit in
                                a Pre-Funding Account, as defined in the related
                                Prospectus Supplement.

Description of Certificates...  Each Series of Certificates will be issued pursuant to a pooling and servicing agreement
                                (each, an "Agreement") entered into by
                                GreenPoint as Seller and as Servicer, the trustee specified in the related Prospectus
                                Supplement (the "Trustee"), and such other parties, if any, as may be specified in the related Prospectus Supplement. The Certificates of a Series may be issued in one or more classes or subclasses (each referred to in this Prospectus as a "Class"). If the Certificates of a Series are issued in more than one Class, the Certificates of all or less than all of such Classes may be sold under this Prospectus, and there may be separate Prospectus Supplements relating to one or more of such Classes so sold.
                                Any reference herein to the Prospectus
                                Supplement relating to a Series comprised of more than one Class should be understood to refer to each of the Prospectus Supplements relating to the Classes of such Series sold hereunder. Any reference herein to the Certificates of a Class should be understood as a reference to the Certificates of a Class within a Series, the Certificates of a subclass within a Class or all of the Certificates of a single-Class Series, as the context may require.

                                The Certificates of each Series will evidence an interest, as specified in the related Prospectus
                                Supplement, in a trust fund (a "Trust Fund") created by the Seller pursuant to an Agreement.
                                Each Trust Fund will include a Contract Pool together with certain contract rights and other rights relating to such Contracts (as discussed below). Each Trust Fund may from time to time also include title to any Manufactured Home that is repossessed following a Contract default, hazard insurance claims and proceeds from the sale of any such Manufactured Home or such hazard insurance claims. The Contracts comprising each Contract Pool will be sold to the related Trust Fund by the Seller.

Non-Recourse Obligations......  The Certificates will not represent interests in or obligations of GreenPoint or, if so specified
                                in the related Prospectus Supplement, any of its
                                affiliates. The Certificates will not be insured
                                or guaranteed by any governmental agency or
                                instrumentality, the Underwriter or any of its
                                affiliates, GreenPoint or (except as otherwise
                                specified in the related Prospectus Supplement)
                                any of its affiliates. Except as otherwise
                                specified in the related Prospectus Supplement,
                                the collections on the Contracts will constitute
                                the only source of funds for payment


                                    on the Certificates.

Distributions on Certificates....   All Certificates will entitle the holders
                                    thereof to distributions, on the dates
                                    specified in the related Prospectus
                                    Supplement (each, a "Distribution Date"),
                                    from amounts collected on the underlying
                                    Contracts. The Certificates of a Class may
                                    entitle the holders thereof to (a)
                                    distributions of both principal and
                                    interest, (b) distributions of principal
                                    only or (c) distributions of interest only.
                                    Such distributions will be made in
                                    accordance with a formula described in the
                                    related Prospectus Supplement, and, if so
                                    specified in such Prospectus Supplement,
                                    distributions allocable to a Class of
                                    Certificates will be applied first to
                                    interest, if any, and second to principal,
                                    if any. To the extent specified in the
                                    related Prospectus Supplement, the rights of
                                    the holders of the Certificates of one or
                                    more Classes of a multiple-Class Series to
                                    receive distributions of principal or of
                                    interest or both from amounts collected on
                                    the Contracts may be subordinate to such
                                    rights of the holders of Certificates of one
                                    or more other Classes. See "Credit and
                                    Liquidity Enhancement" herein and the
                                    applicable Prospectus Supplement.

A.  Distributions of Principal....  If the Certificates of a Class entitle the holders thereof to distributions of
                                    principal, the related Prospectus Supplement
                                    will specify an initial aggregate principal
                                    balance for the Certificates of the Class
                                    (the related "Certificate Balance") and a
                                    method of computing the amount of principal,
                                    if any, to be distributed to the holders of
                                    such Certificates on each Distribution Date.
                                    If so specified in the related Prospectus
                                    Supplement, principal distributions for the
                                    Certificates of a Class will be computed on
                                    the basis of a formula which, on each
                                    Distribution Date, allocates all or a
                                    portion of the Total Regular Principal
                                    Amount relating to that Distribution Date to
                                    the Certificates of that Class. The "Total
                                    Regular Principal Amount" is the total
                                    amount by which the aggregate outstanding
                                    principal balance of the Contracts in the
                                    related Contract Pool is reduced during one
                                    or more collection periods prior to the
                                    Distribution Date designated in such
                                    Prospectus Supplement (each, a "Collection
                                    Period"). Such reduction may occur as a
                                    result of actuarially predetermined
                                    scheduled principal reductions, receipt of
                                    principal prepayments, liquidation of
                                    Contracts, losses on Contracts and
                                    repurchases of Contracts under certain
                                    conditions, the failure of a third party
                                    credit support provider, if any, to make a
                                    required payment, or a combination of the
                                    foregoing events. See "The Contract Pools,"
                                    "Description of the Certificates--Conveyance
                                    of Contracts," "Description of the
                                    Certificates--Optional and Mandatory
                                    Repurchase of Certificates; Termination
                                    Auction" and "Description of the
                                    Certificates--Collection and Other Servicing
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                                      -4-
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                                    Procedures" herein. Distributions with
                                    respect to all or a portion of the Total
                                    Regular Principal Amount are sometimes
                                    referred to herein as distributions of
                                    "Regular Principal." The Total Regular
                                    Principal Amount with respect to any
                                    Contract Pool and any Distribution Date may
                                    be estimated in a manner specified in the
                                    related Prospectus Supplement.

                                    If, due to liquidation losses or other
                                    circumstances adversely affecting the
                                    collections on the underlying Contract Pool, the Contract collections available on any Distribution Date to make distributions of Regular Principal to the holders of the Certificates of a Class are less than the portion of the Total Regular Principal
                                    Amount allocable to such Class, the
                                    deficiency may be made up from (i) the
                                    amount, if any, by which the interest
                                    collected on nondefaulted Contracts during the same Collection Period exceeds the interest distribution due to the holders of Certificates for the related Series, the servicing fee of the Servicer (to the extent such servicing fee is payable prior to distributions of interest to the holders of any Class of Certificates) and other expenses of the Trust Fund or (ii) funds available from one or more forms of credit support, but only to the extent, if any, specified in the applicable Prospectus
                                    Supplement. Additionally, if so specified in the related Prospectus Supplement, if
                                    GreenPoint is acting as Servicer, GreenPoint may subordinate the Monthly Servicing Fee for a Series with respect to all, or a portion of, the amounts due to the related
                                    Certificateholders on the terms and
                                    conditions set forth in such Prospectus
                                    Supplement. See "Credit and Liquidity
                                    Enhancement" herein. If specified in the applicable Prospectus Supplement, the
                                    Certificate Balance of the Certificates of a Class will be reduced on each Distribution
                                    Date by the full amount of the portion of the Total Regular Principal Amount allocable to such Class even if, due to deficient
                                    Contract collections, a full distribution thereof is not made.

                                    The applicable distribution formula for each
                                    Class of a multiple-Class Series may
                                    allocate the Total Regular Principal Amount
                                    among the various Classes on a pro rata,
                                    sequential or other basis, as specified in
                                    the related Prospectus Supplement. If
                                    specified in the related Prospectus
                                    Supplement, any such formula may entitle the
                                    holders of Certificates of a particular
                                    Class to receive on certain Distribution
                                    Dates, distributions of Regular Principal
                                    from particular sources of credit support
                                    upon the occurrence of certain losses or
                                    delinquencies, even if the holders of the
                                    Certificates of such Class would not have
                                    been entitled to receive principal
                                    distributions on such Distribution Dates
                                    from amounts collected on the underlying
                                    Contracts in the absence of such losses or
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                                      -5-
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                                    delinquencies.

                                    If specified in the applicable Prospectus
                                    Supplement, the Certificates of a Class may entitle the holders thereof to special principal distributions on particular
                                    Distribution Dates that are unrelated to the Total Regular Principal Amount for any such
                                    Distribution Date ("Special Principal
                                    Distributions"). Special Principal
                                    Distributions may be made, under the
                                    circumstances set forth in the applicable
                                    Prospectus Supplement, from interest
                                    collected on the underlying Contract Pool, from funds available from one or more forms of credit support or from such other source as may be specified in such Prospectus
                                    Supplement. The Certificates of a Class
                                    having an initial Certificate Balance may entitle the holders thereof to distributions of Regular Principal only, to distributions of Regular Principal and to Special
                                    Principal Distributions or to Special
                                    Principal Distributions only. However, if so specified in the related Prospectus
                                    Supplement, the Certificates of a Class will not entitle the holders thereof to aggregate principal distributions in excess of the initial Certificate Balance for such Class.

B.  Distributions of Interest.....  The distribution formula for a Class of
                                    Certificates having an initial Certificate
                                    Balance may, but need not, also specify a
                                    method of computing the interest, if any, to
                                    be distributed on specified Distribution
                                    Dates (which may include all or less than
                                    all of the Distribution Dates) to the
                                    holders of the Certificates of such Class.
                                    Such interest may be equal, subject to such
                                    adjustments as may be described in the
                                    related Prospectus Supplement, to a
                                    specified number of days' interest on the
                                    applicable Certificate Balance (before
                                    giving effect to any reduction thereof on
                                    such Distribution Date), calculated at a
                                    rate (the "Pass-Through Rate") specified in
                                    the related Prospectus Supplement. The Pass-
                                    Through Rate may be fixed or variable, and,
                                    if specified in the related Prospectus
                                    Supplement, may shift from a variable rate
                                    to a fixed rate under the conditions
                                    specified in such Prospectus Supplement. See
                                    "Description of the Certificates--
                                    Distributions on Certificates--Distributions
                                    of Interest" herein for a general
                                    description of the types of variable Pass-
                                    Through Rates that might be applicable to a
                                    Class of Certificates. Alternatively, such
                                    interest may be equal to all or a portion
                                    (which portion will be determined as
                                    described in the related Prospectus
                                    Supplement) of the interest due on the
                                    related Contracts during one or more
                                    Collection Periods occurring prior to such
                                    Distribution Date. Classes of Certificates
                                    that do not entitle the holders thereof to
                                    receive distributions of principal may
                                    nevertheless entitle such holders to receive
                                    interest distributions calculated on this
                                    basis. If, due to liquidation losses or
                                    other
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                                      -6-
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                                    circumstances adversely affecting the
                                    collections on the underlying Contract Pool,
                                    the Contract collections available to make
                                    distributions of interest to the holders of
                                    the Certificates of a Class are less than
                                    the amount of interest computed as described
                                    above, the deficiency may be made up from
                                    other sources, but only to the extent, if
                                    any, specified in the related Prospectus
                                    Supplement. See "Credit and Liquidity
                                    Enhancement" herein and the applicable
                                    Prospectus Supplement.

C.  Residual Interests...........   If specified in the related Prospectus
                                    Supplement, a Class of Certificates in any
                                    Series may evidence a residual interest in
                                    the related Trust Fund (the "Residual
                                    Interest"). Any such Class will not have
                                    been registered under the Securities Act and
                                    will not be offered or sold pursuant to this
                                    Prospectus. Certificates evidencing a
                                    Residual Interest will not have the features
                                    described above. Rather, if so specified in
                                    such Prospectus Supplement, such
                                    Certificates will entitle the holders
                                    thereof to receive distributions from
                                    amounts collected on the Contracts which
                                    would not be needed to make distributions to
                                    the holders of other interests in the Trust
                                    Fund (or to pay expenses of the related
                                    Trust Fund) in the absence of liquidation
                                    losses or other events resulting in
                                    deficient Contract collections.

                                    In addition, if specified in the related
                                    Prospectus Supplement, certain or all
                                    Certificates evidencing Residual Interests may also entitle the holders thereof to receive additional distributions of assets of the related Trust Fund, to the extent any such assets remain after being applied to make distributions to the holders of other interests in the Trust Fund (or to pay expenses of the Trust Fund). The
                                    Certificates evidencing a Residual Interest may entitle the holders thereof to distributions at various times throughout the life of the related Trust Fund or only upon termination of the Trust Fund, all as more fully set forth in the related
                                    Prospectus Supplement. If an election is made to treat the related Trust Fund as a REMIC, the holders of a Residual Interest in such Trust Fund will be subject to federal income taxation with respect to their ownership of such Residual Interest as described herein under "Federal Income Tax
                                    Consequences--REMIC Certificates--Taxation
                                    of Residual Certificates."

Global Certificates..............   If so specified in the related Prospectus
                                    Supplement, the Certificates of a Series, or
                                    of one or more Classes within a Series, will
                                    be issuable in the form of one or more
                                    global certificates (each, a "Global
                                    Certificate") to be held by Cede & Co.
                                    ("Cede"), as nominee of The Depository Trust
                                    Company ("DTC"), on behalf of the beneficial
                                    owners (the "Certificate Owners") of the
                                    Certificates, as described herein under
                                    "Description of the
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                                      -7-
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                                    Certificates--Global Certificates." If some
                                    or all of the Certificates of a Series are
                                    issued in the form of one or more Global
                                    Certificates, certain monthly and annual
                                    reports prepared by the Servicer under the
                                    related Agreement will be sent on behalf of
                                    the related Trust Fund to Cede and not to
                                    the Certificate Owners, as described in
                                    "Reports to Certificateholders" above.

Credit and Liquidity Enhancement..  The extent, if any, to which a Class of
                                    Certificates in any Series may be entitled to the benefit of one or more forms of credit and liquidity enhancement by means of overcollateralization or subordination of one or more Classes of Certificates in such Series, the deposit of funds into one or more spread accounts or other reserve funds, the issuance of one or more letters of credit, a limited guarantee of GreenPoint
                                    Financial Corp. ("GFC"), surety bonds, or other credit facilities, or a combination thereof, and/or the performance under one or more certificate purchase agreements or other liquidity facilities, or a combination thereof, will be described in the related
                                    Prospectus Supplement. See "Credit and
                                    Liquidity Enhancement" herein and the
                                    related Prospectus Supplement.

Advances..........................  The extent, if any, to which the Servicer will be required to make advances of
                                    delinquent scheduled payments on the
                                    Contracts in a Contract Pool will be
                                    described in the related Prospectus
                                    Supplement.

Optional Termination and
 Termination Auction..............  The Servicer has the option to purchase from the Trust Fund all Contracts then
                                    outstanding and all other property in the
                                    Trust Fund on any Distribution Date after
                                    the First Distribution Date if, among other
                                    conditions, the Pool Scheduled Principal
                                    Balance is less than 10% (or such other
                                    percentage as may be specified in the
                                    related Prospectus Supplement) of the Cut-
                                    off Date Pool Principal Balance. See
                                    "Description of the Certificates--Optional
                                    Termination and Termination Auction" herein.
                                    During that period, the Servicer also may
                                    direct the Trustee to conduct a Termination
                                    Auction for the sale of all Contracts then
                                    outstanding in the Trust Fund, and, in any
                                    event, if the Servicer has not exercised the
                                    option call within 90 days of the first
                                    Distribution Date when the Pool Scheduled
                                    Principal Balance is less than 10% (or such
                                    other percentage as may be specified in the
                                    related Prospectus Supplement) of the Cut-
                                    off Date Pool Principal Balance, the
                                    Servicer shall direct the Trustee to conduct
                                    a Termination Auction. The Trustee will sell
                                    all the Contracts to the highest bidder,
                                    subject, among other things, to (i) the
                                    requirement that the highest bid equal or
                                    exceed the Minimum Termination Amount, and
                                    (ii) the requirement that at least one bid
                                    be tendered by an active participant in the
                                    asset-backed securities
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                                      -8-
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                                       or manufactured housing contract market
                                       that is not affiliated with GreenPoint.
                                       See "Description of the Certificates--
                                       Optional Termination and Termination
                                       Auction" herein. Any early termination of
                                       the Trust Fund and early retirement of
                                       the Certificates that results from the
                                       Servicer's exercise of the option call or
                                       a "successful Termination Auction" (a
                                       Termination Auction where a bidder has
                                       been accepted and funds have been
                                       deposited in the Certificate Account) may
                                       have an effect on an investor's yield on
                                       such Certificates. See "Prepayment and
                                       Yield Considerations" herein and in the
                                       Prospectus Supplement.

Federal Income Tax Consequences.....   The federal income tax consequences of
                                       the purchase, ownership and disposition
                                       of the Certificates in any Series will
                                       depend on, among other factors, whether
                                       an election is made to treat the related
                                       Trust Fund as a REMIC under the
                                       provisions of the Internal Revenue Code
                                       of 1986, as amended (the "Code"). See
                                       "Federal Income Tax Consequences--
                                       REMIC Certificates" herein for a
                                       discussion of the federal income tax
                                       consequences of the purchase, ownership
                                       and disposition of the Certificates in
                                       any Series if such an election is made.
                                       See "Federal Income Tax
                                       Consequences--Non-REMIC Trusts" for a
                                       discussion of the federal income tax
                                       consequences of the purchase, ownership
                                       and disposition of the Certificates in
                                       any Series if such an election is not
                                       made.

ERISA Considerations................   A fiduciary of any employee benefit or
                                       other plan subject to the Employee
                                       Retirement Income Security Act of 1974,
                                       as amended ("ERISA"), or Section 4975 of
                                       the Code should carefully review with its
                                       own legal advisors whether the purchase
                                       or holding of Certificates could give
                                       rise to a transaction that is prohibited
                                       or otherwise impermissible under ERISA or
                                       the Code. See "ERISA Considerations"
                                       herein and in the related Prospectus
                                       Supplement. If specified in the related
                                       Prospectus Supplement, certain
                                       Certificates sold hereunder will not be
                                       transferable to certain benefit plan
                                       investors except under the conditions set
                                       forth in such Prospectus Supplement.

Legal Investment....................   Unless otherwise indicated in the
                                       applicable Prospectus Supplement, any
                                       Certificates offered hereby that are
                                       rated by at least one nationally
                                       recognized statistical rating
                                       organization in one of its two highest
                                       rating categories will generally
                                       constitute "mortgage related securities"
                                       under the Secondary Mortgage Market
                                       Enhancement Act of 1984, as amended
                                       ("SMMEA") and, as such, would be "legal
                                       investments" for certain types of
                                       institutional investors to the extent
                                       provided in SMMEA. Certain state laws
                                       have overridden SMMEA and, therefore,
                                       institutional investors should review
                                       with their own legal advisors whether
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                                      -9-
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                                       such Certificates would constitute a
                                       legal investment. In addition, some
                                       Classes of Certificates offered hereby
                                       may not be rated in one of the two
                                       highest rating categories and thus would
                                       not constitute "mortgage related
                                       securities." See "Legal Investment"
                                       herein and in the related Prospectus
                                       Supplement.

Ratings.............................   It is a condition to the issuance of each
                                       Class of Certificates sold under this
                                       Prospectus that it be rated at the time
                                       of issuance by at least one nationally
                                       recognized statistical rating
                                       organization in one of its four highest
                                       rating categories. A security rating is
                                       not a recommendation to buy, sell or hold
                                       securities and may be subject to revision
                                       or withdrawal at any time by the
                                       assigning rating agency. The security
                                       rating of any Class of Certificates
                                       should be evaluated independently of
                                       similar security ratings assigned to
                                       other kinds of securities, including
                                       Certificates in the same Series or
                                       Certificates of other Series sold under
                                       this Prospectus.

                                       Ratings on manufactured housing contract
                                       pass-through certificates address the
                                       likelihood of the receipt by
                                       Certificateholders of their allocable
                                       share of principal and interest on the
                                       underlying manufactured housing contract
                                       assets. These ratings address structural
                                       and legal aspects associated with such
                                       certificates, the extent to which the
                                       payment stream on such underlying assets
                                       is adequate to make payments required by
                                       such certificates and the credit quality
                                       of the credit enhancer, if any. Ratings
                                       on the Certificates do not, however,
                                       constitute a statement regarding the
                                       likelihood of principal prepayments by
                                       Obligors under the Contracts in the
                                       related Contract Pool, the degree by
                                       which prepayments made by such Obligors
                                       might differ from those originally
                                       anticipated or whether the yield
                                       originally anticipated by investors of
                                       any Series of Certificates may be
                                       adversely affected as a result of such
                                       prepayments. As a result, investors of
                                       any Series of Certificates might suffer a
                                       lower than anticipated yield. See
                                       "Rating" herein and in the related
                                       Prospectus Supplement.
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                                      -10-
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                                 RISK FACTORS

          Prospective purchasers of Certificates should consider, among other things, the following factors in connection with the purchase of Certificates.
Actual results could differ materially from those projected in the forward-looking statements as a result of the risk factors set forth below and elsewhere in this Prospectus.

          1. Limited Liquidity. There can be no assurance that a secondary market will develop for Certificates or, if it does develop, that it will provide the holders of Certificates with liquidity of investment or that it will remain for the term of such Certificates.

          2. Book-entry Form. To the extent any Certificate is represented by a Global Certificate, the issuance of such Certificates in book-entry form may reduce the liquidity of such Certificates in the secondary trading market since investors may be unwilling to purchase Certificates for which they cannot obtain physical certificates. See "Description of the Certificates--Global
Certificates" herein.

          3. Economic Conditions. An investment in Certificates may be affected by, among other things, a downturn in national, regional or local economic conditions. The geographic location of the Manufactured Homes in any Contract Pool at origination of the related Contract will be set forth in the related Prospectus Supplement under "The Contract Pool." Regional and local economic conditions are often volatile and, historically, regional and local economic conditions, as well as national economic conditions, have affected the delinquency, loan loss and repossession experience of manufactured housing installment sales contracts and/or installment loan contracts (hereinafter generally referred to as "contracts" or "manufactured housing contracts").
Sufficiently high delinquencies and liquidation losses on the Contracts in any contract pool will have the effect of reducing, and possibly eliminating, the protection against loss afforded by any credit enhancement supporting any Class of the related Certificates. If such protection is eliminated with respect to a Class of Certificates, the holders of such Certificates will bear all risk of loss on the related Contracts and will have to rely on the value of the related
Manufactured Homes for recovery of the outstanding principal of and unpaid interest on any defaulted Contracts in the related Contract Pool. See "Credit and Liquidity Enhancement" herein and the related Prospectus Supplement.

          4. Losses and Credit Risk. Manufactured housing generally depreciates in value, regardless of its location. Thus, Certificateholders should expect that, as a general matter, the market value of any Manufactured
Home will be lower than the outstanding balance of the related Contract. To the extent that the Servicer is required to repossess Manufactured Homes because of owner defaults under the Contracts, liquidation losses will likely occur. The primary protection of Certificateholders against these liquidation losses comes from three sources: first, the amount (the "Excess Interest"), if any, by which the interest collected on nondefaulted Contracts during a Collection Period exceeds interest distributions due to the holders of the Regular Certificates and, if so specified in the related Prospectus Supplement, the Monthly Servicing
Fee; second, any Credit Facility or Reserve Fund that may support one or more
Classes of Certificates, and third, as to the holders of Senior Certificates, the subordination in interest of the junior Classes of Certificates. The amount of Excess Interest can vary from Contract Pool to Contract Pool, and will be reduced if interest-only Certificates are issued. If the liquidation

                                      -11-
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losses exceed the amount of Excess Interest and any Credit Facility or Reserve
Fund, the payments on Certificates will be delayed and losses are likely to occur that will be borne by the holders of the Certificates. To the extent that the Certificates have been designated as senior or subordinate, the most junior certificates would be the first to bear these delays or losses. See "The
Contract Pools" and "Credit and Liquidity Enhancement" herein and in the related
Prospectus Supplement.

          5. No Recourse. The Certificates will not represent interests in or obligations of GreenPoint or, if so specified in the related Prospectus
Supplement, any of its affiliates. The Certificates will not be insured or guaranteed by any governmental agency or instrumentality, the Underwriter or any of its affiliates, GreenPoint or any of its affiliates (except in the case of a Limited Guaranty or Alternative Credit Enhancement if so specified in the related Prospectus Supplement). Except as otherwise specified in the related
Prospectus Supplement, the collections on the Contracts will constitute the only source of funds for payment on the Certificates. Therefore, any delays or losses on the Contracts that occur will be borne by the holders of the Certificates and such holders will have no recourse against GreenPoint or any of its affiliates (except in the case of a Limited Guaranty or Alternative Credit
Enhancement if so specified in the related Prospectus Supplement). To the extent that the Certificates have been designated as senior or subordinate, the most junior certificates would be the first to bear these delays or losses.

          6.    Security Interests of the Trust Fund in the Manufactured Homes.
On the date of initial issuance of Certificates in any Series, the Seller will convey the related Contracts to the related Trust Fund. GreenPoint, as Servicer, will obtain and maintain physical possession of the Contract documents as custodian and agent for the related Trustee. Each Contract is secured by a security interest in a Manufactured Home and, in the case of Land Home Contracts or Land-in-Lieu Contracts (both as defined herein), the real estate on which the related Manufactured Home is located. Perfection of security interests in the Manufactured Homes and enforcement of rights to realize upon the value of the Manufactured Homes as collateral for the Contracts are subject to a number of federal and state laws, including the Uniform Commercial Code (the "UCC") as adopted in the states in which the Manufactured Homes are located and such states' certificate of title statutes, and, in the case of Land Home Contracts or Land-in-Lieu Contracts, their real estate laws. Under such federal and state laws, a number of factors may limit the ability of a holder of a perfected security interest in Manufactured Homes to realize upon such Manufactured Homes or may limit the amount realized to less than the amount due under the related
Contract. See "Certain Legal Aspects of the Contracts--Security Interests in the
Manufactured Homes" and "Land Home and Land-in-Lieu Contracts" herein.

          GreenPoint will not retitle any certificates of title that are in the name of Bank of America, FSB or BankAmerica Housing Services, a division of Bank of America, FSB relating to any contracts that it purchases in the Acquisition as described under "The Seller." Further, if so specified in the related
Prospectus Supplement, the certificates of title for the Manufactured Homes will show "Bank of America, FSB," "BankAmerica Housing Services, a division of Bank of America, FSB" or "GreenPoint Credit Corp." as the lienholder and the UCC financing statements, where applicable, will show "Bank of America, FSB,"
"BankAmerica Housing Services, a division of Bank of America, FSB" or
"GreenPoint Credit Corp." as secured party. Because it is not economically feasible to amend the certificates of title, GreenPoint will not

                                      -12-

amend the certificates of title to change the lienholder specified therein to the relevant Trustee at the time Contracts are conveyed to a Trust Fund, and will not execute any transfer instrument (including, among other instruments, UCC-3 assignments) relating to any Manufactured Home in favor of the relevant Trustee or deliver any certificate of title to such Trustee or note thereon such Trustee's interest. Similarly, GreenPoint will not record an assignment (except as required under the Agreement upon the occurrence of certain events if so specified in the related Prospectus Supplement) to the Trustee of the mortgage, deed of trust or other instrument securing each Land Home or Land-in-Lieu Contract. In some states, in the absence of such an amendment, notation, execution, delivery or recordation of assignment, the assignment to the Trustee of the security interest in the Manufactured Homes, or the mortgage, deed of trust or other instrument securing a Land Home Contract, may not be effective or such security interest may not be perfected. If any otherwise effectively assigned security interest in favor of the Trustee is not perfected, such assignment of the security interest to the Trustee may not be effective against creditors of GreenPoint or Bank of America, FSB, as the case may be, which continues to be specified as lienholder on any certificate of title or as secured party on any UCC filing, or against a receiver or trustee in bankruptcy for GreenPoint or Bank of America, FSB, as applicable. Pursuant to the Agreement, GreenPoint will (i) represent and warrant that each Contract complies with all requirements of law and (ii) provide certain warranties relating to the validity, perfection and priority of the security interest in each Manufactured Home securing a Contract. A breach by GreenPoint of any such warrant that materially and adversely affects the related Trust Fund's interest in a Contract will create an obligation on GreenPoint to repurchase, or at its option substitute another contract for, such Contract, unless such breach is cured within the time period specified in the related Agreement. If GreenPoint does not honor such repurchase or substitute obligation in respect of a Contract, the Trustee may not have a perfected first-priority security interest in the related Manufactured Home or, if applicable, the related real property. Therefore, payments on Certificates may be delayed. If losses occur, they will be borne by the holders of the Certificates. To the extent that the Certificates have been designated as senior or subordinate, the most junior certificates would be the first to bear these delays or losses.

          7. Federal and State Consumer Protection Laws. Numerous federal and state consumer protection laws could adversely affect the interest of any Trust Fund in the Contracts comprising the related Contract Pool. For example, as described herein under "Certain Legal Aspects of the Contracts--Consumer Protection Laws," the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act") could, under certain circumstances, cap the amount of interest that may be charged on certain Contracts at 6% per annum and may hinder the ability of the Servicer to foreclose on such Contracts in a timely fashion. In addition, other federal and state consumer protection laws impose requirements on lending under installment sales contracts and installment loan agreements such as the Contracts, and the failure by the lender or seller of goods to comply with such requirements could give rise to liabilities of assignees for amounts due under such agreements and the right of set-off against claims by such assignees. These laws could apply to any Trust Fund as assignee of the related Contracts. Pursuant to each Agreement, GreenPoint will represent and warrant that each Contract complies with all requirements of law. To the extent described in the applicable Prospectus Supplement under "Description of Certificates--Conveyance of Contracts," a breach of any such representation or warranty that materially and adversely affects the related Trust Fund's interest in a Contract will create an obligation by GreenPoint to repurchase, or at its option substitute another contract for, such Contract, unless such breach is cured within the time period specified in the related Agreement. GreenPoint will not have any obligation to repurchase any Contract because of limitations imposed under the Relief Act, however. Therefore, payments on Certificates may be delayed. If losses occur, they will be borne by the holders of the Certificates. To the extent that the Certificates have been designated as senior or subordinate, the most junior certificates would be the first to bear these delays or losses.

          8. Prepayment Considerations. The prepayment experience on the Contracts underlying any Series of Certificates (including prepayments due to liquidations of defaulted Contracts) will affect the average life and the maturity of such Certificates. Prepayments on the Contracts in any Contract Pool may be influenced by a variety of economic, geographic, social and other factors, including repossessions, aging, seasonality and interest rates. Other factors affecting prepayment on such Contracts include changes in housing needs, job transfers and unemployment. In addition, in the event a partial prepayment is made on a Contract, or a Contract is prepaid in full, interest on such Contract to the extent of such prepayment will cease to accrue as of the date of prepayment. If, with respect to any Trust Fund, such prepayments and related interest shortfalls were sufficiently high during a Collection Period, the Available Distribution Amount (as defined in the applicable Prospectus Supplement) for the related Distribution Date could be less than the amount of principal and interest that would be distributable to the related Certificateholders in the absence of such shortfalls which would result in losses to the holders of Certificates. To the extent that the Certificates have been designated as senior or subordinate, the most junior certificates would be the first to bear these delays or losses. See "Prepayment and Yield Considerations" herein and in the related Prospectus Supplement.

          9. Difficulty in Pledging. To the extent transactions in Certificates can be effected only through DTC, participating organizations, indirect participants and certain banks, the ability of a Certificate Owner to pledge any such Certificate to persons or entities that do not participate in the DTC system, or otherwise to take actions in respect of such Certificates, may be limited due to the lack of physical certificates representing any such Certificate. This may limit the holders of Certificates liquidity of investment. See "Description of the Certificates--Global Certificates" herein.

          10. Potential Delays in Receipt of Distributions. To the extent any Certificate is represented by a Global Certificate, Certificate Owners with respect thereto may experience some delay in their receipt of distributions. Distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of its Participants (as defined herein), which will thereafter credit them to the accounts of Certificate Owners either directly or indirectly through indirect participants. See "Description of the Certificates--Global Certificates" herein.

          11. Insolvency or Bankruptcy of GreenPoint. GreenPoint intends that each transfer of Certificates to the related Trust Fund constitutes a sale, rather than a pledge of the Contracts to secure indebtedness of GreenPoint. However, if GreenPoint were to become a debtor under the federal bankruptcy code, it is possible that a creditor or trustee in bankruptcy of GreenPoint or GreenPoint as debtor-in-possession may argue that the sale of the Contracts by GreenPoint could be recharacterized as a borrowing secured by a pledge of the Contracts. Such an attempt, even if unsuccessful, could result in delays in or reductions of distributions on the Certificates to the holders of the Certificates. To the extent that the Certificates have been designated as senior or subordinate, the most junior certificates would be the first to bear these delays or losses.

          12. Bankruptcy of Servicer. In the event of a bankruptcy of GreenPoint, the trustee-in-bankruptcy for GreenPoint could prevent the termination of GreenPoint as Servicer if no event of default under the applicable Agreement exists other than the bankruptcy of the Servicer. Such restriction could result in a delay or possibly a reduction in payments on the Certificates to the holders of the Certificates to the extent GreenPoint received (but did not deposit with the Trustee) Contract collections before the date of bankruptcy. To the extent that the Certificates have been designated as senior or subordinate, the most junior certificates would be the first to bear these delays or losses. See "Certain Legal Aspects of the Contracts" herein.

          13. Limited Operating History of Seller and Servicer. GreenPoint was incorporated on May 8, 1998 for the purpose of acquiring the manufactured housing contract business from Bank of America, FSB as described under "The Seller The Acquisition" herein. Accordingly, GreenPoint has a limited operating history, and no relevant delinquency and loss experience is available. Neither GreenPoint nor any of its affiliates were previously engaged in the origination or servicing of manufactured housing contracts prior to the Acquisition. POTENTIAL CERTIFICATEHOLDERS ARE ENCOURAGED TO EVALUATE THE RISKS ASSOCIATED WITH RESPECT TO THE LIMITED OPERATING HISTORY OF GREENPOINT. As of September 30, 1998, the Servicer services manufactured housing installment loans with an aggregate principal balance of $11.137 billion, of which $794,958,000 were acquired from Bank of America, FSB in the Acquisition.

          14. Limited Guarantee of GFC. If the related Prospectus Supplement so specifies, certain Classes of Certificates may be entitled to the benefits of a limited guarantee of GFC which would be an unsecured obligation of GFC and would not be supported by any letter of credit or other enhancement arrangement.

                              THE CONTRACT POOLS

          Each Contract contained in a Contract Pool will have been either (i) originated or purchased by the Seller, in each case on an individual basis in the ordinary course of its business and/or (ii) purchased by GreenPoint in bulk from other lenders or finance companies (including from Bank of America, FSB in the Acquisition (as defined herein)), from other lenders or finance companies (including Bank of America, FSB or any of its affiliates) with whom GreenPoint may have or may establish referral arrangements, from governmental agencies or instrumentalities or from the portfolios of other entities that purchase and hold manufactured housing contracts ("Bulk Sellers"), all as more particularly specified in the related Prospectus Supplement. Each Contract will be secured by a new or used Manufactured Home and, in the case of a Land Home or Land-in-Lieu Contract, by real property upon which the Manufactured Home is located. If so specified in the related Prospectus Supplement, the Contracts will not be insured by any governmental agency or instrumentality. However, if so specified in the related Prospectus Supplement, some or all of the Contracts and collections thereon will, subject to the conditions described below, be partially insured by the Federal Housing Administration or partially guaranteed by the Veterans Administration.

          On the date of initial issuance of the Certificates of any Series, GreenPoint will convey the Contracts comprising the related Contract Pool to the related Trust Fund. GreenPoint, as Servicer, will obtain and maintain possession of all Contract documents.

          If so specified in the applicable Prospectus Supplement, the Agreement relating to each Contract Pool will require the related Manufactured Homes to comply with the requirements of certain federal statutes which generally would require the Manufactured Homes to have a minimum of 400 square feet of living space and a minimum width of 102 inches and to be of a kind customarily used at a fixed location. Such statutes would also require the Manufactured Homes to be transportable in one or more sections, built on a permanent chassis and designed to be used as dwellings, with or without permanent foundations, when connected to the required utilities. The statutes also would require that the security interest in any Manufactured Home include the plumbing, heating, air conditioning and electrical systems relating to such Manufactured Home.

          Each Agreement will require the Servicer to maintain hazard insurance policies with respect to each Manufactured Home in the amounts and manner set forth herein under "Description of the Certificates--Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer--Hazard Insurance Policies." Generally, no other insurance will be required with respect to the Manufactured Homes, the Contracts or any Contract Pool.

          Each Contract Pool may contain actuarial or simple interest Contracts (as further described below) bearing a Contract Rate that is fixed or variable or increases in specified increments on particular dates (a "Step-Up Rate").
The rate at which the Contracts in a particular Contract Pool bear interest will be further described in the applicable Prospectus Supplement. If so specified in the applicable Prospectus Supplement, each Contract will provide for payments on scheduled monthly due dates (each, a "Due Date"). The day of each month constituting the Due Date will vary from Contract to Contract. Unless the Contracts bear interest at a variable rate, the scheduled payment due on each monthly Due Date (the "Scheduled Payment") will be specified in the Contract. The Scheduled Payments for fixed-rate Contracts will be constant assuming no prepayments. If so specified in the applicable Prospectus Supplement, the Scheduled Payments for Contracts bearing interest at a Step-Up Rate ("Step-Up Rate Contracts") will increase on the dates on which the Contract Rates are stepped up. In addition, if so specified in the related Prospectus Supplement, the Contracts may be prepaid in full or in part at any time.

          If so specified in the applicable Prospectus Supplement, Scheduled Payments whether for actuarial or simple interest Contracts, may be paid prior to their Due Dates, whether in, or in months prior to, the months of their Due Dates. Thus, the obligor under a Contract (each, an "Obligor") may, in June, pay the Scheduled Payments due in June, July and August. In that event, no further payment will become due on such Contract until the September Due Date. In the case of a simple interest Contract, the Obligor would have to instruct the Servicer to apply such payment as a pay-ahead of future Scheduled Payments; otherwise such payment would be applied as a partial principal prepayment. There is no limit to the number of Scheduled Payments that may be paid ahead in this manner. The effect of paid-ahead Scheduled Payments will be different for actuarial Contracts than for simple interest Contracts, as further described below.

          The Scheduled Payments for each actuarial Contract (whether a fixed rate Contract or a Step-Up Rate Contract) will fully amortize the principal balance of the Contract over its term. The portion of each Scheduled Payment allocable to principal is equal to the total amount thereof less the portion allocable to interest. The portion of each Scheduled Payment due in a particular month that is allocable to interest is a precomputed amount equal to one month's interest (determined on the basis of a thirty-day month and a 360-day calendar year, except in the state of Kansas where it is determined on the basis of a 365/366-day calendar year and actual days elapsed) on the principal balance of the Contract, which principal balance is determined by reducing the initial principal balance by the principal portion of all Scheduled Payments that were due in prior months (whether or not such Scheduled Payments were timely made) and all prior partial principal prepayments. Thus, each Scheduled Payment will be applied to interest and to principal in accordance with a precomputed allocation, whether such Scheduled Payments are received in advance of or subsequent to their Due Dates. If so specified in the applicable Prospectus Supplement, all payments received in a Collection Period on an actuarial Contract in excess of the related Obligor's Scheduled Payment (other than payments not allocated to principal and interest (such as late payment charges) or payments sufficient to pay in full the outstanding principal balance of and all accrued and unpaid interest on such Contract) are applied as a partial prepayment of principal on the Contract, unless (i) the related Obligor notifies or confirms with the Servicer that such payments are to be applied to future Scheduled Payments in the order of the Due Dates of such payments or (ii) the amount of such excess payment is approximately equal (subject to a variance of plus or minus 10%) to the amount of a future Scheduled Payment.

          If simple interest Contracts are to be included in the related Contract Pool, the related Prospectus Supplement will describe the characteristics of such simple interest Contracts.

          If so specified in the related Prospectus Supplement, the Scheduled Payments on variable rate Contracts will be allocated between principal and interest as described above for actuarial Contracts based upon the Contract Rate in effect when such Scheduled Payments are due. If so specified in the related Prospectus Supplement, the amounts of such Scheduled Payments will be adjusted, on the basis described in such Prospectus Supplement, whenever the related variable rate is adjusted.

          If so specified in the applicable Prospectus Supplement, the related Contract Pool may contain Contracts which combine certain features of actuarial and simple interest Contracts.

          If specified in the related Prospectus Supplement, certain Contracts ("Land Home Contracts" and "Land-in-Lieu Contracts") will also be secured by liens on the real estate on which the related Manufactured Homes are located.
If so specified in the related Prospectus Supplement, all Land Home Contracts will have financed the purchase of the related Manufactured Home together with the real estate on which the Manufactured Home is located. In certain jurisdictions, a lender cannot obtain separate evidence of its lien on the Manufactured Home securing a Land Home Contract and its lien on the property on which the Manufactured Home is located. In those jurisdictions, the only evidence of liens on the Manufactured Homes securing Land Home Contracts will be the deeds of trust, mortgages or similar security instruments (in each case, a "Mortgage") on the real estate on which the Manufactured Homes are located. It is a policy of GreenPoint, to obtain title insurance policies, where available, with respect to any such Land Home Contract that it originates insuring that the related Manufactured Home is subject to the lien of the related Mortgage, although title policies may not have been obtained with respect to Land Home Contracts acquired from Bulk Sellers and some title insurers will not insure the Manufactured Home unless it is permanently attached to the land. Where the real estate on which the related Manufactured Home is located is owned by the related Obligor, the Obligor may provide a Mortgage on the real estate in lieu of all or part of any required down payment for any such Contract. Any such Contract is referred to herein as a "Land-in-Lieu Contract" rather than a "Land Home Contract." Generally, separate evidences of liens on Manufactured Homes and the real property securing Land-in-Lieu Contracts are obtained. However, no title insurance is obtained in respect of such Contracts. See "Certain Legal Aspects of the Contracts--Land Home and Land-in-Lieu Contracts" herein.

          A Contract Pool may include "staged-funding" Contracts which provide multiple disbursements to an Obligor to finance the purchase of a Manufactured Home or the acquisition or improvement of the real estate on which the Manufactured Home will be located. The Obligor pays only the interest on the disbursed amount of the loan (or an additional origination fee which is financed, in lieu of interest) until the final disbursement, and, following the final disbursement, pays both interest and principal. If so specified in the related Prospectus Supplement, no Contract Pool will contain a "staged-funding" Contract unless such "staged-funding" Contract has been fully disbursed.

          The Prospectus Supplement relating to each Series of Certificates will provide information as of the Cut-off Date for such Series with respect to, among other things, (i) the number, the aggregate principal balance, and the range of outstanding principal balances of the Contracts comprising the related Contract Pool; (ii) the weighted average of the Contract Rates ("Weighted Average Contract Rate") of the Contracts and the distribution of Contract Rates;
(iii) the weighted average original and remaining terms to maturity of the Contracts and the distribution of remaining terms to maturity; (iv) the average outstanding principal balance of the Contracts; (v) the geographical distribution of the related Manufactured Homes at origination; (vi) the years of origination of the Contracts; (vii) the distribution of original principal balances of the Contracts; (viii) the percentage amount of Contracts secured by new or used Manufactured Homes; (ix) the range of and weighted average loan-to-value ratios at origination; and (x) the month and year in which the final scheduled payment date for the Contract with the latest maturity is scheduled to occur. Additionally, no more than a maximum of 5% of the Contracts (measured by aggregate principal balance of the assets in the Contract Pool), as described herein and the related prospectus supplement, as of the Cut-off Date, may deviate from the characteristics of the assets in the Contract Pool as of the Cut-off Date. If a Contract Pool contains Step-Up Rate Contracts, the related Prospectus Supplement will specify the percentage of the Contract Pool comprised of such Contracts, the period during which the Contract Rates for such Contracts will be stepped up, the range of increases in such Contract Rates and the range of increases in the Scheduled Payments for such Contracts. If a Contract Pool contains variable rate Contracts, the related Prospectus Supplement will contain a description of the basis on which such rates are determined, including any maximum or minimum rates and the frequency with which any such rate adjusts.
The Prospectus Supplement relating to a Series of Certificates also will contain certain information about Contracts in the related Trust Fund that are Land Home Contracts, Land-in-Lieu Contracts or Contracts that are partially guaranteed by the Veterans Administration or partially insured by the Federal Housing Administration.

          To the extent any Contracts in a Contract Pool were purchased by GreenPoint from one or more Bulk Sellers, the applicable Prospectus Supplement will contain a description of certain practices observed by such seller or sellers, as the case may be, in connection with any such purchase.

          In addition, to the extent GreenPoint's management believes such information to be material, any Prospectus Supplement may also include additional information concerning the related Contract Pool that is stored in the electronic data processing system of GreenPoint.

THE PRE-FUNDING ACCOUNT

          If the Trust Fund includes a Pre-Funding Account, as defined in the related Prospectus Supplement, such Prospectus Supplement will specify (i) the term or duration of the Pre-Funding Account; (ii) the percentage of the related Series that may be represented by the Pre-Funding Account; and (iii) the types of investments that Pre-Funding Accounts may be invested in, and (iv) the conditions that must be satisfied prior to any transfer of Additional Contracts and/or Subsequent Contracts, as described in such Prospectus Supplement, including the requisite characteristics of such Additional Contracts and/or Subsequent Contracts.

                                  THE SELLER

          GreenPoint is a Delaware corporation and a wholly owned subsidiary of GreenPoint Bank ("GreenPoint Bank"), a New York state chartered bank. GreenPoint Bank is a wholly owned subsidiary of GFC, a publicly traded corporation whose shares are traded on the New York stock exchange. As of December 31, 1997, GFC and its consolidated subsidiaries had total deposits of $10,973.0 million, total assets of $13,083.5 million and total stockholders' equity of $1,269.6 million. As of September 30, 1998, GreenPoint had total assets of $1,478.3 million, total liabilities of $1,408.3 million and total stockholders' equity of $70.0 million. The headquarters of both GFC and GreenPoint are located in New York, New York.

THE ACQUISITION

          On April 11, 1998, GreenPoint Bank executed an agreement (the "Sale Agreement") with BankAmerica Corporation, the parent of Bank of America, FSB for the sale of the operating business of the BankAmerica Housing Services division of Bank of America, FSB to GreenPoint (such sale is referred to herein as the "Acquisition"). GreenPoint was formed in May 1998 as a Delaware corporation for the purpose of acquiring the such operating business of the BankAmerica Housing Services division of Bank of America, FSB from Bank of America, FSB. The Acquisition was consummated on September 30, 1998. The operating business of the BankAmerica Housing Services division consisted primarily of originating, purchasing and servicing manufactured housing installment sale contracts and installment loan agreements. Pursuant to the terms of the Sale Agreement, GreenPoint also purchased $794,958,000 in aggregate principal balance of manufactured housing installment sale contracts and installment loan agreements in the Acquisition. The origination and underwriting practices of Bank of America, FSB and its affiliates relating to the manufactured housing installment sale contracts and installment loan agreements acquired by GreenPoint in the Acquisition were substantially similar to those described under "--Loan Originations" below.

          As of September 30, 1998, GreenPoint owned $794,958,000 in aggregate principal balance of manufactured housing contracts, all of which were acquired from Bank of America, FSB in the Acquisition.

LOAN ORIGINATIONS

          GreenPoint purchases and originates manufactured housing contracts on an individual basis through 45 regional offices throughout the United States, serving retailers and borrowers in the 48 contiguous states and the District of Columbia. In the states of Mississippi and Minnesota, manufactured housing contracts are purchased and originated through wholly owned subsidiaries of GreenPoint. These subsidiaries are named GreenPoint Corp. of Mississippi and GreenPoint Corp. of Minnesota respectively. Regional personnel of GreenPoint arrange to purchase manufactured housing contracts originated by manufactured housing retailers located throughout the United States. Generally, these purchases result from GreenPoint regional office personnel contacting retailers located in their regions and explaining GreenPoint's available financing plans, terms, prevailing rates and credit and financing policies. If a retailer wishes to make such financing available to its customers, the retailer would apply for retailer approval. Upon satisfactory results of GreenPoint's investigation of the retailer's creditworthiness and general business reputation, GreenPoint and the retailer would enter into a retailer agreement. GreenPoint also originates manufactured housing contracts and installment loan agreements directly with customers.

UNDERWRITING PRACTICES

          With respect to each retail manufactured housing contract that was purchased from a retailer, the general practice of GreenPoint has been that the retailer submit the customer's credit application, manufacturer's invoice (if the contract was for a new home) and certain other information relating to the contract to the applicable regional office of GreenPoint. Personnel at the regional office analyze the creditworthiness of the customer and certain other aspects of the proposed transaction. If the creditworthiness of the customer and other aspects of the transaction are approved by the regional office, the customer and the retailer execute a contract on a form provided or approved in advance by the GreenPoint. After the manufactured home financed under the contract is delivered and set up by the retailer, and the customer has moved in, GreenPoint purchases the contract from the retailer.

          Because manufactured homes generally depreciate in value, GreenPoint's management believes that the creditworthiness of a potential obligor should be the most important criterion in determining whether to approve the purchase or origination of a contract. As a result, the underwriting guidelines of GreenPoint generally require regional office personnel to examine each applicant's credit history, residence history, employment history and debt-to-income ratio. There is no minimum requirement for any of these criteria, although GreenPoint has developed certain guidelines for employment history and debt-to-income ratios. In the case of employment history, GreenPoint generally requires its regional office personnel to consider whether the applicant had worked continuously for the same employer for at least 24 months and, if not, whether the applicant has worked in the same occupational field for at least 24 months. The recommended debt-to-income ratio for a particular credit application depends on the credit score recommendation (described below) generated for that application. In general, the maximum debt-to-income ratio for each application that is approved by the credit scoring system ranged from 70 percent to 53 percent, based on GreenPoint's estimate of the applicant's after-tax income. Although GreenPoint has guidelines for some of these criteria, GreenPoint's management does not believe that an applicant's inability to satisfy some of these guidelines warrants denial of credit in all cases. For example, if an applicant fails to meet a guideline by a certain margin for one of the criteria mentioned above, the applicant generally must exceed the threshold for one or more other criteria by a compensating margin for such applicant's credit application to be approved. In addition, in special cases, credit applications are approved even if certain of the criteria are not met. For these reasons, management of GreenPoint believe that the ultimate decision whether to approve or reject a credit application should be made by regional office personnel. To assist personnel in evaluating credit applications, GreenPoint utilizes a Fair-Isaacs credit scoring system implemented in July 1997. The Fair-Isaacs credit scoring system generates a recommendation to approve or deny a credit application based on certain criteria established by GreenPoint. The underwriting guidelines of GreenPoint allow the recommendation generated by the Fair-Isaacs credit scoring system to be used by regional personnel as a guide in determining whether to extend credit to an applicant, but do not require regional personnel to make credit decisions based solely on the system's recommendations. GreenPoint does not disclose the criteria used by this credit scoring system either to regional personnel or to the retailers assisting in the preparation of credit applications. The criteria will be periodically reviewed by of GreenPoint, and modified as necessary.

          It is the policy of GreenPoint that one authorized person provide written approval of credit applications for amounts up to or equal to certain limits and that two authorized persons provide written approval of credit applications for amounts over those limits. The credit limits established by GreenPoint vary with each regional office. In addition, each person authorized to make these credit decisions has to be either a regional manager or another regional office employee to whom the authority to approve credit applications has been delegated. Any such delegated authority may be limited in that the person to whom such authority was delegated may not have been authorized to approve credit applications for contracts with initial principal amounts above certain specified levels. The qualifications of all regional office personnel authorized to approve or reject credit applications are reviewed and approved by GreenPoint's senior management. Generally, both the retailer service manager and the credit manager in each regional office (in addition to the regional manager) have authority to approve credit applications. However, each regional office may at various times have additional, or in some cases fewer, personnel authorized to approve or reject credit applications. GreenPoint has no set qualifications for regional managers or for other employees to whom authority to approve credit applications may be delegated; rather, such authority is given commensurate with such manager's or employee's experience.

          It is the policy of GreenPoint that each credit application be approved or rejected within one to seven days after receipt. Thus, there is less time for credit investigation than is the case, for example, with loans for site-built homes. Although GreenPoint's management believes that the one to seven-day period for approval or rejection of each credit application is consistent with industry practice, no assurance can be given that any credit application that was approved in one to seven days would have been approved if a longer period had been provided for credit investigation.

          The credit review and approval practices of each regional office are subject to internal reviews and audits that, through sampling, examine the nature of the verification of credit histories, residence histories, employment histories and debt-to-income ratios of the applicants and evaluate the credit risks associated with the contracts purchased through such regional offices by rating the obligors on such contracts according to their credit histories, employment histories and debt-to-income ratios. Selection of underwriting files for review is generally made by the personnel performing the examination, without prior knowledge on the part of regional office personnel of the files to be selected for review. However, GreenPoint has no requirement that any specific random selection procedures be followed and no assurance can be given that the files reviewed in any examination process are representative of the contract originations in the related regional office. In addition, no statistical analysis is performed on the results of any such examination of underwriting files.

          With respect to new and used manufactured homes, Green Point's policy is to finance no more than 95% of the total buyer's cost of any manufactured home (including taxes and insurance premiums) plus 100% of the costs attributable to prepaid finance charges and closing costs that are financed. In the case of new manufactured homes, the maximum amount financed cannot exceed
(i) 130% of the manufacturer's invoice price plus (ii) taxes, insurance, freight charges, certain retailer installed equipment, certain set-up costs and certain prepaid finance charges and closing costs. For used manufactured homes, the amount financed cannot exceed (i) the lesser of 95% of the total sales price or 95% of the retail value, as specified in the NADA Mobile/Manufactured Housing Appraisal Guide or the "Kelly Blue Book" plus (ii) taxes, insurance, certain retailer installed equipment, certain set-up costs and certain prepaid finance charges and closing costs.

          With respect to Land/Home Contracts involving new manufactured homes, GreenPoint's policy is to finance no more than (i) the lesser of 95% of the value of the real property as determined by appraisal or tax assessment (for the first five acres) or 95% of the purchase price of the land (for the first five acres) or the payoff of the encumbered land plus (ii) 130% of the manufacturer's invoice plus (iii) taxes, insurance, freight charges, certain retailer installed equipment, certain set-up costs and prepaid finance charges and closing costs plus (iv) the cost of improvements to the land, subject to certain limitations. In the case of a manufactured home that is already located on the land, GreenPoint's policy is to finance no more than the lesser of (i) 95% of the total sales price or 95% of the appraised value of the land plus (ii) 95% of the NADA Mobile/Manufactured Housing Appraisal Guide or "Kelly Blue Book" retail value of the home plus (iii) taxes, insurance, certain retailer installed equipment, certain set-up costs, prepaid finance charges and closing costs plus
(iv) the cost of improvements to the land, subject to certain limitations.

          With respect to Land-in Lieu contracts involving new manufactured homes, GreenPoint's policy is to finance (i) up to 140% of the manufacturer's invoice for the home depending on the borrower's down payment plus (ii) taxes, insurance, freight charges, certain retailer installed equipment, certain set-up costs and pre-paid finance charges and closing costs plus (iii) the costs of improvements to the land, subject to certain limitations. In the case of a manufactured home which is already located on the land, GreenPoint's policy is to finance no more than the lesser of (i) 95% of the total sales price or 95% of the retail value, as specified in the NADA Mobile/Manufactured Housing Appraisal Guide or the "Kelly Blue Book" plus (ii) taxes, insurance, certain retailer installed equipment, certain set-up costs and prepaid finance charges and closing costs plus (iii) the cost of improvements to the land, subject to certain limitations.

          GreenPoint requires a down payment in the form of cash and/or the trade-in value of a previously owned manufactured home and/or, in the case of Land-in-Lieu Contracts, an estimated value of equity in real property pledged as an additional collateral. For previously owned homes, the trade-in allowance accepted by the retailer must have be consistent with the value of such home determined by GreenPoint in light of current market conditions. The value of real property pledged as additional collateral is estimated by regional personnel or appraisers who are familiar with the area in which the property is located.

          Underwriting policies for the origination or purchase on an individual basis of manufactured housing contracts are established by GreenPoint's management at its headquarters in San Diego.

SERVICING

          GreenPoint, through its regional offices, services all of the manufactured housing contracts that it purchases or originates, whether on an individual basis or in bulk. Generally, whenever any contracts are sold, GreenPoint will retain servicing responsibilities with respect to such contracts. In addition, GreenPoint may make arrangements pursuant to which it services, or would service, manufactured housing contracts owned by other entities. Such contracts were not originated, and would not be purchased, by GreenPoint. Servicing responsibilities include collecting principal and interest payments, taxes, insurance premiums and other payments from obligors and, when such contracts are not owned by GreenPoint, remitting principal and interest payments to the owners thereof, to the extent such owners are entitled thereto. Collection procedures include repossession and resale of manufactured homes securing defaulted contracts (and foreclosure if land is involved) and, if deemed advisable by GreenPoint, entering into workout arrangements with obligors under certain defaulted contracts. Although decisions as to whether to repossess any manufactured home are made on an individual basis, GreenPoint's general policy is to institute repossession procedures promptly after regional office personnel determine that it is unlikely that a defaulted contract will be brought current, and thereafter to diligently pursue the resale of such manufactured homes.

          Because GreenPoint is recently formed and has a limited operating history, GreenPoint's management believes that the historical statistical data relating to the delinquency and repossession experience of contracts serviced by GreenPoint is not informative. If in the future, however, GreenPoint's management believes such information may be informative, GreenPoint may publish such information in the Prospectus Supplement.

          Certain historical data relating to the delinquency and repossession experience of the contracts serviced by Bank of America, FSB prior to the Acquisition by GreenPoint is available. However, GreenPoint's management likewise believes that such information is not relevant or informative since GreenPoint, and not Bank of America, FSB, is now servicing such contracts.

                      PREPAYMENT AND YIELD CONSIDERATIONS

PREPAYMENT CONSIDERATIONS

          If so specified in the related Prospectus Supplement, the Contracts in any Contract Pool may be prepaid in full or in part at any time. The prepayment experience of the Contracts (including prepayments due to liquidations of defaulted Contracts) will affect the average life and the maturity of the related Certificates. Except to the limited extent that may be set forth in the related Prospectus Supplement, GreenPoint does not maintain statistics with respect to the rate of prepayment of manufactured housing contracts in its servicing portfolio. A Contract Pool might include Contracts with Contract Rates that are generally higher or lower, in absolute terms or in comparison to prevailing rates, than the contract rates of the contracts from which are derived certain historical statistical data set forth in the Prospectus or Prospectus Supplement. As a result, the prepayment performance of the Contracts contained in that Contract Pool might be higher or lower than the prepayment performance of the contracts reflected in the historical data. In addition, GreenPoint's management is aware of limited publicly available information relating to historical rates of prepayment on manufactured housing contracts. However, GreenPoint's management believes that neither the prepayment experience of other pools of manufactured housing contracts nor the historical rates of prepayment for any other manufactured housing contracts will necessarily be indicative of the rate of prepayment that may be expected to be exhibited by the Contracts in any other Contract Pool. Nevertheless, GreenPoint's management anticipates that a number of Contracts will be prepaid in full in each year during which any related Certificates are outstanding. The amount of prepayments on such Contracts (including prepayments due to liquidations of defaulted Contracts) during any particular year may be influenced by a variety of economic, geographic, social and other factors, including repossessions, aging, seasonality, interest rates and the rate at which manufactured homeowners sell their manufactured homes. Other factors affecting prepayments on such Contracts include changes in Obligors' housing needs, job transfers, unemployment and Obligors' net equity in manufactured homes. Because of the depreciating nature of manufactured housing, which limits the possibilities for refinancing, and because the terms of manufactured housing contracts are generally shorter than the terms for mortgage loans secured by site-built homes (and changes in interest rates have a correspondingly smaller effect on the monthly payments on manufactured housing contracts as opposed to mortgage loans secured by site-built homes), changes in interest rates may play a smaller role in prepayment behavior of manufactured housing contracts than they do in the prepayment behavior of loans secured by mortgages on site-built homes. Conversely, local economic conditions and certain of the other factors mentioned above are likely to play a larger role in the prepayment behavior of manufactured housing contracts than they do in the prepayment behavior of loans secured by mortgages on site-built homes.

          Repurchases of Contracts on account of certain breaches of representations and warranties as described in the applicable Prospectus Supplement also will have the effect of prepaying such Contracts and therefore will affect the average life of and yield on the Certificates. See "Description of the Certificates--Conveyance of Contracts." In addition, most of the Contracts contain provisions that prohibit the related owner from selling the Manufactured Home without the prior consent of the holder of the related Contract. Such provisions are similar to "due-on-sale" clauses and may not be enforceable in certain states. See "Certain Legal

Aspects of the Contracts--Transfers of Manufactured Homes; Enforceability of Restrictions on Transfer" herein. The Servicer's policy is to permit most sales of Manufactured Homes where the proposed buyer meets the Servicer's then current underwriting standards and enters into an assumption agreement.

          To the extent provided in the related Prospectus Supplement, the Servicer under each Agreement will have the option to purchase all of the Contracts in the related Contract Pool, at the price and under the conditions specified in such Prospectus Supplement, when the aggregate Pool Principal Balance (as defined in the related Prospectus Supplement) of the Contract Pool has been reduced to 10% (or such other percentage as may be specified in the related Prospectus Supplement) of its initial Pool Principal Balance. The exercise of any such option will affect the average life of and yield on the related Certificates. To the extent provided in the related Prospectus Supplement, the Trustee for the related Trust Fund shall solicit bids for the purchase of the Contracts remaining in the Trust Fund at a Termination Auction (as defined herein) within ninety days following the Distribution Date as of which the Pool Principal Balance for a Contract Pool is less than 10% (or such other percentage as may be specified in the related Prospectus Supplement) of such Contract Pool's Cut-off Date Pool Principal Balance. The sale and consequent termination of the related Trust Fund pursuant to a Termination Auction will affect the average life and yield on the related Certificates.

          The average life and maturity of the Certificates of any Class will also be affected by the amount and timing of any Special Principal Distributions to the holders of such Certificates. In addition, if any Certificate of a Class is subject to mandatory repurchase, the occurrence of the Repurchase Date (as hereinafter defined) for such Certificate will have the same effect as the maturation of such Certificate (with the repurchase price being equivalent to the amount due at maturity). See "Description of the Certificates-- Distributions on Certificates" and "Description of the Certificates--Optional and Mandatory Repurchase of Certificates; Termination Auction" herein. The Prospectus Supplement relating to any Class that is entitled to Special Principal Distributions or is subject to mandatory repurchase will contain a description of the conditions under which such distributions or repurchases will take place and a description of some of the factors that might affect the rate of Special Principal Distributions or the timing of any Repurchase Dates.

          Information regarding the "Prepayment Model" (to be defined in the related Prospectus Supplement) or any other rate of assumed prepayment, as applicable, will be set forth in the Prospectus Supplement applicable to the relevant Class or Classes of Certificates offered hereby.

YIELD CONSIDERATIONS

          To the extent that any credit enhancement or any advancing obligation of the Servicer described in the related Prospectus Supplement is insufficient to protect the holders of any Class of Certificates from losses or delinquencies on the related Contract Pool, the yield to such holders from their investment in such Certificates will be adversely affected should such losses or delinquencies occur. In the absence of losses or delinquencies which are not covered by credit enhancement or advances, respectively, on a Distribution Date, the effective yield on the Certificates will depend upon, among other things, the price at which the Certificates are purchased, the rate at which the Contracts for the related Trust Fund liquidate or are prepaid and the amount and timing of any Special Principal Distributions. If a purchaser of Certificates purchases them at a discount (premium) and calculates its anticipated yield to maturity based on an assumed rate of distributions of principal on such Certificates that is faster (slower) than the rate actually realized, such purchaser's actual yield to maturity will be lower than the yield so calculated by such purchaser. Losses which are covered by credit enhancement, but on later than anticipated Distribution Dates, will have the same effect on anticipated yield as prepayments that are made later than anticipated, as just described, depending on whether the Certificates were purchased at a discount or premium.

          The yield to holders of any Class of Certificates may be below that otherwise produced by the applicable Pass-Through Rate because, while, in the absence of losses or delinquencies, one month's interest on the related Contracts will be collected during each Collection Period, the portion of such interest to which the holders of such Certificates are entitled will not be distributed until the first Distribution Date after such Collection Period.

          If a Certificate is subject to mandatory repurchase, the yield to the Repurchase Date will be affected by, among other things, the applicable repurchase price, the ability of any Liquidity Facility Provider (as hereinafter defined) to distribute the repurchase price and the date, if any, on which the Repurchase Date occurs. If, in connection with a mandatory repurchase, the repurchase price for a Certificate is equal to its Percentage Interest (as hereinafter defined) of the then current Certificate Balance, and the Certificate is purchased at a discount, and the purchaser calculates its anticipated yield to the Repurchase Date based on an assumed Repurchase Date that is earlier than the actual Repurchase Date, then such purchaser's actual yield to maturity will be lower than it would have been if a repurchase occurred on the assumed date.

          The payment features of the Contracts comprising any Contract Pool (as described above under "The Contract Pools") may, under certain extraordinary circumstances, cause the amounts collected thereon during particular Collection Periods to be insufficient to fund all distributions of principal and interest to the holders of some or all of the Certificates of the related Series, even in the absence of losses or delinquencies. Such circumstances could occur if a sufficiently large number of partial or full prepayments, as a percentage of the then outstanding Pool Principal Balance of the related Contract Pool, are received on Contracts in a particular Collection Period, if such prepayments are made in advance of such Contracts' respective Due Dates during such Collection Period. In such case, a non-default collection shortfall could occur because interest that actually accrues on such Contracts is less than interest that would have accrued if the payments were paid on the Contracts' respective Due Dates. A non-default collection shortfall could adversely affect the yield to holders of any Class of Certificates to the extent such shortfalls are not covered by credit enhancement or advances.

                        DESCRIPTION OF THE CERTIFICATES

          Each Series of Certificates will be issued pursuant to a separate Agreement. The following summaries describe only the material provisions expected to be common to each Agreement and the related Certificates.
GreenPoint recommends that the investor read all of the provisions of the related Agreement and the description set forth in the related Prospectus Supplement. Section references contained herein refer to sections of the form of Agreement filed as an exhibit to the Registration Statement. The Prospectus Supplement for each Series will describe the specific material provisions of the Agreement relating to such Series. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the form of Agreement filed as an exhibit to the Registration Statement.

GENERAL

          The Certificates may be issued in one or more Classes. If the Certificates of a Series are issued in more than one Class, the Certificates of all or less than all of such Classes may be sold pursuant to this Prospectus, and there may be separate Prospectus Supplements relating to one or more of such Classes so sold. Any reference herein to the Prospectus Supplement relating to a Series comprised of more than one Class should be understood as a reference to each of the Prospectus Supplements relating to the Classes sold hereunder. Any reference herein to the Certificates of a Class should be understood to refer to the Certificates of a Class within a Series, the Certificates of a subclass within a Series or all of the Certificates of a single-Class Series, as the context may require.

          The Certificates will be issued in the denominations specified in the related Prospectus Supplement. (Section 6.02.) The "Percentage Interest" of a Certificate is the percentage obtained from dividing the original denomination of such Certificate by the initial principal balance of all of the Certificates of such Class. Interest-only Certificates will have no Percentage Interest. Certificates, if issued in registered form ("Definitive Certificates") to Certificate Owners or nominees thereof, will be transferable and exchangeable at the corporate trust office of the Trustee or, if it so elects, at the office of an agent in New York, New York. (Sections 6.02 and 9.11.) No service charge will be made for any registration of exchange or transfer, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge. (Section 6.02.)

          The Certificates of each Series will evidence an interest, as specified in the related Prospectus Supplement, in a Trust Fund. Each Trust Fund will include (i) a Contract Pool, including certain rights to receive payments on the Contracts comprising such Contract Pool on and after the Cut-off Date, (ii) the amounts held from time to time in the "Certificate Account" (as described in the applicable Prospectus Supplement under "--Payment on Contracts; Certificate Account") maintained by the Trustee pursuant to the Agreement, (iii) any property which initially secured a Contract and which is acquired in the process of realizing thereon, (iv) the obligations of GreenPoint, under certain conditions, to repurchase Contracts sold by it with respect to which certain representations and warranties have been breached and not cured, (v) certain contractual servicing obligations of the Servicer, (vi) the proceeds of all insurance policies described herein and (vii) if applicable, one or more forms of credit support. If so specified in the related Prospectus Supplement, a limited guarantee of GFC may exist and, if so specified therein, will be a part of the Trust Fund.

          GreenPoint will convey the Contracts to the Trustee. See "The Contract Pools" herein and "--Conveyance of Contracts" below. GreenPoint, as Servicer, will service the Contracts pursuant to the Agreement. If so specified in the related Prospectus Supplement, the Contract documents will be held for the benefit of the Trustee by the Servicer.

CONVEYANCE OF CONTRACTS

          On the date of initial issuance of the Certificates of a Series, GreenPoint will sell to the Trustee, without recourse, all of its right, title and interest in and to the Contracts sold by it, and all rights under the standard hazard insurance policies on the related Manufactured Homes. The conveyance of the Contracts to the Trustee will include a conveyance of all rights to receive Scheduled Payments thereon that were due on or after the Cut-off Date, even if received prior to the Cut-off Date, as well as all rights to any payments received on or after the Cut-off Date other than late receipts of Scheduled Payments that were due prior to the Cut-off Date. The Contracts will be described on a schedule attached to the Agreement (the "Contract Schedule"). The Contract Schedule will include the principal balance of each Contract as of the Cut-off Date, the amount of each Scheduled Payment due on each Contract as of the Cut-off Date, the Contract Rate on each Contract (determined as of the Cut-off Date) and the maturity date of each Contract. GreenPoint will be required to complete a review of all of the originals of the Contracts, the certificates of title to, or other evidence of a perfected security interest in, the Manufactured Homes, any related Mortgages, if any, and any assignments or modifications of the foregoing (collectively, the "Contract Files") confirming the accuracy of the Contract Schedule delivered to the Trustee within the time period set forth in the related Agreement. Any Contract discovered not to agree with such schedule in a manner that is materially adverse to the interests of the Certificateholders will be repurchased by GreenPoint, or replaced with another Contract, except that if the discrepancy relates to the principal balance of a Contract (determined as described above), GreenPoint may, under certain conditions, deposit cash in the Certificate Account in an amount sufficient to offset such discrepancy. The Trustee will not review the Contract Files. (Section 2.01.)

          If so provided in the related Prospectus Supplement, the Servicer will hold, as custodian and agent on behalf of the Trustee, the original Contracts and copies of documents and instruments relating to each Contract and the security interest in the Manufactured Home, and real property, if any, relating to each Contract. In order to give notice of the Trustee's right, title and interest in and to the Contracts, a UCC-1 financing statement identifying the Trustee as the secured party and identifying all the Contracts as collateral will be filed in the appropriate office in the appropriate states. The Contracts will be stamped or otherwise marked to reflect their assignment to the Trustee. To the extent that the Contracts do not constitute "chattel paper" within the meaning of the UCC as in effect in the applicable jurisdictions or to the extent that the Contracts do constitute chattel paper and a subsequent purchaser is able to take physical possession of the Contracts without notice of such assignment, the Trustee's interest in the Contracts could be defeated. See "Certain Legal Aspects of the Contracts--Security Interests in the Manufactured Homes" and "Land Home and Land-in-Lieu Contracts" herein.

          GreenPoint will make certain representations and warranties to the Trustee with respect to each Contract sold by it. The applicable Prospectus Supplement will describe the representations and warranties made by GreenPoint in connection with the Contracts conveyed to the related Trust Fund, the terms pursuant to which GreenPoint will be obligated to repurchase, at the price specified therein, any Contract sold by it if any such representation and warranty has been breached (unless such breach has been cured or otherwise is not required to be cured), and the terms pursuant to which GreenPoint may remedy any such breach. (Section 3.05.)

PAYMENTS ON CONTRACTS

          The applicable Prospectus Supplement will specify the arrangements pursuant to which Contract collections are held pending distribution to Certificateholders. (Section 4.05.) Certain Contract collections will be applied to pay the Servicer's servicing compensation and to reimburse it for certain expenses, as set forth in each Prospectus Supplement and as set forth herein under "--Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer" below.

DISTRIBUTIONS ON CERTIFICATES

          The Certificates of any Class will entitle the holders thereof to distributions, on the Distribution Dates specified in the related Prospectus Supplement, from amounts collected on the underlying Contracts. The Certificates of a Class may entitle the holders thereof to (a) distributions of both principal and interest, (b) distributions of principal only, or (c) distributions of interest only. Such distributions will be made in accordance with a formula described in the related Prospectus Supplement, and, if so specified in such Prospectus Supplement, such distributions will be applied first to interest, if any, and second to principal, if any. To the extent specified in the related Prospectus Supplement, the rights of the holders of the Certificates of one or more Classes of a multiple Class Series to receive distributions of principal or of interest or of both from amounts collected on the Contracts may be subordinate to such rights of the holders of Certificates of one or more other Classes. See "Credit and Liquidity Enhancement" herein.

          Distributions of Principal. If the Certificates of a Class entitle the holders thereof to distributions of principal, the related Prospectus Supplement will specify an initial aggregate Certificate Balance for the Certificates of such Class and a method of computing the amount of principal, if any, to be distributed to the holders of such Certificates on each Distribution Date. If so specified in the related Prospectus Supplement, principal distributions for the Certificates of a Class will be computed on the basis of a formula which, on each Distribution Date, allocates all or a portion of the Total Regular Principal Amount relating to such Distribution Date to the Certificates of such Class. The "Total Regular Principal Amount" is the total amount by which the aggregate outstanding principal balance of the Contracts in the related Contract Pool is reduced during one or more collection periods prior to such Distribution Date designated in such Prospectus Supplement (each, a "Collection Period"). Such reduction may occur as a result of actuarially predetermined scheduled principal reductions, receipt of principal prepayments, liquidation of Contracts, repurchases of Contracts under certain conditions, losses on Contracts, the failure of a third party credit support provider, if any, to make a required payment, or a combination of any of the foregoing events. See "The Contract Pools" and "--Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer" herein. Distributions with respect to all or a portion of the Total Regular Principal Amount are sometimes referred to herein as distributions of "Regular Principal." The Total Regular Principal Amount with respect to any Contract Pool and any Distribution Date may be estimated in a manner specified in the related Prospectus Supplement.

          If, due to liquidation losses or other circumstances adversely affecting the collections on the underlying Contract Pool, the Contract collections available on any Distribution Date to make distributions of Regular Principal to the holders of the Certificates of a

Class are less than the portion of the Total Regular Principal Amount allocable to such Class, the deficiency may be made up from (i) the amount ("Excess Interest"), if any, by which the interest collected on nondefaulted Contracts during the same Collection Period exceeds the interest distribution due to the holders of the Certificates for the related Series and, if so specified in the related Prospectus Supplement and if GreenPoint is acting as Servicer, the Monthly Servicing Fee (as defined hereinafter and in the related Prospectus Supplement), or (ii) funds available from one or more forms of credit support referred to below, but only to the extent, if any, specified in the applicable Prospectus Supplement. See "Credit and Liquidity Enhancement" herein. If specified in the applicable Prospectus Supplement, the Certificate Balance of the Certificates of a Class will be reduced on each Distribution Date by the full amount of the portion of the Total Regular Principal Amount allocable to such Class even if, due to deficient Contract collections, a full distribution thereof is not made.

          The applicable distribution formula for each Class of a multiple-Class Series may allocate the Total Regular Principal Amount among the various Classes on a pro rata, sequential or other basis, as specified in the related Prospectus Supplement. If specified in the related Prospectus Supplement, any such formula may entitle the holders of Certificates of a particular Class to receive on certain Distribution Dates, distributions of Regular Principal from particular sources of funds (e.g., one or more of the forms of credit support referred to below) upon the occurrence of certain losses or delinquencies, even if the holders of the Certificates of such Class would not have been entitled to receive principal distributions on such Distribution Dates from amounts collected on the underlying Contracts in the absence of such losses or delinquencies.

          If specified in the applicable Prospectus Supplement, the Certificates of a Class may entitle the holders thereof to Special Principal Distributions on particular Distribution Dates that are unrelated to the Total Regular Principal Amount for any such Distribution Date ("Special Principal Distributions"). Special Principal Distributions may be made, under the circumstances set forth in the applicable Prospectus Supplement, from interest collected on the underlying Contract Pool, from funds available from one or more forms of credit support or from any other source specified in such Prospectus Supplement. The Certificates of a Class having an initial Certificate Balance may entitle the holders thereof to distributions of Regular Principal only, to distributions of Regular Principal and to Special Principal Distributions or to Special Principal Distributions only. However, if so specified in the related Prospectus Supplement, the Certificates of a Class will not entitle the holders thereof to aggregate principal distributions in excess of the initial Certificate Balance for such Class.

          Distributions of Interest. The distribution formula for a Class of Certificates having an initial Certificate Balance may, but need not, also specify a method of computing the interest, if any, to be distributed on specified Distribution Dates (which may include all or less than all of the Distribution Dates) to the holders of the Certificates of such Class. Such interest may be equal, subject to such adjustments as may be described in the related Prospectus Supplement, to a specified number of days' interest on the applicable Certificate Balance (before giving effect to any reduction thereof on such Distribution Date), calculated at a rate (the "Pass-Through Rate") specified in the related Prospectus Supplement. The Pass-Through Rate may be fixed or variable, and, if specified in the related Prospectus Supplement, may shift from a variable rate to a fixed rate under the conditions specified in such Prospectus Supplement. Variable Pass-Through Rates may vary from time to time based upon changes in an index or other measure of certain market rates, all as more fully described in the related Prospectus Supplement. In that case, the time period between Pass-Through Rate adjustments (each, a "Rate Period") and the specific basis on which the Pass-Through Rate for each Rate Period will be determined (including the particular market rates and measures thereof relevant for determining the Pass-Through Rate for each Rate Period) may remain constant or may change from time to time at the election of the Servicer or otherwise, all as specified in the related Prospectus Supplement. Variable Pass-Through Rates may also vary from time to time, in the manner specified in the related Prospectus Supplement, based upon changes in the weighted average of the Contract Rates of the Contracts in the related Contract Pool or on any other basis. To the extent set forth in the related Prospectus Supplement, variable Pass-Through Rates may also have floor rates and/or ceiling rates which may be fixed or subject to adjustment as set forth in such Prospectus Supplement. In addition, a variable Pass-Through Rate may be converted to a fixed Pass-Through Rate at the election of the Seller or upon the occurrence of certain conditions. In that event, the related Prospectus Supplement will set forth the conditions under which the variable Pass-Through Rate may be converted to a fixed Pass-Through Rate.

          Rather than entitling the holders thereof to receive distributions of interest based upon a Pass-Through Rate, the distribution formula for the Certificates of a Class may entitle the holders thereof to distributions of interest on specified Distribution Dates (which may include all or less than all of the Distribution Dates) equal, in the case of any such Distribution Date, to all or a portion (which portion will be determined as described in the related Prospectus Supplement) of the interest payable on the related Contracts during one or more Collection Periods occurring prior to such Distribution Date. Classes of Certificates that do not entitle the holders thereof to receive distributions of principal may nevertheless entitle such holders to receive interest distributions calculated on this basis.

          If, due to liquidation losses or other circumstances adversely affecting the collections on the underlying Contract Pool, the Contract collections available to make distributions of interest to the holders of the Certificates of a Class are less than the amount of interest computed as described above, the deficiency may be made up from other sources, but only to the extent, if any, specified in the applicable Prospectus Supplement. See "Credit and Liquidity Enhancement" herein.

          Each Prospectus Supplement will contain information relating to the full amounts of principal and interest required to be distributed to the holders of the related Class or Classes of Certificates, to the extent there are sufficient Contract collections available therefor (sometimes referred to herein as "full distributions"), from amounts paid or payable on the underlying Contracts.

          Residual Interests. If specified in the related Prospectus Supplement, a Class of Certificates sold hereunder may evidence a residual interest in the related Trust Fund (the "Residual Interest"). Certificates evidencing a Residual Interest will not have the features described above. Rather, if so specified in such Prospectus Supplement, such Certificates will entitle the holders thereof to receive distributions from amounts collected on the Contracts which would not be needed to make distributions to the holders of other interests in the Trust Fund (or to pay expenses of the Trust Fund) in the absence of liquidation losses or other events resulting in deficient Contract collections. In addition, if specified in such Prospectus Supplement, any such Certificates may also entitle the holders thereof to receive additional distributions of assets of the related Trust Fund, to the extent any such assets remain after being applied to make distributions to the holders of other interests in the Trust Fund (or to pay expenses of the Trust Fund). Further, is so specified in the related Prospectus Supplement, any amounts due to the holders of a Residual Interest with respect to any Series may be subordinated to amounts due to holders of Certificates of another Series to the extent described in such Prospectus Supplement. The Certificates evidencing a Residual Interest may entitle the holders thereof to distributions at various times throughout the life of the related Trust Fund or only upon termination of the Trust Fund, all as more fully set forth in the related Prospectus Supplement. If an election is made to treat the related Trust Fund as a REMIC (as hereinafter defined), the holders of a Residual Interest in such Trust Fund will be subject to federal income taxation with respect to their ownership of such Residual Interest as described herein under "Federal Income Tax Consequences--REMIC Certificates-- Taxation of Residual Certificates."

GLOBAL CERTIFICATES

          If so specified in the applicable Prospectus Supplement, the Certificates of a Series, or of one or more Classes within a Series, will be issuable in the form of one or more global certificates (each, a "Global Certificate") that are initially registered in the name of Cede & Co. ("Cede"), as nominee of The Depository Trust Company ("DTC"), on behalf of the beneficial owners (the "Certificate Owners") of the Certificates. DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC accepts securities for deposit from its participating organizations ("Participants") and facilitates the clearance and settlement of securities transactions between Participants in such securities through electronic book-entry changes in accounts of Participants, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks and trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

          Certificate Owners who are not Participants but desire to purchase, sell or otherwise transfer ownership of Certificates may do so only through Participants (unless and until Definitive Certificates are issued). In addition, Certificate Owners will receive all distributions of principal of, and interest on, the Certificates from the Trustee through DTC and Participants. Certificate Owners will not receive or be entitled to receive certificates representing their respective interests in the Certificates, except under the limited circumstances described below. In addition, if some or all of the Certificates of a Series are issued in the form of one or more Global Certificates, certain monthly and annual reports prepared by the Servicer under the related Agreement will be sent on behalf of the related Trust Fund to Cede and not to the Certificate Owners.

          Unless and until Definitive Certificates are issued, it is anticipated that the only "Certificateholder" of the Certificates will be Cede, as nominee of DTC. Certificate Owners will not be Certificateholders as that term is used in the Agreement. Certificate Owners are only permitted to exercise the rights of Certificateholders indirectly through Participants and DTC.

          If so specified in the related Prospectus Supplement, while the Certificates are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "DTC Rules"), Participants are required to make book-entry transfers through DTC's facilities with respect to the Certificates, and DTC as the sole holder of the Certificates is required to receive and transmit distributions of principal of, and interest on, the Certificates. Unless and until Definitive Certificates are issued, Certificate Owners who are not Participants may transfer ownership of Certificates only through Participants by instructing such Participants to transfer Certificates, by book-entry transfer, through DTC for the account of the purchasers of such Certificates, which account is maintained with their respective Participants. Under the DTC Rules and in accordance with DTC's normal procedures, transfers of ownership of Certificates will be executed through DTC, and the accounts of the respective Participants at DTC will be debited and credited.

          Definitive Certificates will be issued to Certificate Owners, or their nominees, rather than to DTC, only if (i) the Servicer advises the Trustee in writing that DTC is no longer willing or qualified to discharge properly its responsibilities as nominee and depository with respect to the Certificates and the Servicer or the Trustee is unable to locate a qualified successor, (ii) the Seller, at its option, elects to terminate the book-entry system through DTC, or
(iii) after the occurrence of an Event of Default (See "--Servicing Compensation and Payment of Expenses; Certain Matters Regarding the Servicer--Events of Default" below), Certificate Owners having a majority in Percentage Interests of each Class of the Certificates advise the Trustee and DTC through the Participants, in writing, that the continuation of a book-entry system through DTC (or a successor thereto) to the exclusion of any physical certificates being issued to Certificate Owners is no longer in the best interests of Certificate Owners. Upon issuance of Definitive Certificates to Certificate Owners, such Certificates will be transferable directly (and not exclusively on a book-entry basis), and registered holders will deal directly with the Trustee with respect to transfers, notices and distributions.

          Except as otherwise specified in the related Prospectus Supplement, unless and until Definitive Certificates are issued, DTC will take any action permitted to be taken by a Certificateholder under the Agreement only at the direction of one or more Participants to whose DTC accounts the Certificates are credited and will take such action with respect to any Percentage Interests of the Certificates only at the direction of and on behalf of such Participants with respect to such Percentage Interests of the Certificates. DTC may take actions, at the direction of the related Participants, with respect to some Certificates which conflict with actions taken with respect to other Certificates.

DTC'S YEAR 2000 EFFORTS

          DTC management is aware that some computer applications, systems, and the like for processing data ("Systems") that are dependent upon calendar dates, including dates before, on, and after January 1, 2000, may encounter "Year 2000 problems." DTC has informed its Participants and other members of the financial community (the "Industry") that it has developed and is implementing a program so that its Systems, as the same relate to the timely payment of distributions (including principal and income payments) to securityholders, book-entry deliveries, and settlement of trades within DTC ("DTC Services"), continue to function appropriately. This program includes a technical assessment and a remediation plan, each of which is complete. Additionally, DTC's plan includes a testing phase, which is expected to be completed within appropriate time frames.

          However, DTC's ability to perform properly its services is also dependent upon other parties, including but not limited to issuers and their agents, as well as third party vendors from whom DTC license software and hardware, and third party vendors on whom DTC relies for information or the provision of services, including telecommunication and electrical utility service providers, among others. DTC has informed the Industry that it is contacting (and will continue to contact) third party vendors from whom DTC acquires services to: (i) impress upon them the importance of such services being Year 2000 compliance; and (ii) determine the extent of their efforts for Year 2000 remediation (and, as appropriate, testing) for their services. In addition, DTC is in the process of developing such contingency plans as it deems appropriate.

          According to DTC, the foregoing information with respect to DTC has been provided to the Industry for informational purposes only and is not intended to serve as a representation, warranty, or contract modification of any kind.

OPTIONAL AND MANDATORY REPURCHASE OF CERTIFICATES; OPTIONAL TERMINATION AND TERMINATION AUCTION


          Optional Repurchase. If so specified in the applicable Prospectus Supplement, the Servicer for any Trust Fund will have the option to repurchase, upon giving notice mailed no later than the Distribution Date next preceding the month of the exercise of such option, all outstanding Contracts after the first Distribution Date on which the Pool Scheduled Principal Balance (as defined hereinafter) is less than 10% (or such other percentage as may be specified in the related Prospectus Supplement) of the initial Pool Principal Balance on the Cut-off Date. The price at which the Servicer for such Trust Fund may repurchase the related Contracts will equal, after deductions of related advances by the Servicer, the greater of (a) the sum of (x) 100% of the Pool Scheduled Principal Balance of each Contract (other than any Contract as to which the related Manufactured Home has been acquired and not yet disposed of and whose fair market value is included pursuant to clause (y) below) as of the final Distribution Date, and (y) the fair market value of such acquired property (as determined by the Servicer) and (b) the aggregate fair market value (as determined by the Servicer) of all of the assets of such Trust Fund, plus, in the case of both clause (a) and (b), an amount sufficient to reimburse Certificateholders for each outstanding Class for any shortfall in interest due thereto in respect of prior Distribution Dates and, if so specified in the related Prospectus Supplement, any amounts owing to the Credit Facility Provider. Notwithstanding the foregoing, the Servicer's option shall not be exercisable if there will not be distributed to the Certificateholders for each outstanding Class an amount equal to the aggregate Certificate Balance for each outstanding Class together with any shortfall in interest due to such Certificateholders in respect of prior Distribution Dates and one month's interest on the aggregate Certificate Balance for each outstanding Class at the respective Pass-Through Rates for such Classes and, if so specified in the related Prospectus Supplement, any amounts owing to the Credit Facility
Provider (the "Minimum Termination Amount"). The related Prospectus Supplement will specify whether losses suffered on the Contracts in the normal course will be allocated to the holders of Certificates when realized or upon the termination of the related Trust and whether an adjustment to the Minimum Termination Amount will be made.

In no event, will losses be recognized until a liquidation of the collateral securing any such defaulted Contract has been liquidated. See "Description of the Certificates--Optional Termination" in the related Prospectus Supplement. (Section 10.01.)

          Mandatory Repurchase. Some or all of the Certificates of a Class may be subject to repurchase by or on behalf of the Seller at the option of the holders thereof and/or at the option of the Seller, but only to the extent, at the prices, on the dates and under the conditions specified in the related Prospectus Supplement. In addition, some or all of the Certificates of a Class may be subject to mandatory repurchase by or on behalf of the Seller to the extent, at the prices, on the dates and under the conditions specified in the related Prospectus Supplement. On the date on which any Certificate is subject to repurchase (the "Repurchase Date") the holder thereof will cease to be entitled to any benefit of the Certificate or the related Agreement and will be entitled only to receive from the Trustee the repurchase price of the Certificate upon surrender thereof at the office or agency designated by the Trustee. To the extent specified in the related Prospectus Supplement, the funds necessary to distribute the repurchase price of any Certificate subject to mandatory or optional repurchase as described therein will be provided under a certificate purchase agreement or other Liquidity Facility as described in "Credit and Liquidity Enhancement" herein.

          Optional or Mandatory Termination Auction. If specified in the applicable Prospectus Supplement, on any Distribution Date after the Distribution Date on which the Pool Scheduled Principal Balance is less than 10% (or such other percentage as may be specified in the related Prospectus Supplement) of the Cut-off Date Pool Principal Balance, the Servicer will, in addition to the option to repurchase the Contracts discussed above, have the option to direct the Trustee to solicit bids for the purchase at an auction (the "Termination Auction") of the Contracts remaining in the Trust Fund. Unless the Servicer has either exercised the option to repurchase the Contracts or directed the Trustee to conduct a Termination Auction within 90 days of the Distribution Date on which the Pool Scheduled Principal Balance is less than 10% (or such other percentage as may be specified in the related Prospectus Supplement) of the Cut-off Date Pool Principal Balance, the Servicer shall, to the extent specified in the related Prospectus Supplement, be obligated to direct the Trustee to conduct such a Termination Auction. In any Termination Auction, the Servicer shall give notice as specified in the applicable Prospectus Supplement before the date on which the Termination Auction is to occur. The Trustee will solicit each Certificateholder, the Seller and one or more active participants in the asset-backed securities or manufactured housing contract market that are not affiliated with GreenPoint to make a bid to purchase the Contracts at the Termination Auction. The Trustee will sell all the Contracts to the highest bidder, subject, among other things, to (i) the requirement that the highest bid equal or exceed the Minimum Termination Amount, and (ii) the requirement that at least one bid be tendered by an active participant in the asset-backed securities or manufactured housing contract market that is not affiliated with GreenPoint. If the foregoing requirements are satisfied, the successful bidder or bidders shall deposit the aggregate purchase price for the Contracts in the Certificate Account. If the foregoing requirements are not satisfied, the purchase shall not occur and distributions will continue to be made on the Certificates. Any sale and consequent termination of the Trust Fund as a result of a Termination Auction must constitute a "qualified liquidation" of the Trust Fund under Section 860F of the Code. (Section 10.1)

TERMINATION OF THE AGREEMENT

          The Agreement will terminate upon the last action required to be taken by the Trustee on the final Distribution Date following the earlier of (i) the purchase or sale of all Contracts and all property acquired in respect of any Contract remaining in the Trust Fund as described above under "--Optional and Mandatory Repurchase of Certificates; Termination Auction" or (ii) the final payment or other liquidation (or any advance with respect thereto) of the last Contract remaining in the relevant Trust Fund (including the disposition of all property acquired upon repossession of any Manufactured Home). (Section 10.01.)

          In the event of the termination of any Agreement, the holders of Certificates of any Class of the related Series will be entitled to receive, upon presentation and surrender of their Certificates at the office or agency designated by the Trustee, a final distribution in an amount computed as described in the related Prospectus Supplement.

COLLECTION AND OTHER SERVICING PROCEDURES

          Except as otherwise provided in the related Agreement, the Servicer may rescind, cancel or make material modifications of the terms of a Contract (including modifying the amounts and Due Dates of Scheduled Payments) in connection with a default or imminent default thereunder. However, if so specified in the related Prospectus Supplement and unless required by the applicable law or to bring Contracts into conformity with the representations and warranties contained in the Agreement, the Servicer may not rescind, cancel or materially modify any Contract unless the Servicer obtains an opinion of counsel to the effect that such action will not have certain adverse federal income tax consequences. (Section 4.07.)

SERVICING COMPENSATION AND PAYMENT OF EXPENSES; CERTAIN MATTERS REGARDING THE SERVICER

          The monthly servicing fee (the "Monthly Servicing Fee") and any additional servicing compensation with respect to the Contracts underlying a Series of Certificates will be specified in the applicable Prospectus Supplement. (Section 1.01.) If so specified in the related Prospectus Supplement, if GreenPoint is acting as Servicer, GreenPoint may subordinate the Monthly Servicing Fee for a Series with respect to all, or a portion of, the amounts due to the related Certificateholders on the terms and conditions set forth in such Prospectus Supplement.

          The Monthly Servicing Fee provides compensation for customary manufactured housing contract third-party servicing activities to be performed by the Servicer for the Trust Fund and for additional administrative services performed by the Servicer on behalf of the Trust Fund. Customary servicing activities include collecting and recording payments, communicating with Obligors, investigating payment delinquencies, providing billing and tax records to Obligors and maintaining internal records with respect to each Contract. Administrative services performed by the Servicer on behalf of the Trust Fund include calculating distributions to Certificateholders and providing related data processing and reporting services for Certificateholders and on behalf of the Trustee. If so specified in the applicable Prospectus Supplement, expenses incurred in connection with servicing the Contracts and paid by the Servicer from its Monthly Servicing Fee include, without limitation, payment of fees and expenses of accountants, payment of all fees and expenses incurred in connection with the enforcement of Contracts (except liquidation expenses and certain other expenses) and payment of expenses incurred in connection with distributions and reports to Certificateholders. The Servicer will be reimbursed out of the liquidation proceeds from a defaulted Contract for all reasonable, out-of-pocket liquidation expenses incurred by it in realizing upon the related Manufactured Home as well as for advances of taxes and insurance premiums previously made with respect to any such Contract (to the extent not previously recovered).

          If so specified in the related Prospectus Supplement, as part of its servicing fees, the Servicer will also be entitled to retain, as compensation for the additional services provided in connection therewith, any fees for late payments made by Obligors, conversion fees relating to variable rate Contracts, a fee associated with the enforcement of deficiency amounts on Liquidated Contracts if deficiency amounts are recoverable under the laws of the applicable jurisdiction, extension fees paid by Obligors for the extension of scheduled payments and assumption fees for permitted assumptions of Contracts by purchasers of the related Manufactured Homes. (Sections 4.15 and 5.03.) To the extent specified in the related Prospectus Supplement, the Servicer will also be entitled to use payments of principal and interest (including Liquidation Proceeds net of Liquidation Expenses) for its own benefit, without an obligation to pay interest or any other investment return thereon, until the related Distribution Date.

          If so specified in the applicable Prospectus Supplement, any person with which the Servicer is merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer is a party, or any person succeeding to the business of the Servicer, will be the successor to the Servicer under the Agreement, so long as such successor has a net worth of at least $50 million and has serviced at least $100 million of manufactured housing contracts for at least one year. The Servicer may assign its rights and delegate its duties under the Agreement (whereupon it will no longer be liable for the obligations of the Servicer under the Agreement), provided that, among other conditions, any rating assigned to the Certificates will not be reduced because of such assignment and delegation. (Sections 7.04, 7.06 and 7.07.)

          Hazard Insurance Policies. If so specified in the related Prospectus Supplement, the Servicer will be obligated to cause to be maintained one or more hazard insurance policies with respect to each Manufactured Home in an amount at least equal to the lesser of its maximum insurable value or the principal amount due from the Obligor under the related Contract. Such hazard insurance policies will, at a minimum, provide fire and extended coverage on terms and conditions customary in manufactured housing hazard insurance policies. If a Manufactured Home is located within a federally designated flood area, the Servicer will, to the extent required by applicable law or regulation, also be obligated to cause flood insurance to be maintained in an amount equal to the lesser of the amounts described above or the maximum amount available for such Manufactured Home under the federal flood insurance programs. Such policies may provide for customary deductible amounts. Coverage thereunder will be required to be sufficient to avoid the application of any co-insurance provisions. Such policies will be required to contain a standard loss payee clause in favor of the Servicer and its successors and assigns. In general, the Servicer will not be obligated to cause to be obtained and maintained hazard insurance policies that provide earthquake coverage. If earthquake coverage is required with respect to Contracts in a particular Trust Fund, that fact will be disclosed in the related Prospectus Supplement.

          If so specified in the related Prospectus Supplement, all amounts collected by the Servicer under a hazard or flood insurance policy will be applied either to the restoration or repair of the Manufactured Home or against the remaining principal balance of the related Contract upon repossession of the Manufactured Home, after reimbursing the Servicer for amounts previously advanced by it for such purposes. The Servicer may satisfy its obligation to maintain hazard and flood insurance policies with respect to each Manufactured Home by maintaining a blanket policy insuring against hazard and flood losses on the related Obligor's interest in such Manufactured Home. Such blanket policy may contain a deductible clause, in which case the Servicer will be required to make payments to the related Trust Fund in the amount of any deductible amounts in connection with insurance claims on repossessed Manufactured Homes.

          If so specified in the related Prospectus Supplement, if the Servicer repossesses a Manufactured Home on behalf of the Trustee, the Servicer is required to either maintain a Hazard Insurance Policy with respect to such Manufactured Home meeting the requirements set forth above, or to indemnify the Trust Fund against any damage to such Manufactured Home prior to resale or other disposition. (Section 4.09.)

          Evidence as to Compliance. If so specified in the related Prospectus Supplement, the Servicer will be required to deliver to the Trustee each year an officer's certificate executed by an officer of the Servicer (i) stating that a review of the activities of the Servicer during the preceding calendar year and of performance under the Agreement has been made under the supervision of such officer, and (ii) stating that to the best of such officer's knowledge, the Servicer has fulfilled all its obligations under the Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. Such officer's certificate will be accompanied by a statement of a firm of independent public accountants to the effect that, on the basis of an examination of certain documents and records relating to servicing of the Contracts under the Agreement (or, at the Servicer's option, the Contracts and other contracts being serviced by the Servicer under agreements similar to the Agreement), conducted in accordance with generally accepted auditing standards, the Servicer's servicing has been conducted in compliance with the provisions of the Agreement (or such agreements), except (i) such exceptions as such firm believes to be immaterial and (ii) such other exceptions as may be set forth in such statement. (Sections 4.20 and 4.21.)


          Events of Default. Servicer events of default under the Agreement will consist of, among other events, (i) any failure by the Servicer to make any deposit or payment required of it under the Agreement which continues unremedied for five days after the giving of written notice, (ii) any failure by the Servicer duly to observe or perform in any material respect any of its other covenants or agreements in the Agreement which continues unremedied for 30 days after the giving of written notice of such failure, and (iii) certain events of insolvency, readjustment of debt, marshaling of assets and liabilities or other similar proceedings regarding the Servicer. If so specified in the related Prospectus Supplement, "notice" as used in this paragraph means notice to the Servicer by the Trustee, the Seller or, if applicable, the Credit Facility Provider, or to the Servicer, the Trustee and the Seller by the holders of Certificates evidencing interests ("Fractional Interests") in the outstanding principal balance of outstanding Certificates that, in the aggregate, equal at least 25% of the principal balance of all outstanding Certificates (excluding Certificates held by the Seller or any of its affiliates). (Section 8.01.)

          Rights Upon Event of Default. If so specified in the related Prospectus Supplement so long as an event of default remains unremedied, the Trustee may (but only with the consent of the Credit Facility Provider (if any) if the Credit Facility has not expired or if the Credit Facility has expired or been terminated and such Credit Facility Provider has not been reimbursed for all amounts due it), and at the written direction of the holders of Certificates evidencing Fractional Interests aggregating not less than 51% shall, terminate all of the rights and obligations of the Servicer under the Agreement and in and to the related Contracts, whereupon (subject to applicable law regarding the Trustee's ability to make monthly advances) the Trustee or a successor Servicer under the Agreement will succeed to all the responsibilities, duties and liabilities of the Servicer under the Agreement and will be entitled to similar compensation arrangements. If the Trustee is obligated to succeed the Servicer but is unwilling or unable so to act, it may appoint or petition a court of competent jurisdiction for the appointment of a Servicer. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and such successor Servicer may agree upon the servicing compensation to be paid, which in no event may be greater than a monthly amount specified in the Agreement. (Sections 7.07 and 8.01.)

          If so specified in the related Prospectus Supplement, no Certificateholder will have any right under the Agreement to institute any proceeding with respect to the Agreement unless such holder previously has given to the Trustee written notice of default and unless the holders of Certificates evidencing Fractional Interests aggregating not less than 25% have requested the Trustee in writing to institute such proceeding in its own name as Trustee and have offered to the Trustee reasonable indemnity and the Trustee for 60 days has neglected or refused to institute any such proceeding. The Trustee will be under no obligation to take any action or institute, conduct or defend any litigation under the Agreement at the request, order or direction of any of the holders of Certificates, unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which the Trustee may incur. (Sections 8.01 and 11.08.)

AMENDMENT

          If so specified in the related Prospectus Supplement, the Agreement may be amended by the Seller, the Servicer and the Trustee without the consent of the Certificateholders (but only with the consent of the Credit Facility Provider (if any) if the Credit Facility has not expired or if the Credit Facility has expired or been terminated and such Credit Facility Provider has not been reimbursed for all amounts due it), (i) to cure any ambiguity, (ii) to correct or supplement any provision therein that may be inconsistent with any other provision therein, (iii) to add to the duties or obligations of the Servicer, (iv) to obtain a rating from a nationally recognized rating agency or to maintain or improve the ratings of any Class of the Certificates then given by any rating agency (it being understood that, after obtaining the rating of the Certificates from the rating agencies specified in such Agreement, none of the Trustee, the Seller or the Servicer is obligated to obtain, maintain or improve any rating assigned to the Certificates), or (v) to make any other provisions with respect to matters or questions arising under such Agreement, provided that such action will not, as evidenced by an opinion of counsel, adversely affect in any material respect the interests of the Certificateholders. The Agreement may also be amended, by the Seller, the Servicer, the Trustee and, if so specified in the related Prospectus Supplement, the Credit Facility Provider, with the consent of at least 51% of the holders of Certificates of each Class affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of such Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, any distributions on any Certificate, without the consent of the Holder of such Certificate as the case may be, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66% or (iii) reduce the aforesaid percentage of Certificates the holders of which are required to consent to any such amendment, without the consent of the holders of all Certificates then outstanding, and no such amendment shall adversely affect the status of the Trust Fund as a REMIC.

          If so specified in the applicable Prospectus Supplement, the Agreement may also be amended from time to time, without the consent of any Certificateholders, by the Seller, the Trustee and the Servicer to modify, eliminate or add to the provisions of the Agreement to (i) maintain the qualification of the Trust Fund as a REMIC under the Code or avoid, or minimize the risk of, the imposition of any tax on the Trust Fund under the Code that would be a claim against the Trust Fund assets, provided that an opinion of counsel is delivered to the Trustee to the effect that such action is necessary or appropriate to maintain such qualification or avoid any such tax or minimize the risk of its imposition, or (ii) prevent the Trust Fund from entering into any "prohibited transaction" as defined in Section 860F of the Code, provided that an opinion of counsel is delivered to the Trustee to the effect that such action is necessary or appropriate to prevent the Trust Fund from entering into such prohibited transaction. (Section 11.01.)

          The Agreement may otherwise be subject to amendment without the consent of any Certificateholders and, under certain circumstances, without the consent of the Trustee, if and to the extent specified in the related Prospectus Supplement.

THE TRUSTEE

          The Trustee with respect to a Series will be identified in the applicable Prospectus Supplement. If so specified therein, the Trustee may resign at any time, in which event the Seller will be obligated to appoint a successor Trustee. The Seller may also remove the Trustee if the Trustee ceases to be eligible to continue as such under the related Agreement or if the Trustee becomes insolvent. In such circumstances, the Seller will also be obligated to appoint a successor Trustee. Any resignation or removal of the Trustee and appointment of a successor Trustee will not become effective until acceptance of the appointment by the successor Trustee. (Section 9.07.)

          If so specified in the related Prospectus Supplement, the Agreement for any Series will require the Trustee to maintain, at its own expense, an office or agency in New York City where the Certificates for such Series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustee and the Certificate Registrar in respect of such Certificates pursuant to the related Agreement may be served.

          If so specified in the related Prospectus Supplement, the Trustee, or any of its affiliates, in its individual or any other capacity, may become the owner or pledgee of the Certificates of any Series with the same rights as it would have if it were not Trustee.

          If so specified in the related Prospectus Supplement, the Trustee will act as Paying Agent, Certificate Registrar and Authenticating Agent for the related Series of Certificates.

INDEMNIFICATION

          If so specified in the applicable Prospectus Supplement, each Agreement will provide that neither the Servicer nor any of its directors, officers, employees or agents will be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to such Agreement, or for errors in judgment; provided, however, that such provision shall not protect the Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which arises under an Agreement (other than in connection with the enforcement of any Contract in accordance with the Agreement) and which in its opinion may involve it in any expenses or liability; provided, however, that the Servicer may in its discretion undertake any such other legal action which it may deem necessary or desirable in respect of the Agreement and the rights and duties of the parties thereto. In such event, the legal expenses and costs of such other legal action and any liability resulting therefrom shall be expenses, costs and liabilities payable from the Trust Fund and the Servicer shall be entitled to be reimbursed therefor from amounts collected on the Contracts. (Section 7.05.)

                        CREDIT AND LIQUIDITY ENHANCEMENT

          To the extent specified in the related Prospectus Supplement, a Class of Certificates may be entitled to the benefit of one or more of the following forms of credit and liquidity enhancement:

SUBORDINATION

          The Certificates of one or more Classes of a multiple-Class Series (the "Senior Certificates") may afford the holders thereof a right to receive distributions of principal or of interest or of both on each Distribution Date from amounts collected on the related Contract Pool that is prior to the right to receive such distributions afforded by the Certificates of the other Class or Classes (the "Junior Certificates" or "Subordinate Certificates"). If so specified in the related Prospectus Supplement, this prior right will result from one or both of the following two features:

          The Senior Certificates will entitle the holders thereof to receive on some or all Distribution Dates, prior to any distribution of principal or of interest or of both (as specified in the related Prospectus Supplement) being made to the holders of the Junior Certificates on any such Distribution Date, a full distribution of principal or of interest or of both principal and interest (as specified in the related Prospectus Supplement) from amounts collected on the Contracts during the related Collection Period(s). To the extent that Contract collections during the related Collection Period(s) would, in the absence of liquidation losses or other circumstances adversely affecting such Contract collections, have been applied to make distributions to the holders of the Junior Certificates, this feature will enhance the likelihood of timely receipt by the holders of the Senior Certificates of full distributions of principal or of interest or of both in accordance with the applicable distribution formula.

          The distribution formula for the Senior Certificates (other than interest-only Certificates) will entitle the holders thereof to receive, on some or all Distribution Dates, all or a disproportionate share of the Total Regular Principal Amount until the Certificate Balance of the Senior Certificates has been reduced to zero. See "Description of Certificates--Distributions on Certificates--Distributions of Principal" above. This feature, in effect, will provide the holders of the Senior Certificates (other than holders of interest-only Certificates) with a prior right to receive the principal collected on the Contracts until the Certificate Balance of the Senior Certificates has been reduced to zero. The degree of priority will depend on the share of the Total Regular Principal Amount to which the holders of the Senior Certificates (other than holders of interest-only Certificates) are entitled on particular Distribution Dates. If the holders of the Senior Certificates (other than holders of interest-only Certificates) are entitled to receive all of the Total Regular Principal Amount on each Distribution Date (to the extent of the Contract collections available to make distributions of Regular Principal on such Distribution Date), then the holders of the Senior Certificates (other than holders of interest-only Certificates) will, in effect, have a right to receive all principal collected on the Contracts that is absolutely prior to the right of the holders of the Junior Certificates to receive any principal collected on the Contracts. If, however, the holders of the Senior Certificates (other than holders of interest-only Certificates) are entitled to receive only a disproportionate share of the Total Regular Principal Amount, or are entitled to receive all or a disproportionate share of the Total Regular Principal Amount only on certain Distribution Dates, then the prior right of the holders of the Senior Certificates (other than holders of interest-only Certificates) to receive distributions of principal collected on the Contracts will, to that extent, be limited. The prior right to receive distributions of principal collections described above will enhance the likelihood that the holders of the Senior Certificates (other than holders of interest-only Certificates) will ultimately receive distributions of principal in an aggregate amount equal to the initial Certificate Balance of the Senior Certificates. It will not, however, enhance the likelihood of timely receipt by the holders of the Senior Certificates of full distributions of the amounts to which they would have been entitled in the absence of liquidation losses or other circumstances adversely affecting Contract collections.

          If specified in the related Prospectus Supplement, the features described above may be characteristic of different Classes within a multiple-Class Series. Thus, Certificates which constitute Senior Certificates under the criteria described in paragraph 1 above may constitute Junior Certificates under the criteria described in paragraph 2 above, and Certificates which constitute Senior Certificates under the criteria described in paragraph 2 above may constitute Junior Certificates under the criteria described in paragraph 1 above. In general, the splitting of the features described above among two separate Classes of a multiple-Class Series will undercut the protection against loss afforded by each of such features. The particular effects of any such splitting will be discussed in the applicable Prospectus Supplement. The following discussion is based on the assumption that the features described above will not be characteristic of different Classes within a multiple-Class Series.

          The degree of protection against loss provided to the holders of the Senior Certificates at any time by either of the subordination features described above will be determined primarily by the degree to which the aggregate principal balance of the underlying Contracts (the "Pool Principal Balance") exceeds the Certificate Balance of the Senior Certificates (and to a lesser extent, if the holders of the Senior Certificates also have a prior right to receive interest, by the degree to which the interest payable on the Contracts, net of the portions thereof used to pay the servicing fee of the Servicer (if such servicing fee is payable prior to distributions of interest to the holders of the Senior Certificates) and other expenses of the Trust Fund, exceeds the interest distributable to the holders of the Senior Certificates). The relative levels of the Certificate Balance of the Senior Certificates (the "Senior Certificate Balance") and the related Pool Principal Balance, and hence the degree of protection against loss afforded by the subordination features described above, may change over time depending on, among other things, the formula by which principal is distributed to the holders of the Senior Certificates and the level of liquidation losses on the underlying Contracts. Generally, if the holders of Senior Certificates (other than holders of interest-only Certificates) receive a disproportionate share of the Total Regular Principal Amount on any Distribution Date, the effect will be to increase, as a relative matter, the degree by which the Pool Principal Balance exceeds the Certificate Balance of the Senior Certificates, thus increasing the degree of protection against loss afforded by the subordination of the Junior Certificates. In addition, Special Principal Distributions to the holders of the Senior Certificates from sources other than principal collections on the underlying Contracts generally will increase the degree of protection against loss above the protection that would have been provided if such distributions were not made (because the Senior Certificate Balance will be reduced without a reduction in the Pool Principal Balance). On the other hand, if, due to liquidation losses or other circumstances adversely affecting Contract collections, the holders of Senior Certificates (other than holders of interest-only Certificates) receive less than their proportionate share of the Total Regular Principal Amount, the effect will be to decrease, as a relative matter, the degree to which the Pool Principal Balance exceeds the Certificate Balance of the Senior Certificates, thus decreasing the degree of protection against loss afforded by the subordination of the Junior Certificates. The effects of particular principal distribution formulae in this regard will be discussed in the applicable Prospectus Supplement. The description of any such effects in a particular Prospectus Supplement may relate the Certificate Balances of the Senior Certificates to Pool Principal Balances which are estimated or adjusted as described therein. Such Pool Principal Balances may sometimes be referred to in a Prospectus Supplement as "Pool Scheduled Principal Balances."

          Where there is more than one Class of Junior Certificates, the rights of one or more of such Classes of Junior Certificates to receive distributions of principal, interest or principal and interest may be subordinated to the rights of one or more other Classes of Junior Certificates to receive such distributions. Any Class of Junior Certificates that is entitled to receive such distributions from Contract Pool collections prior to any other Class of Junior Certificates is a "mezzanine" Class of Junior Certificates. The subordination of any Class of Junior Certificate to a mezzanine Class of Junior Certificates will enhance the likelihood of timely receipt by the holders of such mezzanine Class of Junior Certificates relative to any Class of Junior Certificates that is subordinate to such mezzanine Class of Junior Certificates. Junior Certificates, including any mezzanine Classes of Junior Certificates, may only be sold hereunder if rated in one of the four highest rating categories of a nationally recognized statistical rating organization. (See "Rating" herein). The effect of any subordination on any Classes of Junior Certificates sold hereunder will be discussed in the applicable Prospectus Supplement.

RESERVE FUNDS

          The Certificates of one or more Classes may be entitled to the benefit of one or more spread accounts or other reserve funds (each, a "Reserve Fund") which, to the extent specified in the related Prospectus Supplement, will cover shortfalls created when collections on the related Contract Pool that are available to make distributions to the holders of such Certificates are not sufficient to fund full distributions of principal, interest or principal and interest to such Certificateholders. Any Reserve Fund may be available to cover all or a portion of such shortfalls and may be available to cover any shortfalls, no matter what the cause, or only shortfalls due to certain causes (e.g., liquidation losses only or delinquencies only), all as specified in the related Prospectus Supplement. In addition, to the extent specified in the related Prospectus Supplement, a Reserve Fund may be used to make distributions of interest or Regular Principal to the holders of a Class of Certificates on particular Distribution Dates upon the occurrence of certain losses, delinquencies or other events, even if such Certificateholders would not have been entitled to any such distributions on such Distribution Dates in the absence of losses, delinquencies or other events. A Reserve Fund may also be used to fund Special Principal Distributions under the circumstances set forth in the related Prospectus Supplement. The related Prospectus Supplement will specify whether any Reserve Fund will be established as part of the Trust Fund or held outside of the Trust Fund by a collateral agent or similar third party (who may be the Trustee acting in a different capacity) and will contain a description of any arrangement pursuant to which the Reserve Fund is held outside of the Trust Fund.

          The method of funding any Reserve Fund, and the required levels of funding, if any, as well as the circumstances under which amounts on deposit in any Reserve Fund may be distributed to persons other than Certificateholders, will be described in the applicable Prospectus Supplement. To the extent that a Reserve Fund may be funded in whole or in part from some or all of the interest collected on the Contracts in excess of the interest needed to make distributions to the holders of one or more Classes of Certificates, such Reserve Fund may be referred to in the applicable Prospectus Supplement as a "Spread Account."

CREDIT FACILITIES

          The Certificates of one or more Classes may be entitled to the benefit of one or more letters of credit, swap agreements, interest rate caps, surety bonds or similar credit facilities (each, a "Credit Facility"). Each such Credit Facility may be in an amount greater than, equal to or less than the Certificate Balance of the Certificates of each Class entitled to the benefits thereof, and may be subject to reduction or be limited as to duration, all as described in the applicable Prospectus Supplement. To the extent specified in the related Prospectus Supplement, amounts realized under a Credit Facility supporting the Certificates of any Class may be used for the same purposes as amounts on deposit in Reserve Funds. See "--Reserve Funds" above. A Credit Facility may be held by a Trustee as part of the related Trust Fund or may be held by a collateral agent or other third party (who may be the Trustee acting in a different capacity). The related Prospectus Supplement will contain a description of the material terms of any Credit Facility and any arrangement pursuant to which the Credit Facility is held outside of the Trust Fund. Such Prospectus Supplement will also contain certain information concerning the provider of the Credit Facility (the "Credit Facility Provider"), which information will have been provided to the Seller by the Credit Facility Provider for use in such Prospectus Supplement. GreenPoint or an affiliate thereof may be a Credit Facility Provider.

          If specified in the applicable Prospectus Supplement, a Credit Facility, rather than supporting distributions of particular amounts to the holders of Certificates of particular Classes, may, instead, support certain collections on the related Contract Pool. These collections may be of all or a portion of amounts due on Contracts in liquidation, all or a portion of the scheduled monthly payments due on the Contracts or of other amounts. The extent to which any such collections are supported by a Credit Facility which functions in this manner will be described in the applicable Prospectus Supplement.

LIQUIDITY FACILITIES

          The Certificates of one or more Classes may be entitled to the benefit of one or more certificate purchase agreements or other liquidity facilities (each, a "Liquidity Facility"), pursuant to which the provider of such Liquidity Facility (the "Liquidity Facility Provider") will provide funds to be used to purchase some or all of such Certificates on the Repurchase Dates applicable thereto. If so specified in the applicable Prospectus Supplement, a Liquidity Facility will be held outside of the Trust Fund by a third party (which may be the Trustee acting in another capacity). The related Prospectus Supplement will contain a description of the material terms of any such Liquidity Facility and any arrangement pursuant to which it is held outside of the Trust Fund, and will contain certain information concerning the Liquidity Facility Provider, which information will have been provided to the Seller by the Liquidity Facility Provider for use in such Prospectus Supplement. GreenPoint or an affiliate thereof may be a Liquidity Facility Provider. If specified in the related Prospectus Supplement, a Reserve Fund or Credit Facility may also serve as a Liquidity Facility.

                        FEDERAL INCOME TAX CONSEQUENCES

          The following summary describes the material federal income tax consequences of the purchase, ownership and disposition of Certificates of any Series as of the date hereof. In connection with the issuance of each Series, Special counsel to GreenPoint will render its opinion that this discussion of the federal income tax consequences, as supplemented by the discussion of federal income tax consequences in the related prospectus supplement accompanying such Series, is accurate in all material respects. As more fully discussed below, special counsel to GreenPoint is also of the opinion that (A) for a Series for which an election to be treated as a "real estate mortgage investment conduit" ("REMIC") will be made, (i) the Trust Fund will qualify as a REMIC for federal income tax purposes, (ii) the Certificates of such Series identified in the related prospectus supplement as "regular interests" in the REMIC ("Regular Certificates") will be so treated for federal income tax purposes, (iii) those Certificates of such Series identified in the related prospectus supplement as "residual interests" in the REMIC ("Residual Certificates") will be treated for federal income tax purposes as the sole class of

"residual interests" in the REMIC and (iv) those Certificates, if any, identified a being comprised of a REMIC "regular interest: coupled with a swap or cap contract will be treated as representing ownership of a "regular interest" in a REMIC to the extent of the portion thereof identified as such in the Prospectus Supplement, (B) for a Series for which no election to be treated as a REMIC will be made and which is described as a "grantor trust" in the Prospectus Supplement, for federal income tax purposes, the Trust Fund will be classified as a grantor trust and not as a corporation or an association which is taxable as a corporation, or (C) for a Series for which no election to be treated as a REMIC will be made and which is described in the Prospectus Supplement as an "owner trust," (i) for federal income tax purposes, the Trust Fund will not be treated as an association, taxable mortgage pool or publicly traded partnership taxable as a corporation and (ii) the Offered Certificates or Notes of such Series will be treated as indebtedness for federal income tax purposes. Except to the extent provided in a related prospectus supplement, special counsel to GreenPoint will render no other opinions on federal income taxes to a Trust with respect to the Certificates. Special counsel to GreenPoint for each Series will be Orrick, Herrington & Sutcliffe LLP, and a copy of the legal opinion of such counsel rendered in connection with any Series of Certificates will be filed with the Commission on a Current Report on Form 8-K upon the issuance of the related Series of Certificates. This discussion is directed primarily to Certificateholders that hold the Certificates as "capital assets" within the meaning of Section 1221 of the Code (although portions thereof also may apply to Certificateholders who do not hold Certificates as "capital assets") and it does not purport to discuss all federal income tax consequences that may be applicable to the individual circumstances of particular investors, some of which (such as banks, insurance companies and foreign investors) may be subject to special treatment under the Code. Further, the authorities on which this discussion, and the opinion referred to below, are based are subject to change or differing interpretations, which could apply retroactively. Prospective investors should note that no rulings have been or will be sought from the Internal Revenue Service (the "Service") with respect to any of the federal income tax consequences discussed below, and no assurance can be given that the Service will not take contrary positions. Taxpayers and preparers of tax returns (including those filed by any REMIC or other issuer) should be aware that under applicable Treasury regulations a provider of advice on specific issues of law is not considered an income tax return preparer unless the advice (i) is given with respect to events that have occurred at the time the advice is rendered and is not given with respect to the consequences of contemplated actions, and (ii) is directly relevant to the determination of an entry on a tax return. Accordingly, taxpayers should consult their tax advisors and tax return preparers regarding the preparation of any item on a tax return, even where the anticipated tax treatment has been discussed herein. In addition to the federal income tax consequences described herein, potential investors are advised to consider the state, local and other tax consequences, if any, of the purchase, ownership and disposition of Certificates in a Series. See "Other Tax Consequences." Certificateholders are urged to consult their tax advisors concerning the federal, state, local or other tax consequences to them of the purchase, ownership and disposition of Certificates in a Series.

          The following discussion addresses securities of three general types:
(i) certificates ("REMIC Certificates") representing interests in a Trust Fund with respect to which an election to be treated as a "real estate mortgage investment conduit" ("REMIC") under Sections 860A through 860G (the "REMIC Provisions") of the Code will be made, (ii) Grantor Trust Certificates representing interests in a Trust Fund ("Grantor Trust Fund") as to which no such election will be made and (iii) Owner Trust Certificates or Notes which will be treated as indebtedness for federal income tax purposes and a to which no REMIC election will be made.

          The following discussion is based in part upon the rules governing original issue discount that are set forth in Sections 1271-1273 and 1275 of the Code and in the Treasury regulations issued thereunder (the "OID Regulations"), and in part upon the REMIC Provisions and the Treasury regulations issued thereunder (the "REMIC Regulations"). The OID Regulations do not adequately address certain issues relevant to, and in some instances provide that they are not applicable to, securities such as the Certificates.

          The following discussion is limited in applicability to the Certificates. For purposes of this tax discussion, references to a "Certificateholder" or a "holder" are to the beneficial owner of a Certificate.

REMIC ELECTIONS

          Under the Code, an election may be made with respect to a Trust Fund related to any Series of Certificates to treat such Trust Fund as a "real estate mortgage investment conduit" ("REMIC") within the meaning of Section 860D(a) of the Code, in which case the Certificates of any Class of such Series will be either "regular interests" in the REMIC within the meaning of Section 860G(a)(1) of the Code or "residual interests" in the REMIC within the meaning of Section 860G(a)(2) of the Code. The Prospectus Supplement for each Series of Certificates will indicate whether each Seller of Contracts to the related Contract Pool intends to cause an election to be made to treat the Trust Fund as a REMIC, and if such an election is to be made, which Certificates will be regular interests and which will be the residual interest in the REMIC. The discussion under the heading "--REMIC Certificates" discusses Series with respect to which the Seller of Contracts to the related Contract Pool will cause a REMIC election to be made and the discussion under the heading "--Non-REMIC Trusts" discusses Series with respect to which the Seller will not cause a REMIC election to be made.

REMIC CERTIFICATES

          General. The discussion in this section applies only to a Series of Certificates for which a REMIC election is to be made. Upon the issuance of each Series of Certificates for which a REMIC election is to be made, Orrick, Herrington & Sutcliffe LLP, special counsel to GreenPoint will deliver its opinion that, with respect to each such Series of Certificates, under then existing law and assuming that a REMIC election is made in accordance with the requirements of the Code and compliance by the Seller, the Servicer and the Trustee for such Series with all of the provisions of the related Agreement, the agreement or agreements, if any, providing for a Credit Facility or a Liquidity Facility, together with any agreement documenting the arrangement through which a Credit Facility or a Liquidity Facility is held outside the related Trust Fund, and agreement or agreements with any Underwriter, the Trust Fund will be a REMIC, and the Certificates of such Series will be treated as either "regular interests" in the REMIC ("Regular Certificates") or "residual interests" in the REMIC ("Residual Certificates").

          Orrick, Herrington & Sutcliffe LLP, special counsel to GreenPoint, has prepared or reviewed the statements in this Prospectus under the heading "Federal Income Tax

Consequences--REMIC Certificates," and are of the opinion that such statements are correct in all material respects. Such statements are intended as an explanatory discussion of the possible effects of the classification of any Trust Fund as a REMIC for federal income tax purposes on investors generally and of related tax matters affecting investors generally, but do not purport to furnish information in the level of detail or with the attention to an investor's specific tax circumstances that would be provided by an investor's own tax advisor. Accordingly, each investor is urged to consult its own tax advisors with regard to the tax consequences to it of investing in REMIC Certificates.

          Tax Status of REMIC Certificates. If so specified in the related Prospectus Supplement, the Certificates of any Series, in their entirety, will generally be considered (i) "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code and (ii) assets described in Section 7701(a)(19)(C) of the Code (assets qualifying under one or more of those sections, applying each section separately, "qualifying assets") for a calendar quarter if at least 95% of the assets of the related Trust Fund are qualifying assets during such calendar quarter. In the event the percentage of the Trust Fund's assets which are qualifying assets falls below 95% for any calendar quarter, then a corresponding percentage of the Certificates will be treated as qualifying assets for such calendar quarter. Any amount includible in gross income with respect to the Certificates will be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code to the extent that the Certificates are treated as "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code. The assets of the Trust Fund will include, in addition to the Contracts, payments on the Contracts held pending distribution, and may include, among other assets, one or more Reserve Funds. With respect to the treatment of Contracts as qualifying assets, (i) the Treasury Regulations under Section 856 of the Code define a "real estate asset" under Section 856(c)(4)(A) of the Code to include a loan secured by manufactured housing that qualifies as a single family residence under the Code, and (ii) the Treasury Regulations under Section 7701(a)(19)(C) of the Code provide that assets described in that Section include loans secured by manufactured housing that qualifies as a single family residence under the Code. The Internal Revenue Service has ruled that obligations secured by permanently installed mobile home units qualify as "real estate assets" under Section 856(c)(4)(A) of the Code. Assets described in
Section 7701(a)(19)(C) of the Code include loans secured by mobile homes not used on a transient basis. However, whether Manufactured Homes would be viewed as permanently installed for purposes of Section 856 of the Code would depend on the facts and circumstances of each case, because the Internal Revenue Service rulings on this issue do not proved facts on which taxpayers can rely to achieve treatment as "real estate assets" no assurance can be given that the Manufactured Homes will be so treated. A Real Estate Investment Trust ("REIT") will not be able to treat that portion of its investment in Certificates that represents ownership of Contracts on Manufactured Homes that are not treated as permanently attached as a "real estate asset" for REIT qualification purposes. In this regard, investors should note that generally, most Contracts prohibit the Obligor from permanently attaching the related Manufactured Home to its site if it were not so attached on the date of the Contract. If so specified in the related Prospectus Supplement, Contracts in the related Contract Pool may permit the Obligor to permanently attach the related Manufactured Home to its site even if not attached at the date of the Contract. It is unclear whether other assets of the Trust Fund would be treated as qualifying assets under the foregoing sections of the Code. REMIC Certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of Code Section 851(b)(4)(A)(ii).

          Qualification as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. The following discussion assumes that such requirements will be satisfied by a Trust Fund so long as any REMIC Certificates related to such Trust Fund are outstanding. Substantially all of the assets of the REMIC must consist of "qualified mortgages" and "permitted investments" as of the close of the third month beginning after the day on which the REMIC issues all of its regular and residual interests (the "Startup Day") and at all times thereafter. The term "qualified mortgage" means any obligation (including a participation or certificate of beneficial ownership in such obligation) which is principally secured by an interest in real property that is transferred to the REMIC on the Startup Day in exchange for regular or residual interests in the REMIC or is purchased by the REMIC within the three-month period beginning on the Startup Day if such purchase is pursuant to a fixed price contract in effect on the Startup Day. The REMIC Regulations provide that a manufactured housing contract is principally secured by an interest in real property if the fair market value of the real property securing the contract is at least equal to either (i) 80% of the issue price

(generally, the principal balance) of the contract at the time it was originated or (ii) 80% of the adjusted issue price (the then outstanding principal balance, with certain adjustments) of the contract at the time it is contributed to a REMIC. The fair market value of the underlying real property is to be determined after taking into account other liens encumbering that real property. Alternatively, a manufactured housing contract is principally secured by an interest in real property if substantially all of the proceeds of the contract were used to acquire or to improve or protect an interest in real property that, at the origination date, is the only security for the contract (other than the personal liability of the obligor). The REMIC Regulations as well as a published notice issued by the Internal Revenue Service (the "Service") provide that obligations secured by interests in manufactured housing, which qualify as "single family residences" within the meaning of Section 25(e)(10) of the Code, are to be treated as "qualified mortgages" for qualifying a Trust Fund as a REMIC. Under Section 25(e)(10) of the Code, the term "single family residence" includes any manufactured home which has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location. GreenPoint will represent and warrant that each of the manufactured homes securing the Contracts conveyed by it to a Trust Fund meets this definition of a "single family residence." A qualified mortgage also includes a "qualified replacement mortgage" that is used to replace any "qualified mortgage" within three months of the Startup Day or to replace a defective mortgage within two years of the Startup Day.

          "Permitted investments" consist of (a) temporary investments of cash received under qualified mortgages before distribution to holders of interests in the REMIC ("cash-flow investments"), (b) amounts, such as a reserve fund, if any, reasonably required to provide for full payment of expenses of the REMIC, the principal and interest due on regular or residual interests in the event of defaults on qualified mortgages, lower than expected returns on cash-flow investments, prepayment interest shortfalls or certain other contingencies ("qualified reserve assets") and (c) certain property acquired as a result of foreclosure of defaulted qualified mortgages ("foreclosure property"). A reserve fund will not be qualified if more than 30% of the gross income from the assets in the reserve fund is derived from the sale or other disposition of property held for three months or less, unless such sale is necessary to prevent a default in payment of principal or interest on Regular Certificates. In accordance with Section 860G(a)(7) of the Code, a reserve fund must be "promptly and appropriately" reduced as payments on contracts are received. Foreclosure property will be a permitted investment only to the extent that such property is not held for more than three years unless an extension of such holding period is obtained from the Service.

          The Code requires that in order to qualify as a REMIC an entity must make reasonable arrangements designed to ensure that certain specified entities, generally including governmental entities or other entities that are exempt from United States tax, including the tax on unrelated business income ("Disqualified Organizations"), do not hold the residual interest in the REMIC. Consequently, it is expected that in the case of any Trust Fund for which a REMIC election is made, the transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization will be prohibited, and the ability of a Residual Certificate to be transferred will be conditioned on the Trustee's receipt of a certificate or other document representing that the proposed transferee is not a Disqualified Organization. The transferor of a Residual Certificate must not, as of the time of the transfer, have actual knowledge that such representation is false. The Code further requires that reasonable arrangements be made to enable a REMIC to provide the Service and certain other parties, including transferors of residual interests in a REMIC, with the information needed to compute the tax imposed by
Section 860E(e)(1) of the Code if, in spite of the steps taken to prevent Disqualified Organizations from holding residual interests, such an organization does, in fact, acquire a residual interest. See "Restrictions on Transfer of Residual Certificates" below.

          For certain Series of Certificates, two or more separate elections may be made to treat segregated portions of the assets of a single Trust Fund as REMICs for federal income tax purposes. Upon the issuance of any such series of Certificates, Orrick, Herrington & Sutcliffe LLP, special tax counsel to GreenPoint, will have advised GreenPoint, as described above, that at the initial issuance of the Certificates of such Series, each such segregated portion qualifies as a REMIC for federal income tax purposes, and that the Certificates in such Series will be treated either as Regular Certificates or Residual Certificates of the appropriate REMIC. Solely for the purpose of determining whether such Regular Certificates will constitute qualifying real estate or real property assets for certain categories of financial institutions or real estate investment trusts as described above under "--Tax Status of REMIC Certificates," some or all of the REMICs in a multiple-tier REMIC structure may be treated as one. See the discussion below under "--Taxation of Regular Certificates."

          If an entity electing to be treated as a REMIC fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, the Code provides that the entity will not be treated as a REMIC for such year and thereafter. In this event, an entity with multiple classes of ownership interests may be treated as a separate association taxable as a corporation under Treasury regulations, and interests in the REMIC may be treated as debt or equity interests therein. If the Trust Fund were treated as a corporation, income of the Trust Fund would be subject to corporate tax in the hands of the Trust Fund, and, therefore, only a reduced amount might be available for distribution to Certificateholders. The Code authorizes the Treasury Department to issue Treasury regulations that address situations where failure to meet one or more of the requirements for REMIC status occurs inadvertently and in good faith, and disqualification of a REMIC would occur absent regulatory relief. Investors should be aware, however, that the Conference Committee Report (the "Committee Report") to the Tax Reform Act of 1986 (the "1986 Act") indicates that the relief may be accompanied by sanctions, such as the imposition of a corporate income tax on all or a portion of the REMIC's income for the period of time in which the requirements for REMIC status are not satisfied. The Agreement with respect to each REMIC will include provisions designed to maintain the related Trust Fund's status as a REMIC. It is not anticipated that the status of any Trust Fund as a REMIC will be terminated.

TAXATION OF REGULAR CERTIFICATES

          General. The Regular Certificates in any Series will constitute "regular interests" in the related REMIC. Accordingly, the Regular Certificates will generally be treated for federal income tax purposes as debt instruments that are issued by the related Trust Fund on the date of issuance of the Regular Certificates and not as ownership interests in the Trust Fund or the Trust Fund's assets. Interest, original issue discount, and market discount accrued on a Regular Certificate will be treated as ordinary income to the holder. Each holder must use the accrual method of accounting with regard to Regular Certificates, regardless of the method of accounting otherwise used by such holder with the effect that an investor may be required to report income for federal income tax purposes despite not yet having received a cash distribution in respect of such income. Payments of interest on REMIC Regular Certificates may be based on a fixed rate or a variable rate as permitted by the REMIC Regulations, or may consist of a specified portion of the interest payments on qualified mortgages where such portion does not vary during the period the REMIC Regular Certificate is outstanding. If a Regular Certificate represents an interest in a REMIC that consists of a specified portion of the interest payments on the REMIC's qualified mortgages, the stated principal amount with respect to that Regular Certificate may be zero.

          Original Issue Discount. Certain Regular Certificates may be issued with "original issue discount" within the meaning of Code Section 1273(a). Any holders of Regular Certificates issued with original issue discount generally will be required to include original issue discount in income as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of the receipt of the cash attributable to such income. The Servicer will report annually (or more often if required) to the Internal Revenue Service ("IRS") and to Certificateholders such information with respect to the original issue discount accruing on the REMIC Regular Certificates as may be required under Code Section 6049 and the regulations thereunder. See "--Reporting Requirements" below.

          Rules governing original issue discount are set forth in Code Sections 1271 through 1273 and 1275 and, to some extent, in the OID Regulations. Code
Section 1272(a)(6) provides special original issue discount rules applicable to Regular Certificates. Regulations have not yet been proposed or adopted under
Section 1272(a)(6) of the Code. Further, application of the OID Regulations to the Regular Certificates remains unclear in some respects because the OID Regulations generally purport not to apply to instruments to which section 1272(a)(6) applies such as Regular Certificates, and separately because they either do not address, or are subject to varying interpretations with regard to, several relevant issues.

          Code Section 1272(a)(6) requires that a mortgage prepayment assumption ("Prepayment Assumption") be used in computing the accrual of original issue discount on Regular Certificates and for certain other federal income tax purposes. The Prepayment Assumption is to be determined in the manner prescribed in Treasury regulations. To date, no such regulations have been promulgated. The Committee Report indicates that the regulations will provide that the Prepayment Assumption, if any, used with respect to a particular transaction must be the same as that used by the parties in pricing the transaction. If so specified in the applicable Prospectus Supplement, the Servicer will use a percentage of the prepayment assumption specified in the applicable Prospectus Supplement in reporting original issue discount that is consistent with this standard. However, the Servicer does not make any representation that the Mortgage Loans will in fact prepay at a rate equal to that prepayment assumption or at any other rate. Each investor must make its own decision as to the appropriate prepayment assumption to be used in deciding whether or not to purchase any of the Regular Certificates. The Prospectus Supplement with respect to a Series of Certificates will disclose the prepayment assumption to be used in reporting original issue discount, if any, and for certain other federal income tax purposes.

          The total amount of original issue discount on a Regular Certificate is the excess of the "stated redemption price at maturity" of the Regular Certificate over its "issue price". Except as discussed in the following two paragraphs, in general, the issue price of a particular Class of Regular Certificates offered hereunder will be the price at which a substantial amount of Regular Certificates of that Class are first sold to the public (excluding bond houses and brokers).

          If a Regular Certificate is sold with accrued interest that relates to a period prior to the issue date of such Regular Certificate, the amount paid for the accrued interest will be treated instead as increasing the issue price of the Regular Certificate. In addition, that portion of the first interest payment in excess of interest accrued from the Closing Date to the first Distribution Date will be treated for federal income tax reporting purposes as includible in the stated redemption price at maturity of the Regular Certificate, and as excludible from income when received as a payment of interest on the first Distribution Date. The OID Regulations suggest that some or all of this pre-issuance accrued interest "may" be treated as a separate asset (and hence not includible in a Regular Certificate's issue price or stated redemption price at maturity), whose cost is recovered entirely out of interest paid on the first Distribution Date. It is unclear how such treatment would be elected under the OID Regulations and whether an election could be made unilaterally by a Certificateholder.

          The stated redemption price at maturity of a Regular Certificate is equal to the total of all payments to be made on such Certificate other than "qualified stated interest." Under the OID Regulations, "qualified stated interest" is interest that is unconditionally payable at least annually during the entire term of the Certificate at either (i) a single fixed rate that appropriately takes into account the length of the interval between payments or
(ii) the current values of a single "qualified floating rate" or "objective rate" (each, a "Single Variable Rate"). A "current value" is the value of a variable rate on any day that is no earlier than three months prior to the first day on which that value is in effect and no later than one year following that day. A "qualified floating rate" is a rate whose variations can reasonably be expected to measure contemporaneous variations in the cost of newly borrowed funds in the currency in which the Certificate is denominated. Such a rate remains qualified even though it is multiplied by a fixed, positive multiple not exceeding 1.35, increased or decreased by a fixed rate, or both. Certain combinations of rates constitute a single qualified floating rate, including (i) interest stated at a fixed rate for an initial period of less than one year followed by a qualified floating rate if the value of the floating rate at the closing date is intended to approximate the fixed rate, and (ii) two or more qualified floating rates that can be expected to have appropriately the same values throughout the term of the Certificate. A combination of such rates is conclusively presumed to be a single floating rate if the values of all rates on the closing date are within 0.25% of each other. A variable rate that is subject to an interest rate cap, floor, "governor" or similar restriction on rate adjustment may be a qualified floating rate only if such restriction is fixed throughout the term of the instrument, or is not reasonably expected as of the closing date to cause the yield on the debt instrument to differ significantly from the expected yield absent the restriction. An "objective rate" is a rate (other than a qualified floating rate) determined using a single formula fixed for the life of the Certificate, which is based on (i) one or more qualified floating rates (including a multiple or inverse of a qualified floating rate), (ii) one or more rates each of which would be a qualified floating rate for a debt instrument denominated in a foreign currency, (iii) the yield of changes in price of one or more items of "actively traded" personal property, (iv) a combination of rates described in (i), (ii) and (iii), or (v) a rate designated by the IRS. However, a variable rate is not an objective rate if it is reasonably expected that the average value of the rate during the first half of the Certificate's term will differ significantly from the average value of such rate during the final half of its term. A combination of interest stated at a fixed rate for an initial period of less than one year followed by an objective rate is treated as a single objective rate if the value of the objective rate at the closing date is intended to approximate the fixed rate; such a combination of rates is conclusively presumed to be to be a single objective rate if the objective rate on the closing date does not differ from the fixed rate by more than 0.25%. The qualified stated interest payable with respect to certain variable rate debt instruments not bearing stated interest at a Single Variable Rate generally is determined under the OID Regulations by converting such instruments into fixed rate debt instruments. Instruments qualifying for such treatment generally include those providing for stated interest at (i) more than one qualified floating rates, or at (ii) a single fixed rate and (a) one or more qualified floating rates or (b) a single "qualified inverse floating rate" (each, a "Multiple Variable Rate"). A qualified inverse floating rate is an objective rate equal to a fixed rate reduced by a qualified floating rate, the variations in which can reasonably be expected to inversely reflect contemporaneous variations in the cost of newly borrowed funds (disregarding permissible rate caps, floors, governors and similar restrictions such as are described above). Under these rules, some of the payments of interest on a Certificate bearing a fixed rate of interest for an initial period followed by a qualified floating rate of interest in subsequent periods could be treated as included in the stated redemption price at maturity if the initial fixed rate were to differ sufficiently from the rate that would have been set using the formula applicable to subsequent periods.
See "Taxation of Regular Certificates--Variable Rate Certificates". Regular Certificates offered hereby other than Certificates providing for variable rates of interest or for the accretion of interest are not anticipated to have stated interest other than "qualified stated interest", but if any such REMIC Regular Certificates are so offered, appropriate disclosures will be made in the Prospectus Supplement. Some or all of the payments on REMIC Regular Certificates providing for the accretion of interest will be included in the stated redemption price at maturity of such Certificates.

          Under a de minimis rule in the Code, as interpreted in the OID Regulations, original issue discount on a Regular Certificate will be considered to be zero if such original issue discount is less than 0.25% of the stated redemption price at maturity of the Regular Certificate multiplied by the weighted average life of the Regular Certificate. For this purpose, the weighted average life of the Regular Certificate is computed as the sum of the amounts determined by multiplying the amount of each payment under the instrument (other than a payment of qualified stated interest) by a fraction, whose numerator is the number of complete years from the issue date until such payment is made, and whose denominator is the stated redemption price at maturity of such Regular Certificate. The IRS may be anticipated to take the position that this rule should be applied taking into account the prepayment assumption and the effect of any anticipated investment income. Under the OID Regulations, Regular Certificates bearing only qualified stated interest except for any "teaser" rate, interest holiday or similar provision would be treated as subject to the de minimis rule if the greater of the deferred or foregone interest or the other original issue discount is less than such de minimis amount.

          The OID Regulations generally would treat de minimis original issue discount as includible in income as each principal payment is made, based on the product of the total amount of such de minimis original issue discount and a fraction, whose numerator is the amount of such principal payment and whose denominator is the stated principal amount of the Regular Certificate. The OID Regulations also would permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "Taxation of Regular Certificates--Market Discount" and "--Premium".

          Each holder of a Regular Certificate must include in gross income the sum of the "daily portions" of original issue discount on its Regular Certificate for each day during its taxable year on which it held such Regular Certificate. For this purpose, in the case of an original holder of a Regular Certificate, the daily portions of original issue discount will be determined as follows. A calculation will first be made of the portion of the original issue discount that accrued during each accrual period, that is, if so specified in the applicable Prospectus Supplement, each period that begins or ends on a date that corresponds to a Distribution Date on the Regular Certificate and begins on the first day following the immediately preceding accrual period (beginning on the Closing Date in the case of the first such period). For any accrual period such portion will equal the excess, if any, of (i) the sum of (A) the present value of all of the distributions remaining to be made on the Regular Certificate, if any, as of the end of the accrual period and (B) the distribution made on such Regular Certificate during the accrual period of amounts included in the stated redemption price at maturity, over (ii) the adjusted issue price of such Regular Certificate at the beginning of the accrual period. The present value of the remaining payments referred to in the preceding sentence will be calculated based on (i) the yield to maturity of the Regular Certificate, calculated as of the settlement date, giving effect to the Prepayment Assumption, (ii) events (including actual prepayments) that have occurred prior to the end of the accrual period, and (iii) the prepayment assumption. The adjusted issue price of a Regular Certificate at the beginning of any accrual period will equal the issue price of such Certificate, increased by the aggregate amount of original issue discount with respect to such Regular Certificate that accrued in prior accrual periods, and reduced by the amount of any distributions made on such Regular Certificate in prior accrual periods of amounts included in the stated redemption price at maturity. The original issue discount accruing during any accrual period will be allocated ratably to each day during the period to determine the daily portion of original issue discount for each day. With respect to an accrual period between the settlement date and the first Distribution Date on the Regular Certificate (notwithstanding that no distribution is scheduled to be made on such date) that is shorter than a full accrual period, the OID Regulations permit the daily portions of original issue discount to be determined according to any reasonable method.

          A subsequent purchaser of a Regular Certificate that purchases such Regular Certificate at a cost (not including payment for accrued qualified stated interest) less than its remaining stated redemption price at maturity will also be required to include in gross income, for each day on which it holds such Regular Certificate, the daily portions of original issue discount with respect to such Regular Certificate, but reduced, if such cost exceeds the "adjusted issue price", by an amount equal to the product of (i) such daily portions and (ii) a constant fraction, whose numerator is such excess and whose denominator is the sum of the daily portions of original issue discount on such Regular Certificate for all days on or after the day of purchase. The adjusted issue price of a Regular Certificate on any given day is equal to the sum of the adjusted issue price (or, in the case of the first accrual period, the issue price) of the Regular Certificate at the beginning of the accrual period during which such day occurs and the daily portions of original issue discount for all days during such accrual period prior to such day, reduced by the aggregate amount of distributions previously made other than distributions of qualified stated interest.


          Variable Rate Certificates. Purchasers of Regular Certificates bearing a variable rate of interest should be aware that there is uncertainty concerning the application of Section 1272(a)(6) of the Code and the OID Regulations to such Certificates. In the absence of other authority, the Servicer intends to be guided by the provisions of the OID Regulations governing variable rate debt instruments in adapting the provisions of Section 1272(a)(6) of the Code to such Certificates for the purpose of preparing reports furnished to Certificateholders. The effect of the application of such provisions generally will be to cause Certificateholders holding Certificates bearing interest at a Single Variable Rate to take into account for each period an amount corresponding approximately to the sum of (i) the qualified stated interest, accruing on the outstanding face amount of the Regular Certificate as the stated interest rate for that Certificate varies from time to time and (ii) the amount of original issue discount that would have been attributable to that period on the basis of a constant yield to maturity for a bond issued at the same time and issue price as the Regular Certificate, having the same face amount and schedule of payments of principal as such Certificate, subject to the same prepayment assumption, and bearing interest at a fixed rate equal to the value of the applicable qualified floating rate or qualified inverse floating rate in the case of a Certificate providing for either such rate, or equal to the fixed rate that reflects the reasonably expected yield on the Certificate in the case of a Certificate providing for an objective rate other than an inverse floating rate, in each case as of the issue date. Certificateholders holding Regular Certificates bearing interest at a Multiple Variable Rate generally will take into account interest and original issue discount under a similar methodology, except that the amounts of qualified stated interest and original issue discount attributable to such a Certificate first will be determined for an equivalent fixed rate debt instrument, the assumed fixed rates for which are
(a) for each qualified floating rate, the value of each such rate as of the closing date (with appropriate adjustment for any differences in intervals between interest adjustment dates), (b) for a qualified inverse floating rate, the value of the rate as of the closing date, (c) for any other objective rate, the fixed rate that reflects the yield that is reasonably expected for the Certificate, and (d) for an actual fixed rate, such hypothetical fixed rate as would result under (a) or (b) if the actual fixed rate were replaced by a hypothetical qualified floating rate or qualified inverse floating rate such that the fair market value of the Certificate as of the issue date would be approximately the same as that of an otherwise identical debt instrument providing for the hypothetical variable rate rather than the actual fixed rate. If the interest paid or accrued with respect to a Multiple Variable Rate Certificate during an accrual period differs from the assumed fixed interest rate, such difference will be an adjustment (to interest or original issue discount, as applicable) to the Certificateholder's taxable income for the taxable period or periods to which such difference relates. Additionally, purchasers of such Certificates should be aware that the provisions of the OID Regulations applicable to variable rate debt instruments have been limited and may not apply to some Regular Certificates having variable rates. If such a Certificate is not governed by the provisions of the OID Regulations applicable to variable rate debt instruments, it may be subject to the provisions thereof applicable to instruments having contingent payments. The application of those provisions to instruments such as variable rate Regular Certificates is subject to differing interpretations. Prospective purchasers of variable rate Regular Certificates are urged to consult their tax advisors concerning the tax treatment of such Certificates.

          Market Discount. A Certificateholder that purchases a Regular Certificate at a market discount, that is, at a purchase price less than the adjusted issue price (as defined under "--Taxation of Regular Certificates-- Original Issue Discount") of such Regular Certificate generally will recognize market discount upon receipt of each distribution of principal. In particular, such a holder will generally be required to allocate each payment of principal on a Regular Certificate first to accrued market discount, and to recognize ordinary income to the extent such principal payment does not exceed the aggregate amount of accrued market discount on such Regular Certificate not previously included in income. Such market discount must be included in income in addition to any original issue discount includible in income with respect to such Regular Certificate.

          A Certificateholder may elect to include market discount in income currently as it accrues, rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies. In addition, the OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made for a Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to currently include market discount in income with respect to all other debt instruments having market discount that such Certificateholder acquires during the year of the election or thereafter. Similarly, a Certificateholder that makes this election for a Certificate that is acquired at a premium is deemed to have made an election to amortize bond premium, as described below, with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. The election to accrue interest, discount and premium on a constant yield method with respect to a Certificate is irrevocable.

          Under a statutory de minimis exception, market discount with respect to a Regular Certificate will be considered to be zero for purposes of Code Sections 1276 through 1278 if such market discount is less than 0.25% of the stated redemption price at maturity of such Regular Certificate multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar de minimis rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied in determining whether market discount is de minimis. It appears that de minimis market discount on a Regular Certificate would be treated in a manner similar to original issue discount of a de minimis amount. See "Taxation of Regular Certificates--Original Issue Discount". Such treatment would result in discount being included in income at a slower rate than discount would be required to be included using the method described above. However, Treasury regulations implementing the market discount de minimis exception have not been issued in proposed or temporary form, and the precise treatment of de minimis market discount on obligations payable in more than one installment therefore remains uncertain.

          The 1986 Act grants authority to the Treasury Department to issue regulations providing for the method for accruing market discount of more than a de minimis amount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Committee

Report will apply. Under those rules, the holder of a bond purchased with more than de minimis market discount may elect to accrue such market discount either on the basis of a constant yield method or on the basis of the appropriate proportionate method described below. Under the proportionate method for obligations issued with original issue discount, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount, multiplied by (ii) a fraction, the numerator of which is the original issue discount accruing during the period and the denominator of which is the total remaining original issue discount at the beginning of the period. Under the proportionate method for obligations issued without original issue discount, the amount of market discount that accrues during a period is equal to the product of (i) the total remaining market discount, multiplied by (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period. The Prepayment Assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount under any of the above methods. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Regular Certificate purchased at a discount in the secondary market.

          Further, a purchaser generally will be required to treat a portion of any gain on sale or exchange of a Regular Certificate as ordinary income to the extent of the market discount accrued to the date of disposition under one of the foregoing methods, less any accrued market discount previously reported as ordinary income. Such purchaser also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Regular Certificate. Any such deferred interest expense is, in general, allowed as a deduction not later than the year in which the related market discount income is recognized. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

          Premium. A Regular Certificate purchased at a cost (not including payment for accrued qualified stated interest) greater than its remaining stated redemption price at maturity will be considered to be purchased at a premium. The holder of such a Regular Certificate may elect to amortize such premium under the constant yield method. The OID Regulations also permit Certificateholders to elect to include all interest, discount and premium in income based on a constant yield method, further treating the Certificateholder as having made the election to amortize premium generally, as discussed above. The Committee Report indicates a Congressional intent that the same rules that will apply to accrual of market discount on installment obligations will also apply in amortizing bond premium under Code Section 171 on installment obligations such as the Regular Certificates.

          Effects of Defaults or Delinquencies. Certain Series of Certificates may contain one or more Classes of Subordinate Certificates. In the event there are defaults or delinquencies on Contracts in the related Trust Fund, amounts that would otherwise be distributed on the Subordinate Certificates may instead be distributed on the Senior Certificates. Holders of Subordinate Certificates nevertheless will be required to report interest income with respect to such Certificates (including original issue discount) as such income accrues without giving effect to delays or reductions in distributions on such Subordinate Certificates attributable to defaults and delinquencies on such Contracts, except to the extent that it can be established that the undistributed amounts are not collectible. As a result, the amount of income reported by a holder of a Subordinate Certificate in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinate Certificate is reduced as a result of defaults or delinquencies on the related Contracts. However, the timing of such losses or reductions in income is uncertain, and in some circumstances losses could be capital losses that generally can be offset only with capital gains. Holders of Subordinate Certificates should consult their own tax advisors on these points.

          Sales of Certificates. If a Regular Certificate is sold or exchanged, the seller will recognize gain or loss equal to the difference, if any, between the amount realized (net of accrued interest) and its adjusted basis in such Regular Certificate. A seller's adjusted basis generally will equal the cost of such Regular Certificate to the seller, increased by any original issue discount reported by such seller with respect to such Regular Certificate and reduced (but not below zero) by distributions received by such seller (other than payments of qualified stated interest) and by any amortized premium. Except as described above "--Market Discount" and with respect to the next three paragraphs, any such gain or loss will be capital gain or loss provided the Regular Certificate is held as a capital asset.

          Gain from the disposition of a Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the seller's gross income had income accrued at a rate equal to 110% of "the applicable Federal rate" under Section 1274(d) of the Code (generally, an average yield of United States Treasury obligations of different ranges of maturities published monthly by the Service), determined as of the date of purchase of such Regular Certificate, over (ii) the amount of income actually includible in the gross income of the seller with respect to the Regular Certificate.

          Regular Certificates will be "evidences of indebtedness" within the meaning of Section 582(c)(1) of the Code, and accordingly, gain or loss recognized from a sale of a Regular Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss.

          If GreenPoint is determined to have intended on the date of issue of the Regular Certificates to call all or any portion of the Regular Certificates prior to their stated maturity within the meaning of Section 1271(a)(2)(A) of the Code, any gain realized upon a sale, exchange, retirement, or other disposition of a Regular Certificate would be considered ordinary income to the extent it does not exceed the unrecognized portion of the original issue discount, if any, with respect to the Regular Certificate. The OID Regulations provide that the intention to call rule will not be applied to mortgage-backed securities such as the Regular Certificates. In addition, under the OID Regulations, a mandatory sinking fund or call option is not evidence of an intention to call.

          Pass-Through of Expenses Other Than Interest. If a Trust Fund for which a REMIC election is made is considered a "single-class REMIC" (as defined below), a portion of such Trust Fund's servicing, administrative and other non-interest expenses will be allocated as a separate item to those Regular Certificateholders that are "pass-through interest holders" (as defined below). Such a holder would be required to add its allocable share, if any, of such expenses to its gross income and to treat the same amount as an item of investment expense. An individual would generally be allowed a deduction for such an expense item for regular tax purposes only as a miscellaneous itemized deduction subject to the limitation under Section 67 of the Code, and may not be allowed any deduction for such item for purposes of the alternative minimum tax. Section 67 of the Code allows deductions for miscellaneous itemized deductions only to the extent that in the aggregate they exceed 2% of an individual's adjusted gross income. The Revenue Reconciliation Act of 1990 further limits the itemized deductions allowed to certain individuals. If so specified in the related Prospectus Supplement, the applicable Agreement will require each holder to give the Trust Fund written notice immediately upon becoming a holder, if it is a pass-through interest holder, or is holding a Regular Certificate on behalf of a pass-through interest holder. The Trust Fund will report to each holder that has given the Trust Fund such notice (and others if it is required) and to the Service, each such holder's allocable share, if any, of the Trust Fund's noninterest expenses. Generally, a "single-class REMIC" is defined as (i) a REMIC that would be treated as an investment trust under Treasury regulations but for its qualification as a REMIC or (ii) a REMIC that is substantially similar to an investment trust but is structured with the principal purpose of avoiding the allocation requirement imposed under Section 67 of the Code. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. Such investors should consult their own tax advisors regarding consequences to them of the allocation of the Trust Fund's non-interest expenses. In addition, the amount of itemized deductions otherwise allowable for the taxable year of an individual whose adjusted gross income exceeds certain thresholds will be reduced.

          Taxation of Certain Foreign Investors. For purposes of this discussion, a "Foreign Holder" is a Certificateholder who holds a Regular Certificate and who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership organized in or under the laws of the United States, a state (other than any partnership that is treated as not a United States person under any Applicable Treasury regulations) thereof or the District of Columbia or an entity taxable as such for U.S. federal income tax purposes,
(iii) an estate, the income of which is included in gross income for United States tax purposes regardless of its source, or (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust. Unless the interest on a Regular Certificate is effectively connected with the conduct by the Foreign Holder of a trade or business within the United States, the Foreign Holder is not subject to federal income or withholding tax on interest (or original issue discount, if any) on a Regular Certificate (subject to possible backup withholding of tax, discussed below), provided the Foreign Holder is not a controlled foreign corporation related to GreenPoint and does not own actually or constructively 10% or more of the voting stock of GreenPoint. To qualify for this tax exemption, the Foreign Holder will be required to provide periodically a statement signed under penalties of perjury certifying that the Foreign Holder meets the requirements for treatment as a Foreign Holder and providing the Foreign Holder's name and address. The statement, which may be made on a Form W-8 or substantially similar substitute form, generally must be provided in the year a payment occurs or in either of the two preceding years. The statement must be provided either directly or through a clearing organization or financial institution. This exemption may not apply to a Foreign Holder that owns directly or indirectly both Regular Certificates and Residual Certificates. If for any reason the exemption does not apply, interest paid to Foreign Holders will be subject to U.S. withholding tax at the rate of 30% (or, if applicable, a reduced rate provided in a tax treaty). If the interest on a Regular Certificate is effectively connected with the conduct by a Foreign Holder of a trade or business within the United States, then the Foreign Holder will be subject to tax at regular graduated rates. Foreign Holders should consult their own advisors regarding the specific tax consequences of their owning a Regular Certificate.

          Any gain recognized by a Foreign Holder upon a sale, retirement or other taxable disposition of a Regular Certificate generally will not be subject to United States federal income tax unless either (i) the Foreign Holder is a non-resident alien individual who holds the Regular Certificate as a capital asset and who is present in the United States for 183 days or more in the taxable year of the disposition and either the gain is attributable to an office or other fixed place of business maintained in the United States by the individual or the individual has a "tax home" in the United States, or (ii) the gain is effectively connected with the conduct by the Foreign Holder of a trade or business within the United States.

          A Regular Certificate will not be included in the estate of a Foreign Holder who does not own actually or constructively 10% or more of the voting stock of GreenPoint. Regular Certificateholders who are non-U.S. Persons and persons related to such holders should not acquire any Residual Certificates, and Residual Certificateholders and persons related to Residual Certificateholders should not acquire any Regular Certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so.

          Backup Withholding. Under certain circumstances, a REMIC Certificateholder may be subject to "backup withholding" at a 31% rate. Backup withholding may apply to a REMIC Certificateholder who is a United States person if the holder, among other circumstances, fails to furnish his Social Security number or other taxpayer identification number to the Trustee. Backup withholding may apply, under certain circumstances, to a REMIC Certificateholder who is a foreign person if the REMIC Certificateholder fails to provide the Trustee or the REMIC Certificateholder's securities broker with the statement necessary to establish the exemption from federal income and withholding tax on interest on the REMIC Certificates. Backup withholding, however, does not apply to payments on a Certificate made to certain exempt recipients, such as corporations and tax-exempt organizations, and to certain foreign persons. Each non-exempt Certificateholder will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not subject to backup withholding. REMIC Certificateholders should consult their tax advisors for additional information concerning the potential application of backup withholding to payments received by them with respect to a Certificate.

          Requirements. The Servicer will report annually to the Service, to holders of record of the Regular Certificates that are not excepted from the reporting requirements and, to the extent required by the Code, to other interested parties, information with respect to the interest paid or accrued on the Regular Certificates, original issue discount, if any, accruing on the Regular Certificates and information necessary to compute the accrual of any market discount or the amortization of any premium on the Regular Certificates.

          New Withholding Regulations. The Treasury Department has issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

TREATMENT OF CERTIFICATES REPRESENTING A REMIC REGULAR INTEREST COUPLED WITH A SWAP OR CAP CONTRACT

          Holders of Certificates that represent ownership of a REMIC Regular Interest coupled with a swap or cap contract will be treated for federal income tax purposes as owning a REMIC Regular Interest and a swap or cap contract. They will be required to allocate the purchase price for their Certificates between the REMIC Regular Interest and the swap or cap contract represented thereby according to their respective fair market values on the date of acquisition of the Certificates for purposes of computing any market discount or premium, as well as gain or loss on disposition. In making reports to the Internal Revenue Service, the Servicer will make such an allocation with respect to the original issuance of the Certificates. Such allocation will bind any holder of such a Certificate who does not properly report the use of a different allocation to the Internal Revenue Service for purposes of determining the issue price and amount of original issue discount for the portion of the Certificate representing ownership of a REMIC Regular Interest. The portions of such Certificates representing ownership of REMIC Regular Interests will be accorded the treatment described above in "--REMIC Certificates--General--Tax Status of REMIC Certificates" and "--REMIC Certificates--Taxation of REMIC Regular Certificates."

          Any portion of a purchaser's investment in a Certificate treated by such purchaser as representing the right to payments from a swap or cap contract would be treated as an interest in a notional principal contract. Any portion of a Class A Certificate allocable to the right to payments from a swap or cap contract and any payments with respect thereto will not qualify for any of the treatments described in "REMIC Certificates--General--Tax Status of REMIC Certificate. Treasury regulations issued under Section 446 of the Code (the "Swap Regulations") specify rules for accounting for income from and recovery of purchase price of such investment. Under the Swap Regulations, income in respect of the right to payments from a swap or cap contract would be taken into account for the taxable period to which it related, which generally would approximate accrual basis accounting regardless of an investor's usual method of tax accounting. Such income would be ordinary income.

          The Swap Regulations further provide that an investor in a Certificate would recover any purchase price allocable to the right to payments from a swap or cap contract over the term of that right, generally by allocating it to each period in accordance with the prices of a series of cash-settled option contracts that reflected the specified index and notional amount (i.e., any excess of the applicable Pass-Through Rate over the weighted average net Mortgage Interest

Rate and the applicable Certificate Balance, respectively) expiring in each period. Under the Swap Regulations, straight-line or accelerated amortization generally would be impermissible. The Swap Regulations also permit a simplified alternative allocation methodology called the "level payment method," under which the purchase price allocable to the right to payments from a swap or cap contract would be allocated to each period on the basis of the principal portion of each of a series of equal payments having a discounted present value equal to such purchase price. There is no explicit authority with respect to the character of such amortization deductions, although they are generally regarded as ordinary items.

          Certificateholders should be aware that the effect of allocating a portion of their purchase price to the right to payments from a swap or cap contract would be to increase the amount of original issue discount. It is expected that an investor's amortization of any portion of its purchase price allocable to the right to payments from a swap or cap contract would offset such additional original issue discount, but the degree of offset in any given period would depend upon the applicable amortization methodology and upon the treatment of such amortization as an ordinary deduction, each as discussed above.
Although dependent upon the applicable discount rate, the annual amount of offset should be relatively complete in the case of an investor amortizing purchase price allocable to the right to payments from a swap or cap contract under the "level payment method" described above.

          On disposing of a Certificate, a holder will recognize gain or loss separately with respect to the related regular interest and any right to payments from a swap or cap contract. Gain or loss with respect to each asset will be the excess of the amount realized in respect of such asset over its adjusted basis; the amount realized will be allocated between the assets based on their relative fair market value as of the date of disposition. The holder's basis in its right to payments from a swap or cap contract will be any initial purchase price allocable thereto as discussed above), reduced by amortization of such amount allowable through the date of disposition. Gain or loss with respect to each asset generally will be capital gain or loss, the term of which will be based on the period such holder held the Certificate; gain or loss attributable to the right to payments from a swap or cap contract may be ordinary if recognized by a bank, although the matter is uncertain.

          A purchaser of Certificate who is not a United States Person (as defined in the Prospectus) and is not subject to federal income tax apart from its ownership of a Class A Certificate should not be subject to United States federal income or withholding tax on payments attributable to the right to payments from a swap or cap contract, if such purchaser complies with the identification requirements described in the Prospectus. However, the inapplicability of federal income tax withholding to such payments is not completely clear, and prospective investors should consult their tax advisors. In the absence of contrary authority, income tax will not be withheld from amounts paid in respect of the right to payment from a swap or cap contract. See "Taxation of Certain Foreign Investors".

TAXATION OF RESIDUAL CERTIFICATES

          The discussion under this heading applies only to a Series of Certificates with respect to which a REMIC election is made and to Residual Certificates. Such Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if they were treated for federal income tax purposes as direct ownership interests in the related Trust Fund or as debt instruments issued by such Trust Fund.

          Although a REMIC is a separate entity for federal income tax purposes, a REMIC is not generally subject to federal income tax. Rather, the taxable income of a REMIC is taken into account by the holders of REMIC residual interests.

          In general, each original holder of a Residual Certificate will report on its federal income tax return, as ordinary income, its share of the "daily portion" of the taxable income of the Trust Fund for each day during the taxable year on which such Residual Certificateholder held a Residual Certificate. The "daily portion" of the taxable income of the Trust Fund is determined by allocating to each day in any calendar quarter its ratable portion of the taxable income or net loss of the Trust Fund for such quarter, and such Residual Certificateholder's share of the "daily portion" is based on the portion of outstanding Residual Certificates that such Residual Certificateholder owns on such day. REMIC taxable income will be taxable to the Residual Certificateholders without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitation on the deductibility of "passive losses." As residual interests, the Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Contracts, or as debt instruments issued by the REMIC. Under certain circumstances, a Residual Certificateholder may be required to recognize for a given period income substantially in excess of distributions made on the Residual Certificates.

          A subsequent Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the Trust Fund for each day that such Residual Certificateholder held such Residual Certificate. Those daily amounts generally would equal the amounts, described above, that would have been reported for the same days by a holder of a Residual Certificate (an "Original Holder") that purchased such Residual Certificate at its original issuance and held it continuously thereafter. As discussed below, the taxable income of the Trust Fund will be calculated based in part on the initial tax basis to the Trust Fund of its assets, which in turn equals the sum of the issue prices of the Residual Certificates and each Class of Regular Certificates. The legislative history of the 1986 Act indicates that certain adjustments may be appropriate to reduce (or increase) the income of a subsequent Residual Certificateholder that purchased such Residual Certificate at a price greater than (or less than) the adjusted basis (as defined below in "Distributions") such Residual Certificate would have in the hands of an Original Holder. For the present, however, adjustments are apparently not permitted or required.

          A holder's adjusted basis in a Residual Certificate will equal the purchase price of such Residual Certificate, increased by the amount of the related Trust Fund's taxable income that is allocated to the holder of such Residual Certificate, and decreased (but not below zero) by the amount of distributions received thereon by such holder and the Trust Fund's net losses allocated to such holder. Payments on a Residual Certificate (whether at their scheduled times or as a result of prepayments) will generally not result in any taxable income or loss to the holder of a Residual Certificate. If the amount of such payment exceeds a holder's adjusted basis in its

Residual Certificate, however, the holder will recognize gain (treated as gain from the sale or exchange of its Residual Certificate) to the extent of such excess. See "--Sale or Exchange" below.

          Taxable Income of the Trust Fund. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that (i) the limitation on deductibility of investment interest expense and expenses for the production of income do not apply, (ii) all bad loans will be deductible as business bad debts, and (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply. In general, the Trust Fund's taxable income will reflect a netting of (i) the gross income produced by the assets of the Trust Fund, including the stated interest and any original issue discount or market discount income on the Contracts in the related Contract Pool (net of any amortized premium on such Contracts), income from the investment or reinvestment of cash flows and, if applicable, reserve assets, and amortization of any issue premium with respect to the Regular Certificates and (ii) deductions, including stated interest and original issue discount expense on Regular Certificates that would be permitted if the Regular Certificates were indebtedness of the Trust Fund, servicing fees, and other administrative expenses of the Trust Fund (except as described below under "--Expenses Other Than Interest"). Any gain or loss realized by the Trust Fund from the disposition of any asset is treated as gain or loss from the sale or exchange of property that is not a capital asset. If there is more than one Class of Regular Certificates, deductions allowed to the Trust Fund with respect to the Regular Certificates will generally be calculated separately with respect to each Class based on the yield of that Class.

          For purposes of determining its taxable income, the Trust Fund will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the Regular Certificates and the Residual Certificates. The issue price of a Certificate of a Class (whether Regular Certificates or Residual Certificates) that is publicly offered will be the initial offering price to the public (excluding bond houses and brokers) at which a substantial amount of the Certificates of that Class is sold, and if not publicly offered will be the price paid by the first buyer of a Certificate of such class. If a Residual Certificate has a negative value, it is not clear whether its issue price would be considered to be zero or such negative amount for purposes of determining the REMIC's basis in its assets. The REMIC Regulations imply that residual interest cannot have a negative basis or a negative issue price. However, the preamble to the REMIC Regulations indicates that, while existing tax rules do not accommodate such concepts, the Service is considering the tax treatment of these types of residual interests, including the proper tax treatment of a payment made by the transferor of such a residual interest to induce the transferee to acquire that interest. Absent regulations or administrative guidance to the contrary, and unless the related Prospectus Supplement otherwise provides, it is not expected that any Trust Fund as to which a REMIC election is made will treat a Class of Residual Certificates as having a value of less than zero for purposes of determining the basis of the related REMIC in its assets.

          If a Trust Fund acquires a Contract and the principal amount of such Contract (or revised issue price in the case of a Contract issued with original issue discount) exceeds the Trust Fund's basis in such Contract by more than a de minimis amount (as described above in "Taxation of Regular Certificates-- Market Discount"), such discount would generally be includible in the Trust Fund's income as it accrues, in advance of receipt of the cash attributable to such income, under a constant yield method, similar to the method for accruing original issue discount on Regular Certificates described above in "Taxation of Regular Certificates--Original Issue Discount." The Trust Fund's deductions for original issue discount expense with respect to Regular Certificates also will be determined under those rules, except that the de minimis rule that may apply to holders of Regular Certificates and the adjustments for holders of Regular Certificates that purchase their Certificates at a price greater than the adjusted issue price described therein will not apply.

          If the Trust Fund's basis in a Contract exceeds the remaining stated redemption price at maturity of such a Contract, the Trust Fund will be considered to have acquired such Contract at a premium equal to the amount of such excess. In the event that any Contract in the Contract Pool is acquired by the Trust Fund at a premium, the Trust Fund will be entitled to amortize such premium on a yield-to-maturity basis. Although the matter is not free from doubt, the Trust Fund intends to make this calculation using a reasonable prepayment assumption.

          If a Class of Regular Certificates is issued at a price in excess of the aggregate principal amount of such Class (the excess, the "Issue Premium"), the portion of the Issue Premium that is considered to be amortized during a taxable year will be treated as ordinary income of the Trust Fund for such taxable year. Although the matter is not entirely certain, it is likely that the Issue Premium would be amortized under a constant yield method in a manner analogous to the method of accruing original issue discount described above under "Taxation of Regular Certificates--Original Issue Discount."

          The taxable income recognized by a holder of a Residual Certificate in any taxable year will be affected by, among other factors, the relationship between the timing of interest, original issue discount or market discount income, or amortization of premium with respect to the Contracts, on the one hand, and the timing of deductions for interest (including original issue discount) on the Regular Certificates, on the other hand. In the event that an interest in the Contracts is acquired by a REMIC at a discount, and one or more of such Contracts is prepaid, a holder of a Residual Certificate may recognize taxable income without being entitled to receive a corresponding cash distribution because (i) the prepayment may be used in whole or in part to make distributions on Regular Certificates, and (ii) the discount on the Contracts which is included in a REMIC's income may exceed its deduction with respect to the distributions on those Regular Certificates. When there is more than one class of Regular Certificates that receive payments sequentially (i.e., a fast-pay, slow-pay structure), this mismatching of income and deductions is particularly likely to occur in the early years following issuance of the Regular Certificates, when distributions are being made in respect of earlier classes of Regular Certificates to the extent that such classes are not issued with substantial discount. If taxable income attributable to such a mismatching is realized, in general, losses would be allowed in later years as distributions on the later classes of Regular Certificates are made. The taxable income recognized by a holder of a Residual Certificate also may be greater in earlier years because the REMIC will use a constant yield in computing income from the Contracts, while interest deductions with respect to Regular Certificates, expressed as a percentage of the outstanding principal amount of the Regular Certificates, may increase over time as earlier, lower-yielding Classes are paid. The mismatching of income and deductions described in this paragraph, if present with respect to a series of Residual Certificates, could have a significant adverse effect upon the holder's after-tax rate of return. In addition, a holder of a Residual Certificate may need to have sufficient other sources of cash to pay any federal, state, or local income taxes due as a result of such mismatching, or such holders must have unrelated deductions against which to offset such income, subject to the discussion of "excess inclusions" below in "--Excess Inclusions."

          A Residual Certificateholder will not be permitted to amortize the cost of its Residual Certificate as an offset to its share of the taxable income of the Trust Fund. However, that taxable income will not include cash received by the Trust Fund that represents a recovery of the Trust Fund's basis in its assets (which will include the issue price of the Residual Certificates as well as the issue price of Regular Certificates). Such recovery of basis by the Trust Fund will have the effect of amortization of the issue price of the Residual Certificates over the life of the Trust Fund's assets. However, in view of the possible acceleration of the income of holders of Residual Certificates described above, the period of time over which such issue price is effectively amortized may be longer than the economic life of the Residual Certificates.


          The method of taxation of Residual Certificates described above can produce a significantly lower after-tax yield for a Residual Certificate than would be the case if (i) Residual Certificates were taxable in the same manner as debt instruments issued by the Trust Fund or (ii) no portion of the taxable income on the Residual Certificates in each period were treated as "excess inclusions" (as defined below). In certain periods, taxable income and the resulting tax liability on a Residual Certificate are likely to exceed payments received thereon. In addition, a substantial tax may be imposed on certain transferors of the Residual Certificates and certain beneficial owners of the Residual Certificates that are "pass-through" entities. Investors should consult their tax advisors before purchasing a Residual Certificate.

          Net Losses of the Trust Fund. The Trust Fund will have a net loss for a calendar quarter if its deductions for that calendar quarter exceed its gross income for that calendar quarter. The net loss allocable to any Residual Certificate will not be deductible by the holder to the extent that such net loss exceeds such holder's adjusted basis (as defined above in "-- Distributions") in such Residual Certificate at the end of the calendar quarter in which such loss arises (or the time of disposition of the Residual Certificate, if earlier), determined without taking into account the net loss for such quarter. Any net loss that is not currently deductible by reason of this limitation may be carried forward indefinitely, but may be used only to offset taxable income of the same Trust Fund subsequently allocated to such Residual Certificateholder. The ability of Residual Certificateholders that are individuals or closely-held corporations to deduct net losses may be subject to additional limitations under the Code.

          Expenses Other Than Interest. Except in the limited circumstance when the Trust Fund is considered a "single-class REMIC" (as defined above in "Taxation of Regular Certificates--Pass-Through of Expenses Other Than Interest"), the Trust Fund's servicing, administrative and other noninterest expenses will be allocated entirely to the Residual Certificateholders. In the case where the Trust Fund is considered a single-class REMIC, such expenses will be allocated proportionately among Regular and Residual Certificateholders. See "Taxation of Regular Certificates--Pass-Through of Expenses Other Than Interest." In either case, such expenses will be allocated as a separate item to those holders that are "pass-through interest holders" (as defined above in "Taxation of Regular Certificates--Pass-Through of

Expenses Other Than Interest"). Such a holder would be required to add its allocable share, if any, of such expenses to its gross income and treat the same amount as an item of investment expense. Limitations on the deductibility of such expenses are described above in "Taxation of Regular Certificates--Pass-Through of Expenses Other Than Interest." The related Agreement will require each holder to give the Trust Fund written notice upon becoming a holder if it is a pass- through interest holder, or is holding a Residual Certificate on behalf of a pass-through interest holder. The Trust Fund will report quarterly to each holder of a Residual Certificate during any calendar quarter that has given the Trust Fund such notice (and others if it is required) and to the Service annually such holder's allocable share, if any, of the Trust Fund's non-interest expenses. Such investors should consult their tax advisors in determining the consequences to them of the allocation of the Trust Fund's non-interest expenses.

          Prohibited Transactions; Special Taxes. Income from certain transactions by the REMIC, called prohibited transactions, will not be part of the calculation of income or loss includible in the federal income tax returns of Residual Certificateholders, but rather will be taxed directly to the REMIC at a 100% rate. Prohibited transactions generally include (i) the disposition of qualified mortgages other than pursuant to a (a) substitution for a defective mortgage within two years or for any qualified mortgage within three months of the specified Startup Date, (b) repurchase of a defective mortgage, (c) foreclosure, default, or imminent default of a qualified mortgage, (d) bankruptcy or insolvency of the REMIC or (e) a qualified (complete) liquidation of the REMIC, (ii) the receipt of income from assets that are not the type of mortgage loans or investments that the REMIC is permitted to hold, (iii) the receipt of compensation for services or (iv) the receipt of gain from disposition of cash flow investments other than pursuant to a qualified (complete) liquidation of the REMIC. The Trust Fund will be subject to a tax equal to 100% of the amount of any contributions of property made to the Trust Fund after the Startup Day, except for certain cash contributions specified in
Section 860G(d) of the Code. An additional tax may be imposed on the Trust Fund, at the highest marginal federal corporate income tax rate, on certain net income from foreclosure property.

          It is anticipated that the Trust Fund will not engage in any prohibited transactions in which it would recognize a material amount of net income or receive substantial contributions of property after the Startup Date. However, if the Trust Fund is subject to the tax on prohibited transactions or contributions, such tax would generally be borne by the Residual
Certificateholders.


          Excess Inclusions. A portion of the income of the Trust Fund allocable to a Residual Certificateholder referred to in the Code as an "excess inclusion" will be subject to federal income tax in all events. (Excess inclusions are defined below.) Thus, for example, an excess inclusion (i) may not be offset by any unrelated losses or net operating loss carryovers of a Residual Certificateholder, (ii) will be treated as "unrelated business taxable income" ("UBTI") within the meaning of Section 512 of the Code if the Residual Certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income and (iii) is not eligible for any reduction in the rate of withholding tax in the case of a Residual Certificateholder that is a foreign investor, as further discussed in "--Foreign Investors" below. In addition, if a real estate investment trust, regulated investment company, or certain pass-through entities own a Residual Certificate, a portion of dividends paid by such entities would be treated as excess inclusions in the hands of its shareholders with the same consequences as excess inclusions attributed directly to a Residual Certificateholder.

          Except as discussed in the following paragraph, with respect to any Residual Certificateholder, the excess inclusion for any calendar quarter will equal the excess, if any, of (i) the amount of the Trust Fund's taxable income for the calendar quarter allocable to the Residual Certificateholder, over (ii) the sum of the "daily accruals" (as defined below) for all days during the calendar quarter on which the Residual Certificateholder held such Residual Certificate. For this purpose, daily accruals with respect to a Residual Certificateholder will be calculated by allocating to each day in such calendar quarter its ratable portion of the product of (i) the "adjusted issue price" (as defined below) of the Residual Certificate at the beginning of such calendar quarter, and (ii) 120% of the "long-term Federal rate" (defined below), calculated on the issue date of the Residual Certificate as if it were a debt instrument and based on quarterly compounding. For this purpose, the "adjusted issue price" of a Residual Certificate at the beginning of any calendar quarter will equal its issue price, increased by the aggregate of the daily accruals for all prior calendar quarters and the amount of any contributions made to the Trust Fund with respect to the Residual Certificates after the Startup Date, and decreased (but not below zero) by the aggregate amount of distributions made with respect to the Residual Certificate before the beginning of such calendar quarter. The "long-term Federal rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the Service. As an exception to the general rule described above, the Treasury has authority to issue regulations that would treat 100% of the income accruing on a Residual Certificate as an excess inclusion, if the Residual Certificates, in the aggregate, are considered not to have "significant value." The REMIC Regulations, however, do not contain such a rule.

          The Small Business Act has eliminated a special rule that formerly permitted certain financial institutions utilizing the reserve method of accounting for bad debts pursuant to Section 593 of the Code to use net operating losses and other allowable deductions to offset their excess inclusions from certain REMIC residual certificates. In addition, the Small Business Act provides three rules for determining the effect of excess inclusions on the alternative minimum taxable income of a holder of a REMIC residual certificate. First, alternative minimum taxable income for such a residual holder is determined without regard to the special rule that taxable income cannot be less than excess inclusions. Second, a residual holder's alternative minimum taxable income for a tax year cannot be less than the excess inclusions for the year. Third, the amount of any alternative minimum tax net operating loss deductions must be computed without regard to any excess inclusions.

          Effect of Defaults and Delinquencies. The Residual Certificates of a multiple-Class Series may be subordinate to one or more Classes of Regular Certificates (for purposes of this paragraph, "Senior Certificates"), and, in the event there are defaults or delinquencies on the Contracts in the related Contract Pool, amounts that would otherwise be distributed on the Residual Certificates may instead be distributed on the Senior Certificates. However, the Trust Fund will generally be required to report income in respect of Contracts (and deductions with respect to the Regular Certificates) without giving effect to default and delinquencies, except to the extent it can be established that amounts due on the Contracts are uncollectible. To the extent the income on a delinquent or defaulted Contract is greater than the deduction allowed in respect of interest on the Regular Certificate that relates to such Contract, the Trust Fund may recognize net income without making corresponding distributions of cash on the Residual Certificates, and holders of Residual Certificates will be required to report their pro rata share of the net income of the Trust Fund without regard to the timing and amount of cash distributed on such Residual Certificates.

          Tax on Transfers of Residual Certificates to Certain Organizations.
An entity will not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in such entity are not held by "disqualified organizations" (as defined below). Restrictions on the transfer of the Residual Certificates that are intended to meet this requirement will be included in the related Agreement and are discussed more fully in "Restrictions on Transfer of REMIC Residual Certificates." If, notwithstanding those restrictions, a Residual Certificate is transferred to a "disqualified organization," a tax would be imposed in an amount equal to the product of (i) the present value of the total anticipated excess inclusions with respect to such Residual Certificate for periods after the transfer and (ii) the highest marginal federal income tax rate applicable to corporations. Under the REMIC Regulations, the anticipated excess inclusions must be determined based on (i) events that have occurred up to the time of the transfer and (ii) the projected payments based on the Assumed Prepayment Rate. The REMIC Regulations also provide that the present value of the anticipated excess inclusions is determined by discounting the anticipated excess inclusions as of the date of the transfer using the applicable Federal rate under Section 1274(d)(1) of the Code for the month of the transfer that would apply to a hypothetical obligation with a term beginning on the date of the transfer and ending on the date the life of the REMIC is anticipated to expire (as determined under rules described above in "--Excess Inclusions"). Such a tax would generally be imposed on the transferor of the Residual Certificate, except that where such transfer is through an agent for a disqualified organization, the tax would instead be imposed on such agent. However, a transferor of a Residual Certificate (or an agent for a disqualified organization) would in no event be liable for such tax with respect to a transfer if the transferee furnishes to such transferor (or such agent) an affidavit that the transferee is not a disqualified organization, and as of the time of the transfer the transferor or the agent does not have actual knowledge that such affidavit is false.

          In addition, if a "pass-through entity" (as defined below) includes in income excess inclusions with respect to a Residual Certificate, and a disqualified organization is the record holder of an interest in such entity, then a tax will be imposed on such entity equal to the product of (i) the amount of excess inclusions on the Residual Certificate that are allocable to the interest in the pass-through entity held by such disqualified organization and
(ii) the highest marginal federal income tax rate imposed on corporations. However, a pass-through entity will in no event be liable for such tax with respect to a record holder if the record holder furnishes the pass-through entity with an affidavit that the record holder is not a disqualified organization, and, as of the time the record holder becomes such a holder, the pass-through entity does not have actual knowledge that such affidavit is false.

          For these purposes, the term "disqualified organization" means (i) the United States, any State or political subdivision thereof, any possession of the United States, any foreign government, any international organization, or any agency or instrumentality of the foregoing (other than an instrumentality that is a corporation if all of its activities are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by an such governmental unit), (ii) an organization (other than a cooperative described in Section 521 of the Code) which is exempt from federal income tax (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on excess inclusions or (iii) any organization described in Section 1381(a)(2)(C) of the Code. For these purposes, the term "pass-through entity" means any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate and certain other entities described in Section 860E(e)(6) of the Code. Except as may be provided in Treasury Regulations, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity.

          Sale or Exchange. If a Residual Certificate is sold or exchanged, the seller will recognize gain or loss equal to the difference, if any, between the amount realized and its adjusted basis in the Residual Certificate (as defined above in "--Distributions") at the time of such sale or exchange (except that the recognition of a loss may be limited under the "wash sale" rules described below). In general, any such gain or loss will be capital gain or loss, provided the Residual Certificate is held as a capital asset as defined in
Section 1221 of the Code. However, a Residual Certificate will be an "evidence of indebtedness" within the meaning of Section 582(c)(1) of the Code, so that gain or loss recognized from the sale of a Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss.

          Section 860F(d) of the Code and the Conference Committee Report to the 1986 Act indicate that, except as provided in Treasury Regulations, the wash sale rules of Section 1091 of the Code will apply to dispositions of Residual Certificates where the seller of the Residual Certificate, during the period beginning six months before the sale or disposition of the Residual Certificate and ending six months after such sale or disposition, acquires (or enters into any other transaction that results in the application of Section 1091 of the
Code) any residual interest in any REMIC or any interest in a "taxable mortgage pool" (such as a non-REMIC owner trust) that is economically comparable to a Residual Certificate.

          Noneconomic Residual Interests. Under the REMIC Regulations, a transfer of a "noneconomic residual interest" (as defined below) to a Residual Holder (other than a Foreign Holder, as discussed below) is disregarded for all federal income tax purposes if a significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. If a transfer of a residual interest is disregarded, the transferor would continue to be treated as the owner of the residual interest and thus would continue to be subject to tax on its allocable portion of the net income of the REMIC. A residual interest in a REMIC (including a residual interest with a positive value at issuance) is a "noneconomic residual interest" unless, at the time of transfer (i) the present value of the expected future distributions on the residual interest at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. The anticipated excess inclusions and the present value rate are determined in the same manner as set forth above. The REMIC Regulations explain that a significant purpose to impede the assessment or collection of tax exists if the transferor at the time of the transfer either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A safe harbor is provided if (i) the transferor conducted, at the time of the transfer, a reasonable investigation of the financial condition of the transferee and, as a result of the investigation, the transferor found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they come due in the future and (ii) the transferee represents to the transferor that it understands that, as the holder of a non-economic residual interest, the transferee may incur tax liabilities in excess of any cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest as they become due. The Agreement with respect to each Series of REMIC Certificates will require the transferee of a Residual Certificate to certify to the statements in clause (ii) of the preceding sentence as part of the affidavit described below under "Restrictions on Transfer of REMIC Residual Certificates."

          Termination. The Trust Fund related to a Series of Certificates will terminate shortly following the retirement of Certificates in such Series. If a Residual Certificateholder's adjusted basis in its Residual Certificate exceeds the amount of cash distributed to such Residual Certificateholder in final liquidation of its interest, then, although the matter is not entirely free from doubt, it would appear that the Residual Certificateholder is entitled to a loss equal to the amount of such excess.

          Foreign Investors. Unless otherwise provided in the applicable Prospectus Supplement, no record or beneficial ownership interest in a Residual Certificate may be transferred to a Foreign Holder. See "Restrictions on Transfer of REMIC Residual Certificates" below. With respect to permitted transfers to Foreign Holders, any such Residual Certificateholders should assume that payments made on the Residual Certificates they hold will be subject to a 30% withholding tax, or such a lesser rate as may be provided under any applicable tax treaty, except that the rate of withholding on any payments made on Residual Certificates that are excess inclusions will not be eligible for reduction under any applicable tax treaties. See "--Excess Inclusions" above. Under the REMIC Regulations, a transfer of a residual interest that has tax avoidance potential is disregarded for all federal income tax purposes if the transferee is a Foreign Holder. The REMIC Regulations state that a residual interest has tax avoidance potential unless, at the time of the transfer, the transferor reasonably expects that, for each excess inclusion, the REMIC will distribute to the transferee residual interest holder an amount that will equal at least 30% of the excess inclusion, and that each such amount will be distributed at or after the time at which the excess inclusion accrues and not later than the close of the calendar year following the calendar year of accrual. See "--Tax on Transfers of Residual Certificates to Certain Organizations" above for rules regarding the determination of anticipated excess inclusions. The above rules do not apply to transfers of Residual Certificates if the transferee's income from the Residual Certificate would be effectively connected with a United States trade or business of the transferee. The REMIC Regulations also provide that a transfer of a Residual Certificate from a Foreign Holder to a United States person or to a Foreign Holder in whose hands the income from the Residual Certificate would be effectively connected with a United States trade or business of the transferee will be disregarded if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions.

          Mark-to-Market Rules. Treasury regulations provided that a Residual Certificate acquired after January 3, 1995 will not be treated as a security and therefore generally cannot be marked to market.

          Additional Taxable Income of Residual Interests. Any payment received by a holder of a Residual Certificate in connection with the acquisition of such Residual Certificate will be taken into account in determining the income of such holder for federal income tax purposes. Although it appears likely that any such payment would be includible in income immediately upon its receipt or accrual as ordinary income, the IRS might assert that such payment should be included in income over time according to an amortization schedule or according to some other method. Because of the uncertainty concerning the treatment of such payments, holders of Residual Certificates should consult their tax advisors concerning the treatment of such payments for income tax purposes.

          Other Matters Relating to REMIC Certificates; Administrative Matters. Solely for the purposes of the administrative provisions of the Code, each Trust Fund for which a REMIC election is made will be treated as a partnership, and the Residual Certificateholders will be treated as the partners thereof. The Trust Fund must maintain its books on a calendar year basis and must file federal information returns in a manner similar to a partnership for federal income tax purposes. Certain information on such returns will be furnished to each Residual Certificateholder. The Trust Fund also will be subject to the procedural and administrative rules of the Code applicable to partnerships, including rules for determining any adjustments to among other things, items of REMIC income, gain, loss, deduction or credit by the Service in a unified administrative proceeding. The holders of Residual Certificates will generally be entitled to participate in audits of the Trust Fund by the Service to the same extent as general partners in an audit of a partnership. Regular Certificateholders will not be entitled to participate in any such audits.

          Each Residual Certificateholder is required to treat items on its return consistently with their treatment on the Trust Fund's return, unless the Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the Trust Fund. The Service may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the Trust Fund level. The Trust Fund does not intend to register as a tax shelter pursuant to Section 6111 of the Code because it is not anticipated that the Trust Fund will have a net loss for any of the first five taxable years of its existence. Any person that holds a Residual Certificate as a nominee for another person will be required to furnish the Trust Fund, in a manner provided in Treasury Regulations, with the name and address of such person, and other information.

          Each Residual Certificateholder, by purchasing its Residual Certificate, (A) shall be deemed to consent to the appointment of the Servicer as (i) the "tax matters person" (within the meaning of Section 1.860F-4(d) of the REMIC Regulations) for the Trust Fund and (ii) attorney-in-fact and agent for any person that is the tax matters person if the Servicer is unable to serve as the tax matters person, and (B) agrees to execute any documents required to give effect to (A) above.

NON-REMIC TRUSTS

          The discussion under this heading applies only to a Series with respect to which a REMIC election is not made ("Non-REMIC Trusts"). A Non-REMIC Trust will be described in the related Prospectus Supplement as either a grantor trust (a "Grantor Trust") or an owner trust (an "Owner Trust").

          Characterization of the Trust Fund. Upon the issuance of any Series with respect to which no REMIC election is made and which is described in the related Prospectus Supplement as a grantor trust, Orrick, Herrington & Sutcliffe LLP, special counsel to GreenPoint, will deliver its opinion that, with respect to each such Series of Certificates, under then existing law and assuming compliance by the Seller, the Servicer and the Trustee of such Series with all of the provisions of the related Agreement, and agreement or agreements, if any, providing for a Credit Facility or a Liquidity Facility, together with any agreement documenting the arrangement through which a Credit Facility or a Liquidity Facility is held outside the related Trust Fund, the agreement or agreements with any Underwriter, for federal income tax purposes, the Trust Fund will be classified as a grantor trust and not as a corporation or an association which is taxable as a corporation. Accordingly, each Certificateholder in a Grantor Trust ("Grantor Trust Certificateholder") will be treated for federal income tax purposes as the owner of an undivided interest in the Contracts and other assets included in the Trust Fund. As further described below, each holder of a Certificate in a Grantor Trust (a "Grantor Trust Certificate") must therefore report on its federal income tax return the gross income from the portion of the Contracts that is allocable to such Grantor Trust Certificate and may deduct its share of the expenses paid by the Trust Fund that are allocable to such Grantor Trust Certificate, at the same time and to the same extent as such items would be reported by such holder if it had purchased and held directly such interest in the Contracts and received directly its share of the payments on the Contracts and paid directly its share of the expenses paid by the Trust Fund when those amounts are received and paid by the Trust Fund. A Grantor Trust Certificateholder who is an individual will be allowed deductions for such expenses only to the extent that the sum of those expenses and certain other of the Grantor Trust Certificateholder's miscellaneous itemized deductions exceeds 2% of such individual's adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year of an individual whose adjusted gross income exceeds certain thresholds will be reduced. Other potential limitations on deductibility are described above in "REMIC Certificates--Taxation of Regular Certificates--Pass-Through of Expenses Other Than Interest." It appears that expenses paid by the Trust Fund, and the gross income used to pay such expenses, should be allocated among the classes of Grantor Trust Certificates in proportion to their respective fair market values at issuance, but because other reasonable methods of allocation exist and the allocation of such items has not been the subject of a controlling court decision, regulation or Internal Revenue Service Ruling, no definitive advice concerning the allocation of such items can be given.

          Under current Service interpretations of applicable Treasury Regulations, GreenPoint would be able to sell or otherwise dispose of any subordinated Grantor Trust Certificates. Accordingly, GreenPoint expects to offer subordinated Grantor Trust Certificates for sale to investors. In general, such subordination should not affect the federal income tax treatment of either the subordinated or senior Certificates, and holders of subordinated classes of

Certificates should be able to recognize any losses allocated to such class when and if losses are realized.

          To the extent that any of the Contracts comprising a Contract Pool were originated on or after March 21, 1984 and under circumstances giving rise to original issue discount, Certificateholders will be required to report annually an amount of additional interest income attributable to such discount in such Contracts prior to receipt of cash related to such discount. See the discussion above under "REMIC Certificates--Taxation of Regular Certificates-- Original Issue Discount." Similarly, Code provisions concerning market discount and amortizable premium will apply to the Contracts comprising a Contract Pool to the extent that the loans were originated after July 18, 1984 and September 27, 1985, respectively. See the discussions above under "REMIC Certificates-- Taxation of Regular Certificates--Market Discount" and "REMIC Certificates-- Taxation of Regular Certificates--Premium."

          Tax Status of Grantor Trust Certificates. In general, the Grantor Trust Certificates, other than "Premium Grantor Trust Certificates" (as defined below) will be (i) "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code and (ii) assets described in Section 7701(a)(19)(C) of the Code to the extent the Trust Fund's assets qualify under those Sections of the Code. Any amount includible in gross income with respect to the Grantor Trust Certificates will be treated as "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code to the extent the income on the Trust Fund's assets qualifies under that Code Section. The Internal Revenue Service has ruled that obligations secured by permanently installed mobile home units qualify as "real estate assets" under Section 856(c)(4)(A) of the Code. Assets described in Section 7701(a)(19)(C) of the Code include loans secured by mobile homes not used on a transient basis. However, whether Manufactured Homes would be viewed as permanently installed for purposes of Section 856 of the Code would depend on the facts and circumstances of each case, because the Internal Revenue Service rulings on this issue do not provide facts on which taxpayers can rely to achieve treatment as "real estate assets" no assurance can be given that the Manufactured Homes will be so treated. A Real Estate Investment Trust ("REIT") will not be able to treat that portion of its investment in Certificates that represents ownership of Contracts on Manufactured Homes that are not treated as permanently attached as a "real estate asset" for REIT qualification purposes. In this regard, investors should note that generally, most Contracts prohibit the Obligor from permanently attaching the related Manufactured
Home to its site if it were not so attached on the date of the Contract. If so specified in the related Prospectus Supplement, Contracts in the related Contract Pool may permit the Obligor to permanently attach the related Manufactured Home to its site even if not attached at the date of the Contract. Grantor Trust Certificates that represent the right solely to interest payments on the Contracts and Grantor Trust Certificates that are issued at prices that substantially exceed the portion of the principal amount of the Contracts allocable to such Grantor Trust Certificates (both types of Non- REMIC Certificates, "Premium Grantor Trust Certificates") should qualify under the foregoing sections of the Code to the same extent as other Certificates, but the matter is not free from doubt. Prospective purchasers of Certificates who may be affected by the foregoing Code provisions should consult their tax advisors regarding the status of the Certificates under such provisions.

          Taxation of Grantor Trust Certificates Under Stripped Bond Rules. Certain classes of Grantor Trust Certificates may be subject to the stripped bond rules of Section 1286 of the Code. In general, a Grantor Trust Certificate will be subject to the stripped bond rules where there has been a separation of ownership of the right to receive some or all of the principal payments on a Contract from ownership of the right to receive some or all of the related interest payments. Grantor Trust Certificates will constitute stripped certificates and will be subject to these rules under various circumstances, including the following: (i) if any servicing compensation is deemed to exceed a reasonable amount; (ii) if GreenPoint or any other party retains a retained yield with respect to the Contracts comprising a Contract pool; (iii) if two or more classes of Grantor Trust Certificates are issued representing the right to non-pro rata percentages of the interest or principal payments on the Contracts; or (iv) if Grantor Trust Certificates are issued which represent the right to interest only payments or principal only payments. Unless the Prospectus Supplement indicates otherwise, the Grantor Trust Certificates will be subject to the "stripped bond" rules of
Section 1286 of the Code (or, if the application of those rules to a particular Series of Grantor Trust Certificates is uncertain, the Trust Fund will take the position that they apply). There is some uncertainty as to how that section will be applied to securities such as the Grantor Trust Certificates. Investors should consult their own tax advisors regarding the treatment of the Grantor Trust Certificates under the stripped bond rules.

          Although the matter is not entirely clear and alternative characterizations could be imposed, it appears that each stripped Grantor Trust Certificate should be considered to be a single debt instrument issued on the day it is purchased for purposes of calculating original issue discount. Thus, in each month the holder of a Grantor Trust Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from the Grantor Trust Certificate equal to the income that accrues on the Grantor Trust Certificate in such month, calculated, in accordance with the rules of the Code relating to original issue discount, under a constant yield method. In general, the amount of such income reported in any month would equal the product of such holder's adjusted basis in such Grantor Trust Certificate at the beginning of such month (see "--Sales of Certificates" below) and the yield of such Grantor Trust Certificate to such holder. Such yield would be the monthly rate (assuming monthly compounding) determined as of the date of purchase that, if used in discounting the remaining payments on the portion of the Contracts that is allocable to such Grantor Trust Certificate, would cause the present value of those payments to equal the price at which the holder purchased the Grantor Trust Certificate.

          With respect to certain categories of debt instruments, the Code requires the use of a reasonable prepayment assumption in accruing original issue discount and provides a method of adjusting those accruals to account for differences between the assumed prepayment rate and the actual rate. These rules apply to "regular interests" in a REMIC and are described under "REMIC Certificates--Taxation of Regular Certificates--Original Issue Discount." Regulations could be adopted applying these rules to the Grantor Trust Certificates. Although the matter is not free from doubt, it appears that the Taxpayer Relief Act of 1997 has expanded the requirement of the use of a reasonable prepayment assumption to instruments such as the Grantor Trust Certificates. In the absence of regulations interpreting the application of this requirement to such instruments particularly where such instruments are subject to the Stripped Bond Rules, it is uncertain whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Certificates or, with respect to any holder, at the time of purchase of the Grantor Trust Certificate by that holder. Finally, if these rules were applied to the Grantor Trust Certificates, and the principles used in calculating the amount of original issue discount that accrues in any month would produce a negative amount of original issue discount, it is unclear when such loss would be allowed.

          In the case of a Grantor Trust Certificate acquired at a price equal to the principal amount of the Contracts allocable to such Grantor Trust Certificate, the use of a reasonable prepayment assumption would not have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a reasonable prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate the reporting of interest income, respectively.

          If the yield used by the holder of a Grantor Trust Certificate in calculating the amount of interest that accrues in any month is determined based on scheduled payments on the Contracts (that is, without using a reasonable prepayment assumption) and such Grantor Trust Certificate was acquired at a discount or premium, then such holder generally will recognize a net amount of ordinary income or loss if a Contract prepays in full in an amount equal to the difference between the portion of the prepaid principal amount of the Contract that is allocable to the Grantor Trust Certificate and the portion of the adjusted basis of the Grantor Trust Certificate (see "--Sales of Certificates" below) that is allocable to the Contract. In general, basis would be allocated among the Contracts in proportion to their respective principal balances determined immediately before such prepayment. It is not clear whether any other adjustments would be required or permitted to take account of prepayments of the Contracts.

          Solely for purposes of reporting income on the Grantor Trust Certificates to the Service and to certain holders, as required under the Code, it is anticipated that, unless provided otherwise in the related Prospectus Supplement, the yield of the Grantor Trust Certificates will be calculated based on (i) a representative initial offering price of the Grantor Trust Certificates to the public and (ii) a reasonable Assumed Prepayment Rate, which will be the rate used in pricing the initial offering of the Grantor Trust Certificates. (Such yield may differ significantly from the yield to any particular holder that would be used in calculating the interest income of such holder.) No representation is made that the Contracts will in fact prepay at the Assumed Prepayment Rate or at any other rate.

          Sales of Certificates. Upon the sale or exchange of a Grantor Trust Certificate, a Grantor Trust Certificateholder will recognize gain or loss equal to the difference between the amount realized in the sale and its aggregate adjusted basis in the Contracts represented by the Grantor Trust Certificate. Generally, the aggregate adjusted basis will equal the Grantor Trust Certificateholder's cost for the Grantor Trust Certificate increased by the amount of any previously reported gain with respect to the Grantor Trust Certificate and decreased by the amount of any losses previously reported with respect to the Grantor Trust Certificate and the amount of any distributions received thereon. Except as provided above with respect to the original issue discount and market discount rules, any such gain or loss would be capital gain or loss if the Grantor Trust Certificate was held as a capital asset.

          Foreign Investors. Generally, interest or original issue discount paid to or accruing for the benefit of a Grantor Trust Certificateholder who is a Foreign Holder (as defined above in "REMIC Certificates--Taxation of Regular Certificates--Taxation of Certain Foreign Investors") will be treated as "portfolio interest" and therefore will be exempt from the 30% withholding tax. Such Grantor Trust Certificateholder will be entitled to receive interest payments and original issue discount on the Grantor Trust Certificates free of United States federal income tax, but only to the extent the Contracts were originated after July 18, 1984 and provided that such Grantor Trust Certificateholder periodically provides the Trustee (or other person who would otherwise be required to withhold tax) with a statement certifying under penalty of perjury that such Grantor Trust Certificateholder is not a United States person and providing the name and address of such Grantor Trust Certificateholder. For additional information concerning interest or original issue discount paid to a Foreign Holder and the treatment of a sale or exchange of a Grantor Trust Certificate by a Foreign Holder, which will generally have the same tax consequences as the sale of a Regular Certificate, see the discussion above under "REMIC Certificates--Taxation of Regular Certificates--Taxation of Certain Foreign Investors" and "--New Withholding Regulations."

OWNER TRUST CERTIFICATES OR NOTES

          Upon the issuance of any Series with respect to which no REMIC election is made and which is described in the related Prospectus Supplement as an owner trust, Orrick, Herrington & Sutcliffe LLP, special counsel to GreenPoint, will deliver its opinion that with respect to each such Series of Certificates or notes ("Notes"), under then existing law and assuming compliance by the Seller, the Servicer and the Trustee of such Series with all of the provisions of the related Agreement, and agreement or agreements, if any, providing for a Credit Facility or a Liquidity Facility, together with any agreement documenting the arrangement through which a Credit Facility or a liquidity Facility is held outside the related Trust Fund, and the agreement or agreements with any Underwriter, for federal income tax purposes, (i) the Trust Fund will not be classified as a corporation or corporation and (ii) the Owner Trust Certificates or Notes offered by the Prospectus will be treated as indebtedness.

TREATMENT OF THE OWNER TRUST CERTIFICATES OR NOTES AS DEBT

          The Transferor will express in the Agreement the intent that for federal, state and local income and franchise tax purposes, the Owner Trust Certificates or Notes will be debt secured by the Contracts. The Transferor, by entering into the Agreement, and each investor, by the acceptance of a beneficial interest in a Certificate or Note, will agree to treat the Owner Trust Certificates or Notes as debt for federal, state and local income and franchise tax purposes. However, the Agreement may be ambiguous in characterizing the transfer of Contracts, and because different criteria are used in determining the non-tax accounting treatment of the transaction, the Transferor may treat the Agreement for certain non-tax accounting purposes as causing a transfer of an ownership interest in the Contracts and not as creating a debt obligation.

          A basic premise of federal income tax law is that the economic substance of a transaction generally determines its tax consequences. The form and non-tax characterization of a transacti0n, while relevant factors, are not conclusive evidence of its economic substance. In appropriate circumstances, the courts have allowed taxpayers as well as the Internal Revenue Service (the "IRS") to treat a transaction in accordance with its economic substance as determined under federal income tax law, even though the participants in the transaction have characterized it differently for non-tax purposes.

          The determination of whether the economic substance of a transfer of an interest in property is instead a loan secured by the transferred property has been made by the IRS and the courts on the basis of numerous factors designed to determine whether the transferor has relinquished (and the transferee has obtained) substantial incidents of ownership in the property. Among those factors, the primary ones examined are whether the transferee had the opportunity to gain if the property increases in value, and has the risk of loss if the property decreases in value. Based on its analysis of such factors, special counsel to GreenPoint is of the opinion that, under current law, although not transaction closely comparable to the contemplated in this Prospectus ha been the subject of any Treasury regulation, revenue ruling or judicial decision, for federal income tax purposes the Owner Trust Certificates or Notes will not constitute an ownership interest in the Contracts but will properly be characterized as debt.

TREATMENT OF THE OWNER TRUST

          The Agreement permits the issuance of Owner Trust Certificates or Notes and certain other interests in the Trust, each of which may be treated for federal income tax purposes either as debt or as equity interests in the Trust. If all of the Owner Trust Certificates or Notes and other interests (other than the Transferor Certificate) in the Trust were characterized as debt, the Trust might be characterized as a security arrangement for debt collateralized by the Contracts and issued directly by the Transferor (or other holder of the Transferor Certificate). Under such a view, the Trust would be disregarded for federal income tax purposes. Alternatively, if some of were characterized as equity therein, the Trust might be characterized as a separate entity owning the Contracts, issuing its own debt, and jointly owned by the Transferor (or other holder of the Transferor Certificate) and any other holders of equity interests in the Trust. However, special counsel to GreenPoint is of the opinion that, under current law, any such entity constituted by the Trust will not be an association, taxable mortgage pool or publicly traded partnership taxable as a corporation.

          Possible Treatment of the Trust as a Taxable Mortgage Pool. Although, as described above, Special Counsel is of the opinion that the Certificates will properly be treated as debt for federal income tax purposes and that the Trust will not be treated as a taxable mortgage pool taxable as a corporation, such opinion will not bind the IRS and thus no assurance can be given that such treatment will prevail. If the IRS were to contend successfully that the Trust were a taxable mortgage pool taxable as a corporation, that entity would be subject to federal income tax at corporate tax rates on its taxable income generated by ownership of the related Mortgage Loans. That tax could result in reduced distributions to Certificate Owners. No distributions from the Trust would be deductible in computing the taxable income of the corporation, except to the extent that any Certificates were treated as debt of the corporation and distributions to the related Certificate Owners were treated as payments of interest thereon. In addition, distributions to Certificate Owners not related as holding debt would be dividend income to the extent of the current and accumulated earnings and profits of the corporation (and Certificate Owners may not be entitled to any dividends received deduction in respect of such income).

TREATMENT OF THE OWNER TRUST CERTIFICATES OR NOTES

          Treatment of the Owner Trust Certificates or Notes as Indebtedness.
If the Owner Trust Certificates or Notes are treated as indebtedness for federal income tax purposes, the taxation of holders of such interests generally will be the same as that described, above, for holders of REMIC Regular Interests with the following exceptions: Holders not otherwise required to use the accrual method of accounting for tax purposes would not be required to adopt that method of accounting for the Owner Trust Certificates or Notes. The treatment described under "REMIC Certificates --General --Tax Status of REMIC Certificates" would not apply. Gain on the sale of Owner Trust Certificates or Notes would not be subject to re-characterization as ordinary income solely as a result of failure of income otherwise accrued on such Owner Trust Certificates or Notes to have accrued at a rate exceeding 110% of the "applicable federal rate" as described for REMIC Regular Interests in the second paragraph of "REMIC Certificates --Taxation of Regular Certificates --Sales of Certificates." The discussion under "REMIC Certificates --Taxation of Regular Certificates --Pass-Through of Expenses Other Than Interest" would not apply. See "REMIC Certificates --Taxation of REMIC Regular Certificates."

          Possible Treatment of the Owner Trust Certificates or Notes as Partnership Interests. Although, as described above, special counsel to GreenPoint is of the opinion that the Owner Trust Certificates or Notes will properly be treated as debt for federal income tax purposes, such opinion will not bind the IRS and thus no assurance can be given that such treatment will prevail. If the IRS were to contend successfully that some or all of the Owner Trust Certificates or Notes were equity in the Trust for federal income tax purposes, the Owner Trust Certificates or Notes could be classified as partnership interests for such purposes. Because special counsel to GreenPoint is of the opinion that the Owner Trust Certificates or Notes will be characterized as debt for federal income tax purposes, no attempt will be made to comply with any tax reporting requirements that would apply as a result of such alternative characterizations.

          If the Trust were treated as a partnership, that partnership would not be subject to federal income tax. Rather, each item of income, gain, loss and deduction of the partnership generated computing taxable income of the Transferor (or the holder of the Transferor Certificate) and any Certificate or Note Owners treated as partners in accordance with their respective partnership interests therein. The amounts, character and timing of income reportable by any Certificate or Note Owners treated as partners would likely differ from that reportable by such Certificates or Note Owners had they been treated as owning debt. In addition, if the Trust were treated in whole or in part as a partnership, income derived from the partnership by any Certificates or Note Owner that is a pension fund or other tax-exempt entity may be treated as unrelated business taxable income. Also, any Certificate or Note owner that is a Non-United States Person could be subject to withholding at the rate of 30% on its share of the partnership's income from the Contracts. Partnership characterization also may have adverse state and local income or franchise tax consequences for a Certificate or Note Owner. If the Trust were treated in whole or in part as a partnership and the number of holders of interest in the publicly offered Owner Trust Certificates or Notes and other interests in the Trust treated as partners equaled or exceeded 100, the Transferor may cause the Trust to elect to be an "electing large partnership." The consequence of such election to investors could include the determination of certain tax items at the partnership level and the disallowance of otherwise allowable deductions.
No representation is made as to whether such election will be made.

                            OTHER TAX CONSEQUENCES

          No advice has been received as to local income, franchise, personal property, or other taxation in any state or locality, or as to the tax effect of ownership of Certificates in any state or locality. Certificateholders are advised to consult their own tax advisors with respect to any state or local income, franchise, personal property, or other tax consequences arising out of their ownership of Certificates.

            RESTRICTIONS ON TRANSFER OF REMIC RESIDUAL CERTIFICATES

          As discussed in "Federal Income Tax Consequences--Taxation of Residual Certificates--Tax on Transfers of Residual Certificates to Certain Organizations," in order for the Trust Fund to qualify as a REMIC, there must be reasonable arrangements designed to ensure that the Residual Certificates are not held by disqualified organizations. Further, transfers to "electing large partnerships" within the meaning of Section 775 of the Code or persons that are not United States persons raise special tax issues. Accordingly, unless the related Prospectus Supplement provides otherwise, no record or beneficial ownership interest in a Residual Certificate that is sold under this Prospectus may be transferred unless, among other things, the Trustee receives (i) an affidavit from the proposed transferee to the effect that it is not a "disqualified organization" or electing large partnership and is not purchasing on behalf of a disqualified organization or electing large partnership (see "Federal Income Tax Consequences--Taxation of Residual Certificates--Tax on Transfers of Residual Certificates to Certain Organizations"), (ii) a representation from the proposed transferee to the effect that it is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States and (iii) a covenant of the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to such REMIC Residual Certificate.

                             TAX-EXEMPT INVESTORS

          A qualified pension plan or other entity that is exempt from federal income taxation pursuant to Section 501 of the Code (a "Tax-Exempt Investor") nonetheless will be subject to federal income taxation to the extent that its income is "unrelated business taxable income" ("UBTI") within the meaning of
Section 512 of the Code. All "excess inclusions" of a "REMIC" allocated to a "Residual Certificate" held by a Tax-Exempt investor will be considered UBTI and thus will be subject to federal income tax. See "Federal Income Tax Consequences--Certificates as REMIC Residual Interests--Excess Inclusions."

                               LEGAL INVESTMENT

          The Prospectus Supplement for each Series of Certificates will specify which, if any, of the Classes of Certificates offered thereby constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). Classes of Certificates that qualify as "mortgage related securities" will be legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including depository institutions, life insurance companies and pension funds) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent as, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any such entities. Under SMMEA, if a state enacted legislation prior to October 4, 1991 specifically limiting the legal investment authority of any such entities with respect to "mortgage related securities," Certificates will constitute legal investments for entities subject to such legislation only to the extent provided therein. Approximately twenty-one states adopted such legislation prior to the October 4, 1991 deadline.

          SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal in Certificates without limitations as to the percentage of their assets represented thereby, federal credit unions may invest in mortgage related securities, and national banks may purchase Certificates for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. Section 24 (Seventh), subject in each case to such regulations as the applicable federal authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUAs regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities.

          All depository institutions considering an investment in the Certificates (whether or not the Class of Certificates under consideration for purchase constitutes a "mortgage related security") should review the Federal Financial Institutions Examination Council's Supervisory Policy Statement on the Securities Activities (to the extent adopted by their respective regulators) (the "Policy Statement"), setting forth, in relevant part, certain securities trading and sales practices deemed unsuitable for an institution's investment portfolio, and guidelines for (and restrictions on) investing in mortgage derivative products, including "mortgage related securities," which are "high-risk mortgage securities" as defined in the Policy Statement. According to the Policy Statement, such "high-risk mortgage securities" include securities such as certificates not entitled to distributions allocated to principal or interest, or subordinated certificates. Under the Policy Statement, it is the responsibility of each depository institution to determine, prior to purchase (and at stated intervals thereafter), whether a particular mortgage derivative product is a "high-risk mortgage security," and whether the purchase (or retention) of such a product would be consistent with the Policy Statement.

          The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

          There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Certificates or to purchase Certificates representing more than a specified percentage of the investor's assets. Investors should consult their own legal advisors in determining whether and to what extent the Certificates constitute legal investments for such investors.

                             ERISA CONSIDERATIONS

          The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain restrictions on employee benefit or other plans subject to ERISA and/or Section 4975 of the Code ("Plans") and on persons having certain specified relationships to a Plan ("Parties in Interest") with respect to such Plans, including, for this purpose, individual retirement arrangements described in Section 408 of the Code. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the requirements of ERISA, and assets of such plans may be invested in Certificates without regard to the ERISA considerations described below, subject to the provisions of other applicable federal and state law. Any such plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is, however, subject to the prohibited transaction rules set forth in Section 503 of the Code.

          Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan. A fiduciary which decides to invest the assets of a Plan in Certificates should consider, among other factors, the sensitivity of the investments to the rate of principal payments (including prepayments) on the Contracts as discussed in "Prepayment and Yield Considerations" herein.

          The United States Department of Labor (the "DOL") has issued regulations concerning the definition of what constitutes the assets of a Plan (DOL Reg. Section 2510.3-101). Under the DOL regulations, the underlying assets and properties of corporations, partnerships and certain other entities in which a Plan makes an "equity" investment could be deemed for purposes of ERISA to be assets of the investing Plan in certain circumstances. A beneficial interest in a trust is defined as an "equity" interest under the DOL regulations. However, the DOL regulations provide that, generally, the assets of an entity in which a Plan makes an equity investment will not be deemed for purposes of ERISA to be assets of such Plan if the equity interest acquired by the investing Plan is a publicly offered security. A publicly offered security, as defined in DOL Reg.
Section 2510.3-101 is a security that is widely held, freely transferable and either registered under the Exchange Act or sold to the Plan as part of a public offering under the Securities Act that then becomes so registered. There can be no assurance that any Class of Certificate will qualify for this or any other exception under the DOL regulations.

          In addition to the imposition of general fiduciary standards of investment prudence and diversification, ERISA prohibits a broad range of transactions involving Plan assets and Parties in Interest, and imposes additional prohibitions where Parties in Interest are fiduciaries with respect to such Plan. To the extent that the Contracts may be deemed "plan assets" of each Plan that purchases Certificates, an investment in the Certificates by a Plan could result in a prohibited transaction under ERISA Sections 406 and 407 and be subject to an excise tax under Section 4975 of the Code unless a statutory or administrative exemption applies.

          In DOL Prohibited Transaction Class Exemption ("PTCE") 83-1, which amended PTCE 81-7, the DOL exempted from ERISA's prohibited transaction rules certain transactions relating to the operation of residential mortgage pool investment trusts and the purchase, sale and holding of "mortgage pool pass-through certificates" in the initial issuance of such certificates. However, PTCE 83-1 does not apply to trusts that hold Contracts.

          Each Plan fiduciary who is responsible for making the investment decisions whether to purchase or commit to purchase and to hold Certificates must make its own determination as to the availability of any prohibited transaction exemptions under ERISA. Each Plan fiduciary should also determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

          Several underwriters of asset-backed securities have applied for and obtained ERISA prohibited transaction exemptions which are in some respects broader than PTCE 83-1 and the exceptions to the DOL regulations referred to above. Such exemptions can only apply to securities backed by certain receivables, loans and other obligations that are secured and, among other conditions, are sold in an offering with respect to which such an underwriter serves as the sole or a managing underwriter, or as a selling or placement agent. If such an exemption might be applicable to a Series of Certificates, the related Prospectus Supplement will refer to such possibility.

          Any Plan fiduciary that proposes to cause a Plan to purchase Certificates should consult with its counsel concerning the impact of ERISA and the Code, the applicability of any exemption under ERISA and the potential consequences in its specific circumstances, prior to making such investment. Moreover, each Plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an investment in the Certificates is appropriate for the Plan, taking into account the overall investment policy of the Plan and the composition of the Plan's investment portfolio.

                    CERTAIN LEGAL ASPECTS OF THE CONTRACTS

          The following discussion contains summaries of certain legal aspects of manufactured housing contracts, including Land Home and Land-in-Lieu Contracts, which are general in nature. Because such legal aspects are governed by applicable state law (which laws may differ substantially), the summaries should be viewed only as an overview and therefore do not reflect the laws of any particular state, nor do they encompass the laws of all states in which the security for the Contracts or Land-and-Home Contracts is situated.

THE CONTRACTS (OTHER THAN LAND HOME AND LAND-IN-LIEU CONTRACTS)

          General. As a result of the assignment of Contracts in a Contract Pool to the Trustee, the related Trust Fund will succeed collectively to all of the rights (including the right to receive payment on such Contracts), and will assume the obligations of the obligee, under such

Contracts. Each Contract evidences both (a) the obligation of the Obligor to repay the loan evidenced thereby, and (b) the grant of a security interest in either the Manufactured Home, and, in the case of a Land Home Contract or Land-in-Lieu Contract, the real estate on which the related Manufactured Home is located, to secure repayment of such loan. Certain aspects of both features of the Contracts are described more fully below.

          The following discussion focuses on issues relating generally to GreenPoint's or any lender's interest in manufactured housing contracts. See "Risk Factors--Security Interests of a Trust Fund in the Manufactured Homes" herein for a discussion of certain issues relating to the transfer to a Trust Fund of Contracts and the related security interests in the Manufactured Homes comprising the related Contract Pool.

          Security Interests of GreenPoint in the Manufactured. Each Contract generally will be "chattel paper" as defined in the UCC as in effect in New York (where GreenPoint's chief executive offices are located) and the jurisdiction in which the related Manufactured Home was located at origination. Under the UCC as in effect in each such jurisdiction, the sale of chattel paper is treated in a manner similar to perfection of a security interest in chattel paper. GreenPoint will make or cause to be made appropriate filings of UCC-1 financing statements to give notice of the Trustee's ownership of the Contracts sold by it. The Trustee's interest in the Contracts could be defeated if a subsequent purchaser were able to take physical possession of the Contracts without notice of such assignment. GreenPoint will not retitle any certificates of title that are in the name of Bank of America, FSB or BankAmerica Housing Services, a division of Bank of America, FSB relating to any contracts that it purchases in the Acquisition as described under "The Seller." If so specified in the applicable Prospectus Supplement, GreenPoint will be required under the related Agreement to stamp or cause to be stamped each Contract sold by it to indicate its transfer to the Trustee. To the extent the Contracts do not constitute "chattel paper" within the meaning of the UCC as in effect in New York and the jurisdictions in which the related Manufactured Homes were located at origination, these steps may not be sufficient to protect the Trustee's interest in the Contracts against the claims of GreenPoint's (or an affiliate's) or Bank of America, FSB's creditors, as the case may be, a trustee in bankruptcy of GreenPoint or a receiver, conservator or trustee in bankruptcy of an affiliate thereof that sold such Contracts to GreenPoint or bank of America, FSB, as applicable.

          The Manufactured Homes securing the Contracts in a Contract Pool may be located in all 50 states and the District of Columbia. Security interests in manufactured homes similar to the ones securing the Contracts ("manufactured homes") generally may be perfected either by notation of the secured party's lien on the certificate of title or by delivery of the required documents and payment of a fee to the state motor vehicle authority, depending on state law. In some non-title states, perfection pursuant to the provisions of the UCC is required. Generally, with respect to manufactured housing contracts individually originated or purchased by GreenPoint, GreenPoint effects such notation or delivery of the required documents and fees, and obtains possession of the certificate of title or a lien certificate, as appropriate, under the laws of the state in which any manufactured home securing a manufactured housing contract is registered. If GreenPoint and its affiliates fails, due to clerical errors or otherwise, to effect such notation or delivery, or files the security interest under the wrong law (for example, under a motor vehicle title statute rather than under the UCC, in a few states), GreenPoint (for itself, or as agent of the secured lender) may not have a first-priority security interest in the manufactured home securing a contract. As manufactured homes have become larger and often have been attached to their sites without any apparent intention to move them, courts in many states have held that manufactured homes, under certain circumstances, may become subject to real estate title and recording laws. As a result, a security interest in a manufactured home could be rendered subordinate to the interests of other parties claiming an interest in the home under applicable state real estate law. In order to perfect a security interest in a manufactured home under real estate laws, the holder of the security interest must file either a "fixture filing" under the provisions of the UCC or a real estate mortgage under the real estate laws of the state where the home is located. These filings must be made in the real estate records office of the county where the home is located. If so specified in the related Prospectus Supplement, most of the Contracts in any Contract Pool will contain provisions prohibiting the Obligor from permanently attaching the Manufactured Home to its site if it was not so attached on the date of the Contract. As long as each Manufactured Home was not so attached on the date of the Contract and the Obligor does not violate this agreement, a security interest in the Manufactured Home will be governed by the certificate of title laws or the UCC, and the notation of the security interest on the certificate of title or the filing of a UCC financing statement will be effective to maintain the priority of GreenPoint's security interest in the Manufactured Home. If any such Manufactured Home does become attached after the date of the related Contract, the related Contract provides that such attachment constitutes an "event of default" that, if unremedied, gives rise to certain discrete remedies including acceleration of the unpaid principal balance of the Contract plus accrued interest and repossession of the Manufactured Home. Regardless of whether a full recovery is obtained from an Obligor whose Manufactured Home becomes attached, GreenPoint will represent that, at the date of the initial issuance of Certificates in any Series, it had obtained a perfected first-priority security interest in each of the Manufactured Homes securing the related Contracts sold by it. Such representation, however, will not be based upon an inspection of the site of any Manufactured Home to determine if the Manufactured Home had become permanently attached to its site. See "Description of the Certificates-- Conveyance of Contracts" herein. GreenPoint will not be required to make fixture filings or to file Mortgages with respect to any of the Manufactured Homes (except in the case of Land Home and Land-in-Lieu Contracts, as described below). Consequently, if a Manufactured Home is deemed subject to real estate title or recording laws because the owner attaches it to its site or otherwise, the Trustee's interest therein may be subordinated to the interests of others that may claim an interest therein under applicable real estate laws.

          In addition, a federal circuit court decision may adversely affect a Trustee's interest in the Contract Pool related to a Series of Certificates even if the related Contracts constitute chattel paper. In Octagon Gas Systems, Inc.
v. Rimmer, 995 F.2d 948 (10th Cir. 1993), the court's decision included language to the effect that accounts sold by an entity which subsequently became bankrupt remained property of the debtor's bankruptcy estate. Sales of chattel paper, like sales of accounts, are governed by Article 9 of the UCC. If GreenPoint is subject to the federal bankruptcy code and becomes a debtor under the federal bankruptcy code, and a court were to follow the reasoning of the Tenth Circuit and apply such reasoning to chattel paper, Certificateholders for such Series could experience a delay in, or reduction of, distributions as to the Contracts that constitute chattel paper and were sold to the related Trust Fund.

          In the absence of fraud, forgery or permanent affixation of a manufactured home to its site by the manufactured home owner, or administrative error by state recording officials, the notation of the lien of GreenPoint on the certificate of title or delivery of the required documents and fees (or if applicable, perfection under the UCC) will be sufficient to protect GreenPoint against the rights of subsequent purchasers of a manufactured home or subsequent lenders who take a security interest in the manufactured home. If there are any manufactured homes as to which the security interest in favor of GreenPoint is not perfected, such security interest would be subordinate to the claims of, among others, subsequent purchasers for value of and holders of perfected security interests in such manufactured homes.

          In the event that the owner of a manufactured home moves it to a state other than the state in which such manufactured home initially is registered, under the laws of most states, the perfected security interest in the manufactured home would continue for four months after such relocation and thereafter until the owner registers the manufactured home in such state. If the owner were to relocate a manufactured home to another state and were to re-register the manufactured home in such state, and if steps are not taken to re-perfect an existing security interest in such state, the security interest in the manufactured home would cease to be perfected. A majority of states generally require surrender of a certificate of title to re-register a manufactured home. GreenPoint must therefore surrender possession if it holds the certificate of title to such manufactured home or, in the case of manufactured homes registered in states which provide for notation of lien, GreenPoint would receive notice of surrender if its security interest in the manufactured home is noted on the certificate of title. Accordingly, GreenPoint would have the opportunity to re-perfect its security interest in the manufactured home in the state of relocation. In states which do not require a certificate of title for registration of a manufactured home, re-registration could defeat the perfection. In the ordinary course of servicing manufactured housing contracts, GreenPoint takes steps to effect such re-perfection upon receipt of notice of re-registration or information from the obligor as to relocation. Similarly, when an obligor under a contract sells a manufactured home, GreenPoint must surrender possession of the certificate of title or GreenPoint will receive notice as a result of its lien noted thereon; accordingly, GreenPoint will have an opportunity to require satisfaction of the related contract before release of the lien. Such protections generally would not be available in the case of security interests in manufactured homes located in non-title states where perfection of such security interest is achieved by appropriate filings under the UCC (as in effect in such state). Consequently, the security interest in the manufactured home could cease to be perfected.

          Under the laws of most states, liens for repairs performed on a manufactured home and liens for personal property taxes take priority over a perfected security interest in the manufactured home. GreenPoint will warrant in the Agreement with respect to each Series of Certificates that, as of the date of initial issuance of such Series of Certificates, no Manufactured Home relating to a Contract it sold was, to its knowledge, subject to any such lien. However, such warranty will not be based on any lien searches or other review. See "Description of the Certificates--Conveyance of Contracts" in the Prospectus Supplement related to a Series of Certificates for a description of the remedies for a breach of the representations and warranties made by GreenPoint under the related Agreement. In addition, such liens could arise after the date of initial issuance of the Certificates. Notice may not be given to GreenPoint, the Servicer, the Trustee or Certificateholders in the event such a lien arises.

          Enforcement of Security Interests in Manufactured Homes. If so specified in the applicable Prospectus Supplement, the Servicer on behalf of the Trustee, to the extent required by the related Agreement, may take action to enforce the Trustee's security interest with respect to Contracts in default by repossession and resale of the Manufactured Homes securing such defaulted Contracts. In general, as long as a manufactured home has not become subject to the real estate law, a creditor can repossess a manufactured home by voluntary surrender, by "self-help" repossession that is "peaceful" (i.e., without breach of the peace) or, in the absence of voluntary surrender and the ability to repossess without breach of the peace, by judicial process. The holder of a manufactured housing contract generally must give the obligor a number of days' notice prior to commencement of any repossession. The UCC and consumer protection laws in most states place restrictions on repossession sales, including requiring prior notice to the obligor and commercial reasonableness in effecting such a sale. The law in most states also requires that the obligor be given notice of any sales prior to resale of the unit so that the obligor may redeem at or before such resale.

          Under the laws applicable in most states, a creditor is entitled to obtain a deficiency judgment from an obligor for any deficiency on repossession and resale of the manufactured home securing such obligor's contract. However, some states impose prohibitions or limitations on deficiency judgments, and in many cases the defaulting obligor would have no assets with which to pay a judgment.

          Certain other statutory provisions, including federal and state bankruptcy and insolvency laws, and general equitable principles may limit or delay GreenPoint's ability to repossess and resell any Manufactured Home or enforce a deficiency judgment.

LAND HOME AND LAND-IN-LIEU CONTRACTS

          General. To the extent described in the applicable Prospectus Supplement, the related Contract Pool may contain Land Home Contracts or Land-in-Lieu Contracts. The Land Home Contracts and the Land-in-Lieu Contracts will be secured by either first mortgages or deeds of trust, depending upon the prevailing practice in the state in which the underlying property is located. A mortgage creates a lien upon the real property described in the mortgage. There are two parties to a mortgage: the mortgagor, who is the borrower, and the mortgagee, who is the lender. In a mortgage state, the mortgagor delivers to the mortgagee a note or bond evidencing the loan and the mortgage. Although a deed of trust is similar to a mortgage, a deed of trust has three parties: the borrower, a lender as beneficiary, and a third-party grantee called the trustee. Under a deed of trust, the borrower grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale, to the trustee to secure payment of the loan. The trustee's authority under a deed of trust and the mortgagee's authority under a mortgage are governed by the express provisions of the deed of trust or mortgage, applicable law, and, in some cases, with respect to the deed of trust, the directions of the beneficiary.

          Foreclosure. Foreclosure of a mortgage is generally accomplished by judicial action. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary parties defendants. When the mortgagee's right to foreclosure is contested, the legal proceedings necessary to resolve the issue can be time-consuming and expensive. After the completion of a judicial foreclosure proceeding, the court may issue a judgment of foreclosure and appoint a receiver or other officer to conduct the sale of the property. In some states, mortgages may also be foreclosed by advertisement, pursuant to a power of sale provided in the mortgage. Foreclosure of a mortgage by advertisement is essentially similar to foreclosure of a deed of trust by non-judicial power of sale.

          Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust that authorizes the trustee to sell property to a third party upon any default by the borrower under the terms of the note or deed of trust. In certain states, such foreclosure also may be accomplished by judicial action in the manner provided for foreclosure of mortgages. In some states the trustee must record a notice of default and send a copy to the borrower-trustor and to any person who has recorded a request for a copy of a notice of default and the notice of sale. In addition, the trustee must provide notice in some states to any other individual having an interest of record in the real property, including any junior lienholders. If the deed of trust is not reinstated within any applicable cure period, a notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. In addition, some state laws require that a copy of the notice of sale be posted on the property and sent to all parties having an interest of record in the property.

          In some states, the borrower-trustor has the right to reinstate the loan at any time following default until shortly before the trustee's sale. In general, the borrower, or any other person having a junior encumbrance on the real estate, may, during a reinstatement period, cure the default by paying the entire amount in arrears plus the costs and expenses incurred in enforcing the obligation. Certain state laws control the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

          In the case of foreclosure under either a mortgage or a deed of trust, the sale by the receiver or other designated officer, or by the trustee, is a public sale. However, because of the difficulty a potential buyer at the sale would have in determining the exact status of title and because the physical condition of the property may have deteriorated during the foreclosure proceedings, it is not common for a third party to purchase the property at the foreclosure sale. Rather, the lender generally purchases the property from the trustee or receiver for an amount equal to the unpaid principal amount of the note, accrued and unpaid interest and the expenses of foreclosure. Thereafter, subject to the right of the borrower in some states to remain in possession during the redemption period, the lender will assume the burdens of ownership, including obtaining hazard insurance and making such repairs at its own expense as are necessary to render the property suitable for sale. The lender commonly will obtain the services of a real estate broker and pay the broker a commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property.

          Because of certain requirements of the REMIC Provisions, a Trust Fund as to which a REMIC election has been made generally must dispose of any related Manufactured Homes acquired pursuant to repossession, foreclosure, or similar proceedings within three years after acquisition. Consequently, if the Servicer, acting on behalf of the Trust, is unable to sell a Manufactured Home in the course of its ordinary commercial practices within 33 months after its acquisition thereof (or a longer period as permitted by the Agreement), the Servicer will auction such home to the highest bidder (which bidder may be the Servicer) in an auction reasonably designed to produce a fair price. There can be no assurance that the price for any Manufactured Home would not be substantially lower than the unpaid principal balance of the Contract relating thereto. In fact, manufactured homes, unlike site-built homes, generally depreciate in value, and it has been industry experience that, upon repossession and resale, the amount recoverable on a manufactured home securing an installment sales contract is generally lower than the principal balance of the contract.

          Rights of Redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the borrower and certain foreclosed junior lienholders or other parties are given a statutory period in which to redeem the property from the foreclosure sale. In certain other states, this right of redemption applies only to sale following judicial foreclosure, and not sale pursuant to a non-judicial power of sale. In most states where the right of redemption is available, statutory redemption may occur upon payment of the foreclosure purchase price, accrued interest and taxes. In some states the right to redeem is an equitable right. The effect of a right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser at a foreclosure sale, or of any purchaser from the lender subsequent to judicial foreclosure or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expense of ownership until the expiration of the redemption period.

          Anti-Deficiency Legislation and Other Limitations on Lenders. Certain states have imposed statutory restrictions that limit the remedies of a beneficiary under a deed of trust or a mortgagee under a mortgage relating to a single family residence. In some states, statutes limit the right of the beneficiary or mortgagee to obtain a deficiency judgment against the borrower following foreclosure or sale under a deed of trust. A deficiency judgment is a personal judgment against the borrower equal in most cases to the difference between the amount due to the lender and the net amount realized upon the foreclosure sale.

          Some state statutes may require the beneficiary or mortgagee to exhaust the security afforded under a deed of trust or mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the borrower. In certain other states, the lender has the option of bringing a personal action against the borrower on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. Consequently, the practical effect of the election requirement, when applicable, is that lenders will usually proceed first against the security rather than bringing a personal action against the borrower.

          Other statutory provisions may limit any deficiency judgment against the former borrower following a foreclosure sale to the excess of the outstanding debt over the fair market value of the property at the time of such sale. The purpose of these statutes is to prevent a beneficiary or a mortgagee from obtaining a large deficiency judgment against the former borrower as a result of low or no bids at the foreclosure sale.

          In some states, exceptions to the anti-deficiency statutes are provided for in certain instances where the value of the lender's security has been impaired by acts or omissions of the borrower, for example, in the event of waste of the property.

          In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws, the federal Soldiers' and Sailors' Civil Relief Act of 1940 and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to realize upon its security and/or enforce a deficiency judgment. For example, with respect to a Land Home Contract, in a proceeding under the federal Bankruptcy Code, the court may prevent a lender from foreclosing on the home, and when a court determines that the value of a home is less than the principal balance of the loan, the court may reduce the amount of the secured indebtedness to the value of the home as it exists at the time of the proceeding, leaving the lender as a general unsecured creditor for the difference between that value and the amount of outstanding indebtedness. A bankruptcy court may grant the debtor a reasonable time to cure a payment default, reduce the monthly payments due under such mortgage loan, change the rate of interest and/or alter the mortgage loan repayment schedule.

          The Code provides priority to certain tax liens over the lien of the mortgage or deed of trust. The laws of some states provide priority to certain tax liens over the lien mortgage or deed of trust. Numerous federal and some state consumer protection laws impose substantive requirements upon mortgage lenders in connection with the origination, servicing and the enforcement of mortgage loans. These laws include the federal Truth in Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity, Fair Credit Billing Act, Fair Credit Reporting Act, and related statutes and regulations. These federal laws and state laws impose specific statutory liabilities upon lenders who originate or service mortgage loans and who fail to comply with the provisions of the law. In some cases, this liability may affect assignees of the Contracts.

CERTAIN MATTERS RELATING TO INSOLVENCY

          GreenPoint intends that each transfer of Certificates to the related Trust Fund constitutes a sale, rather than a pledge of the Contracts to secure indebtedness of GreenPoint. However, if GreenPoint were to become a debtor under the federal bankruptcy code, it is possible that a creditor or trustee in bankruptcy of GreenPoint or GreenPoint as debtor-in-possession may argue that the sale of the Contracts by GreenPoint could be recharacterized as a borrowing secured by a pledge of the Contracts. Such an attempt, even if unsuccessful, could result in delays in or reductions of distributions on the Certificates.

CONSUMER PROTECTION LAWS

          The so-called "Holder-in-Due-Course" rule of the Federal Trade Commission is intended to defeat the ability of the transferor of a consumer credit contract which is the seller of goods which gave rise to the transaction (and certain related lenders and assignees) to transfer such contract free of notice of claims by the obligor thereunder. The effect of this rule is to subject the assignee of such a contract to all claims and defenses which the obligor could assert against the seller of goods. Liability under this rule is limited to amounts paid under such a contract; however, the obligor also may be able to assert the rule to set off remaining amounts due as a defense against a claim brought by the assignee against such obligor. Generally, this rule will apply to any Contracts conveyed to the Trustee and to any claims made by the Servicer on behalf of the Trustee, as GreenPoint's assignee. Numerous other federal and state consumer protection laws impose requirements applicable to the origination and lending pursuant to such Contracts, including the Truth in Lending Act, the Federal Trade Commission Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Equal Credit Opportunity Act, the Fair Debt Collection Practices Act and the Uniform Consumer Credit Code. In the case of some of these laws, the failure to comply with their provisions may affect the enforceability of the related Contract or create liability for the Trust Fund.

          The Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act") could, under certain circumstances, cap the amount of interest that may be charged on certain Contracts at 6% and may hinder the ability of the Servicer to foreclose on such Contracts in a timely fashion. Under the terms of the Relief Act, if so required by an obligor under a manufactured housing contract who enters military service after the origination of such obligor's contract (including an obligor who is a member of the National Guard or is in reserve status at the time of the origination of the contract and is later called to active duty), such obligor may not be charged interest above an annual rate of 6% during the period of such obligor's active duty status, unless a court orders otherwise upon application of the lender. In addition, the Relief Act imposes limitations which would impair the ability of any lender to foreclose on an affected contract during the obligor's period of active duty status and within three months thereafter. It is possible that application of the Relief Act to certain of the Contracts could have an effect, for an indeterminate period of time, on the ability of the Servicer to collect full amounts of interest or foreclose on such Contract, and could result in delays in payment or losses to the holders of the Certificates. GreenPoint will not make any representation or warranty as to whether any Contract is or could become subject to the Relief Act.

TRANSFERS OF MANUFACTURED HOMES; ENFORCEABILITY OF RESTRICTIONS ON TRANSFER

          If so specified in the related Prospectus Supplement, the Contracts comprising any Contract Pool generally will prohibit the sale or transfer of the related Manufactured Homes without the consent of the obligee and permit the acceleration of the maturity of the Contracts by the obligee upon any such sale or transfer to which GreenPoint has not consented. Under the Agreement for a Series of Certificates (if so specified in the related Prospectus Supplement), GreenPoint will be required to consent to any such transfer and to permit the assumption of the related Contract if the proposed buyer meets the Servicer's underwriting standards and enters into an assumption agreement, the Servicer determines that permitting such assumption will not materially increase the risk of nonpayment of the Contract and such action will not adversely affect or jeopardize any coverage under any insurance policy required by such Agreement. If the Servicer determines that these conditions have not been fulfilled, then it will be required to withhold its consent to the transfer, but only to the extent permitted under the Contract and applicable law and governmental regulations and only to the extent that such action will not adversely affect or jeopardize any coverage under any insurance policy required by the Agreement.
In certain cases, a delinquent Obligor may attempt to transfer a Manufactured Home in order to avoid a repossession proceeding with respect to such Manufactured Home.

          In the case of a transfer of a Manufactured Home after which the obligee desires to accelerate the maturity of the related Contract, the obligee's ability to do so will depend on the enforceability under state law of the clause permitting acceleration on transfer. The Garn-St. Germain Depository Institutions Act of 1982 preempts, subject to certain exceptions and conditions, state laws prohibiting enforcement of such clauses applicable to manufactured homes. To the extent such exceptions and conditions apply in some states, the Servicer may be prohibited from enforcing such a clause in respect of certain Manufactured Homes.

APPLICABILITY OF USURY LAWS

          Title V of the Depository Institutions Deregulation and Monetary Controls Act of 1980, as amended ("Title V"), provides that, subject to the following conditions, state usury limitations shall not apply to any loan which is secured by a first lien on certain kinds of manufactured housing. The Contracts related to any Series of Certificates would be covered under Title V if, among other things, they satisfy certain conditions governing the terms of any prepayments, late charges and deferral fees and contain a requirement of a 30-day notice period prior to instituting any action leading to repossession of the related unit.

          Title V authorized any state to reimpose limitations on interest rates and finance charges by adopting before April 1, 1983 a law or constitutional provision which expressly rejected application of the federal law. Fifteen states adopted such a law prior to the April 1, 1983 deadline. In addition, even where Title V was not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on loans covered by Title V. GreenPoint will represent, in the Agreement for a Series of Certificates (if so specified in the related Prospectus Supplement), that the Contracts sold by it comply with applicable usury laws.

                                    RATINGS

          It is a condition to the issuance of the Certificates of each Series offered hereby that at the time of issuance they shall have been rated in one of the four highest rating categories by the nationally recognized statistical rating agency or agencies specified in the related Prospectus Supplement.

          Ratings on manufactured housing contract pass-through certificates address the likelihood of the receipt by Certificateholders of their allocable share of principal and interest on the underlying manufactured housing contract assets. These ratings address structural and legal aspects associated with such certificates, the extent to which the payment stream on such underlying assets is adequate to make payments required by such certificates and the credit quality of the credit enhancer or guarantor, if any. Ratings on the Certificates do not, however, constitute a statement regarding the likelihood of principal prepayments by Obligors under the Contracts in the related Contract Pool, the degree by which prepayments made by such Obligors might differ from those originally anticipated or whether the yield originally anticipated by investors of any Series of Certificates may be adversely affected as a result of such prepayments. As a result, investors of any Series of Certificates might suffer a lower than anticipated yield.

          A rating on any or all of the Certificates of any Series by certain other rating agencies, if assigned at all, may be lower than the rating or ratings assigned to such Certificates by the rating agency or agencies specified in the related Prospectus Supplement. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency. Each security rating should be evaluated independently of any other security rating.

                            METHOD OF DISTRIBUTION

          The Seller may sell Certificates of each Series to or through underwriters (the "Underwriters") by a negotiated firm commitment underwriting and public reoffering by the Underwriters, and also may sell and place Certificates directly to other purchasers or through agents. The Seller intends that Certificates be offered through such various methods from time to time and that offerings may be made concurrently through more than one of these methods or that an offering of a particular Series of Certificates may be made through a combination of such methods.

          The distribution of the Certificates may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, or at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.

          If so specified in the Prospectus Supplement relating to a Series of Certificates, the Seller or any affiliate thereof may purchase some or all of one or more Classes of Certificates of such Series from the Underwriter or Underwriters at a price specified in such Prospectus Supplement. Such purchaser may thereafter from time to time offer and sell, pursuant to this Prospectus, some or all of such Certificates so purchased directly, through one or more Underwriters to be designated at the time of the offering of such Certificates or through broker-dealers acting as agent and/or principal. Such offering may be restricted in the manner specified in such Prospectus Supplement. Such transactions may be effected at market prices prevailing at the time of sale, at negotiated prices or at fixed prices.

          In connection with the sale of the Certificates, Underwriters may receive compensation from the Seller or from purchasers of Certificates for whom they may act as agents in the form of discounts, concessions or commissions. Underwriters may sell the Certificates of a Series to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the Underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of the Certificates of a Series may be deemed to be Underwriters, and any discounts or commissions received by them from the Seller and any profit on the resale of the Certificates by them may be deemed to be underwriting discounts and commissions, under the Securities Act. Any such Underwriters or agents will be identified, and any such compensation received from the Seller will be described, in the Prospectus Supplement.

          Under agreements which may be entered into by GreenPoint, Underwriters and agents who participate in the distribution of the Certificates may be entitled to indemnification by GreenPoint against certain liabilities, including liabilities under the Securities Act.

          The Underwriters may, from time to time, buy and sell Certificates, but there can be no assurance that an active secondary market will develop and there is no assurance that any such market, if established, will continue.

                                USE OF PROCEEDS

          If so specified in the applicable Prospectus Supplement, substantially all of the net proceeds to be received from the sale of the Certificates will be used by the Seller for general corporate purposes, including the payment of expenses in connection with pooling the Contracts and issuing the Certificates.

                                 LEGAL MATTERS

          Certain legal matters relating to the Certificates, including legal matters relating to material federal income tax consequences concerning the Certificates, will be passed upon for GreenPoint by Orrick, Herrington & Sutcliffe LLP, Los Angeles, California.

                                    EXPERTS

          The consolidated financial statements of GFC as of December 31, 1997 and 1996 incorporated in this Prospectus by reference to GFC's Annual Report on Form 10-K for the year ended December 31, 1997 have been so incorporated in reliance on the report by PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.

          The consolidated financial statements of GFC for the year ended December 31, 1995, incorporated in this Prospectus by reference to GFC's Annual Report on Form 10-K for the year ended December 31, 1997, have been so incorporated in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, incorporated by reference in this Prospectus, and upon the authority of said firm as experts in accounting and auditing.

                       INDEX OF SIGNIFICANT DEFINITIONS

                                                              Page in Prospectus
                                                                 on Which Term
                                                                   is Defined
                                                              ------------------
1986 Act.............................................................. 50
1997 Act.............................................................. 57
actively traded....................................................... 52
Acquisition........................................................... 19
adjusted issue price.............................................. 54, 68
Agreement.............................................................  3
applicable Federal rate............................................58, 79 backup withholding.................................................... 60
Bulk Sellers.......................................................... 15

capital assets........................................................ 46
cash-flow investments................................................. 49
Cede........................................................... iv, 7, 32
Certificate Account................................................... 27
Certificate Balance...................................................  4
Certificate Owners............................................. iv, 7, 32
Certificateholder................................................. 32, 47
Certificateholders.................................................... iv
Certificates........................................................... i
chattel paper......................................................... 28
Class............................................................... i, 3
clearing agency....................................................... 32
clearing corporation.................................................. 32
Code..................................................................  9
Collection Period.................................................. 4, 29
Commission............................................................ iv
Committee Report...................................................... 50
Contract..............................................................  1
Contract Files........................................................ 28
Contract Pool...................................................... ii, 1
Contract Rate.......................................................... 1
Contract Schedule..................................................... 28
contracts............................................................. 11
Contracts.......................................................... ii, 1
Credit Facility....................................................... 44
Credit Facility Provider.............................................. 45
Cut-off Date........................................................... 2

daily accruals........................................................ 68
daily portion......................................................... 63
daily portions........................................................ 54
Definitive Certificates............................................... 27
disqualified organization......................................... 69, 80
Disqualified Organizations............................................ 49
Distribution Date...................................................... 4
DOL................................................................... 82
DTC............................................................ iv, 7, 32
DTC Rules............................................................. 33
DTC Services.......................................................... 33
Due Date.............................................................. 16
due-on-sale........................................................... 24

electing large partnership........................................ 79, 80
ERISA.............................................................  9, 82
evidences of indebtedness............................................. 70 excess inclusions............................................. 66, 67, 80
Excess Interest................................................... 11, 30
Exchange Act......................................................... iii


foreclosure property.................................................. 49
Foreign Holder........................................................ 59
Fractional Interests.................................................. 39
full distributions.................................................... 31

GFC............................................................... iii, 8
Global Certificate................................................. 7, 32
governor.............................................................. 52
Government Securities................................................. 48
Grantor Trust......................................................... 73
Grantor Trust Fund.................................................... 46
Grantor Trust Certificate............................................. 73
Grantor Trust Certificate holder...................................... 73
GreenPoint.......................................................... i, 1
GreenPoint Bank....................................................... 19

holder................................................................ 47

Indirect Participants................................................. 32
Industry.............................................................. 33
IRS................................................................... 51
Issue Premium......................................................... 65
issue price........................................................... 52

Junior Certificates................................................... 41

Kelly Blue Book....................................................... 22

Land Home.............................................................. 1
Land Home Contract.................................................... 18
Land Home Contracts................................................... 17
Land-in-Lieu Contract.............................................. 1, 18
Land-in-Lieu Contracts................................................ 17
legal investments...................................................... 9
level payment method.................................................. 62
Liquidity Facility.................................................... 45
Liquidity Facility Provider........................................... 45
long-term Federal rate................................................ 68

Manufactured Home...................................................... 1
manufactured homes.................................................... 79 manufactured housing contracts........................................ 11 mezzanine............................................................. 43
Minimum Termination Amount............................................ 34
Monthly Servicing Fee................................................. 36
Mortgage.............................................................. 17
mortgage related securities........................................ 9, 80 mortgage related security............................................. 76
Multiple Variable Rate................................................ 53

NCUA.................................................................. 81
New Regulations....................................................... 61
noneconomic residual interest......................................... 70
Non-REMIC Trusts...................................................... 73
Grantor Trust Certificates............................................ 70
notice................................................................ 38

objective rate........................................................ 52
Obligor............................................................... 16
OID Regulations....................................................... 47
Owner Trust........................................................... 73
Original Holder....................................................... 63
Original Issue Discount............................................... 51

Participants.......................................................... 32
Parties in Interest................................................... 77
passive losses........................................................ 63
pass-through entity................................................... 66 pass-through interest holder.......................................... 59 pass-through interest holders......................................... 59
Pass-Through Rate.................................................. 6, 30
Percentage Interest................................................... 27


permitted investments................................................. 49
Plans................................................................. 82
Policy Statement...................................................... 81
Pool Principal Balance................................................ 43
Pool Scheduled Principal Balances..................................... 43
portfolio income...................................................... 63
portfolio interest.................................................... 76
Premium Grantor Trust Certificates.................................... 74
Prepayment Assumption................................................. 51
Prepayment Model...................................................... 25
prohibited transaction................................................ 40
PTCE.................................................................. 83

qualified floating rate............................................... 52 qualified inverse floating rate....................................... 53 qualified liquidation................................................. 35
qualified mortgage.................................................... 48
qualified mortgages................................................... 48
qualified replacement mortgage........................................ 49 qualified reserve assets.............................................. 49 qualified stated interest......................................... 52, 53 qualifying assets..................................................... 48

Rate Period........................................................... 31
real estate assets.................................................... 47
Registration Statement................................................ iv
Regular Certificates.............................................. 45, 48
regular interests................................................. 46, 50
Regular Principal..................................................... 29
Relief Act........................................................ 13, 80
REMIC............................................................ iii, 45
REMIC Certificates.................................................... 46
REMIC Provisions...................................................... 46
REMIC Regulations..................................................... 47
Repurchase Date....................................................... 34
Reserve Fund.......................................................... 48
Residual Certificates............................................. 45, 47
Residual Interest.................................................. 7, 31
residual interests.................................................... 45

Sale Agreement........................................................ 19
Scheduled Payment..................................................... 16
Seller................................................................. i
Senior Certificate Balance............................................ 43
Senior Certificates............................................... 41, 68
Series................................................................. i
Service........................................................... 46, 49
Servicer........................................................... ii, 1
significant value..................................................... 68
single family residences.............................................. 49
Single Variable Rate.................................................. 52
single-class REMIC.................................................... 54
SMMEA.............................................................. 9, 80
Special Principal Distributions.................................... 6, 30
Spread Account........................................................ 44
staged-funding........................................................ 18
Startup Day........................................................... 48
stated redemption price at maturity................................... 52 steps up............................................................... 2
Step-Up Rate.......................................................... 16
Step-Up Rate Contracts................................................ 16
Subordinate Certificates.............................................. 41
successful Termination Auction......................................... 8
Systems............................................................... 33
Swap Regulations...................................................... 61

Tax-Exempt Investor................................................... 80
tax home.............................................................. 60
tax matters person.................................................... 72
taxable mortgage pool................................................. 70 teaser................................................................ 53
Termination Auction................................................... 35


Title V............................................................... 92
Total Regular Principal Amount..................................... 4, 29
Trust Fund.......................................................... i, 3
Trustee................................................................ 3

UBTI.................................................................. 67
UCC................................................................... 12
Underwriters.......................................................... 93

Wash sale............................................................. 70
Weighted Average Contract Rate..................................... 2, 18

Year 2000 problems.................................................... 33

                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

          Item 14.   Other Expenses of Issuance and Distribution.

     Registration fee....................................................$  885,000.00

     Printing and engraving costs........................................$  450,000.00

     Legal fees and expenses.............................................$  350,000.00

     Accounting fees and expenses........................................$  264,000.00

     Trustee's fees and expenses.........................................$   50,000.00

     Blue Sky Qualification Fees and Expenses (including Counsel Fees)...$   20,000.00

     Rating Agency Fees..................................................$  600,000.00

     Total...............................................................$4,995,000.00
--------

          Item 15.   Indemnification of Directors and Officers.

          Section 145 of the General Corporation Law of the State of Delaware, as amended, under which the Registrants are incorporated, empowers a corporation, subject to certain limitations, to indemnify its directors and officers against the actual and reasonable expenses of defending litigation against them in their capacities as directors and officers.

          1.  GreenPoint Credit Corp.  Section 42 of GreenPoint Credit Corp.'s
              -----------------------
By-Laws provides as follows:

          Indemnification.  The corporation shall indemnify and hold harmless,
          ---------------
to the full extent permitted by law as the same exists or may be hereafter amended (but, in the case of any amendment, only to the extent that the amendment permits the corporation to provide broader indemnification rights than permitted by law prior to its amendment), any person (an "indemnitee") who is made, or threatened to be made, a party to or is otherwise involved in any action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that he or his testator or intestate is or was a director, officer, employee or agent of the corporation or serves or served, in any capacity, any other enterprise (including, without limitation, service with respect to an employee benefit plan) at the request of the corporation (whether the basis of such action, suit or proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity) against all expense, liability and loss (including attorneys' fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided below with respect to actions, suits, or proceedings to enforce rights to indemnification, the corporation shall indemnify any such indemnitee in connection with an action, suit or proceeding (or part thereof) initiated by such person only if such action, suit or proceeding (or part thereof) was authorized by the Board of Directors of the corporation. The right to indemnification conferred in this Paragraph 42 shall include the right to be paid by the corporation the expenses incurred in defending any such proceeding in advance of its final disposition to the maximum extent permitted by law. The rights to indemnification and to the advancement of expenses conferred by this Paragraph 42 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

          If a claim under this Paragraph 42 is not paid in full by the corporation within sixty (60) days after a written claim has been received by the corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the indemnitee may at any time thereafter bring suit against the corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In any suit brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Paragraph 42 or otherwise, shall be on the corporation.

          The rights to indemnification and to the advancement of expenses conferred in this Paragraph 42 shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the corporation's Certificate of Incorporation, Bylaws, agreement, vote of shareholders or directors or otherwise.

          The corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Paragraph 42 with respect to the indemnification and advancement of expenses of directors and officers of the corporation.

          There is directors' and officers' liability insurance presently outstanding, which insures directors and officers of GreenPoint Credit Corp. against claims arising out of the performance of their duties.

          The Pooling Agreement for each Series of Certificates will provide that no director, officer, employee or agent of GreenPoint Credit Corp. is liable to any holder of Certificates or to the Trustee on behalf of the holders of such Certificates, or to any other person, except on account of such director's, officer's, employee's or agent's own willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Pooling Agreement for each Series will further provide that, with the exceptions stated above, a director, officer, employee or agent of GreenPoint Credit Corp. is entitled to be indemnified by the Trust Fund against all liability in connection with the mortgage pool evidenced by such Series.

          2.  GreenPoint Financial Corp.  Article Tenth of GreenPoint Financial
              --------------------------
Corp.'s Certificate of Incorporation provides as follows:

     A. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that he or she is or was a Director or an Officer of the Corporation or is or was serving at the request of the Corporation as a Director, Officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an "indemnitee") whether the basis of such proceeding is alleged action in an official capacity as a Director, Officer, employee or agent or in any other capacity while serving as a Director, Officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys' fees judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection therewith; provided, however, that, except as provided in Section C hereof with respect to proceedings to enforce rights to indemnification, the Corporation shall indemnify any such indemnitee in connection with a proceeding (or party thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

     B. The right to indemnification conferred in Section A of this Article TENTH shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition (hereinafter an "advancement of expenses); provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a Director or Officer (and not in any other capacity in which service was or is rendered by such indemnitee, including, without limitation, services to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter an "undertaking"), by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal (hereinafter a "final adjudication") that such indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. The rights to indemnification and to the advancement of expenses conferred in Sections A and B of this Article TENTH shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a Director, Officer, employee or agent and shall inure to the benefit of the indemnitee's heirs, executors and administrators.

     C. If a claim under Section A or B of this Article TENTH is not paid in full by the Corporation within sixty days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty days, the indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the indemnitee shall be entitled to be paid also the expenses of prosecuting or defending such suit. In
(i) any suit brought by the indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that the indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the indemnitee is proper in the circumstances because the indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the indemnitee has not met such applicable standard of conduct, shall create a presumption that the indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the indemnitee has not met the applicable standard of conduct or, in the case of such a suite brought by the indemnitee, be a defense to such suit. In any suite brought by the indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article TENTH or otherwise shall be on the Corporation.

     D. The rights to indemnification and to the advancement of expenses conferred in this Article TENTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation's Certificate of Incorporation, Bylaws, agreement, vote of stockholders or Disinterested Directors or otherwise.

     E. The Corporation may maintain insurance, at its expense, to protect itself and any Director, Officer, employee or agent of the Corporation or Subsidiary or Affiliate or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

     F. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article TENTH with respect to the indemnification and advancement of expenses of Directors and Officers of the Corporation.

          Item 16.   Exhibits

     Exhibit                                     Description of Exhibit
----------------   ----------------------------------------------------------------------------------
      1.1*         Form of Underwriting.
      2.1          Sale Agreement. (Incorporated by reference to Exhibit 2.1 of the Form 8-K filed by
                   GreenPoint Financial Corp. on October 5, 1998)
      3.1*         Certificate of Incorporation of GreenPoint Financial.
      3.2*         Certificate of Incorporation of GreenPoint Credit Corp.
      3.3*         By-Laws of GreenPoint Financial.
      3.4*         By-Laws of GreenPoint Credit Corp.
      4.1*         Form of Pooling and Servicing Agreement.
      5.1          Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.
      8.1          Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.
     12.1          Not Applicable.
     15.1          Not Applicable.
     23.1          Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 8.1 hereto).
     23.2*         Consent of PricewaterhouseCoopers LLP.
     23.3*         Consent of KPMG Peat Marwick, LLP.
     24.1*         Powers of Attorney.
     25.1          Not Applicable.
     26.1          Not Applicable.
     27.1          Not Applicable.
     99.1          Not Applicable.

*     Filed previously.


               Undertakings.

          In accordance with Item 512 of Regulation S-K under the Securities Act of 1933, as amended (the "Securities Act"), each of the undersigned registrants hereby undertakes:

               To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement: (i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933; (ii) to reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and (iii) to include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

          Provided, however, that paragraphs (1)(i) and (1)(ii) of this section do not apply if the registration statement is on Form S-3, Form S-8 or Form F-3, and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to section 13 or section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

               That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

               That, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of
     1934) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

               That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the registrants pursuant to the foregoing provisions, the registrants are aware that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by either of the registrants of expenses incurred or paid by a director, officer or controlling person of either of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered. Each registrant, as applicable, will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, that all of the registered securities will meet the security rating requirement in instruction I B.5 of Form S-3 by the time of the sale of the registered securities and that it has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Diego, State of California, on November 12, 1998.


             GREENPOINT CREDIT CORP.


       By:   /s/ John W. Wheeler
          ---------------------------------
       Name: John W. Wheeler
       Title: Director and President


     Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         SIGNATURES              TITLE                          DATE
         ----------              -----                          ----

     /s/ John W. Wheeler
---------------------------      President (Principal        November 12, 1998
      John W. Wheeler            Executive Officer) and
                                 Director

     /s/ John S. Buchanan
---------------------------
      John S. Buchanan           Senior Vice President,      November 12, 1998
                                 Treasurer (Principal
                                 Financial and Accounting
                                 Officer) and Director

    /s/ Martin L. McNabb
---------------------------
    Martin L. McNabb             Executive Vice President    November 12, 1998
                                 and Director

    /s/ Abdul H. Rajput
---------------------------
    Abdul H. Rajput              Executive Vice President    November 12, 1998
                                 and Director

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3, that all of the registered securities will meet the security rating requirement in instruction I B.5 of Form S-3 by the time of the sale of the registered securities and that it has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 12, 1998.

     GREENPOINT FINANCIAL CORP.

     By:  /s/ Howard C. Bluver
        ---------------------------------
     Name:  Howard C. Bluver
     Title: Senior V.P. and General Counsel


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 2 to the Registration Statement has been signed by the following persons or their respective attorneys-in-fact in the capacities and on the dates indicated.

             SIGNATURES                              TITLE                                    DATE
             ----------                              -----                                    ----
     /s/ Thomas S. Johnson*
   -------------------------            Chairman of the Board and Chief                  November 12, 1998
         Thomas S. Johnson              Executive Officer

      /s/ Bharat B. Bhatt*
   -------------------------            Member of the Board, President and               November 12, 1998
          Bharat B. Bhatt               Chief Operating Officer


      /s/ Jeffrey Leeds*
   -------------------------            Executive Vice President, Finance                November 12, 1998
          Jeffrey Leeds                 (Principal Financial Officer)


    /s/ Mary Beth Farrell*
   -------------------------            Senior Vice President and                        November 12, 1998
        Mary Beth Farrell               Comptroller

    /s/ Wilfred O. Uhl*
   -------------------------            Director                                         November 12, 1998
       Wilfred O. Uhl

    /s/ Robert M. Mclane*
   -------------------------            Director                                         November 12, 1998
      Robert M. McLane

    /s/ Dan F. Huebner*
   -------------------------            Director                                         November 12, 1998
        Dan F. Huebner


   -------------------------            Director                                         November __, 1998
       Robert P. Quinn

    /s/ Robert F. Vizza*
--------------------------------        Director                                         November 12, 1998
    Robert F. Vizza

    /s/ William M. Jackson*
--------------------------------        Director                                         November 12, 1998
    William M. Jackson

    /s/ Jules Zimmerman*
--------------------------------        Director                                         November 12, 1998
    Jules Zimmerman

    /s/ Charles B. McQuade*
--------------------------------        Director                                         November 12, 1998
    Charles B. McQuade

    /s/ Alvin N. Puryear*
--------------------------------        Director                                         November 12, 1998
    Alvin N. Puryear


--------------------------------        Director                                         November __, 1998
    Susan J. Kropf


--------------------------------        Director                                         November __, 1998
    Edward C. Schmults



    /s/  Howard C. Bluver
--------------------------------
    *By HOWARD C. BLUVER
      Attorney-in-Fact

                                                                   Exhibit Index
                                                                   -------------

   Exhibit                                       Description of Exhibit
--------------        ----------------------------------------------------------------------------------
       1.1*           Form of Underwriting.
       2.1            Sale Agreement. (Incorporated by reference to Exhibit 2.1 of the Form 8-K filed by
                      GreenPoint Financial Corp. on October 5, 1998)
       3.1*           Certificate of Incorporation of GreenPoint Financial.
       3.2*           Certificate of Incorporation of GreenPoint Credit Corp.
       3.3*           By-Laws of GreenPoint Financial.
       3.4*           By-Laws of GreenPoint Credit Corp.
       4.1*           Form of Pooling and Servicing Agreement.
       5.1            Opinion of Orrick, Herrington & Sutcliffe LLP with respect to legality.
       8.1            Opinion of Orrick, Herrington & Sutcliffe LLP with respect to tax matters.
      12.1            Not Applicable.
      15.1            Not Applicable.
      23.1            Consent of Orrick, Herrington & Sutcliffe LLP (included in Exhibit 8.1 hereto).
      23.2*           Consent of PricewaterhouseCoopers LLP.
      23.3*           Consent of KPMG Peat Marwick, LLP.
      24.1*           Powers of Attorney.
      25.1            Not Applicable.
      26.1            Not Applicable.
      27.1            Not Applicable.
      99.1            Not Applicable.

*     Filed previously.